UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

DIGITALBRIDGE GROUP, INC.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 24, 2026
Dear Stockholders:
You are cordially invited to attend a special meeting of the stockholders of DigitalBridge Group, Inc. (“DigitalBridge”). The special meeting will be held online on April 23, 2026, at 9:00 a.m., Eastern Time (as may be adjourned from time to time, the “special meeting”). You may attend the special meeting virtually via the internet at https://edge.mediaserver. com/mmc/p/m6yurafk, where you will be able to vote electronically and submit questions. To attend the special meeting, you will need the 11-digit control number, which is located on your proxy card or in the instructions accompanying your proxy materials. You will not be able to attend the special meeting in person.
At the special meeting, DigitalBridge stockholders will be asked to consider and vote on a proposal to approve the Company merger contemplated by the Agreement and Plan of Merger, dated as of December 29, 2025 (as amended or modified from time to time in accordance with its terms, the “merger agreement”), by and among Duncan Holdco LLC, a Delaware limited liability company (“Parent”), Duncan Sub I Inc., a Maryland corporation and wholly owned subsidiary of Parent (“Merger Sub I”), Duncan Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of Merger Sub I (“Merger Sub II”), DigitalBridge and DigitalBridge Operating Company, LLC, a Delaware limited liability company (“Company OP”). Subject to the terms and conditions of the merger agreement, (a) Merger Sub I will be merged with and into DigitalBridge, the separate existence of Merger Sub I will cease, and DigitalBridge will survive the merger as a wholly owned subsidiary of Parent (the “Company merger”) and (b) immediately following the Company merger, Merger Sub II will be merged with and into Company OP, with Company OP surviving the merger (the “LLC merger” and together with the Company merger, the “mergers”).
If the mergers are completed, DigitalBridge stockholders will have the right to receive $16.00 in cash, without interest and subject to any applicable withholding taxes, for each share of common stock, par value $0.01 per share, of DigitalBridge (“DigitalBridge common stock”), other than cancelled shares, converted shares and dissenting shares (each as defined in the accompanying proxy statement), that they own immediately prior to the effective time of the Company merger, which represents a premium of approximately 14.9% over DigitalBridge’s closing stock price on December 26, 2025, the last trading day prior to the announcement of the merger agreement, and 50% to the unaffected 52-week average closing price as of December 4, 2025, the last trading day prior to a public report indicating that DigitalBridge and SoftBank Group were in discussions regarding a potential merger. Approval of the proposal to approve the Company merger (the “merger proposal”) requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of DigitalBridge common stock entitled to vote as of the close of business on the record date (as defined in the accompanying proxy statement). A vote online at the virtual special meeting constitutes a vote in person for purposes of the special meeting.
DigitalBridge common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBRG”. The closing price of DigitalBridge common stock on the NYSE on March 20, 2026, the latest practicable date before the printing of the accompanying proxy statement, was $15.35 per share.
The DigitalBridge board of directors (the “DigitalBridge Board”) has reviewed and considered the terms and conditions of the merger agreement and has unanimously (a) determined that the Company merger and the other transactions contemplated by the merger agreement, are advisable and in the best interests of DigitalBridge and its stockholders, (b) approved the execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated thereby, including the mergers, and (c) recommended that the Company merger be approved by DigitalBridge stockholders. The DigitalBridge Board made its determination after consultation with its outside legal counsel and its financial advisors and consideration of various factors, as more fully described in the accompanying proxy statement.
The DigitalBridge Board unanimously recommends that you vote “FOR” the proposal to approve the Company merger.
At the special meeting, stockholders will also be asked to vote on (a) a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by DigitalBridge to its named executive officers (as defined in the accompanying proxy statement) based on or otherwise relating to the

Company merger, as required by the rules adopted by the U.S. Securities and Exchange Commission (the “named executive officer merger-related compensation proposal”), and (b) a proposal to adjourn the special meeting from time to time, as determined in accordance with the merger agreement by the DigitalBridge Board, including for the purpose of soliciting additional votes for the approval of the merger proposal if there are insufficient votes at the time of the special meeting to approve the merger proposal by DigitalBridge stockholders (the “adjournment proposal”). The DigitalBridge Board unanimously recommends that you vote “FOR” each of these proposals.
The DigitalBridge Board is soliciting your proxy to ensure that a quorum is present and that your shares are represented and voted at the special meeting and any postponement or adjournment thereof.
If your shares are held in “street name,” you should instruct your broker, bank or other nominee how to vote your shares on each proposal in accordance with your voting instruction form.
The mergers cannot be completed unless DigitalBridge stockholders approve the Company merger. Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the special meeting online, please submit a proxy to vote your shares as promptly as possible to ensure that your shares may be represented and voted at the special meeting. If you receive more than one proxy card because you own shares registered in different names or addresses, each proxy should be submitted. If you attend the special meeting and vote online, your online vote will revoke any proxy previously submitted. If you neither return your proxy nor attend the special meeting online, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the approval of the Company merger. Similarly, if you hold your shares in “street name” and fail to instruct your broker, bank or other nominee how to vote your shares, your shares will not be counted for purposes of determining whether a quorum is present and will have the same effect as a vote “AGAINST” the approval of the Company merger.
The obligations of DigitalBridge, Company OP, Parent, Merger Sub I and Merger Sub II to complete the mergers are subject to the satisfaction or waiver of certain conditions. The accompanying proxy statement contains detailed information about DigitalBridge, the special meeting, the merger agreement, the mergers, the named executive officer merger-related compensation proposal and the adjournment proposal. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement and incorporated therein by reference. DigitalBridge urges you to, and you should, read the entire proxy statement carefully, including the merger agreement and the other annexes and the documents referred to or incorporated by reference in the accompanying proxy statement. In addition, you should read the “Risk Factors” section beginning on page 16 of our annual report on Form 10-K for the year ended December 31, 2025, and the other risk factors detailed from time to time in DigitalBridge’s reports filed with the U.S. Securities and Exchange Commission and incorporated by reference in this proxy statement for risks relating to our business and for a discussion of the risks that you should consider in evaluating the proposed transaction and how it may affect you. You may also obtain additional information about DigitalBridge from other documents DigitalBridge has filed with the U.S. Securities and Exchange Commission.
In considering the recommendation of the DigitalBridge Board with respect to the merger proposal, you should be aware that our directors and executive officers have interests in the Company merger that are different from, or in addition to, yours.
If you have any questions or need assistance voting your shares of DigitalBridge common stock, please contact D.F. King & Co., Inc., which is acting as DigitalBridge’s proxy solicitor in connection with the special meeting, by calling 800-676-7437 toll-free (banks and brokers may call 212-931-0845).
Sincerely,
/s/ Marc C. Ganzi
Marc C. Ganzi Chief Executive Officer
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the Company merger, passed upon the merits or fairness of the Company merger, the merger agreement or the other transactions contemplated thereby, or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated March 24, 2026, and, together with the enclosed form of proxy card, is first being mailed to DigitalBridge stockholders on or about March 24, 2026.

DigitalBridge Group, Inc.
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
DATE & TIME	April 23, 2026, at 9:00 a.m., Eastern Time
PLACE	The special meeting of stockholders (the “special meeting”) of DigitalBridge Group, Inc. (“DigitalBridge”) will be held online at edge.media-server.com/mmc/p/m6yurafk. You will not be able to attend the special meeting in person.
ITEMS OF BUSINESS
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To consider and vote on a proposal (the “merger proposal”) to approve the merger of DigitalBridge contemplated by the Agreement and Plan of Merger, dated as of December 29, 2025 (as amended or modified from time to time in accordance with its terms, the “merger agreement”), by and among DigitalBridge, Duncan Holdco LLC (“Parent”), Duncan Sub I Inc., a wholly owned subsidiary of Parent (“Merger Sub I”), Duncan Sub II LLC, a wholly owned subsidiary of Merger Sub I (“Merger Sub II” and together with Merger Sub I, “Merger Subs”), and DigitalBridge Operating Company, LLC (“Company OP”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub I will be merged with and into DigitalBridge (the “Company merger”), the separate corporate existence of Merger Sub I will cease and DigitalBridge will survive the Company merger as a wholly owned subsidiary of Parent. A copy of the merger agreement is attached to the accompanying proxy statement as Annex A and is incorporated therein by reference;

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To consider and vote on a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by DigitalBridge to its named executive officers that is based on or otherwise relates to the Company merger (the “named executive officer merger-related compensation proposal”); and

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To consider and vote on a proposal to adjourn the special meeting from time to time, as determined in accordance with the merger agreement by the DigitalBridge board of directors (the “DigitalBridge Board”), including for the purpose of soliciting additional votes for the approval of the merger proposal if there are insufficient votes at the time of the special meeting to approve the merger proposal (the “adjournment proposal”).

RECORD DATE AND SHARES ENTITLED TO VOTE
Only holders of record of Class A common stock, par value $0.01 per share, of DigitalBridge (“DigitalBridge common stock”), at the close of business on March 23, 2026 (the “record date”), are entitled to notice of the special meeting and to vote thereat. Each holder of record of DigitalBridge common stock will be entitled to one vote for each share of DigitalBridge common stock they own of record at the close of business on the record date.
VOTING BY PROXY	Your vote is very important, regardless of the number of shares you own. The DigitalBridge Board is soliciting your proxy to ensure that a quorum is present and that your shares are represented and voted at the special meeting. For information on submitting your proxy over the internet, by telephone or by mailing back the traditional proxy card (no extra postage is needed for the provided envelope if mailed in the U.S.), please see the attached proxy statement and enclosed proxy card. If you later decide to vote online at the special meeting, information on revoking your proxy prior to the special meeting is also provided in the accompanying proxy statement.
RECOMMENDATIONS	The DigitalBridge Board unanimously recommends that you vote:
• “FOR” the merger proposal;
• “FOR” the named executive officer merger-related compensation proposal; and
• “FOR” the adjournment proposal.
APPRAISAL	Record holders and beneficial owners of shares of DigitalBridge common stock who do not vote in favor of the merger proposal will have the right to seek appraisal of the fair value of their shares of DigitalBridge common stock pursuant to Section 5.10 of the charter of DigitalBridge if they file with DigitalBridge a written objection to the Company merger at or before the vote is taken on the Company merger and comply with all the requirements of the provisions of Title 3, Subtitle 2 of the Maryland General Corporation Law (“MGCL”), which are summarized in the accompanying proxy statement. The provisions of Section 5.10 of the charter of DigitalBridge and Title 3, Subtitle 2 of the MGCL are reproduced in their entirety in Annex D to the accompanying proxy statement and are incorporated therein by reference.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING ONLINE, PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE PURSUANT TO THE INSTRUCTIONS CONTAINED IN THESE MATERIALS OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE SPECIAL MEETING. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SUBMITTED. IF YOU ATTEND THE SPECIAL MEETING AND VOTE ONLINE, YOUR ONLINE VOTE WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED. IF YOU NEITHER RETURN YOUR PROXY NOR ATTEND THE SPECIAL MEETING ONLINE, YOUR SHARES WILL NOT BE COUNTED FOR PURPOSES OF DETERMINING WHETHER A QUORUM IS PRESENT AT THE SPECIAL MEETING AND WILL HAVE THE SAME EFFECT AS A VOTE “AGAINST” THE APPROVAL OF THE COMPANY MERGER. SIMILARLY, IF YOU HOLD YOUR SHARES IN “STREET NAME” AND FAIL TO INSTRUCT YOUR BROKER, BANK OR OTHER NOMINEE HOW TO VOTE YOUR SHARES, YOUR SHARES WILL NOT BE COUNTED FOR PURPOSES OF DETERMINING WHETHER A QUORUM IS PRESENT AND WILL HAVE THE SAME EFFECT AS A VOTE “AGAINST” THE APPROVAL OF THE COMPANY MERGER.
You may revoke your proxy at any time before the vote at the special meeting by following the procedures outlined in the accompanying proxy statement.

If you are a beneficial owner of shares held by a broker, bank or other nominee and you wish to vote at the online special meeting, you must bring to the online special meeting a proxy from the broker, bank or other nominee that holds your shares authorizing you to vote at the online special meeting.
In order to vote online, you will need to log onto voteproxy.com and enter the 11-digit control number, which is located on your proxy card or in the instructions accompanying your proxy materials. If your shares of DigitalBridge common stock entitled to vote are registered directly in your name, you are considered the holder of record with respect to such shares of DigitalBridge common stock and you have the right to attend the special meeting and to vote online.
The proxy statement of which this notice forms a part provides a detailed description of the mergers, the merger agreement, the named executive officer merger-related compensation proposal and the adjournment proposal, and provides specific information concerning the special meeting. DigitalBridge urges you to read the proxy statement, including any documents incorporated therein by reference, and its annexes carefully and in their entirety. If you have any questions concerning the mergers or the proxy statement, would like additional copies of the proxy statement or need help voting your shares of DigitalBridge common stock, please contact DigitalBridge’s proxy solicitor, D.F. King & Co., Inc., by calling 800-676-7437 toll-free (banks and brokers may call 212-931-0845).
By Order of the DigitalBridge Board,
/s/ Geoffrey Goldschein

Geoffrey Goldschein
Chief Legal Officer and Secretary
March 24, 2026
Boca Raton, Florida

i

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SUMMARY TERM SHEET
This summary term sheet highlights information contained elsewhere in this proxy statement and may not contain all of the information that is important to you with respect to the Company merger and the other matters being considered at the special meeting of DigitalBridge stockholders. DigitalBridge urges you to carefully read the remainder of this proxy statement, including the attached annexes, and the other documents referred to or incorporated by reference in this proxy statement. For additional information on DigitalBridge included in documents incorporated by reference into this proxy statement, see the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 129. Page references are included in this summary term sheet to direct you to a more complete description of the topics presented below. You should carefully read and consider the entire merger agreement, which is the legal document that governs the Company merger.
Certain Definitions
As used in this proxy statement, unless otherwise noted or the context requires otherwise:
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“DigitalBridge” refers to DigitalBridge Group, Inc., a Maryland corporation;

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“DigitalBridge Board” refers to the board of directors of DigitalBridge;

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“DigitalBridge common stock” refers to the Class A common stock, par value $0.01 per share, of DigitalBridge;

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“closing date” refers to the closing date of the mergers;

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“Company merger” refers to the merger of Merger Sub I with and into DigitalBridge, with the separate corporate existence of Merger Sub I ceasing and DigitalBridge surviving as a wholly owned subsidiary of Parent;

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“Company OP” refers to DigitalBridge Operating Company, LLC, a Delaware limited liability company;

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“Company OP common units” has the meaning assigned to “Membership Common Unit” in the Limited Liability Company Agreement of Company OP;

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“Company stockholders meeting” refers to the meeting of DigitalBridge stockholders convened for the purpose of obtaining the requisite stockholder vote to approve the Company merger;

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“LLC merger” refers to the merger of Merger Sub II with and into Company OP, with the separate corporate existence of Merger Sub II ceasing and Company OP surviving as a wholly owned subsidiary of Merger Sub I;

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“mergers” refers to the Company merger and LLC merger;

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“Merger Sub I” refers to Duncan Sub I Inc., a Maryland corporation and a wholly owned subsidiary of Parent;

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“Merger Sub II” refers to Duncan Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of Merger Sub I;

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“Merger Subs” refers to Merger Sub I and Merger Sub II;

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“merger agreement” refers to the Agreement and Plan of Merger, dated as of December 29, 2025, by and among DigitalBridge, Parent, Merger Sub I, Merger Sub II and Company OP, as amended or modified from time to time in accordance with its terms, a copy of which is attached as Annex A to this proxy statement and which is incorporated by reference herein;

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“merger consideration” refers to $16.00 per share in cash, without interest and subject to any applicable withholding taxes;

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“MGCL” refers to the Maryland General Corporation Law;

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“Parent” refers to Duncan Holdco LLC, a Delaware limited liability company;

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“SoftBank Group” refers to SoftBank Group Corp., a Japanese kabushiki kaisha; and

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DigitalBridge, following the completion of the merger, is sometimes referred to in this proxy statement as the “surviving corporation”.

The Parties to the Mergers (see page 35)
DigitalBridge
DigitalBridge Group, Inc.
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
(561) 570-4644
DigitalBridge is a leading global alternative asset manager dedicated to investing in digital infrastructure. With a heritage of over 25 years investing in and operating businesses across the digital ecosystem, including cell towers, data centers, fiber, small cells, and edge infrastructure, DigitalBridge manages infrastructure assets on behalf of its limited partners and shareholders.
DigitalBridge common stock is traded on the NYSE under the ticker symbol “DBRG”.
DigitalBridge’s principal executive offices are located at 750 Park of Commerce Drive, Suite 210, Boca Raton, Florida 33487, and DigitalBridge’s telephone number is (561) 570-4644. DigitalBridge’s corporate web address is https://www.digitalbridge.com/. The information provided on DigitalBridge’s website is not part of this proxy statement and is not incorporated in this proxy statement by reference or by any other reference to DigitalBridge’s website provided in this proxy statement.
Additional information about DigitalBridge is contained in its public filings with the U.S. Securities and Exchange Commission (the “SEC”), which filings are incorporated by reference herein. See the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 129.
Company OP
DigitalBridge Operating Company, LLC
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
(561) 570-4644
DigitalBridge conducts all of its activities and holds substantially all of its assets and liabilities through its operating subsidiary, Company OP. As of March 18, 2026, DigitalBridge owned 97% of Company OP, as its sole managing member. The remaining 3% is owned by certain current and former employees of DigitalBridge as noncontrolling interests.
Parent
Duncan Holdco LLC
300 El Camino Real
Menlo Park, California 94025
(650) 562-8120
Parent was formed on December 17, 2025, as a wholly owned, indirect subsidiary of SoftBank Group Corp., a Japanese kabushiki kaisha, solely for the purpose of completing the mergers and has conducted no business activities other than those related to the structuring and negotiation of the mergers.
Merger Sub I
Duncan Sub I Inc.
c/o Duncan Holdco LLC
300 El Camino Real
Menlo Park, California 94025
(650) 562-8120
Merger Sub I, a Maryland corporation, was formed on December 19, 2025, as a wholly owned subsidiary of Parent, solely for the purpose of completing the mergers and has conducted no business activities other than those related to the structuring and negotiation of the mergers.

Merger Sub II
Duncan Sub II LLC
c/o Duncan Holdco LLC
300 El Camino Real
Menlo Park, California 94025
(650) 562-8120
Merger Sub II, a Delaware limited liability company, was formed on December 17, 2025, as a wholly owned subsidiary of Merger Sub I, solely for the purpose of completing the mergers and has conducted no business activities other than those related to the structuring and negotiation of the mergers.

The Special Meeting
Date, Time and Place (see page 37)
The special meeting of DigitalBridge stockholders (the “special meeting”) is scheduled to be held online via live audio webcast at https://edge.media-server.com/mmc/p/m6yurafk on April 23, 2026, at 9:00 a.m., Eastern Time. The special meeting will be held in a virtual meeting format only, with no physical in-person meeting. Whether or not you plan to attend the special meeting, we urge you to vote and submit your proxy in advance of the special meeting by one of the methods described in this proxy statement.
Purpose of the Special Meeting (see page 37)
At the special meeting, DigitalBridge stockholders will be asked to consider and vote on the following proposals:

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a proposal to approve the Company merger (the “merger proposal”), which is further described in the sections of this proxy statement entitled “The Merger Proposal (Proposal 1)” and “The Merger Agreement”, beginning on pages 42 and 90, respectively; a copy of the merger agreement is attached to this proxy statement as Annex A and is incorporated herein by reference;

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a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by DigitalBridge to its named executive officers that is based on or otherwise relates to the mergers (the “named executive officer merger-related compensation proposal”), which is further described in the sections of this proxy statement entitled “The Merger Proposal (Proposal 1) —  Interests of DigitalBridge’s Executive Officers and Directors in the Mergers” and “Advisory Vote On Named Executive Officer Merger-Related Compensation Proposal (Proposal 2)”, beginning on pages 75 and 119, respectively; and

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a proposal to adjourn the special meeting, from time to time, as determined in accordance with the merger agreement by the DigitalBridge Board, including for the purpose of soliciting additional votes for the approval of the merger proposal if there are insufficient votes at the time of the special meeting to approve the merger proposal (the “adjournment proposal”), which is further described in the section of this proxy statement entitled “Adjournment Proposal (Proposal 3)”, beginning on page 120.

The DigitalBridge Board established a transaction committee (the “transaction committee”) in order to facilitate the consideration, evaluation and negotiation of the transactions contemplated by the merger agreement and to make recommendations to the DigitalBridge Board. The DigitalBridge Board and the transaction committee have reviewed and considered the terms and conditions of the proposed mergers. The transaction committee recommended that the DigitalBridge Board determine and declare that the transactions contemplated by the merger agreement and the other transaction documents, including the mergers, are advisable and in the best interests of DigitalBridge, Company OP and their respective stockholders or equity holders, as applicable, and the transaction committee recommended that the DigitalBridge Board adopt and approve the transaction documents, including the execution, delivery and performance thereof, and the consummation of the transactions contemplated by the merger agreement, including the mergers.
After consultation with its outside legal counsel and its financial advisors and after consideration of various factors, as more fully described in this proxy statement, the DigitalBridge Board has unanimously (a) determined that the transactions contemplated by the merger agreement, including the Company merger, are advisable and in the best interests of DigitalBridge and its stockholders, (b) approved the execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated thereby, including the mergers, and (c) recommended that the Company merger be approved by DigitalBridge stockholders. Certain factors considered by the DigitalBridge Board in reaching its decision to recommend approval of the Company merger can be found in the sections of this proxy statement entitled “The Merger Proposal (Proposal 1) — Recommendation of the DigitalBridge Board” and “The Merger Proposal (Proposal 1) — Reasons for the Mergers,” beginning on pages 53 and 54, respectively.

The DigitalBridge Board unanimously recommends that DigitalBridge stockholders vote “FOR” the merger proposal, “FOR” the named executive officer merger-related compensation proposal and “FOR” the adjournment proposal.
The affirmative vote of the holders of a majority of the outstanding shares of DigitalBridge common stock entitled to vote as of the close of business on the record date to approve the Company merger at the special meeting or any adjournment or postponement thereof, is a condition to the completion of the mergers. If DigitalBridge stockholders fail to approve the merger proposal, the mergers will not occur.
Record Date; Stockholders Entitled to Vote (see page 38)
Only holders of record of DigitalBridge common stock at the close of business on the record date for the special meeting will be entitled to notice of, and to vote at, the special meeting or any adjournments or postponements of the special meeting.
Holders of record of DigitalBridge common stock are entitled to one vote for each share of DigitalBridge common stock they own of record at the close of business on the record date. At the close of business on the record date, there were 182,392,592 shares of DigitalBridge common stock issued and outstanding, held by approximately 1,963 holders of record.
Quorum (see page 38)
Under DigitalBridge’s bylaws, the presence, in person or represented by proxy, at the special meeting of a majority of the issued and outstanding shares of DigitalBridge common stock entitled to vote thereat at the close of business on the record date will constitute a quorum. Virtual attendance at the special meeting constitutes presence in person for purposes of a quorum at the special meeting. There must be a quorum for business (other than the adjournment proposal) to be conducted at the special meeting. If a quorum is not present, the chairman of the meeting at the special meeting may adjourn the special meeting from time to time until a quorum is present. Failure of a quorum to be present at the special meeting will necessitate an adjournment of the special meeting and may subject DigitalBridge to additional expense.
If you attend the special meeting or if you submit (and do not thereafter revoke) a proxy by duly executing and returning a proxy card or by telephone or through the internet, even if you abstain from voting, your shares of DigitalBridge common stock will be counted for purposes of determining whether a quorum is present at the special meeting. Broker non-votes will not count toward the establishment of a quorum because no routine matters will be brought before the meeting. In the event that a quorum is not present at the special meeting or additional votes must be solicited to approve the Company merger, the special meeting may be adjourned or postponed to solicit additional proxies.
Required Vote (see page 38)
The approval of the merger proposal requires the affirmative vote, at the special meeting or any adjournment or postponement thereof, of holders of DigitalBridge common stock entitled to cast a majority of all the votes entitled to be cast.
Assuming a quorum is present at the special meeting, approval of the named executive officer merger-related compensation proposal (on a non-binding basis) requires the affirmative vote of a majority of the votes cast at the meeting on the named executive officer merger-related compensation proposal, whether the holders are in person or represented by proxy at the online special meeting.
Whether or not a quorum is present, the adjournment proposal may be approved by a vote of a majority of the votes cast at the meeting on the adjournment proposal.
Abstentions and Broker Non-Votes (see page 41)
At the special meeting, abstentions will be counted as present for purposes of determining whether a quorum is present. Abstaining from voting will have the same effect as a vote “AGAINST” the merger proposal. Abstaining from voting on the named executive officer merger-related compensation proposal or the adjournment proposal will not be considered a vote cast on, and will have no effect on, the named executive officer merger-related compensation proposal or the adjournment proposal.
If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy, the proxy will be voted “FOR” the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal.
Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at the special meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Pursuant to the NYSE rules, brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. If a beneficial owner of shares of DigitalBridge common stock held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be counted as present in person or represented by proxy at the online special meeting. As the vote to approve the merger proposal is based on the total number of shares of DigitalBridge common stock outstanding at the close of business on the record date, not just the shares that are counted as present in person or represented by proxy at the online special meeting, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote “AGAINST” the merger proposal. If you fail to issue voting instructions to your broker, bank or other nominee, it will have no effect on the outcome of the named executive officer merger-related compensation proposal or the adjournment proposal.
Voting at the Special Meeting (see page 39)
If your shares are registered directly in your name with DigitalBridge’s transfer agent, you are considered a “stockholder of record.” Stockholders of record can vote their shares of DigitalBridge common stock in the following four ways:

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By Internet.   Access the website of DigitalBridge’s tabulator, Equiniti, at: www.voteproxy.com, using the voter control number printed on the furnished proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your internet vote cannot be completed and you will receive an error message.

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By Telephone.   Call 1-800-776-9437 in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed.

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By Mail.   Complete and mail a proxy card in the enclosed postage prepaid envelope as soon as possible. Your proxy will be voted in accordance with your instructions. If you properly sign and return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of the DigitalBridge Board. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by telephone or by internet, you do not have to return your proxy card or voting instruction form.

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At the Online Special Meeting.   Visit https://edge.media-server.com/mmc/p/m6yurafk; passcode: digitalbridge2026; and enter the 11-digit control number located on your proxy card or in the instructions accompanying your proxy materials.

Even if you plan to attend the special meeting, you are encouraged to submit a proxy in advance by internet, telephone or mail to ensure that your shares will be represented and voted at the special meeting if you later decide not to attend the special meeting. Telephone and internet facilities for the submission of a proxy to vote shares will be available 24 hours a day and will close at 11:59 p.m., Eastern Time on April 22, 2026. Proxy cards must be received no later than April 22, 2026, in order to ensure that your shares are voted.
If your shares are held by your broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name” and you will receive a form from your broker, bank or other nominee seeking instruction from you as to how your shares should be voted. You should instruct your broker, bank or other nominee how to vote your shares on each proposal in accordance with your voting instruction form. If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.
You may revoke your proxy at any time prior to the vote at the special meeting by (a) sending a written statement to that effect to DigitalBridge’s Chief Legal Officer and Secretary, (b) submitting another proxy to vote by internet or telephone, (c) submitting a properly signed proxy card with a later date, or (d) attending the special meeting and voting online. Attendance at the special meeting will not, in and of itself, result in the revocation of a proxy or cause your shares of DigitalBridge common stock to be voted, unless you specifically request revocation or vote at the special meeting. If you hold shares in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee.
DigitalBridge recommends that you submit a proxy to vote your shares as soon as possible, even if you are planning to attend the special meeting to ensure that your shares are represented and voted at the special meeting and so that the vote count will not be delayed.
Solicitation of Proxies (see page 41)
The DigitalBridge Board is soliciting your proxy, and DigitalBridge will bear the cost of soliciting proxies. D.F. King & Co., Inc. (“D.F. King”) has been retained to assist with the solicitation of proxies. D.F. King will be paid a fee estimated not to exceed $20,000 and will be reimbursed for certain fees and expenses for these and other advisory services in connection with the special meeting. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through brokers, banks and other nominees to the beneficial owners of shares of DigitalBridge common stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail or other electronic medium by D.F. King or, without additional compensation, by certain of DigitalBridge’s directors, officers and employees.
Adjournment (see page 41)
In addition to the merger proposal and the named executive officer merger-related compensation proposal, DigitalBridge stockholders are also being asked to approve the adjournment proposal, which will enable the adjournment of the special meeting, as determined by the DigitalBridge Board in accordance with the merger agreement, including for the purpose of soliciting additional votes in favor of the merger proposal. If a quorum is not present, the chairman of the meeting may adjourn the special meeting from time to time until a quorum is present. If the adjournment is for more than 120 days, or if, after the adjournment, a new record date is fixed for the adjourned special meeting, a notice of the adjourned special meeting will be given to each stockholder of record entitled to vote at the meeting in accordance with DigitalBridge’s bylaws. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals.

The Mergers
The rights and obligations of the parties to the merger agreement are governed by the specific terms and conditions of the merger agreement and not by any summary or other information in this proxy statement. Therefore, the information in this proxy statement regarding the merger agreement and the mergers is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated herein by reference. You are encouraged to read the merger agreement carefully and in its entirety because it is the principal legal agreement that governs the Company merger.
Structure of the Mergers (see page 42)
Upon the terms and subject to the conditions of the merger agreement, and in accordance with the MGCL, at the effective time of the Company merger (the “Company merger effective time”), Merger Sub I will be merged with and into DigitalBridge and the separate corporate existence of Merger Sub I will cease, with DigitalBridge continuing as the surviving corporation and a wholly owned subsidiary of Parent.
Upon the terms and subject to the conditions of the merger agreement, and in accordance with the Delaware Limited Liability Company Act (the “DLLCA”), at the effective time of the LLC merger (the “LLC merger effective time”), Merger Sub II will be merged with and into Company OP and the separate existence of Merger Sub II will cease, with Company OP continuing as the surviving company.
Merger Consideration (see page 42)
Upon the terms and subject to the conditions of the merger agreement, at the Company merger effective time, DigitalBridge stockholders will have the right to receive $16.00 per share in cash, without interest and subject to any applicable withholding taxes (the “merger consideration”), for each share of DigitalBridge common stock that they own that is issued and outstanding immediately prior to the Company merger effective time (other than (a) shares of DigitalBridge common stock owned by Parent or any of its affiliates, including Merger Sub I, immediately prior to the Company merger effective time (collectively, the “cancelled shares”), (b) shares of DigitalBridge common stock owned by any direct or indirect subsidiary of DigitalBridge, immediately prior to the Company merger effective time (the “converted shares”) and (c) shares of DigitalBridge common stock that are issued and outstanding immediately prior to the Company merger effective time and that are held by holders who have not voted such shares of DigitalBridge common stock in favor of the Company merger, have properly filed with DigitalBridge a written objection to the Company merger at or before the Company stockholders meeting and are entitled to and have complied with all the requirements of the provisions of Section 5.10 of the charter of DigitalBridge and Title 3, Subtitle 2 of the MGCL and have not effectively withdrawn such demand (collectively, “dissenting shares”)). After the Company merger is completed, holders of shares of DigitalBridge common stock will have only the right to receive a cash payment in respect of their shares of DigitalBridge common stock, and will no longer have any rights as DigitalBridge stockholders, including voting or other rights.
Upon the terms and subject to the conditions of the merger agreement, at the LLC merger effective time, each Company OP common unit issued and outstanding immediately prior to the LLC merger effective time (other than Company OP common units directly owned by Company OP immediately prior to the LLC merger effective time (“cancelled units”) and Company OP common units held by DigitalBridge immediately prior to the LLC merger effective time (“converted units”)) will automatically be converted into the right to receive $16.00 in cash, without interest and subject to any applicable withholding taxes (the “LLC merger consideration”) unless otherwise agreed in writing between the applicable holder of Company OP common units and Parent.
Treatment of DigitalBridge Equity Awards (see page 42)
The merger agreement provides that outstanding equity-based awards (collectively, the “DigitalBridge equity awards”) under the (a) DigitalBridge Group, Inc. 2014 Omnibus Stock Incentive Plan, and (b) the DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan, as each may be amended from time to time (collectively, the “DigitalBridge stock plans”), will be treated as set forth below.
DigitalBridge Restricted Stock Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a restricted stock award granted under the DigitalBridge stock plans (a “DigitalBridge restricted stock award”), each DigitalBridge restricted stock award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge restricted stock award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge restricted stock awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge RSU Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a time-based restricted stock unit award granted under the DigitalBridge stock plans (each, a “DigitalBridge RSU award”), each DigitalBridge RSU award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge RSU award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge RSU awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge PSU Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a performance-based restricted stock units award granted under the DigitalBridge stock plans (each, a “DigitalBridge PSU award”), each DigitalBridge PSU award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge PSU award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge PSU awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge Specified Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge restricted stock award, DigitalBridge RSU award or DigitalBridge PSU award, as applicable, granted under the DigitalBridge stock plans that is vested but not yet settled as of immediately prior to the Company merger effective time (excluding any DigitalBridge restricted stock award, DigitalBridge RSU award or DigitalBridge PSU award that vests effective as of the Company merger effective time in accordance with its terms) (each, a “DigitalBridge specified award”), each DigitalBridge specified award that is outstanding immediately prior to the Company merger effective time shall, automatically and without any action on the part of the holder, be cancelled in exchange for the right of the holder thereof to receive (a) a cash payment equal to (i) the number of shares of DigitalBridge common stock subject to such DigitalBridge specified award immediately prior to the Company merger effective time multiplied by (ii) the merger consideration, and (b) a cash payment equal to the accumulated dividend equivalents credited in respect of such DigitalBridge specified award (if any) as of immediately prior to the Company merger effective time, in each case, without interest and less applicable tax withholding. The number of shares of DigitalBridge common stock subject to each DigitalBridge specified award that is a DigitalBridge PSU award shall be determined by deeming the applicable performance conditions to be achieved at the greater of (1) target-level performance and (2) actual performance through the Company merger effective time, as reasonably determined by the DigitalBridge Board.
DigitalBridge DSU Awards.   As of the Company merger effective time, each award of deferred stock units granted under the DigitalBridge stock plans (each, a “DigitalBridge DSU award”) that is outstanding immediately prior to the Company merger effective time shall vest in full and shall, as of the Company merger effective time, automatically and without any action on the part of the holder, be cancelled in exchange for the right of the holder thereof to receive a cash payment equal to (a) the number of shares of DigitalBridge common stock subject to such DigitalBridge DSU award immediately prior to the Company merger effective time multiplied by (b) the merger consideration, without interest.
DigitalBridge OP LTIP Unit Awards.   With respect to each award of a partnership interest in Company OP that has been designated as an “LTIP Unit” and granted under the DigitalBridge stock plans (each, a “DigitalBridge OP LTIP unit award”) which has vested in accordance with its terms prior to the Company merger effective time (each, a “vested DigitalBridge OP LTIP unit”), prior to the Company merger effective time, DigitalBridge shall exercise its right to cause a forced redemption with respect to the maximum number of vested DigitalBridge OP LTIP units then eligible for conversion, such that as of immediately prior to the LLC merger effective time, each vested DigitalBridge OP LTIP unit shall be converted into one Company OP common unit, which will in turn be converted into the right to receive the LLC merger consideration. Each DigitalBridge OP LTIP unit that is outstanding and unvested immediately prior to the LLC merger effective time shall vest as of the business day prior to the closing as though the closing had occurred and be treated as vested DigitalBridge OP LTIP units as described above.
Payment for Company Equity Awards.   As promptly as reasonably practicable following the closing date, but in no event later than the first regularly scheduled payroll date that is not less than five business days after the closing date, the surviving corporation (or the applicable subsidiary) shall pay the DigitalBridge equity award holders, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect to the DigitalBridge equity awards that are cancelled and converted pursuant to the merger agreement, after giving effect to any required tax withholdings. Any DigitalBridge equity award holders who are not, and were not at any time during the vesting period of the applicable DigitalBridge equity awards, an employee of DigitalBridge or any of its subsidiaries will receive their payments, as applicable, through the paying agent for the Company merger, as more fully described elsewhere in this proxy statement.
Preferred Stock, Company OP Preferred Units and Warrants (see page 44)
Each share of DigitalBridge preferred stock outstanding immediately prior to the Company merger effective time will remain outstanding as a share of preferred stock of the surviving corporation. Each Company OP preferred unit owned by DigitalBridge outstanding immediately prior to the LLC merger effective time will remain outstanding as a preferred unit of the surviving company. Each warrant to purchase DigitalBridge common stock will be treated in accordance with the terms of the applicable warrant agreement.
Recommendation of the DigitalBridge Board (see page 53)
The DigitalBridge Board has reviewed and considered the terms and conditions of the proposed mergers. After consultation with its outside legal counsel and its financial advisors and after consideration of various factors, as more fully described in this proxy statement, the DigitalBridge Board has unanimously (a) determined and declared that the transactions contemplated by the merger agreement, including the mergers, are advisable and in the best interests of DigitalBridge, Company OP and their respective stockholders or equity holders, as applicable, (b) approved the execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated thereby, including the mergers and (c) recommended that the Company merger be approved by DigitalBridge stockholders. Certain factors considered by the DigitalBridge Board in reaching its decision to recommend approval of the Company merger can be found in the section of this proxy statement entitled “The Merger Proposal (Proposal 1) —  Recommendation of the DigitalBridge Board” and “— Reasons for the Mergers” beginning on pages 53 and 54, respectively.
The DigitalBridge Board unanimously recommends that DigitalBridge stockholders vote:
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“FOR” the merger proposal;

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“FOR” the named executive officer merger-related compensation proposal; and

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“FOR” the adjournment proposal.

Opinions of DigitalBridge’s Financial Advisors (see page 63)
Opinion of Barclays
At the meeting of the DigitalBridge Board on December 28, 2025, Barclays Capital Inc. (“Barclays”) rendered its oral opinion (which was subsequently confirmed in writing) to the DigitalBridge Board that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the merger consideration to be offered to DigitalBridge stockholders is fair, from a financial point of view, to such stockholders.

The full text of Barclays’ written opinion, dated as of December 28, 2025, which sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated by reference herein. The summary of the opinion of Barclays set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. DigitalBridge stockholders are urged to read the opinion in its entirety.
Barclays’ opinion, the issuance of which was approved by Barclays’ Valuation and Fairness Opinion Committee, is addressed to the DigitalBridge Board, addresses only the fairness, from a financial point of view, of the merger consideration to be offered to the DigitalBridge stockholders and does not constitute a recommendation to any stockholder of DigitalBridge as to how such stockholder should vote with respect to the mergers or any other matter. The terms of the mergers were determined through arm’s-length negotiations between DigitalBridge and Parent and were unanimously approved by the DigitalBridge Board. Barclays did not recommend any specific form of consideration to DigitalBridge or that any specific form of consideration constituted the only appropriate consideration for the mergers. Barclays was not requested to address, and its opinion does not in any manner address, DigitalBridge’s underlying business decision to proceed with or effect the mergers, the likelihood of the consummation of the mergers, or the relative merits of the mergers as compared to any other transaction or business strategy in which DigitalBridge may engage. In addition, Barclays expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the mergers, or any class of such persons, relative to the merger consideration to be offered to the DigitalBridge stockholders in the mergers. No limitations were imposed by the DigitalBridge Board upon Barclays with respect to the investigations made or procedures followed by it in rendering its opinion.
For a description of the opinion that the DigitalBridge Board received from Barclays, see the section entitled “Opinions of DigitalBridge’s Financial Advisors — Opinion of Barclays” beginning on page 63 of this proxy statement.
Opinion of J.P. Morgan
At the meeting of the DigitalBridge Board on December 28, 2025, J.P. Morgan Securities LLC (“J.P. Morgan”) rendered its oral opinion to the DigitalBridge Board to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the merger consideration to be paid to the holders of DigitalBridge common stock in the mergers was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its December 28, 2025, oral opinion by delivering its written opinion, dated December 28, 2025, to the DigitalBridge Board that, as of such date, the merger consideration to be paid to the holders of DigitalBridge common stock in the mergers was fair, from a financial point of view, to such holders.
The full text of the written opinion of J.P. Morgan, dated December 28, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex C to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. DigitalBridge stockholders are urged to read the opinion in its entirety. J.P. Morgan’s opinion was addressed to the DigitalBridge Board (in its capacity as such) in connection with and for the purposes of its evaluation of the mergers, and was limited to the fairness, from a financial point of view, of the merger consideration to be paid to the holders of DigitalBridge common stock in the mergers. J.P. Morgan expressed no opinion as to the fairness of any consideration to be paid in connection with the mergers to the holders of any other class of securities, creditors or other constituencies of DigitalBridge or as to the underlying decision by DigitalBridge to engage in the mergers. The issuance of J.P. Morgan’s opinion was approved by a fairness opinion committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of DigitalBridge as to how such stockholder should vote with respect to the mergers or any other matter.
For a description of the opinion that the DigitalBridge Board received from J.P. Morgan, see the section entitled “Opinions of DigitalBridge’s Financial Advisors — Opinion of J.P. Morgan” beginning on page 63 of this proxy statement.

Interests of DigitalBridge’s Executive Officers and Directors in the Mergers (see page 75)
In considering the recommendation of the DigitalBridge Board that you vote to approve the merger proposal, you should be aware that certain directors and executive officers of DigitalBridge have interests in the proposed mergers that are different from, or in addition to, the interests of DigitalBridge stockholders generally and which may create potential conflicts of interest. The DigitalBridge Board was aware of these interests and considered them when it approved the merger agreement and recommended common stockholder approval of the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal.
These interests include:
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DigitalBridge’s executive officers are entitled to severance protections and benefits under their employment agreements in the event of a termination of employment without “cause” or a resignation for “good reason”, and in the case of Mr. Ganzi, his right to receive his cash severance entitlement at closing pursuant to the terms and conditions of the letter agreement (described below);

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pursuant to the merger agreement, DigitalBridge specified awards held by DigitalBridge’s executive officers and members of the DigitalBridge Board will be cancelled and cashed out based on the merger consideration of $16.00, unless otherwise agreed to in writing by DigitalBridge and the applicable executive officer;

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pursuant to the merger agreement, DigitalBridge DSU awards and DigitalBridge OP LTIP unit awards held by members of the DigitalBridge Board and DigitalBridge’s executive officers, respectively, will fully vest (to the extent not already vested) and be cancelled and cashed out based on the merger consideration of $16.00;

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pursuant to their employment agreements, carried interest awards held by DigitalBridge’s executive officers will fully vest (to the extent not already vested);

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the letter agreement between Mr. Ganzi and Parent regarding the key terms of certain post-closing employment and equity compensation arrangements for Mr. Ganzi, and which contemplated certain post-closing employment and equity compensation arrangements terms that Parent wished to provide to certain other executive officers;

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the expected entry by certain executive officers, including Mr. Ganzi, into employment arrangements with Parent (or an affiliate thereof) following the Company merger effective time, on terms set forth in the letter agreement, with respect to Mr. Ganzi, or as otherwise mutually agreed by Parent (or an affiliate thereof) and such executive officer;

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as further contemplated by the letter agreement, the right of Mr. Ganzi, Benjamin J. Jenkins and one independent director nominated by Messrs. Ganzi and Jenkins (acceptable to Parent) to be appointed to the board of directors of the holding company of the DigitalBridge platform (“DB Holdings”); and

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the provision of indemnification, the advancement of expenses, exculpation and insurance arrangements pursuant to the merger agreement and DigitalBridge’s charter and bylaws, and performance under any indemnification agreements between DigitalBridge and its executive officers.

These interests are discussed in more detail in the section of this proxy statement entitled “The Merger Proposal (Proposal 1) — Interests of DigitalBridge’s Executive Officers and Directors in the Mergers”, beginning on page 75.
Financing of the Mergers (see page 83)
The obligation of Parent and Merger Subs to consummate the mergers is not subject to any financing condition. In connection with the financing of the mergers, Softbank Group Overseas GK, who wholly owns Parent, has committed to provide Parent, at or prior to the closing of the mergers, with an aggregate cash amount of up to $3,113,000,000 which will be available at the closing to fund the aggregate merger consideration, the fees and expenses required to be paid by Parent or Merger Subs in connection with the mergers and the other transactions contemplated by the merger agreement and satisfaction of all of the other payment obligations of Parent and Merger Subs contemplated under the merger agreement at closing of the mergers as described further in the section of this proxy statement entitled “The Merger Proposal (Proposal 1) — Financing of the Mergers”.
Client Consents (see page 112)
If required by law, the organizational documents of a client or applicable fund documentation, DigitalBridge will use its reasonable best efforts to obtain the consent of each client to which DigitalBridge or its subsidiaries provides investment management services to the “assignment” (as defined in the Advisers Act) of its investment advisory arrangement and the indirect change of control of the investment adviser subsidiaries and the general partners (or equivalent) of the DigitalBridge funds, in each case, resulting from the transactions contemplated by the merger agreement (the “client consent”) pursuant to the procedures set forth in the merger agreement. In connection with obtaining such client consents, DigitalBridge has agreed to take reasonable steps to keep Parent reasonably informed of the status of obtaining such client consents and, upon Parent’s reasonable request, make available to Parent copies of all such executed client consents.
Parent has agreed to reasonably cooperate with DigitalBridge and its affiliates in connection with the obtaining of client consents, including, if reasonably requested by DigitalBridge, participating with DigitalBridge in calls and meetings with any DigitalBridge fund, client (or its governing body), or any investor therein.
Regulatory Approvals Required for the Mergers (see page 83)
The completion of the mergers is subject to obtaining antitrust approvals in the United States, the European Union, Australia, Japan and Mexico as well as approval under the European Foreign Subsidies Regulation (Regulation EU 2022/2560) (“FSR”). Additionally, under the terms of the merger agreement, the mergers cannot be completed until approval by the Committee on Foreign Investment in the United States (“CFIUS”) is obtained. Completion of the mergers is further subject to receipt of certain other foreign direct investment review approvals, including notification, clearance and/or expiration or termination of any applicable waiting period in Australia, Austria, Belgium, Bulgaria, Canada, Denmark, France, Germany, Ireland, Italy, the Netherlands, Spain, Sweden and the United Kingdom.
In addition, the consummation of the transactions contemplated by the merger agreement is subject to the receipt by the parties to the merger agreement of approvals from the Federal Communications Commission (“FCC”) and prior approvals from or prior notice to various state public utility commissions (“PUCs”). If the transactions contemplated by the merger agreement are referred to the Committee for the Assessment of Foreign Participation in the U.S. Telecommunications Services Sector (“Team Telecom”) for a national security and law enforcement risk review, the FCC will not issue its approval until it receives a statement of non-objection from Team Telecom.
Furthermore, filings with, and the approval of, Federal Energy Regulatory Commission (“FERC”), pursuant to Section 203(a) of the Federal Power Act of 1935, as amended and the rules and regulations thereunder (the “FPA”), are required for the consummation of the transactions contemplated by the merger agreement. Finally, filings with, and the consent of, state PUCs with jurisdiction over energy regulatory matters may also be required for the consummation of transactions contemplated by the merger agreement. It is possible that one or more governmental authorities will open proceedings to determine whether they have jurisdiction over the Company merger. In the event that any reviewing authorities are determined to have jurisdiction over the merger transaction, there can be no assurance that the reviewing authorities will permit the applicable statutory waiting periods to expire or that the reviewing authorities will terminate the applicable statutory waiting periods at all, or otherwise approve the merger without restrictions or conditions (which are difficult to predict or quantify) that would have a material adverse effect on the combined company if the merger were completed.
The completion of the mergers is also subject to prior regulatory approval regarding changes-in-control in the investment adviser subsidiaries of DigitalBridge. In connection therewith, filings will be made with the Financial Conduct Authority (“FCA”) in the United Kingdom pursuant to Part XII of the Financial Services and Markets Act 2000, as amended, and the Monetary Authority of Singapore (“MAS”) in Singapore pursuant to the Securities and Futures Act 2001, as amended. Completion of the mergers is also subject to the filing of pre-merger notifications with the FCA in the United Kingdom, the MAS in

Singapore, and the Financial Services Regulatory Authority (“FSRA”) in the Abu Dhabi Global Market pursuant to the FSRA’s General Rulebook.
Parent and DigitalBridge each believe that they will receive the required statutory approvals and any other material approvals for the transaction from these regulatory agencies, but there can be no assurance that all of these approvals will be obtained or, if obtained, that these approvals will not contain terms or conditions that could reasonably be expected to have a material adverse effect on the combined company following completion of the Company merger.
Parent, Merger Subs, and DigitalBridge and Company OP will apply for the domestic and international antitrust, foreign direct investment, national security and regulatory approvals described above in connection with the transactions contemplated by the merger agreement. There can be no assurance as to if and when any of these approvals will be obtained or as to the conditions or limitations that such approvals may contain or impose. For a more complete description, please refer to the section entitled “The Merger Proposal (Proposal 1) — Regulatory Approvals Required for the Mergers” beginning on page 83.
Material U.S. Federal Income Tax Consequences of the Company Merger (see page 88)
The exchange of DigitalBridge common stock for cash pursuant to the Company merger generally will be a taxable transaction for U.S. federal income tax purposes. You should read the section of this proxy statement entitled “Material U.S. Federal Income Tax Consequences of the Company Merger” beginning on page 88. You should consult your tax advisors regarding the U.S. federal income tax consequences of the Company merger to you in your particular circumstances, as well as tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.
Appraisal Rights (see page 88)
Notwithstanding that holders of DigitalBridge common stock would not otherwise have the rights provided for under Title 3, Subtitle 2 of the MGCL in respect of the Company merger, under Section 5.10 of the charter of DigitalBridge, each holder of DigitalBridge common stock is entitled to object to the Company merger and demand the fair value of such holder’s DigitalBridge common stock from the successor in the Company merger if the holder complies with the requirements to properly exercise such rights set forth in Title 3, Subtitle 2 of the MGCL to the same extent as if the holders were exercising the rights of an objecting stockholder provided for in Title 3, Subtitle 2 of the MGCL or any successor statute including, without limitation, voting against the Company merger and providing DigitalBridge with all required notices. The “fair value” of such stock could be greater than, the same as, or less than the merger consideration. If a holder of DigitalBridge common stock has duly demanded the payment of the fair value of shares of DigitalBridge common stock in compliance with Section 5.10 of the charter of DigitalBridge and Title 3, Subtitle 2 of the MGCL, such holder will not, after making such demand, be entitled to vote the shares of DigitalBridge common stock subject to the demand for any purpose or be entitled to, with respect to such shares of DigitalBridge common stock, the payment of dividends or other distributions payable to holders of record on a record date occurring after the close of business on the date the stockholders approved the Company merger. Fair value may not include any appreciation or depreciation that directly or indirectly results from the transaction objected to or from its proposal.
The right to demand fair value of DigitalBridge common stock will be lost if a DigitalBridge stockholder votes “FOR” the merger proposal. Abstaining or voting against the merger proposal, however, is not in itself sufficient to perfect such appraisal rights because additional actions must also be taken to perfect such rights. To exercise appraisal rights, DigitalBridge stockholders who wish to exercise the right to seek the fair value of their shares of DigitalBridge common stock must strictly follow the applicable procedures and requirements prescribed by Title 3, Subtitle 2 of the MGCL. In order to exercise appraisal rights, holders of DigitalBridge common stock must: (a) file a written objection to the Company merger with DigitalBridge at or before the Company stockholders meeting; (b) not vote in favor of the Company merger; and (c) within 20 days after the Articles of Merger effecting the Company merger are accepted for record by the Maryland State Department of Assessments and Taxation (the “SDAT”), make a written demand of DigitalBridge for payment of the stockholder’s DigitalBridge common stock, stating the number and class of shares for which the stockholder demands payment. DigitalBridge will promptly notify each objecting stockholder when the Articles of Merger have been accepted for record by the SDAT.

Holders of the outstanding Series H, I and J preferred stock of DigitalBridge are not entitled to appraisal rights in connection with the Company merger.
Failure to comply strictly with these procedures will cause you to lose your appraisal rights. Consequently, if you desire to exercise your appraisal rights, you are urged to consult a legal advisor regarding such rights.
For a more complete description of the right of DigitalBridge stockholders to dissent, DigitalBridge stockholders should read the section of this proxy statement entitled “The Merger Proposal (Proposal 1) —  Appraisal Rights” beginning on page 88.
Expected Timing of the Mergers
DigitalBridge expects to complete the mergers during the second half of 2026. The parties’ respective obligations to close the mergers are subject to receipt of numerous regulatory approvals and various other conditions, and the satisfaction of these conditions and other factors outside of the control of DigitalBridge or Parent could result in the mergers being completed at a later time, or not at all. There may be a substantial amount of time between the special meeting and the completion of the mergers. DigitalBridge expects to complete the mergers promptly following the receipt of all required clearances and approvals and the satisfaction or, to the extent permitted, waiver of the other conditions to the consummation of the mergers.
Non-Solicitation of Acquisition Proposals (see page 101)
From December 29, 2025, until the LLC merger effective time or, if earlier, the valid termination of the merger agreement in accordance with its terms, DigitalBridge will not, and will cause its subsidiaries not to, and will direct its and their respective representatives (as defined in the merger agreement), directly or indirectly, not to:

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initiate, solicit, knowingly encourage or knowingly facilitate any inquiry regarding, or the making or submission of any inquiry, indication of interest, proposal or offer that constitutes, or would reasonably be expected to lead to, an acquisition proposal (as defined in the section entitled “The Merger Agreement — Other Covenants and Agreements — Non-Solicitation of Acquisition Proposals” beginning on page 101);

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participate in or engage in negotiations or substantive discussions regarding any acquisition proposal or any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an acquisition proposal (other than to state that the terms of the non-solicitation provisions of the merger agreement prohibit such discussions or negotiations);

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furnish any non-public information relating to DigitalBridge or its subsidiaries to any person (other than Parent and its representatives) in connection with any acquisition proposal or any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an acquisition proposal;

•
recommend or enter into any other letter of intent, memorandum of understanding, agreement in principle, option agreement, acquisition agreement, merger agreement, joint venture agreement, partnership agreement or other similar agreement or arrangement with respect to an acquisition proposal (an “acquisition agreement”), except for any acceptable confidentiality agreement (as defined in the section entitled “The Merger Agreement — Other Covenants and Agreements — Non-Solicitation of Acquisition Proposals” beginning on page 101); or

•
approve, authorize or agree to do any of the actions prohibited by the first through fourth bullet points above; provided, that any determination or action by DigitalBridge, its subsidiaries or the DigitalBridge Board that is permitted under the exceptions below or the provisions related to a change of the DigitalBridge Board’s recommendation shall not be deemed to be a breach or violation of the non-solicitation provisions of the merger agreement.

Notwithstanding the foregoing or the below, nothing in the merger agreement shall prevent DigitalBridge (or its subsidiaries) or the DigitalBridge Board from:
•
taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•
making a statement contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9 promulgated under the Exchange Act or from issuing a “stop, look and listen” statement pending disclosure of its position thereunder; or

•
making any other disclosure to the DigitalBridge stockholders that is required by applicable law or if the DigitalBridge Board determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with their statutory or fiduciary duties under applicable law.

From December 29, 2025, until the LLC merger effective time or, if earlier, the valid termination of the merger agreement in accordance with its terms, except to the extent otherwise permitted by the terms of the merger agreement described below, the DigitalBridge Board shall not make a change of recommendation.
Notwithstanding anything in the merger agreement to the contrary, at any time prior to the Company required stockholders vote (as defined in the section entitled “The Merger Agreement — Other Covenants and Agreements — Non-Solicitation of Acquisition Proposals” beginning on page 101) having been obtained, DigitalBridge may make a change in Company recommendation (as further described in the section entitled “The Merger Agreement — Other Covenants and Agreements — Non-Solicitation of Acquisition Proposals” beginning on page 101) and terminate the merger agreement pursuant to the applicable termination right therein in order to enter into a definitive written agreement providing for a superior proposal; provided, however, that DigitalBridge pays to Parent the DigitalBridge termination fee of $96,000,000 required to be paid pursuant to the merger agreement as described under “The Merger Agreement — Termination Fee” beginning on page 116; provided, further, that, prior to taking any action described in the foregoing, DigitalBridge shall give written notice to Parent as specified in the merger agreement and comply with the applicable provisions thereunder as described in the section entitled “The Merger Agreement — Other Covenants and Agreements — Non-Solicitation of Acquisition Proposals” beginning on page 101.
Notwithstanding anything in the merger agreement to the contrary, prior to the time, but not after, the Company required stockholders vote is obtained, the DigitalBridge Board may effect a change of company recommendation if (a) an intervening event (as defined in the section entitled “The Merger Agreement —  Other Covenants and Agreements — Non-Solicitation of Acquisition Proposals” beginning on page 101) has occurred and (b) prior to taking such action, the DigitalBridge Board has determined in good faith, after consultation with its outside legal counsel, that failure to take such action in response to such intervening event would reasonably be expected to be inconsistent with the DigitalBridge Board’s fiduciary duties under applicable law; provided, however, that prior to effecting such change of company recommendation, DigitalBridge shall give written notice to Parent as specified in the merger agreement and comply with the applicable provisions thereunder as described in the section entitled “The Merger Agreement — Other Covenants and Agreements — Non-Solicitation of Acquisition Proposals” beginning on page 101.
Conditions to the Closing of the Mergers (see page 113)
The respective obligations of each of DigitalBridge, Parent, Merger Subs and Company OP to effect the mergers are subject to the satisfaction (or written waiver by DigitalBridge and Parent (to the extent permitted by applicable law)) at or prior to the closing of the transactions contemplated by the merger agreement (“closing” and such date, the “closing date”) of the following conditions (as further described in the section entitled “The Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 113):
•
the Company required stockholders vote must have been obtained;

•
no order issued by any governmental entity of competent jurisdiction or applicable laws (“legal restraints”) in the U.S. or other agreed-upon jurisdictions shall be in effect enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the mergers; and

•
(i) the waiting period applicable to the mergers pursuant to the HSR Act (and any extension thereof, including any agreement with any governmental entity to delay the closing entered into in connection therewith) will have expired or otherwise been terminated and (ii) any applicable waiting periods (and extensions thereof), consents or approvals required from any agreed-upon governmental entity or under any agreed-upon laws shall have expired, been terminated or obtained, as the case may be.

The obligations of Parent and Merger Subs to effect the mergers are also subject to the satisfaction (or written waiver by Parent (to the extent permitted by applicable law)) at or prior to the closing of the transactions contemplated by the merger agreement of the following conditions (as further described in the section entitled “The Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 113):

•
certain representations and warranties of DigitalBridge in the merger agreement must be true and correct as of December 29, 2025, and as of the closing date as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty must be true and correct as of such specified date) (subject to specified materiality standards or certain de minimis inaccuracies) (in the manner described in the section entitled “The Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 113);

•
each of DigitalBridge and Company OP must have performed in all material respects the obligations required to be performed by each such party under the merger agreement at or prior to the closing;

•
the necessary regulatory approvals have been obtained, in each case, without the imposition of a burdensome condition (as defined in the section entitled “The Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 113);

•
(a) DigitalBridge shall have obtained the client consents with respect to each of DigitalBridge Partners, LP (together with DigitalBridge Partners (Offshore), LP), DigitalBridge Partners II, LP (together with DigitalBridge Partners II Lux, SCSp) and DigitalBridge Partners III, LP (together with DigitalBridge Partners III Lux, SCSp) (the “flagship funds”) and (b) the fee-paying client consent percentage shall be equal to or greater than 85% (such terms as defined in the section entitled “The Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 113);

•
since December 29, 2025, no material adverse effect shall have occurred; and

•
Parent must have received a certificate, signed on DigitalBridge’s behalf by the Chief Executive Officer or Chief Financial Officer of DigitalBridge, certifying that each of the conditions set forth in the first, second, fourth and fifth bullet points has been satisfied.

The obligations of DigitalBridge and Company OP to effect the mergers are also subject to the satisfaction (or written waiver by DigitalBridge (to the extent permitted by applicable law)) at or prior to the closing of the following conditions (as further described in the section entitled “The Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 113):

•
certain representations and warranties of Parent in the merger agreement must be true and correct as of December 29, 2025, and as of the closing date as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty must be true and correct as of such earlier date) (subject to specified materiality standards) in the manner described in the section entitled “The Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 113;

•
each of Parent, Merger Sub I and Merger Sub II must have performed in all material respects the obligations required to be performed by each such party under the merger agreement at or prior to the closing; and

•
DigitalBridge must have received a certificate, signed on Parent’s behalf by the Chief Executive Officer or Chief Financial Officer of Parent, certifying that each of the conditions set forth in the preceding two bullet points has been satisfied.

Termination (see page 115)
The merger agreement may be terminated and the mergers may be abandoned at any time prior to the effective time, notwithstanding the Company required stockholders vote having been obtained, as follows:
•
by mutual written consent of DigitalBridge and Parent;

•
by either DigitalBridge or Parent upon written notice to the other party, if a legal restraint in the U.S. or other agreed-upon jurisdictions has become final and non-appealable; provided, that the party seeking to terminate the merger agreement pursuant to this right has used the required efforts to prevent the entry of and remove the legal restraint, as required by the merger agreement; and provided, further, that this right to terminate the merger agreement shall not be available to the party seeking to terminate if such party’s failure to comply with the terms of the merger agreement is the primary cause of the legal restraint;

•
by either DigitalBridge or Parent, upon written notice to the other party, if the mergers have not occurred on or before 11:59 p.m., New York City time, on March 29, 2027 (the “outside date”); provided, that either party shall have the right to extend the outside date by up to 90 days by delivering written notice to the other parties if receipt of requisite regulatory approvals or absence of legal restraints are the only remaining closing conditions not satisfied; provided, further, that this right to terminate the merger agreement shall not be available to the party seeking to terminate if such party’s failure (or failure of any of its subsidiaries who are parties to the merger agreement) to comply with the terms of the merger agreement was the primary cause of the failure of the mergers to occur on or before the outside date;

•
by either DigitalBridge or Parent, if the Company required stockholders vote shall not have been obtained at the special meeting duly convened therefor or at any adjournment or postponement thereof, in each case, at which a vote on the approval of the Company merger was taken;

•
by written notice from DigitalBridge to Parent:

•
if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Subs contained in the merger agreement, such that certain of the conditions to the obligations of DigitalBridge to effect the mergers would not be satisfied and, in either such case, such breach is not curable in a manner sufficient to allow the satisfaction of such conditions or, if curable, is not cured in a manner sufficient to allow the satisfaction of such conditions prior to the earlier of (a) 30 days after written notice thereof is given by DigitalBridge to Parent or (b) five business days prior to the outside date; provided, that DigitalBridge shall not have the right to terminate the merger agreement pursuant to this right if either DigitalBridge or Company OP is then in breach of its representations, warranties, covenants or agreements, in each case, contained in the merger agreement, such that certain of the conditions to the obligations of Parent to effect the mergers as set forth in the merger agreement would not be satisfied; or

•
prior to obtaining the Company required stockholders vote, in order to enter into a definitive agreement providing for a superior proposal, subject to and in accordance with the terms and conditions of the merger agreement related to a change of recommendation; provided, that DigitalBridge pays the DigitalBridge termination fee at or prior to the time of such termination in accordance with the applicable provision of the merger agreement (it being understood that DigitalBridge may enter into such definitive agreement simultaneously with such termination of the merger agreement);

•
by written notice from Parent to DigitalBridge:

•
if there shall have been a breach of any representation, warranty, covenant or agreement on the part of DigitalBridge or Company OP contained in the merger agreement, such that certain of the conditions to the obligations of Parent to effect the mergers would not be satisfied and, in either such case, such breach is not curable in a manner sufficient to allow the satisfaction of such conditions or, if curable, is not cured in a manner sufficient to allow the satisfaction of such conditions prior to the earlier of (a) 30 days after written notice thereof is given by Parent to DigitalBridge or (b) five business days prior to the outside date; provided, that Parent shall not have the right to terminate the merger agreement pursuant to this right if either Parent, Merger Sub I or Merger Sub II is then in breach of its representations, warranties, covenants or agreements, in each case, contained in the merger agreement, such that certain of the conditions to the obligations of DigitalBridge and Company OP to effect the mergers as set forth in the merger agreement would not be satisfied; or

•
prior to obtaining the Company required stockholders vote, if the DigitalBridge Board shall have made a change in Company recommendation.

Termination Fee (see page 116)
If the merger agreement is validly terminated under specified circumstances, DigitalBridge will be required to pay a termination fee to Parent of $96,000,000 (the “DigitalBridge termination fee”), including if Parent terminates due to a change of recommendation prior to receipt of the Company required stockholders vote, if DigitalBridge terminates due to entering into a definitive agreement with respect to a superior proposal prior to receipt of the Company required stockholders vote or if a bona fide acquisition proposal becomes public and is not withdrawn at least two business days before the Company stockholders meeting, and thereafter the merger agreement is terminated in specified situations and DigitalBridge consummates an alternative transaction within 12 months after termination of the merger agreement or enters into an alternative acquisition agreement within 12 months after termination of the merger agreement and later consummates such transaction.
If the merger agreement is terminated under certain circumstances relating to a legal restraint becoming final and nonappealable or the mergers not being consummated by the outside date due to outstanding regulatory approvals, Parent will be required to pay to DigitalBridge an amount equal to $154,000,000 (the “Parent termination fee”).
If DigitalBridge or Parent fails to promptly pay their respective termination fee in accordance with the terms of the merger agreement and the other party commences any action that results in a judgment or order in its favor for such payment, the paying party shall pay or cause to be paid to the other party its costs and expenses (including reasonable and documented out-of-pocket attorney’s fees and expenses) in connection with such action, together with the interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published by The Wall Street Journal in effect on the date such payment was required to be made.
In circumstances in which the DigitalBridge termination fee is payable by DigitalBridge to Parent, or the Parent termination fee is payable by Parent to DigitalBridge, the payment of such termination fee shall be the sole and exclusive remedy of the party receiving the fee for the failure of the mergers to close or for any breach or failure to perform by the other party under the merger agreement; provided that no such payment shall relieve the party paying such fee for liabilities or damages resulting from any fraud or willful breach of a transaction agreement that occurs prior to such termination.
Expenses Generally (see page 118)
Except as otherwise specifically provided in the merger agreement, each party to the merger agreement will generally bear its own expenses in connection with the merger agreement and the transactions contemplated by the merger agreement. All filing fees of the parties to the merger agreement in connection with any filings required under any law of any governmental entity that regulates DigitalBridge, any of its subsidiaries, or any of its affiliates, or any of their respective business or operations and is related to the transactions contemplated by the merger agreement shall be equally borne by Parent and DigitalBridge. Expenses incurred in connection with the filing, printing and mailing of this proxy statement will be borne by DigitalBridge.
Specific Performance (see page 118)
The parties to the merger agreement will be entitled (in addition to any other remedy to which they are be entitled at law or in equity) to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of the merger agreement and to specifically enforce the terms and provisions of the merger agreement.
Indemnification of Directors and Officers; Insurance (see page 111)
Pursuant to the terms of the merger agreement, DigitalBridge’s directors and executive officers will be entitled to certain ongoing indemnification, expense advancement and insurance arrangements. See the section entitled “The Merger Agreement — Indemnification of Directors and Officers; Insurance” beginning on page 111 for a description of such ongoing arrangements.
Delisting and Deregistration of DigitalBridge Common Stock (see page 88)
As promptly as reasonably practicable following the completion of the mergers, the DigitalBridge common stock currently listed on the NYSE will cease to be listed on the NYSE and will be deregistered under the Exchange Act.
Market Information (see page 121)
The closing sales price of DigitalBridge common stock on March 20, 2026, the latest practicable date before the printing of this proxy statement, was $15.35 per share. The closing sales price of DigitalBridge common stock on the NYSE on December 26, 2025, the last trading day prior to the announcement of the execution of the merger agreement, was $13.92 per share. You are urged to obtain current market quotations for DigitalBridge common stock when considering whether to approve the merger proposal.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGERS
The following are brief answers to certain questions that you may have regarding the mergers, the special meeting and the proposals being considered at the special meeting. DigitalBridge urges you to carefully read the remainder of this proxy statement because the information in this section does not provide all of the information that might be important to you with respect to the mergers and the special meeting. Additional important information is also contained in the annexes attached to this proxy statement and the documents referred to or incorporated by reference into this proxy statement.
Q.
Why am I receiving these proxy materials?

A.
On December 29, 2025, DigitalBridge entered into a merger agreement providing for, among other things, the merger of Merger Sub I with and into DigitalBridge, pursuant to which, subject to the terms and conditions set forth therein, the separate corporate existence of Merger Sub I will cease and DigitalBridge will survive the Company merger as a wholly owned subsidiary of Parent. A copy of the merger agreement is attached to this proxy statement as Annex A and is incorporated by reference herein. In order to complete the mergers, DigitalBridge stockholders must vote to approve the Company merger. The approval of the merger proposal by DigitalBridge stockholders is a condition to the consummation of the Company merger. See the section of this proxy statement entitled “The Merger Agreement — Conditions to the Closing of the Mergers” beginning on page 113. You are receiving this proxy statement in connection with the solicitation by DigitalBridge of proxies of DigitalBridge stockholders in favor of the merger proposal.

You are also being asked to vote on a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by DigitalBridge to its named executive officers that is based on or otherwise relates to the mergers, and on a proposal to adjourn the special meeting, from time to time, as determined in accordance with the merger agreement by the DigitalBridge Board, including for the purpose of soliciting additional votes for the approval of the merger proposal if there are insufficient votes at the time of the special meeting to approve the merger proposal.
This proxy statement, which you should read carefully, contains important information about the mergers, the merger agreement, the special meeting and the matters to be voted on thereat. The enclosed materials allow you to submit a proxy to vote your shares without attending the special meeting and to ensure that your shares are represented and voted at the special meeting.
Your vote is very important. Even if you plan to attend the online special meeting, you are encouraged to submit a proxy as soon as possible.
Q.
What is the proposed transaction?

A.
The proposed transaction is the acquisition of DigitalBridge by SoftBank Group pursuant to the merger agreement. If the merger proposal is approved by DigitalBridge stockholders and the other conditions to the consummation of the mergers contained in the merger agreement are satisfied or waived, Merger Sub I will merge with and into DigitalBridge. DigitalBridge will be the surviving corporation in the Company merger and will become privately held as a wholly owned subsidiary of Parent. In addition, Merger Sub II will merge with and into Company OP and Company OP will be the surviving company.

Q.
What will I receive in the mergers if they are completed?

A.
Under the terms of the merger agreement, if the mergers are completed, you will be entitled to receive $16.00 in cash, without interest and subject to any applicable withholding taxes, for each share of DigitalBridge common stock you own (other than cancelled shares, converted shares and dissenting shares, each as described in the merger agreement) immediately prior to the Company merger effective time, which represents a premium of approximately 14.9% over DigitalBridge’s closing stock price on December 26, 2025, the last trading day prior to the announcement of the execution of the merger agreement. For example, if you own 100 shares of DigitalBridge common stock (other than cancelled shares, converted shares and dissenting shares) immediately prior to the Company merger effective time, you will be entitled to receive $1,600.00 in cash in exchange for such shares, without interest and subject to any applicable withholding taxes. You will not be entitled to receive shares in the surviving corporation or in Parent.
Q.
Where and when is the special meeting, and who may attend?

A.
The special meeting is scheduled to be held online via live audio webcast at https://edge.media-server.com/mmc/p/m6yurafk on April 23, 2026, at 9:00 a.m., Eastern Time. You will need the 11-digit control number, which is located on your proxy card or in the instructions accompanying your proxy materials, to be able to vote or ask questions during the special meeting. If you are a DigitalBridge stockholder as of the record date (or a proxy thereof), you should enter your control number and follow the prompt to log in.

Online check-in will begin at 8:00 a.m., Eastern Time on April 23, 2026, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the virtual special meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual special meeting log-in page.
Q.
Who can vote at the special meeting?

A.
All DigitalBridge stockholders of record as of the close of business on the record date, are entitled to receive notice of, attend and vote at the special meeting or any adjournment thereof. Each share of DigitalBridge common stock is entitled to one vote on all matters that come before the special meeting. At the close of business on the record date, there were 182,392,592 shares of DigitalBridge common stock issued and outstanding, held by approximately 1,963 holders of record.

Q.
What matters will be voted on at the special meeting?

A.
At the special meeting, you will be asked to consider and vote on the following proposals:

•
the merger proposal;

•
the named executive officer merger-related compensation proposal; and

•
if necessary, as determined in accordance with the merger agreement by the DigitalBridge Board, the adjournment proposal.

Q.
What is the position of the DigitalBridge Board regarding the mergers?

A.
The DigitalBridge Board has reviewed and considered the terms and conditions of the proposed mergers. After consultation with its outside legal counsel and its financial advisors and after consideration of various factors, as more fully described in this proxy statement, the DigitalBridge Board unanimously (a) determined and declared that the transactions contemplated by the merger agreement, including the mergers, are advisable and in the best interests of DigitalBridge, Company OP and their respective stockholders or equity holders, as applicable, and declared it advisable and in the best interests of DigitalBridge to enter into the merger agreement with Parent and the Merger Subs providing for the mergers in accordance with the MGCL (as defined in the accompanying proxy statement), (b) approved the execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated thereby, including the mergers, and (c) recommended that the mergers be approved by DigitalBridge stockholders. Certain factors considered by the DigitalBridge Board in reaching its decision to recommend approval of the mergers can be found in the section of this proxy statement entitled “The Merger Proposal (Proposal 1) — Recommendation of the DigitalBridge Board” and “— Reasons for the Mergers” beginning on pages 53 and 54, respectively.

Q.
How does the DigitalBridge Board recommend that I vote on the proposals?

A.
The DigitalBridge Board unanimously recommends that you vote:

•
“FOR” the merger proposal;

•
“FOR” the named executive officer merger-related compensation proposal; and

•
“FOR” the adjournment proposal.

Q.
What vote is required to approve the merger proposal?

A.
The merger proposal will be approved if the stockholders holding a majority of the outstanding shares of DigitalBridge common stock entitled to vote as of the close of business on the record date vote “FOR” the proposal at the special meeting or any adjournment or postponement thereof.

Q.
What vote is required to approve the named executive officer merger-related compensation proposal (on a non-binding, advisory basis) and the adjournment proposal?

A.
Approval of the named executive officer merger-related compensation proposal (on a non-binding basis) requires the affirmative vote of a majority of the votes cast at the special meeting on the named executive officer merger-related compensation proposal, whether the holders are present or represented by proxy at the online special meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast at the special meeting on the adjournment proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.
Q.
Do you expect the Company merger to be taxable to DigitalBridge stockholders?

A.
The exchange of DigitalBridge common stock for cash pursuant to the Company merger generally will be a taxable transaction for U.S. federal income tax purposes. You should read the section of this proxy statement entitled “Material U.S. Federal Income Tax Consequences of the Company Merger” beginning on page 124. You should consult your tax advisors regarding the U.S. federal income tax consequences of the Company merger to you in your particular circumstances, as well as tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Q.
What other effects will the mergers have on DigitalBridge?

A.
If the mergers are completed, DigitalBridge common stock will be delisted from the NYSE and deregistered under the Exchange Act, and DigitalBridge will no longer be required to file periodic reports with the SEC with respect to DigitalBridge common stock, in each case in accordance with applicable law, rules and regulations. Following the completion of the mergers, DigitalBridge common stock will no longer be publicly traded and you will no longer have any interest in DigitalBridge’s future earnings or growth. In addition, each share of DigitalBridge common stock (other than cancelled shares, converted shares and dissenting shares, each as described in the merger agreement) you hold immediately prior to the effective time of the Company merger will represent only the right to receive $16.00 in cash, without interest and subject to any applicable withholding taxes. DigitalBridge will also become a wholly owned subsidiary of Parent at the Company merger effective time.

Q.
Will I receive any regular quarterly dividends with respect to the common stock that I own?

A.
Under the terms of the merger agreement, prior to the closing, we generally may not declare, set aside or pay any dividends on, or make other distributions in respect of, shares of DigitalBridge common stock except for regular quarterly cash dividends or distributions payable to holders of DigitalBridge common stock prior to closing in an amount not to exceed $0.04 per share on an annual basis.

Q.
When are the mergers expected to be completed?

A.
Assuming timely satisfaction of necessary closing conditions, including the approval by DigitalBridge stockholders of the merger proposal, the parties to the merger agreement expect to complete the mergers during the second half of 2026. The parties’ respective obligations to close the mergers are subject to receipt of numerous regulatory approvals and various other conditions, and the satisfaction of these conditions and other factors outside of the control of DigitalBridge or Parent could result in the mergers being completed at a later time, or not at all. There may be a substantial amount of time between the special meeting and the completion of the mergers. DigitalBridge expects to complete the mergers promptly following the receipt of all required clearances and approvals and the satisfaction or, to the extent permitted, waiver, of the other conditions to the consummation of the mergers.
Q.
What happens if the mergers are not completed?

A.
If the merger proposal is not approved by DigitalBridge stockholders, or if the mergers are not completed for any other reason, DigitalBridge stockholders will not receive any payment for their shares of DigitalBridge common stock in connection with the Company merger. Instead, DigitalBridge will remain an independent public company and shares of DigitalBridge common stock will continue to be listed and traded on the NYSE. DigitalBridge may be required to pay Parent a termination fee of $96,000,000 if the merger agreement is terminated under certain specified circumstances pursuant to the terms and conditions of the merger agreement, subject to the terms of the merger agreement. Parent will be required to pay a termination fee of $154,000,000 if the merger agreement is terminated under specified circumstances pursuant to the terms and conditions of the merger agreement, subject to the terms of the merger agreement. See the section of this proxy statement entitled “The Merger Agreement — Termination Fee” beginning on page 116 for a discussion of the circumstances under which DigitalBridge or Parent will be required to pay a termination fee.

Q.
How are DigitalBridge’s directors and executives intending to vote?

A.
As of March 18, 2026, the directors and executive officers of DigitalBridge (either directly or through their affiliates), collectively, beneficially owned and were entitled to vote 1,451,399 shares of DigitalBridge common stock, representing approximately 0.80% of the shares of DigitalBridge common stock outstanding on that date. DigitalBridge currently expects that these directors and executive officers will vote such shares of DigitalBridge common stock in favor of the foregoing proposals, although none of them has entered into any agreement obligating them to do so.

Q.
Do any of DigitalBridge’s directors or executive officers have interests in the mergers that may differ from or be in addition to my interests as a stockholder?

A.
Yes. In considering the recommendation of the DigitalBridge Board with respect to the merger proposal, you should be aware that DigitalBridge’s directors and executive officers have interests in the mergers that are different from, or in addition to, the interests of DigitalBridge’s stockholders generally. The DigitalBridge Board was aware of and considered these differing or additional interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the merger agreement and the mergers, and in unanimously recommending that the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal be approved by DigitalBridge stockholders. See the section of this proxy statement entitled “The Merger Proposal (Proposal 1) — Interests of DigitalBridge’s Executive Officers and Directors in the Mergers” beginning on page 75.

Q.
Why am I being asked to consider and vote on the named executive officer merger-related compensation proposal?

A.
SEC rules require DigitalBridge to seek the approval of its stockholders on a non-binding, advisory basis with respect to certain payments that will or may be made to DigitalBridge’s named executive officers in connection with the Company merger. Approval of the named executive officer merger-related compensation proposal is not required to complete the Company merger.

Q.
Who is soliciting my vote? Who will pay for the cost of this proxy solicitation?

A.
The DigitalBridge Board is soliciting your proxy, and DigitalBridge will bear the cost of soliciting proxies.

D.F. King has been retained to assist with the solicitation of proxies. D.F. King will be paid a fee not to estimated $20,000 and will be reimbursed for certain fees and expenses for these and other advisory services in connection with the special meeting. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through brokers, banks and other nominees to the beneficial owners of shares of DigitalBridge common stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by D.F. King or, without additional compensation, by certain of DigitalBridge’s directors, officers and employees.
Q.
What do I need to do now? If I am going to attend the special meeting, should I still submit a proxy?

A.
Carefully read and consider the information contained in and incorporated by reference into this proxy statement, including the attached annexes. Whether or not you expect to attend the special meeting online, DigitalBridge requests that you submit a proxy to vote your shares as promptly as possible to ensure that your shares may be represented and voted at the special meeting.

Q.
How do I vote if my shares are registered directly in my name?

A.
If your shares are registered directly in your name with DigitalBridge’s transfer agent, you are considered a “stockholder of record.” Stockholders of record can vote their shares of DigitalBridge common stock in the following four ways:

•
By Internet.   Access the website of DigitalBridge’s tabulator, Equiniti, at: www.voteproxy.com, using the voter control number printed on the furnished proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your internet vote cannot be completed and you will receive an error message.

•
By Telephone.   Call 1-800-776-9437 in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed.

•
By Mail.   Complete and mail a proxy card in the enclosed postage prepaid envelope as soon as possible. Your proxy will be voted in accordance with your instructions. If you properly sign and return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of the DigitalBridge Board. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by telephone or by internet, you do not have to return your proxy card or voting instruction form.

•
At the Online Special Meeting.   Visit https://edge.media-server.com/mmc/p/m6yurafk; passcode: digitalbridge2026; and enter the 11-digit control number located on your proxy card or in the instructions accompanying your proxy materials.

Q.
How do I vote if my shares are held in the name of my broker, bank or other nominee?

A.
If your shares are held by your broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name” and you will receive a form from your broker, bank or other nominee seeking instruction from you as to how your shares should be voted. You should instruct your broker, bank or other nominee how to vote your shares on each proposal in accordance with your voting instruction form. If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

Q.
What is a proxy?

A.
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of DigitalBridge common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of DigitalBridge common stock is called a “proxy card.”

Q.
If a stockholder gives a proxy, how are the shares voted?

A.
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way you indicate. When submitting a proxy by mail, internet or telephone, you may specify whether your shares would be voted “FOR” or “AGAINST” or to abstain from voting on all, some or none of the proposals to come before the special meeting.

If you properly sign and return your proxy card or submit your proxy by telephone or through the internet but do not include instructions on how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted as recommended by the DigitalBridge Board with respect to the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal and, accordingly, will have the same effect as a vote “FOR” each such proposal.
Q.
Can I change or revoke my proxy after it has been submitted?

A.
Yes. You can change or revoke your proxy at any time before the final vote at the special meeting. If you are the stockholder of record, you may change or revoke your proxy by:

•
sending a written statement to that effect to DigitalBridge’s Chief Legal Officer and Secretary, which statement must be received no later than April 22, 2026;

•
submitting a new proxy by internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on April 22, 2026;

•
submitting a properly signed proxy card with a later date; or

•
attending the special meeting and voting online.

If you hold shares in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the online special meeting.
If you submit a proxy or provide instructions to vote your shares and do not thereafter revoke such proxy or change such instructions in accordance with one of the methods set forth above, your shares will be represented and voted at the special meeting in accordance with your instructions. Attendance at the special meeting will not, in and of itself, result in the revocation of a proxy or cause your shares of DigitalBridge common stock to be voted, unless you specifically request revocation or vote at the special meeting.
Q.
How many shares of DigitalBridge common stock must be present to constitute a quorum for the special meeting? What if there is no quorum?

A.
Under DigitalBridge’s bylaws, the presence, in person or represented by proxy, at the special meeting of a majority of the issued and outstanding shares of DigitalBridge common stock entitled to vote thereat at the close of business on the record date will constitute a quorum. Virtual attendance at the special meeting constitutes presence in person for purposes of a quorum at the special meeting. There must be a quorum for business (other than the adjournment proposal) to be conducted at the special meeting. If a quorum is not present, the chairman of the meeting may adjourn the special meeting to another time and/or place from time to time until a quorum is present. Failure of a quorum to be present at the special meeting will necessitate an adjournment of the special meeting and may subject DigitalBridge to additional expense.

If you attend the online special meeting or if you submit (and do not thereafter revoke) a proxy by duly executing and returning a proxy card or by telephone or through the internet, even if you abstain from voting, your shares of DigitalBridge common stock will be counted for purposes of determining whether a quorum is present at the special meeting. In the event that a quorum is not present at the special meeting or additional votes must be solicited to approve the Company merger, the special meeting may be adjourned or postponed to solicit additional proxies.

If the adjournment is for more than 30 days, or if, after the adjournment, a new record date is fixed for the adjourned special meeting, a notice of the adjourned special meeting will be given to each stockholder of record entitled to vote at the special meeting.
As of the close of business on the record date, there were 182,392,592 shares of DigitalBridge common stock outstanding. Accordingly, holders of record of at least 91,196,297 shares of DigitalBridge common stock must be present or represented by proxy at the special meeting to constitute a quorum.
Q.
What if I abstain from voting on any proposal?

A.
If you attend the special meeting or if you submit (and do not thereafter revoke) a proxy by duly executing and returning a proxy card, by telephone or through the internet, even if you abstain from voting, your shares of DigitalBridge common stock will still be counted for purposes of determining whether a quorum is present at the special meeting. If you abstain from voting at the special meeting or mark “ABSTAIN” on your proxy card or otherwise indicate that you are abstaining from voting when you submit your proxy by telephone or through the internet, your abstention from voting will have the same effect as a vote “AGAINST” the merger proposal. Abstaining from voting on the named executive officer merger-related compensation proposal or the adjournment proposal will not be considered a vote cast on, and will have no effect on, the named executive officer merger-related compensation proposal or the adjournment proposal.

Q.
Will my shares be voted if I do not sign and return my proxy card, submit a proxy to vote by telephone or over the internet or attend and vote at the online special meeting?

A
If you are a stockholder of record of DigitalBridge and you do not attend the special meeting, sign and return your proxy card by mail, or submit your proxy by telephone or over the internet, your shares will not be voted at the special meeting and will not be counted as present for purposes of determining whether a quorum is present. The failure to submit a proxy or otherwise attend and vote your shares at the special meeting will have no effect on the outcome of the named executive officer merger-related compensation proposal (assuming a quorum is present) or the adjournment proposal. The vote to approve the merger proposal, however, is based on the total number of shares of DigitalBridge common stock outstanding as of the close of business on the record date, not just the shares that are counted as present in person or represented by proxy at the online special meeting. As a result, if you fail to submit a proxy or otherwise do not vote your shares on the merger proposal, it will have the same effect as a vote “AGAINST” the merger proposal. If you sign and return a proxy and do not indicate how you wish to vote on the named executive officer merger-related compensation proposal, your shares will be voted in favor of the named executive officer merger-related compensation proposal.

You will have the right to receive the merger consideration if the merger proposal is approved and the Company merger is completed even if your shares are not voted at the special meeting. If your shares are not voted at the special meeting, however, it will have the same effect as a vote “AGAINST” the merger proposal.
Q.
What is a broker non-vote?

A.
Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at the special meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Pursuant to the NYSE rules, brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. If a beneficial owner of shares of DigitalBridge common stock held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be counted as present in person or represented by proxy at the online special meeting. As a result, it is expected that there will not be any broker non-votes in connection with any of the three proposals described in this proxy statement.

The failure to issue voting instructions to your broker, bank or other nominee will have no effect on the outcome of the named executive officer merger-related compensation proposal (assuming a quorum is present) or adjournment proposal. The vote to approve the merger proposal, however, is based on the total number of shares of DigitalBridge common stock outstanding at the close of business on the record date, not just the shares that are counted as present in person or represented by proxy at the online special meeting. As a result, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote “AGAINST” the merger proposal.
Q.
Will my shares held in “street name” or another form of record ownership be combined for voting purposes with shares I hold of record?

A.
No. Because any shares you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, any shares held in “street name” will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card (or submit a proxy by telephone or through the internet) for each of those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an individual retirement account must be voted under the rules governing the account.

Q.
Am I entitled to exercise appraisal rights under the MGCL instead of receiving the merger consideration for my shares of DigitalBridge common stock?

A.
Yes. Notwithstanding that holders of DigitalBridge common stock would not otherwise have the rights provided for under Title 3, Subtitle 2 of the MGCL in respect of the Company merger, under Section 5.10 of the charter of DigitalBridge, each holder of DigitalBridge common stock is entitled to object to the Company merger and demand the fair value of such holder’s DigitalBridge common stock from the successor in the Company merger if the holder complies with the requirements to properly exercise such rights set forth in Title 3, Subtitle 2 of the MGCL to the same extent as if the holders were exercising the rights of an objecting stockholder provided for in Title 3, Subtitle 2 of the MGCL or any successor statute including, without limitation, voting against the Company merger and providing DigitalBridge with all required notices. The requirements under Title 3, Subtitle 2 of the MGCL for exercising appraisal rights are described in additional detail in this proxy statement, and the provisions of Section 5.10 of the charter of DigitalBridge and Title 3, Subtitle 2 of the MGCL are reproduced in their entirety in Annex D and incorporated into this proxy statement by reference. Failure to comply strictly with these procedures will cause you to lose your appraisal rights. Consequently, if you desire to exercise your appraisal rights, you are urged to consult a legal advisor before attempting to exercise such rights. For more information, please see the section of this proxy statement entitled “The Merger Proposal (Proposal 1) — Appraisal Rights” beginning on page 88.

Q.
What happens if I transfer my shares of DigitalBridge common stock before the completion of the Company merger?

A.
If you transfer your shares of DigitalBridge common stock before the Company merger is completed, you will lose your right to receive the merger consideration or to exercise appraisal rights with respect to such shares. In order to receive the merger consideration in respect of any shares, you must hold such shares of DigitalBridge common stock through the completion of the Company merger.

Q.
Should I send in my evidence of ownership now?

A.
No. After the mergers are completed, if you are a stockholder of record and hold your shares of DigitalBridge common stock in certificated form, you will receive transmittal materials from the paying agent for the Company merger with detailed written instructions for exchanging your shares of DigitalBridge common stock for the consideration to be paid to former DigitalBridge stockholders in connection with the Company merger. If you are a stockholder of record and hold your shares of DigitalBridge common stock in book-entry form, only if required by the paying agent will you receive transmittal materials from the paying agent for the Company merger with detailed written instructions for exchanging your shares of DigitalBridge common stock for the consideration to be paid to former DigitalBridge stockholders in connection with the Company merger. If you are the beneficial owner of shares of DigitalBridge common stock held in “street name,” you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of such shares.
Q.
What does it mean if I get more than one proxy card or voting instruction form?

A.
If your shares are registered differently or are held in more than one account, you will receive more than one proxy card or voting instruction form. Please complete and return all of the proxy cards or voting instruction forms you receive (or submit each of your proxies over the internet or by telephone) to ensure that all of your shares are voted.

Q.
What is householding and how does it affect me?

A.
The SEC’s proxy rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. DigitalBridge has adopted “householding” and delivered a single copy of the proxy materials to multiple stockholders who share the same address, unless DigitalBridge has received contrary instructions from one or more of such stockholders. This procedure reduces printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, DigitalBridge will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which DigitalBridge delivered a single copy of any of these materials. DigitalBridge will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact the Chief Legal Officer and Secretary using the above contact information if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of our annual reports and proxy statements, you may request householding in the future by contacting our Chief Legal Officer and Secretary.

A number of brokerage firms with account holders who are DigitalBridge stockholders household proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.
Q.
What will the holders of outstanding DigitalBridge equity awards receive in the mergers?

A.
The merger agreement provides that outstanding DigitalBridge equity awards under the DigitalBridge stock plans will be treated as set forth below.

DigitalBridge Restricted Stock Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge restricted stock award, each DigitalBridge restricted stock award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge restricted stock award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge restricted stock awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge RSU Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge RSU award, each DigitalBridge RSU award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the

Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge RSU award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge RSU awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge PSU Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge PSU award, each DigitalBridge PSU award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge PSU award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge PSU awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge Specified Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge specified award, each DigitalBridge specified award that is outstanding immediately prior to the Company merger effective time shall, automatically and without any action on the part of the holder, be cancelled in exchange for the right of the holder thereof to receive (a) a cash payment equal to (i) the number of shares of DigitalBridge common stock subject to such DigitalBridge specified award immediately prior to the Company merger effective time multiplied by (ii) the merger consideration, and (b) a cash payment equal to the accumulated dividend equivalents credited in respect of such DigitalBridge specified award (if any) as of immediately prior to the Company merger effective time, in each case, without interest and less applicable tax withholding. The number of shares of DigitalBridge common stock subject to each DigitalBridge specified award that is a DigitalBridge PSU award shall be determined by deeming the applicable performance conditions to be achieved at the greater of (1) target-level performance and (2) actual performance through the Company merger effective time, as reasonably determined by the DigitalBridge Board.
DigitalBridge DSU Awards.   As of the Company merger effective time, each DigitalBridge DSU award that is outstanding immediately prior to the Company merger effective time shall vest in full and shall, as of the Company merger effective time, automatically and without any action on the part of the holder, be cancelled in exchange for the right of the holder thereof to receive a cash payment equal to (a) the number of shares of DigitalBridge common stock subject to such DigitalBridge DSU award immediately prior to the Company merger effective time multiplied by (b) the merger consideration, without interest.
DigitalBridge OP LTIP Unit Awards.   With respect to each DigitalBridge OP LTIP unit award which has vested in accordance with its terms prior to the Company merger effective time, prior to the Company merger effective time, DigitalBridge shall exercise its right to cause a forced redemption with respect to the maximum number of vested DigitalBridge OP LTIP units then eligible for conversion, such that as of immediately prior to the LLC merger effective time, each vested DigitalBridge OP LTIP unit shall be converted into one Company OP common unit, which will in turn be converted into the right to receive the LLC merger consideration. Each DigitalBridge OP LTIP unit that is outstanding and unvested immediately prior to the LLC merger effective time shall vest as of the business day prior to the closing as though the closing had occurred and be treated as vested DigitalBridge OP LTIP units as described above.
The treatment of DigitalBridge equity awards is described in more detail in the section of this proxy statement entitled “The Merger Agreement — Treatment of DigitalBridge Equity Awards” beginning on page 42.

Q.
When will DigitalBridge announce the voting results of the special meeting, and where can I find the voting results?

A.
DigitalBridge intends to announce the preliminary voting results at the special meeting and will report the final voting results of the special meeting in a Current Report on Form 8-K filed with the SEC within four business days after the special meeting. All reports that DigitalBridge files with the SEC are publicly available when filed.

Q.
Where can I find more information about DigitalBridge?

A.
You can find more information about DigitalBridge from various sources described in the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 129.

Q.
Who can help answer my other questions?

A.
If you have questions about the mergers, require assistance in submitting your proxy or voting your shares, or need additional copies of this proxy statement or the enclosed proxy card, please contact D.F. King & Co., Inc., which is acting as the proxy solicitor for DigitalBridge in connection with the mergers, or DigitalBridge.

D.F. King & Co., Inc.
28 Liberty Street, 53rd Floor
New York, NY 10005
Stockholders may call toll free: (800) 676-7437
Banks and brokers may call collect: (212) 931-0845
Email: DBRG@dfking.com
or
DigitalBridge Group, Inc.
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
Attention: Chief Legal Officer and Secretary
If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we intend such statements to be covered by the safe harbor provisions contained therein. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the inability to complete the mergers on the anticipated terms and timing;

•
the failure to satisfy one or more conditions to the completion of the mergers, including obtaining the Company required stockholders vote or specified regulatory approvals;

•
the risk that the timing or terms and conditions of regulatory approvals required in connection with the transactions contemplated by the merger agreement could reduce the anticipated benefits of or cause the parties to abandon the mergers, or that such regulatory approvals will not be received at all;

•
the risk that DigitalBridge’s stock price may fluctuate during the pendency of the mergers and may decline if the mergers are not completed;

•
potential litigation relating to the mergers that could be instituted against DigitalBridge or its directors, managers or officers, including the effects of any outcomes related thereto;

•
the risk that disruptions from the mergers will harm DigitalBridge’s business, including current plans and operations, including during the pendency of the mergers;

•
the diversion of management’s time and attention from ordinary course business operations to completion of the mergers and integration matters;

•
potential adverse reactions or changes to business relationships resulting from the announcement or completion of the mergers;

•
potential business uncertainty, including changes to existing business relationships, during the pendency of the mergers that could affect DigitalBridge’s financial performance;

•
certain restrictions during the pendency of the mergers that may impact DigitalBridge’s ability to pursue certain business opportunities or strategic transactions;

•
the possibility that the mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

•
unexpected costs, liabilities or delays associated with the transaction;

•
the impact of competitive responses to the announcement of the transaction;

•
risks relating to Parent’s financing related to the transaction;

•
the possibility that alternative acquisition proposals will or will not be made;

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the mergers, including in circumstances requiring DigitalBridge to pay the DigitalBridge termination fee;

•
difficult market and political conditions, including those resulting from inflation, high interest rates, trade barriers, a general economic slowdown or a recession;

•
DigitalBridge’s ability to raise capital from investors for DigitalBridge, its funds and the companies that it manages;

•
the performance of DigitalBridge’s funds and investments relative to DigitalBridge’s expectations and the highly variable nature of our revenues, earnings and cash flow;

•
DigitalBridge’s exposure to risks inherent in the ownership and operation of infrastructure and digital infrastructure assets, including our reliance on third-party suppliers to provide power, network connectivity and certain other materials and services to our managed companies;

•
DigitalBridge’s exposure to business risks in Europe, Asia, Latin America and other foreign markets, including the impact of changes in foreign exchange rates on the value of DigitalBridge’s investments;

•
DigitalBridge’s ability to increase assets under management and expand DigitalBridge’s existing and new investment strategies while maintaining consistent standards and controls;

•
DigitalBridge’s ability to appropriately manage conflicts of interest;

•
DigitalBridge’s ability to expand into new investment strategies, geographic markets and businesses, including through acquisitions in the infrastructure and investment management industries;

•
the impact of climate change and regulatory or societal efforts associated with environmental, social and governance matters;

•
DigitalBridge’s ability to maintain effective information and cybersecurity policies, procedures and capabilities and the impact of any cybersecurity incident affecting our systems or network or the system and network of any of DigitalBridge’s managed companies or service providers;

•
the ability of DigitalBridge’s portfolio companies to attract and retain key customers and to provide reliable services without disruption;

•
any litigation and contractual claims against DigitalBridge and its affiliates, including potential settlement and litigation of such claims;

•
DigitalBridge’s ability to obtain and maintain financing arrangements, including securitizations, on favorable or comparable terms or at all;

•
the general volatility of the securities markets in which DigitalBridge participates;

•
the market value of DigitalBridge’s assets and effects of hedging instruments on DigitalBridge’s assets;

•
the impact of legislative, regulatory and competitive changes, including those related to privacy and data protection and new SEC rules governing investment advisers;

•
whether DigitalBridge will be able to utilize existing tax attributes to offset taxable income to the extent contemplated;

•
DigitalBridge’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended;

•
changes in DigitalBridge’s board of directors or management team, and difficulties in retaining and hiring qualified personnel;

•
DigitalBridge’s ability to make or maintain distributions to DigitalBridge’s stockholders; and

•
DigitalBridge’s understanding of and ability to successfully navigate the competitive landscape in which it and its managed companies operate.

While forward-looking statements reflect our good-faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. Moreover, because we operate in a very competitive and rapidly changing environment, new risk factors are likely to emerge from time to time. We caution you not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures we make concerning risks in Part I, Item 1A. “Risk Factors” and in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in DigitalBridge’s Annual Report on Form 10-K for the year ended December 31, 2025, and in the section of this proxy statement entitled “The Merger Proposal (Proposal 1) — Reasons for the Mergers” beginning on page 54. Readers of this proxy statement should also read our other periodic filings made with the SEC and other publicly filed documents for further discussion regarding such factors.

THE PARTIES TO THE MERGERS
DigitalBridge
DigitalBridge Group, Inc.
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
(561) 570-4644
DigitalBridge is a leading global alternative asset manager dedicated to investing in digital infrastructure. With a heritage of over 25 years investing in and operating businesses across the digital ecosystem, including cell towers, data centers, fiber, small cells, and edge infrastructure, DigitalBridge manages infrastructure assets on behalf of its limited partners and shareholders.
DigitalBridge common stock is traded on the NYSE under the ticker symbol “DBRG”.
DigitalBridge’s principal executive offices are located at 750 Park of Commerce Drive, Suite 210, Boca Raton, Florida 33487, and DigitalBridge’s telephone number is (561) 570-4644. DigitalBridge’s corporate web address is https://www.digitalbridge.com/. The information provided on DigitalBridge’s website is not part of this proxy statement and is not incorporated in this proxy statement by reference or by any other reference to DigitalBridge’s website provided in this proxy statement.
Additional information about DigitalBridge is contained in its public filings with the U.S. Securities and Exchange Commission (the “SEC”), which filings are incorporated by reference herein. See the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 129.
Company OP
DigitalBridge Operating Company, LLC
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
(561) 570-4644
DigitalBridge conducts all of its activities and holds substantially all of its assets and liabilities through its operating subsidiary, Company OP. As of March 18, 2026, DigitalBridge owned 97% of Company OP, as its sole managing member. The remaining 3% is owned by certain current and former employees of DigitalBridge as noncontrolling interests.
Parent
Duncan Holdco LLC
300 El Camino Real
Menlo Park, California 94025
(650) 562-8120
Parent was formed on December 17, 2025, as a wholly owned, indirect subsidiary of SoftBank Group Corp., a Japanese kabushiki kaisha, solely for the purpose of completing the mergers and has conducted no business activities other than those related to the structuring and negotiation of the mergers.
Merger Sub I
Duncan Sub I Inc.
c/o Duncan Holdco LLC
300 El Camino Real
Menlo Park, California 94025
(650) 562-8120
Merger Sub I, a Maryland corporation, was formed on December 19, 2025, as a wholly owned subsidiary of Parent, solely for the purpose of completing the mergers and has conducted no business activities other than those related to the structuring and negotiation of the mergers.

Merger Sub II
Duncan Sub II LLC
c/o Duncan Holdco LLC
300 El Camino Real
Menlo Park, California 94025
(650) 562-8120
Merger Sub II, a Delaware limited liability company, was formed on December 17, 2025, as a wholly owned subsidiary of Merger Sub I, solely for the purpose of completing the mergers and has conducted no business activities other than those related to the structuring and negotiation of the mergers.

THE SPECIAL MEETING
This proxy statement is being provided to DigitalBridge stockholders as part of a solicitation by the DigitalBridge Board for proxies for use at the special meeting, to be held at the time and place specified below, and at any properly convened meeting following an adjournment or postponement of the special meeting.
Date, Time and Place
The special meeting is scheduled to be held online via live audio webcast at https://edge.mediaserver.com/mmc/p/m6yurafk on April 23, 2026, at 9:00 a.m., Eastern Time. The special meeting will be held in a virtual meeting format only, with no physical in-person meeting. Whether or not you plan to attend the special meeting, we urge you to vote and submit your proxy in advance of the special meeting by one of the methods described in this proxy statement.
Purpose of the Special Meeting
At the special meeting, DigitalBridge stockholders will be asked to consider and vote on the following proposals:

•
the merger proposal, which is further described in the sections of this proxy statement entitled “The Merger Proposal (Proposal 1)” and “The Merger Agreement,” beginning on pages 42 and 90, respectively; a copy of the merger agreement is attached to this proxy statement as Annex A and is incorporated herein by reference;

•
the named executive officer merger-related compensation proposal, which is further described in the sections of this proxy statement entitled “The Merger Proposal (Proposal 1) — Interests of DigitalBridge’s Executive Officers and Directors in the Mergers” and “Advisory Vote On Named Executive Officer Merger-Related Compensation Proposal (Proposal 2)” beginning on pages 75 and 119, respectively; and

•
the adjournment proposal, which is further described in the section of this proxy statement entitled “Adjournment Proposal (Proposal 3)” beginning on page 120.

The approval of the Company merger by the affirmative vote, at the special meeting or any adjournment or postponement thereof, of the holders of a majority of the outstanding shares of DigitalBridge common stock entitled to vote as of the close of business on the record date is a condition to the completion of the mergers. If DigitalBridge stockholders fail to approve the merger proposal, the mergers will not occur.
The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote to approve the merger proposal. Accordingly, a stockholder may vote to approve the merger proposal and vote not to approve the named executive officer merger-related compensation proposal, and vice versa. Because the vote on the named executive officer merger-related compensation proposal is only advisory in nature, it will not be binding on DigitalBridge, Parent or the surviving corporation. Accordingly, because DigitalBridge is contractually obligated to pay such merger-related compensation, the compensation will be payable, subject only to the conditions applicable thereto, if the merger proposal is approved, regardless of the outcome of the advisory vote.
Other than the matters described above, DigitalBridge does not expect a vote to be taken on any other matters at the special meeting or any adjournment or postponement thereof.
Recommendation of the DigitalBridge Board
The DigitalBridge Board has reviewed and considered the terms of the Company merger and has unanimously (a) determined and declared that the transactions contemplated by the merger agreement, including the mergers, are advisable and in the best interests of DigitalBridge, Company OP and their respective stockholders or equity holders, as applicable, (b) approved the execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated thereby, including the mergers and (c) recommended that the Company merger be approved by DigitalBridge stockholders. Certain factors considered by the DigitalBridge Board in reaching its decision to recommend approval of the

Company merger can be found in the sections of this proxy statement entitled “The Merger Proposal (Proposal 1) — Recommendation of the DigitalBridge Board” and “— Reasons for the Mergers” beginning on pages 53 and 54, respectively.
The DigitalBridge Board unanimously recommends that DigitalBridge stockholders vote “FOR” the merger proposal, “FOR” the named executive officer merger-related compensation proposal and “FOR” the adjournment proposal.
Record Date; Stockholders Entitled to Vote
Only holders of record of DigitalBridge common stock at the close of business on the record date will be entitled to notice of, and to vote at, the special meeting or any adjournments or postponements of the special meeting.
Holders of record of DigitalBridge common stock are entitled to one vote for each share of DigitalBridge common stock they own of record at the close of business on the record date. At the close of business on the record date, there were 182,392,592 shares of DigitalBridge common stock issued and outstanding, held by approximately 1,963 holders of record.
Quorum
Under DigitalBridge’s bylaws, the presence, in person or represented by proxy, at the special meeting of a majority of the issued and outstanding shares of DigitalBridge common stock entitled to vote thereat at the close of business on the record date will constitute a quorum. Virtual attendance at the special meeting constitutes presence in person for purposes of a quorum at the special meeting. There must be a quorum for business (other than the adjournment proposal) to be conducted at the special meeting. If a quorum is not present, the chairman at the special meeting may adjourn the special meeting from time to time until a quorum is present. Failure of a quorum to be present at the special meeting will necessitate an adjournment of the special meeting and may subject DigitalBridge to additional expense.
If you attend the special meeting or if you submit (and do not thereafter revoke) a proxy by duly executing and returning a proxy card or by telephone or through the internet, even if you abstain from voting, your shares of DigitalBridge common stock will be counted for purposes of determining whether a quorum is present at the special meeting. Broker non-votes will not count toward the establishment of a quorum because no routine matters will be brought before the meeting. In the event that a quorum is not present at the special meeting or additional votes must be solicited to approve the Company merger, the special meeting may be adjourned or postponed to solicit additional proxies.
Required Vote
The approval of the merger proposal requires the affirmative vote, at the special meeting or any adjournment or postponement thereof, of the holders of a majority of the outstanding shares of DigitalBridge common stock entitled to vote as of the close of business on the record date. As of the record date, 91,196,297 shares constitute a majority of the outstanding shares of DigitalBridge common stock entitled to vote at the special meeting.
Assuming a quorum is present at the special meeting, approval of the named executive officer merger-related compensation proposal (on a non-binding basis) requires the affirmative vote of a majority of the votes cast at the meeting on the named executive officer merger-related compensation proposal, whether the holders are in person or represented by proxy at the online special meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.
Whether or not a quorum is present at the special meeting, the adjournment proposal may be approved by a vote of a majority of the votes cast at the meeting on the adjournment proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.
As of the record date, the directors and executive officers of DigitalBridge beneficially owned and were entitled to vote, in the aggregate, shares of common stock, representing approximately 0.80% of the outstanding shares of DigitalBridge common stock as of the record date. We currently expect that all of our directors and executive officers will vote their shares “FOR” each of the above proposals.
Abstentions and Broker Non-Votes
An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. At the special meeting, abstentions will be counted as present for purposes of determining whether a quorum is present. Abstaining from voting will have the same effect as a vote “AGAINST” the merger proposal. Abstaining from voting on the named executive officer merger-related compensation proposal or the adjournment proposal will not be considered a vote cast on, and will have no effect on, the named executive officer merger-related compensation proposal or the adjournment proposal.
If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy, the proxy will have the same effect as a vote “FOR” the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal.
Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at the special meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Pursuant to the NYSE rules, brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. If a beneficial owner of shares of DigitalBridge common stock held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be counted as present in person or represented by proxy at the online special meeting. As the vote to approve the merger proposal is based on the total number of shares of DigitalBridge common stock outstanding at the close of business on the record date, not just the shares that are counted as present in person or represented by proxy at the online special meeting, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the same effect as a vote “AGAINST” the merger proposal. If you fail to issue voting instructions to your broker, bank or other nominee, it will have no effect on the outcome of the named executive officer merger-related compensation proposal or the adjournment proposal.
Failure to Vote
If you are a stockholder of record and you do not attend the special meeting, sign and return your proxy card by mail or submit your proxy by telephone or over the internet, your shares will not be voted at the special meeting, will not be counted as present in person or represented by proxy at the online special meeting and will not be counted as present for purposes of determining whether a quorum is present.
As discussed above, under the NYSE rules, brokers and other record holders do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. Accordingly, if you are the beneficial owner of shares held in “street name” and you do not issue voting instructions to your broker, bank or other nominee, your shares will not be voted at the special meeting and will not be counted as present in person or represented by proxy at the online special meeting or counted as present for purposes of determining whether a quorum is present.
A failure to submit a proxy or otherwise attend and vote your shares at the online special meeting will have no effect on the outcome of the named executive officer merger-related compensation proposal (assuming a quorum is present) or the adjournment proposal. The vote to approve the merger proposal, however, is based on the total number of shares of DigitalBridge common stock outstanding at the close of business on the record date, not just the shares that are counted as present in person or represented by proxy at the online special meeting. As a result, if you fail to vote your shares, it will have the same effect as a vote “AGAINST” the merger proposal.
Voting at the Special Meeting
If your shares are registered directly in your name with DigitalBridge’s transfer agent, you are considered a “stockholder of record.” Stockholders of record can vote their shares of DigitalBridge common stock in the following four ways:

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By Internet.   Access the website of DigitalBridge’s tabulator, Equiniti, at: www.voteproxy.com, using the voter control number printed on the furnished proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your internet vote cannot be completed and you will receive an error message.

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By Telephone.   Call 1-800-776-9437 in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed.

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By Mail.   Complete and mail a proxy card in the enclosed postage prepaid envelope as soon as possible. Your proxy will be voted in accordance with your instructions. If you properly sign and return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of the DigitalBridge Board. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by telephone or by internet, you do not have to return your proxy card or voting instruction form.

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At the Online Special Meeting.   Visit https://edge.media-server.com/mmc/p/m6yurafk; passcode: digitalbridge2026; and enter the 11-digit control number located on your proxy card or in the instructions accompanying your proxy materials.

Even if you plan to attend the special meeting, you are encouraged to submit a proxy in advance by internet, telephone or mail to ensure that your shares will be represented and voted at the special meeting if you later decide not to attend the special meeting. Telephone and internet facilities for the submission of a proxy to vote shares will be available 24 hours a day and will close at 11:59 p.m., Eastern Time on April 22, 2026. Proxy cards must be received no later than April 22, 2026, in order to ensure that your shares are voted.
If your shares are held by your broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name” and you will receive a form from your broker, bank or other nominee seeking instruction from you as to how your shares should be voted. You should instruct your broker, bank or other nominee how to vote your shares on each proposal in accordance with your voting instruction form. If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.
Stockholders who are entitled to vote at the special meeting (and their duly appointed proxies) may attend the special meeting. You will need the 11-digit control number, which is included on your proxy card or voting instruction form, to be able to vote or ask questions during the special meeting. If you are a DigitalBridge stockholder as of the record date (or a proxy thereof), you should enter your control number and follow the prompt to log in.
We encourage you to access the virtual special meeting website 15 minutes prior to the start of the special meeting to check-in online. If you encounter any difficulties accessing the virtual special meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual special meeting log-in page.
Revocation of Proxies
You can change or revoke your proxy at any time before the final vote at the special meeting. If you are the stockholder of record, you may change or revoke your proxy by:

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sending a written statement to that effect to DigitalBridge’s Chief Legal Officer and Secretary, which statement must be received no later than April 22, 2026;

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submitting a new proxy by internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on April 22, 2026;

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submitting a properly signed proxy card with a later date; or

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attending the special meeting and voting online.

If you hold shares in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote at the online special meeting.
If you submit a proxy or provide instructions to vote your shares and do not thereafter revoke such proxy or change such instructions in accordance with one of the methods set forth above, your shares will be represented and voted at the special meeting in accordance with your instructions. Attendance at the online special meeting will not, in and of itself, result in the revocation of a proxy or cause your shares of DigitalBridge common stock to be voted, unless you specifically request revocation or vote at the special meeting.
Solicitation of Proxies
The DigitalBridge Board is soliciting your proxy, and DigitalBridge will bear the cost of soliciting proxies. D.F. King has been retained to assist with the solicitation of proxies. D.F. King will be paid a fee estimated not to exceed $20,000 and will be reimbursed for certain fees and expenses for these and other advisory services in connection with the special meeting. Solicitation initially will be made by mail. Forms of proxies and proxy materials may also be distributed through brokers, banks and other nominees to the beneficial owners of shares of DigitalBridge common stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses. Proxies may also be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by D.F. King or, without additional compensation, by certain of DigitalBridge’s directors, officers and employees.
Adjournment
In addition to the merger proposal and the named executive officer merger-related compensation proposal, DigitalBridge stockholders are also being asked to approve the adjournment proposal, which will enable the adjournment of the special meeting from time to time, as determined in accordance with the merger agreement by the DigitalBridge Board, including for the purpose of soliciting additional votes in favor of the merger proposal if there are not sufficient votes at the time of the special meeting to approve the merger proposal. If a quorum is not present, the chairman at the special meeting may adjourn the special meeting from time to time until a quorum is present. If the adjournment is for more than 30 days, or if, after the adjournment, a new record date is fixed for the adjourned special meeting, a notice of the adjourned special meeting will be given to each stockholder of record entitled to vote at the special meeting. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals. If you return a proxy and do not indicate how you wish to vote on the adjournment proposal, your shares will be voted in favor of the adjournment proposal.
The DigitalBridge Board unanimously recommends a vote “FOR” the adjournment proposal, if necessary, to solicit additional proxies.
Other Information
You should not send documents representing DigitalBridge common stock with the proxy card. If the Company merger is completed, the paying agent for the Company merger will send you transmittal materials and instructions for exchanging any of your certified shares of DigitalBridge common stock for the consideration to be paid to former DigitalBridge stockholders in connection with the Company merger.
Questions
If you have more questions about the mergers or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact D.F. King & Co., Inc., by calling 800-676-7437 toll-free (banks and brokers may call 212-931-0845).

THE MERGER PROPOSAL
(PROPOSAL 1)
DigitalBridge stockholders are being asked to approve a proposal to approve the Company merger, pursuant to which, subject to the terms and conditions set forth therein, and in accordance with the MGCL, Merger Sub I will be merged with and into DigitalBridge, the separate corporate existence of Merger Sub I will thereupon cease and DigitalBridge will survive the Company merger as a wholly owned subsidiary of Parent.
The affirmative vote of the holders of a majority of the outstanding shares of DigitalBridge common stock entitled to vote as of the close of business on the record date to approve the Company merger at the special meeting or any adjournment or postponement thereof, is a condition to the completion of the mergers. If DigitalBridge stockholders fail to approve the merger proposal, the mergers will not occur.
The DigitalBridge Board unanimously recommends that DigitalBridge stockholders vote “FOR” the merger proposal.
The discussion of the mergers in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and is hereby incorporated by reference into this proxy statement.
Structure of the Mergers
Subject to the terms and conditions of the merger agreement and in accordance with the MGCL, if the Company merger is completed, then at the Company merger effective time, Merger Sub I will merge with and into DigitalBridge, the separate corporate existence of Merger Sub I will cease, and DigitalBridge will survive the Company merger as a wholly owned subsidiary of Parent.
Subject to the terms and subject to the conditions of the merger agreement, and in accordance with the Delaware Limited Liability Company Act (the “DLLCA”), if the LLC merger is completed, then at the LLC merger effective time, Merger Sub II will be merged with and into Company OP and the separate existence of Merger Sub II will cease, with Company OP continuing as the surviving company.
Merger Consideration
Upon the terms and subject to the conditions of the merger agreement, at the Company merger effective time, DigitalBridge stockholders will have the right to receive $16.00 in cash, without interest and subject to any applicable withholding taxes, for each share of DigitalBridge common stock that they own that is issued and outstanding immediately prior to the Company merger effective time (other than cancelled shares, converted shares and dissenting shares, each as described in the merger agreement). After the Company merger is completed, DigitalBridge stockholders will have only the right to receive a cash payment in respect of their shares of DigitalBridge common stock, and will no longer have any rights as DigitalBridge stockholders, including voting or other rights.
Any cancelled shares outstanding as of immediately prior to the Company merger effective time will be automatically cancelled and shall cease to exist without and no consideration shall be delivered in exchange therefor.
Upon the terms and subject to the conditions of the merger agreement, at the LLC merger effective time, holders of Company OP common units (other than cancelled units and converted units) will automatically be converted into the right to receive $16.00 in cash, without interest and subject to any applicable withholding taxes. After the LLC merger is completed, holders of Company OP common units (other than converted units) will have only the right to receive a cash payment in respect of their shares of Company OP common units, and will no longer have any rights as holders of Company OP common units.
Treatment of DigitalBridge Equity Awards
The merger agreement provides that outstanding DigitalBridge equity awards under the DigitalBridge stock plans, will be treated as set forth below.

DigitalBridge Restricted Stock Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge restricted stock award, each DigitalBridge restricted stock award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge restricted stock award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge restricted stock awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge RSU Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge RSU award, each DigitalBridge RSU award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge RSU award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge RSU awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge PSU Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge PSU award, each DigitalBridge PSU award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge PSU award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge PSU awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge Specified Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge specified award, each DigitalBridge specified award that is outstanding immediately prior to the Company merger effective time shall, automatically and without any action on the part of the holder, be cancelled in exchange for the right of the holder thereof to receive (a) a cash payment equal to (i) the number of shares of DigitalBridge common stock subject to such DigitalBridge specified award immediately prior to the Company merger effective time multiplied by (ii) the merger consideration, and (b) a cash payment equal to the accumulated dividend equivalents credited in respect of such DigitalBridge specified award (if any) as of immediately prior to the Company merger effective time, in each case, without interest and less applicable tax withholding. The number of shares of DigitalBridge common stock subject to each DigitalBridge specified award that is a DigitalBridge PSU award shall be determined by deeming the applicable performance conditions to be achieved at the greater of (1) target-level performance and (2) actual performance through the Company merger effective time, as reasonably determined by the DigitalBridge Board.
DigitalBridge DSU Awards.   As of the Company merger effective time, each DigitalBridge DSU award that is outstanding immediately prior to the Company merger effective time shall vest in full and shall, as of the Company merger effective time, automatically and without any action on the part of the holder, be cancelled in exchange for the right of the holder thereof to receive a cash payment equal to (a) the number of shares of DigitalBridge common stock subject to such DigitalBridge DSU award immediately prior to the Company merger effective time multiplied by (b) the merger consideration, without interest.
DigitalBridge OP LTIP Unit Awards.   With respect to each DigitalBridge OP LTIP unit award which has vested in accordance with its terms prior to the Company merger effective time, prior to the Company merger effective time, DigitalBridge shall exercise its right to cause a forced redemption with respect to the maximum number of vested DigitalBridge OP LTIP units then eligible for conversion, such that as of immediately prior to the LLC merger effective time, each vested DigitalBridge OP LTIP unit shall be converted into one Company OP common unit, which will in turn be converted into the right to receive the LLC merger consideration. Each DigitalBridge OP LTIP unit that is outstanding and unvested immediately prior to the LLC merger effective time shall vest as of the business day prior to the closing as though the closing had occurred and be treated as vested DigitalBridge OP LTIP units as described above.

Payment for Company Equity Awards.   As promptly as reasonably practicable following the closing date, but in no event later than the first regularly scheduled payroll date that is not less than five business days after the closing date, the surviving corporation (or the applicable subsidiary) shall pay the DigitalBridge equity award holders, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect to the DigitalBridge equity awards that are cancelled and converted pursuant to the merger agreement, after giving effect to any required tax withholdings. Any DigitalBridge equity award holders who are not, and were not at any time during the vesting period of the applicable DigitalBridge equity awards, an employee of DigitalBridge or any of its subsidiaries will receive their payments, as applicable, through the paying agent for the Company merger, as more fully described elsewhere in this proxy statement.
Preferred Stock, Company OP Preferred Units and Warrants
Each share of the (a) 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, of DigitalBridge (the “Company Series H preferred stock”), (b) the 7.15% Series I Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, of DigitalBridge (the “Company Series I preferred stock”) and (c) the 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, of DigitalBridge (the “Company Series J preferred stock”, and together with the Company Series H preferred stock and Company Series I preferred stock, the “Company preferred stock”), in each case issued and outstanding immediately prior to the Company merger effective time, shall remain outstanding as a share of Company preferred stock of the surviving corporation, and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in DigitalBridge’s charter pertaining to the applicable series of Company preferred stock.
Each Company OP preferred unit owned by DigitalBridge outstanding immediately prior to the LLC merger effective time will remain outstanding as a preferred unit of the surviving company.
Each warrant issued by DigitalBridge to Wafra Strategic Holdings LP on July 17, 2020, to purchase up to 1,338,000 shares of DigitalBridge common stock (a “Company warrant”) that is exercised will be exchanged for the right to receive cash, in accordance with Section 2(b) of the applicable company warrant, without interest and subject to any withholding required under applicable tax law (the “warrant consideration”).
Effects on DigitalBridge if the Mergers Are Not Completed
If the merger proposal is not approved by DigitalBridge stockholders, or if the mergers are not completed for any other reason, DigitalBridge stockholders will not receive any payment for their shares of DigitalBridge common stock in connection with the Company merger. Instead, DigitalBridge will remain an independent public company and shares of DigitalBridge common stock will continue to be listed and traded on the NYSE. In addition, if the mergers are not completed, DigitalBridge expects that management will operate DigitalBridge’s business in a manner similar to that in which it is being operated today and that DigitalBridge stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the competitive industries in which DigitalBridge operates and adverse economic conditions. Furthermore, if the mergers are not completed, and depending on the circumstances that would have caused the mergers not to be completed, it is likely that the price of DigitalBridge common stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of DigitalBridge common stock would return to the price at which it trades as of the date of this proxy statement.
Accordingly, if the mergers are not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of DigitalBridge common stock. If the merger proposal is not approved by DigitalBridge stockholders or if the mergers are not completed for any other reasons, there can be no assurance that any other transaction acceptable to DigitalBridge will be offered or that DigitalBridge’s business, prospects or results of operation will not be adversely impacted.
DigitalBridge will be required to pay Parent a termination fee of $96,000,000 if the merger agreement is terminated under certain specified circumstances pursuant to the terms and conditions of the merger agreement. See the section of this proxy statement entitled “The Merger Agreement — Termination Fee” beginning on page 116 for a discussion of the circumstances under which DigitalBridge will be required to pay a termination fee.

Background of the Mergers
Overview
DigitalBridge is seeking the approval by its stockholders of the Company merger contemplated by the merger agreement that DigitalBridge entered into on December 29, 2025, with Parent, Merger Sub I, Merger Sub II and Company OP. Under the terms of the merger agreement, subject to the satisfaction or (if permissible under applicable law) waiver of specified conditions, (a) Merger Sub I will be merged with and into DigitalBridge, with DigitalBridge surviving such merger as a wholly owned subsidiary of Parent, and (b) Merger Sub II will be merged with and into Company OP, with Company OP surviving such merger as a wholly owned subsidiary of DigitalBridge. The DigitalBridge Board has unanimously (i) determined and declared that the transactions contemplated by the merger agreement, including the mergers, are advisable and in the best interests of DigitalBridge, Company OP and their respective stockholders or equity holders, as applicable, (ii) approved the execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated thereby, including the mergers, and (iii) recommended that the Company merger be approved by DigitalBridge stockholders.
Background of the Mergers
The following chronology summarizes the key meetings and events that led to and immediately followed the signing of the merger agreement. This chronology does not catalogue every conversation of or among the members of the DigitalBridge Board, the members of the transaction committee or the representatives of DigitalBridge, or other parties and their respective financial advisors, legal advisors, affiliates or other representatives.
The DigitalBridge Board and management, with the assistance of financial and legal advisors, regularly consider and assess DigitalBridge’s business and operations, competitive position, historical performance, future prospects, industry and stock market dynamics, long-term goals and strategic direction with the goal of increasing long-term stockholder value. These reviews have included the continued execution of DigitalBridge’s strategies as an independent public company, as well as a comparison of DigitalBridge with other publicly traded alternative asset managers, many of which have more fee-earning assets under management and offer and manage investment products across a greater number of investment strategies compared to DigitalBridge’s more focused investment strategies. Over the past few years, the DigitalBridge Board and its management team have also noted the increasing consolidation that has occurred within the asset management industry.
Beginning in the second quarter of 2023, the DigitalBridge Board, with the assistance of its financial and legal advisors, initiated a comprehensive process to evaluate strategic alternatives to enhance value for DigitalBridge’s stockholders (the “prior strategic review process”). As part of this process, DigitalBridge retained Barclays and J.P. Morgan as its financial advisors. The DigitalBridge Board selected Barclays based on its familiarity with DigitalBridge as well as its experience and reputation in large M&A transactions. The DigitalBridge Board selected J.P. Morgan based on its experience and reputation in alternative asset management transactions. Throughout the second half of 2023 and into 2025, the DigitalBridge Board, in consultation with its advisors including Barclays, J.P. Morgan, Simpson Thacher & Bartlett LLP (“STB”) and, following its retention by the DigitalBridge Board in June 2024, White & Case LLP (“W&C”), held regular meetings to review the status of the prior strategic review process and discussions with potentially interested parties, and to consider DigitalBridge’s standalone prospects.
The prior strategic review process, which extended from the second quarter of 2023 through the first half of 2025, involved outreach to ten potentially interested strategic and financial counterparties, discussions with several additional counterparties as a result of unsolicited indications of interest for a potential business transaction, and entry into non-disclosure agreements with nine potential counterparties inclusive of both those to which DigitalBridge made outreach and others who made unsolicited indications of interest in a potential business combination. All of the non-disclosure agreements pursuant to the prior strategic review process contained customary standstill provisions that would terminate if, during the applicable standstill period, DigitalBridge entered into a binding agreement with a third party or a third party commenced a tender or exchange offer for the sale of a majority of DigitalBridge’s outstanding equity or assets. None of these non-disclosure agreements contained “don’t ask, don’t waive” provisions with respect to the standstills.

During the course of 2023 and 2024, DigitalBridge and its advisors held preliminary discussions with potentially interested parties about a potential business combination. As part of this process, one private equity sponsor (“Party A”) submitted a non-binding indication of interest in April 2023, which contemplated a business combination transaction at a price range between $14.00 and $17.00 per share in cash, and another private equity sponsor (“Party B”) submitted a non-binding indication of interest in June 2023, which contemplated a business combination transaction at a price range between $15.00 and $16.00 per share in cash. Despite DigitalBridge’s outreach and engagement with potentially interested parties, all the other parties declined to make a proposal. The parties who declined to make a proposal noted, among other factors, valuation concerns and competing strategic priorities.
After receipt of the non-binding indication of interest from Party A in April 2023, DigitalBridge engaged in discussions with Party A until September 2023, when Party A indicated that it was no longer interested in pursuing a transaction. Following receipt of Party B’s non-binding indication of interest in June 2023 and through the first half of 2025, DigitalBridge engaged in negotiations with Party B and its advisors and consortium members regarding a potential transaction, the provision of extensive due diligence information and the negotiation of drafts of transaction documentation. As such discussions and negotiations progressed, Party B submitted multiple proposals to acquire DigitalBridge at a proposed price per share in cash that reached a high of $17.50 per share pursuant to a November 28, 2023 proposal and thereafter decreased to a price of $12.00 per share in cash with an adjustment providing for total consideration of up to $12.90 per share if DigitalBridge achieved certain fundraising targets. On May 15, 2025, press reports noted that DigitalBridge was negotiating a potential business combination with Party B. However, the DigitalBridge Board terminated discussions with Party B in early July 2025 after determining that Party B and its consortium members were unlikely to agree to terms of a transaction that would be acceptable to the DigitalBridge Board, and that continued discussions were likely to distract DigitalBridge’s management and otherwise be detrimental to DigitalBridge. Following termination of discussions with Party B, the DigitalBridge Board instructed DigitalBridge’s management to continue to pursue DigitalBridge’s strategy as a standalone company.
During the course of its business activities, DigitalBridge and its management have regularly engaged with SoftBank Group Corp. (“SoftBank Group”) and its affiliates, particularly in light of SoftBank Group’s focus on investing in the build-out of AI infrastructure and DigitalBridge’s investment in the development of data center capacity and other related digital infrastructure through its funds and portfolio companies. On March 7, 2024, DigitalBridge entered into a customary confidentiality agreement with SoftBank Group in connection with potential strategic collaborations. In January 2025, SoftBank Group announced its participation in the Stargate Project, a $500 billion initiative to build new AI data centers in the United States, and in October 2025, Vantage Data Centers, a portfolio company of DigitalBridge, announced a partnership for a Stargate data center site with OpenAI (in which SoftBank Group is an investor) and Oracle.
On October 2, 2025, DigitalBridge’s chief executive officer, Marc Ganzi, while in Japan to celebrate the launch of a Japanese infrastructure investment vehicle, met with Masayoshi Son, the CEO of SoftBank Group, and other representatives of SoftBank Group to discuss the Stargate Project, potential data center leasing arrangements and business initiatives in the digital infrastructure industry. Following this meeting, Vikas Parekh, a managing partner of SoftBank Group International, expressed SoftBank Group’s interest in a potential acquisition of DigitalBridge. In a subsequent conversation on the same day, Mr. Son and Mr. Parekh inquired as to potential process matters relating to a potential transaction, and Mr. Ganzi noted that any proposal should be in writing and directed to the DigitalBridge Board, and recommended that SoftBank Group discuss its interest in a potential transaction with Barclays and J.P. Morgan. No specific terms of a transaction were discussed. In addition, following the meeting, Mr. Ganzi informed Nancy Curtin, the chair of the DigitalBridge Board, and David Tolley, a non-executive director of DigitalBridge, of SoftBank Group’s interest in a potential acquisition of DigitalBridge.
On October 8, 2025, Mr. Parekh contacted Mr. Tolley, who was familiar to Mr. Parekh through prior business relationships, to express that SoftBank Group’s management was impressed with Mr. Ganzi during their recent meeting in Tokyo and that SoftBank Group was interested in potentially acquiring DigitalBridge. No specific terms of a transaction were discussed.
On October 17, 2025, Mr. Parekh attended in person meetings with a representative of DigitalBridge to discuss data center capacity. The transaction was not discussed during these meetings.

On October 23, 2025, Mr. Son and Mr. Parekh spoke with Mr. Ganzi to express SoftBank Group’s continued interest in pursuing a potential acquisition of DigitalBridge, and that SoftBank Group would be submitting a proposal in the near term and that any proposal would likely be in the range of $15.00 to $16.00 per share. As part of this conversation, Mr. Ganzi recommended that SoftBank Group present a proposal that was as constructive as possible. Mr. Ganzi informed Ms. Curtin and Mr. Tolley of his conversation with Mr. Son shortly thereafter.
On October 28, 2025, SoftBank Group submitted a non-binding letter of intent to Mr. Ganzi, which contemplated the acquisition of all the outstanding shares of DigitalBridge common stock for $15.00 per share in cash. Mr. Ganzi promptly shared the letter with the DigitalBridge Board. The letter noted that the purchase price would be paid with available cash on SoftBank Group’s balance sheet and that the transaction would not be subject to any financing conditions. As part of the letter, SoftBank Group requested that DigitalBridge agree to a 60-day exclusivity period. On October 28, 2025, the closing price of DigitalBridge common stock was $12.64 per share.
On October 29, 2025, the DigitalBridge Board met, with representatives of DigitalBridge’s management, Barclays, J.P. Morgan and W&C in attendance, to discuss SoftBank Group’s proposal. During the meeting, the representatives of Barclays and J.P. Morgan reviewed SoftBank Group’s proposed purchase price, including in comparison to the proposals received by Party B in the prior strategic review process. A discussion ensued regarding SoftBank Group’s strategic rationale for the transaction, the anticipated regulatory approval requirements for any transaction with SoftBank Group, and the potential for SoftBank Group to improve the per-share price in its initial proposal. Following discussion, the DigitalBridge Board directed Barclays, J.P. Morgan and DigitalBridge’s management to provide SoftBank Group with a counterproposal reflecting a price of $16.00 per share and a 30-day exclusivity period.
On October 31, 2025, Mr. Tolley called Mr. Parekh to inquire about the extent of SoftBank Group’s due diligence review of DigitalBridge, whether SoftBank Group had engaged a financial advisor, and the extent to which SoftBank Group had assessed potential required regulatory filings in connection with a transaction. Mr. Tolley also noted SoftBank Group’s request for a 60-day exclusivity period, but previewed that DigitalBridge would be proposing a shorter timeframe, with any extension predicated on, among other things, the substantial completion of SoftBank Group’s due diligence review. Mr. Parekh noted that SoftBank Group had already conducted significant due diligence based on publicly available information and had engaged Citigroup Global Markets Inc. (“Citi”) as its financial advisor.
Later that day, Mr. Ganzi shared with SoftBank Group a revised non-binding letter of intent reflecting a price of $16.00 per share, as well as a draft exclusivity agreement reflecting a 30-day exclusivity period. On this day, the closing price of DigitalBridge common stock was $11.83 per share.
On November 3, 2025, SoftBank Group submitted a revised non-binding letter of intent accepting the $16.00 per share price and proposing a 60-day exclusivity period. SoftBank Group also shared a revised draft of the exclusivity agreement. Later that day, the DigitalBridge Board met, with representatives of DigitalBridge’s management, Barclays, J.P. Morgan, Morgan Lewis & Bockius LLP (“MLB”), as regulatory counsel to DigitalBridge, STB and W&C in attendance, and determined to counter by accepting the $16.00 per share price but with only a 45-day exclusivity period. The DigitalBridge Board also determined that, although the formation of a transaction committee was not required, it would form such a committee consisting of non-executive directors for purposes of enhancing efficiency and speed in the DigitalBridge Board’s exercise of its supervision of the potential transaction with SoftBank Group. Accordingly, at this meeting, the DigitalBridge Board unanimously adopted resolutions to establish a transaction committee composed of three of DigitalBridge’s non-executive directors, James Keith (J.K.) Brown, Nancy Curtin and David Tolley, to evaluate proposals relating to the potential acquisition of DigitalBridge by SoftBank Group. The resolutions delegated to the transaction committee the authority to, among other things, (i) monitor, direct and exercise general oversight of DigitalBridge’s management and its financial, legal and other advisors with respect to the consideration, review and evaluation of any potential transaction and (ii) make recommendations to the DigitalBridge Board with respect to any potential transaction determined to be advisable, with the understanding that the ultimate decision of whether to approve or reject any potential transaction, and whether to recommend any potential transaction to DigitalBridge’s stockholders, would be made by the DigitalBridge Board. The DigitalBridge Board authorized the transaction committee to engage W&C as its counsel.

After the DigitalBridge Board meeting on November 3, 2025, at the direction of the DigitalBridge Board, DigitalBridge sent SoftBank Group a revised exclusivity agreement and a revised non-binding letter of intent accepting the purchase price of $16.00 per share in cash but subject to a 45-day exclusivity period. On November 3, 2025, the closing price of DigitalBridge common stock was $12.46 per share.
On November 4, 2025, SoftBank Group accepted DigitalBridge’s proposal for a 45-day exclusivity period, and on November 5, 2025, the letter of intent and exclusivity agreement were executed by each of DigitalBridge and SoftBank Group.
On November 8, 2025, DigitalBridge’s management, together with representatives of Barclays and J.P. Morgan, discussed transaction timing and process with SoftBank Group and its advisors, including Citi, SoftBank Group’s financial advisor. Representatives of STB and W&C also spoke with representatives of SoftBank Group’s counsel, Sullivan & Cromwell LLP (“S&C”), to discuss similar matters. On the same day, SoftBank Group and its advisors were provided access to a virtual data room, subject to the terms of the March 7, 2024, confidentiality agreement.
On November 10, 2025, Morrison & Foerster LLP (“MoFo”), regulatory counsel to SoftBank Group, and MLB held a call to discuss regulatory matters, and on November 11, 2025, SoftBank Group submitted a detailed due diligence request list.
On November 12, 2025, Mr. Ganzi and Mr. Son met in Washington, D.C. to discuss data center development and power bank energy capacity for data centers as well as progress on the potential transaction between SoftBank Group and DigitalBridge; however, specific terms of the transaction were not discussed during this meeting.
On November 16, 2025, the transaction committee met, with representatives of DigitalBridge’s management, Barclays, J.P. Morgan, STB and W&C in attendance. Representatives of STB provided a summary of key terms in a draft merger agreement that it was preparing, and also provided an update regarding the status of SoftBank Group’s legal due diligence review. The transaction committee and its advisors also discussed the timing of the commencement of discussions between Mr. Ganzi and other members of management, on the one hand, and SoftBank Group, on the other hand, regarding the terms of their employment, compensation and benefits in the event SoftBank Group’s acquisition of DigitalBridge was to be consummated. In light of the fact that DigitalBridge and SoftBank Group had reached agreement on the price per share at which SoftBank Group would acquire DigitalBridge, that the consideration would be all cash, and the structure of the transaction, the DigitalBridge Board authorized Mr. Ganzi and other members of DigitalBridge’s management to commence such discussions. That same day, STB sent a draft merger agreement to S&C. The draft merger agreement provided, among other things, (a) that DigitalBridge would be permitted to affirmatively solicit alternative proposals during a 45-day “go-shop” period, (b) a termination fee equal to 2.5% of the equity value of the transaction, payable by DigitalBridge to SoftBank Group in the event DigitalBridge terminated its agreement with SoftBank Group to enter into a definitive agreement for a superior proposal; provided that such termination fee would be equal to 1.25% of the equity value of the transaction if DigitalBridge terminated its agreement with SoftBank Group to enter into an agreement with a bidder that emerged during the 45-day go-shop period, (c) an obligation for SoftBank Group to take all actions necessary to obtain regulatory approvals for the proposed transaction (i.e., a “hell or high water” provision) and (d) that SoftBank Group would not be obligated to consummate the transaction unless each of DigitalBridge’s three flagship infrastructure funds provided its consent to the transaction.
On November 19, 2025, the transaction committee met twice, with representatives of DigitalBridge’s management, Barclays, J.P. Morgan, STB and W&C in attendance, to discuss and approve a three-year financial forecast prepared by DigitalBridge’s management to provide to SoftBank Group. Following discussion and input from the transaction committee , the transaction committee authorized management to provide the forecast to SoftBank Group.
On November 22, 2025, STB sent to S&C a draft of the disclosure schedules to the merger agreement.
On November 24, 2025, the transaction committee provided Mr. Ganzi with written guidelines for his conduct during the pendency of negotiations with SoftBank Group. The guidelines noted that the transaction committee, on behalf of the DigitalBridge Board, would be responsible for the negotiation of the principal terms and conditions of a possible sale of DigitalBridge to SoftBank Group and the supervision of SoftBank

Group’s due diligence investigation of DigitalBridge, and that Mr. Ganzi would likely be asked to recuse himself from future DigitalBridge Board deliberations regarding the transaction. Later that day, the transaction committee met, with Mr. Ganzi and representatives of Barclays, J.P. Morgan, STB and W&C in attendance. The representatives of Barclays and J.P. Morgan provided the members of the transaction committee with an update on SoftBank Group’s due diligence investigation of DigitalBridge and noted that SoftBank Group intended to be in a position to sign definitive transaction documents by December 2, 2025. Following these updates, Mr. Ganzi advised the transaction committee that he had commenced discussions with SoftBank Group regarding his post-closing employment terms and noted that other members of management would not begin negotiating their employment terms until the merger agreement had been signed.
On November 25, 2025, S&C sent a revised draft of the merger agreement to STB. The revised draft, among other things, (a) provided that a subsidiary of SoftBank Group, rather than SoftBank Group itself, would be party to the merger agreement, (b) rejected the go-shop period, (c) increased the termination fee to 4% of the common equity value of the transaction and expanded the circumstances in which such fee would be payable, (d) required DigitalBridge to pay an expense reimbursement to SoftBank Group of up to 1% of the equity value of the transaction if the stockholders of DigitalBridge did not vote to approve the Company merger, (e) deleted the “hell or high water” provision and replaced it with a covenant that imposed on Parent and certain of its affiliates an obligation to use reasonable best efforts to obtain required regulatory approvals; provided that Parent and certain of its affiliates would not be required to agree to a “Burdensome Condition”, which was undefined, (f) removed a “clear skies” covenant requiring Parent and its affiliates to not take actions reasonably expected to materially impede, prevent or materially delay the transaction and (g) broadened the scope of regulatory approvals that would be closing conditions. In addition, the draft merger agreement reserved on a number of key issues, including, among other things, the treatment of DigitalBridge preferred stock, the treatment of DigitalBridge’s equity awards, the ability of DigitalBridge to pay dividends and refinance debt during the pendency of the transaction, and the amount of required consents from investors in DigitalBridge’s funds that would be required as a closing condition (the “client consent closing condition”).
On November 29, 2025, the transaction committee met, with representatives of DigitalBridge’s management, Barclays, J.P. Morgan, STB and W&C in attendance, to review the material terms reflected in SoftBank Group’s revised draft of the merger agreement, and to discuss overall transaction timing and the status of SoftBank Group’s due diligence investigation. The transaction committee noted that Mr. Ganzi was scheduled to travel to Tokyo the week of December 1 to meet with Mr. Son. Taking into account Mr. Ganzi’s upcoming travel plans, SoftBank Group’s previous indications that it would probably be in a position to sign definitive transaction documents by December 2, 2025, and that SoftBank Group had not taken positions regarding certain material items in its November 25, 2025, draft of the merger agreement, the transaction committee instructed Barclays and J.P. Morgan to contact Citi to discuss the status and timing of the proposed transaction. Later that day, STB sent a revised draft of the merger agreement to S&C. The revised draft merger agreement, among other things, (a) required that SoftBank Group guarantee all of Parent’s obligations and for SoftBank Group to agree to regulatory efforts obligations contemplated by the merger agreement, (b) reinstated the go-shop period, (c) provided for a termination fee equal to 2.5% of the equity value of the transaction, payable by DigitalBridge to SoftBank Group in the event DigitalBridge terminated its agreement with SoftBank Group to enter into a definitive agreement for a superior proposal; provided that such termination fee would be equal to 1.25% of the equity value of the transaction if DigitalBridge terminated its agreement with SoftBank Group to enter into an agreement with a bidder that emerged during the 45-day go-shop period, (d) removed the expense reimbursement for Parent if the stockholders of DigitalBridge did not vote to approve the Company merger, (e) limited the client consent closing condition to consent from each of DigitalBridge’s three flagship infrastructure funds, (f) reinserted the “hell or high water” provision with respect to the obligations of Parent and certain of its affiliates to obtain required regulatory consents without reference to a “Burdensome Condition”, (g) reinserted the “clear skies” covenant requiring Parent and its affiliates to not take actions reasonably expected to materially impede, prevent or materially delay the transaction and (h) provided for a more limited scope of required regulatory approvals that would be closing conditions.
On December 1, 2025, representatives of Barclays and J.P. Morgan reported to the transaction committee that representatives of Citi had confirmed that SoftBank Group’s due diligence investigation of

DigitalBridge was progressing well, that no significant issues had been identified, and that SoftBank Group was focused on possible opportunities to partner with DigitalBridge in various areas, including SoftBank Group’s interest in developing data centers and DigitalBridge’s fundraising. Representatives of Citi indicated that Mr. Son intended to discuss these partnership opportunities with Mr. Ganzi in Tokyo that week, along with Mr. Ganzi’s future employment terms. Representatives of Citi also indicated that the signing of the merger agreement would likely be delayed beyond Christmas and that SoftBank Group intended to request an extension of the exclusivity period, which would otherwise expire on December 20, 2025. Representatives of Barclays and J.P. Morgan advised Citi that a request for an extension of the exclusivity period would not be well-received by the DigitalBridge Board and that to support such request, SoftBank Group should seek to substantially complete its due diligence and make as much progress as possible on the terms of the merger agreement before the expiration of the then-current exclusivity period.
On December 2, 2025, Messrs. Ganzi, Son, Parekh and Yoshimasa Magata, Corporate Officer and Head of CEO Office at SoftBank Group Corp., met for dinner at Mr. Son’s home in Japan, which was intended to provide an opportunity for all to become better acquainted on a social basis. During this dinner, specific terms of the proposed transaction were not discussed.
On December 5, 2025, a news report was published by Bloomberg indicating that SoftBank Group and DigitalBridge were in discussions regarding SoftBank Group’s acquisition of DigitalBridge. The closing price of DigitalBridge common stock rose from $9.72 per share on December 4, 2025 (the last trading day prior to publication of the news report), to $14.12 per share on December 5, 2025.
On December 6, 2025, S&C sent revised drafts of the merger agreement and the related disclosure schedules to STB. The draft merger agreement reverted to several positions in the draft S&C had sent to STB on November 25, 2025, and, among other things, (a) provided that SoftBank Group would neither guarantee Parent’s obligations under the merger agreement nor directly agree to the regulatory efforts commitments under the merger agreement, (b) deleted the go-shop period, (c) provided for a termination fee payable by DigitalBridge of 4% of the equity value of the transaction, (d) deleted the “hell or high water” provision and re-inserted an obligation on Parent and certain of its affiliates to use reasonable best efforts to obtain required regulatory approvals; provided that Parent and certain of its affiliates would not be required to agree to a “Burdensome Condition” (which was broadly defined to include, among other things, any action or term that would (i) require SoftBank Group or any of its affiliates to sell any of its or its affiliates’ assets, any DigitalBridge portfolio company, or any material assets of DigitalBridge, its subsidiaries or its portfolio companies that would exceed a certain percentage of the termination fee amount, (ii) limit SoftBank Group’s ability to control or manage any of its portfolio companies, (iii) substantially restrict information sharing by or with DigitalBridge or any of DigitalBridge’s subsidiaries or portfolio companies, (iv) require the termination or material amendment of any existing contracts of SoftBank Group, its affiliates, DigitalBridge or any of DigitalBridge’s subsidiaries or portfolio companies, or (v) otherwise have a material impact on the value of DigitalBridge and its subsidiaries, taken as a whole, or SoftBank Group and its affiliates, taken as a whole) and (e) deleted the “clear skies” covenant. The draft merger agreement also provided, among other things, (1) that outstanding DigitalBridge and Company OP Preferred Stock would remain outstanding, (2) that Parent could require DigitalBridge to undertake a consent solicitation to amend certain terms of DigitalBridge preferred stock and that the successful completion of such consent solicitation would be a closing condition (the “consent solicitation condition”), (3) for a significant expansion of the proposed scope of regulatory filings that would be closing conditions and (4) included a post-signing process for Parent to identify if further regulatory filings would be required to be made, which could be added as closing conditions without the consent of DigitalBridge. The draft merger agreement continued to reserve on the treatment of equity awards and the client consent closing condition.
On December 8, 2025, the transaction committee met, with representatives of DigitalBridge’s management, Barclays, J.P. Morgan, STB and W&C in attendance, to review the principal open issues in SoftBank Group’s revised draft of the merger agreement and to discuss the status of SoftBank Group’s due diligence as well as discussions between Mr. Ganzi and SoftBank Group regarding his employment terms. The transaction committee noted that Mr. Ganzi’s employment terms should not be a closing condition and should not be structured in a manner so as to require additional client consents. Later that day, representatives of S&C, STB and W&C discussed the open issues in the merger agreement.

On December 14, 2025, S&C sent a proposal to STB regarding the client consent closing condition, which provided that consents would be required with respect to (a) each of DigitalBridge’s flagship digital infrastructure funds as well as the DigitalBridge Strategic Assets Fund, certain InfraBridge funds and DataBank and (b) 85% of DigitalBridge’s fee paying clients and 80% of DigitalBridge’s non-fee paying clients, based on their respective revenue run rates.
On that same day, Mr. Parekh contacted Mr. Tolley to request an extension of the exclusivity period from December 20, 2025, to December 29, 2025, due to the need for additional due diligence to investigate, among other things, SoftBank Group’s concerns regarding the pace of DigitalBridge’s fundraising and the capital intensive nature of certain DigitalBridge portfolio company investments.
On December 15, 2025, the transaction committee met, with representatives of DigitalBridge’s management, Barclays, J.P. Morgan, STB and W&C in attendance. The representatives of STB provided an overview of the principal remaining open issues in the merger agreement, taking into account the December 14 proposal on the client consent closing condition. Mr. Tolley informed the other members of the transaction committee of his conversation with Mr. Parekh, and the transaction committee determined that it would agree to an extension of exclusivity only if, by December 20, 2025, SoftBank Group substantially completed its due diligence investigation of DigitalBridge and the parties made substantial progress on the terms of the merger agreement and Mr. Ganzi’s employment terms. That same day, representatives of STB, MLB and S&C, as well as MoFo and Covington & Burling LLP, regulatory counsel to SoftBank Group, discussed the terms of SoftBank Group’s obligation to obtain regulatory approvals for the proposed transaction. Later that day, S&C sent to W&C a draft term sheet of the employment terms for Mr. Ganzi and certain other members of management, which was subject to direct negotiation between Mr. Ganzi and SoftBank Group throughout the period leading to execution of the merger agreement.
On December 15, 2025, Messrs. Ganzi and Son met in Washington, D.C., with another executive in the power and energy sector to discuss potential commercial arrangements regarding the powering of AI infrastructure. During this meeting, specific terms of the proposed transaction were not discussed.
On December 16, 2025, STB sent revised drafts of the merger agreement and the related disclosure schedules, along with an issues list, to S&C. In light of the extensive and extended nature of the prior strategic review process, which did not produce any actionable offer for DigitalBridge at a price and on other terms as favorable to the price and other terms being offered by SoftBank Group, the per share amount at which SoftBank Group was willing to acquire DigitalBridge, the likelihood of consummating the transaction with SoftBank Group (taking into account, among other things, the absence of any financing condition or contingency), the fact that DigitalBridge would retain the right, after execution of the merger agreement and until DigitalBridge’s stockholders approved the transaction, to terminate the merger agreement to accept a superior proposal (subject to SoftBank Group’s customary right to match any superior proposal), and other considerations, in the revised draft of the merger agreement, DigitalBridge agreed to forgo a post-signing go-shop period subject to SoftBank Group agreeing to an appropriately sized termination fee if DigitalBridge were to terminate the merger agreement to accept a superior proposal. Among other things, the revised draft of the merger agreement also (a) provided for a termination fee of 3.125% of the common equity value of the transaction payable by DigitalBridge to SoftBank Group if DigitalBridge were to terminate the merger agreement to accept a superior proposal, (b) rejected the inclusion of a closing condition requiring the completion of a consent solicitation to amend certain terms of DigitalBridge preferred stock, (c) provided that the client consent closing condition would require the consent of clients representing 80% of run-rate revenue (inclusive of each of the three flagship infrastructure funds), (d) narrowed the circumstances in which additional regulatory filings identified following a transaction signing could be added as closing conditions, (e) replaced the “hell or high water” provision with a provision that required Parent and certain of its affiliates to use reasonable best efforts to obtain required regulatory approvals, but proposed a narrower definition of “Burdensome Condition” under which certain potential remedies (such as “hold separate” and information disclosure remedies) were no longer included within the definition and (f) included a regulatory reverse termination fee payable by SoftBank Group equal to 6.25% of the transaction equity value in the event the transaction were terminated by either party due to a regulatory impediment, including the imposition of a “Burdensome Condition”. The treatment of equity awards remained open in the draft as SoftBank Group had not yet submitted a proposal and DigitalBridge asked for an update on SoftBank Group’s proposal. That same day, representatives of DigitalBridge, S&C and STB held legal due diligence calls to address outstanding legal due diligence requests.

On December 17, 2025, STB also sent a revised draft of the disclosure schedules to the merger agreement to S&C. Later that day, Mr. Parekh, Jared Roscoe, Partner, Deputy General Counsel, and Senior Advisor for Government Affairs at SoftBank Group International, and Paul Davison, Partner at SoftBank Investment Advisers, Mr. Tolley and a representative from STB, held a call to discuss the open issues reflected in the merger agreement.
Also on December 17, 2025, Barclays and J.P. Morgan each provided relationship disclosure letters to DigitalBridge identifying their respective prior or current engagements or relationships with DigitalBridge and SoftBank Group and certain of their respective affiliates.
On December 18, 2025, S&C sent a further revised issues list to STB, noting SoftBank Group’s expectation that the exclusivity period would be extended in light of progress to date on the merger agreement negotiations and SoftBank Group’s due diligence investigation of DigitalBridge. In the revised issues list, SoftBank Group, among other things, (a) agreed to delete the consent solicitation condition, (b) proposed that the client consent closing condition require the approval of clients representing 85% of base date run-rate revenue, as well as each of DigitalBridge’s flagship infrastructure funds, (c) narrowed the list of required regulatory approvals, (d) proposed a 20-business day post-signing period to identify additional required regulatory filings (and proposed giving SoftBank Group the right to determine in good faith whether any such approvals should be added to the list of regulatory approvals that would be closing conditions), (e) proposed that if the transaction were terminated due to failure to obtain regulatory approvals, SoftBank Group would make an investment in DigitalBridge equal to 5% of DigitalBridge’s equity value (based on the transaction price) and (f) required that the closing be conditioned on the absence of a “Burdensome Condition”.
Later on December 18, 2025, the DigitalBridge Board met to consider extending the exclusivity period with SoftBank Group. Representatives of STB provided the DigitalBridge Board with an overview of the material open issues in the draft transaction documents. A discussion ensued regarding the regulatory approval process for the proposed transaction, the expected duration until the closing of a transaction, and the likelihood of resolving the remaining open issues to the satisfaction of the DigitalBridge Board. Representatives of Barclays and J.P. Morgan then reviewed their preliminary financial analyses of the merger consideration with the DigitalBridge Board along with the impact that the realization of fund investments would have on those analyses. The DigitalBridge Board and its advisors discussed and acknowledged that substantial progress had been made with respect to the merger agreement negotiations and that SoftBank Group’s due diligence investigation of DigitalBridge appeared to be largely completed. In executive session, Mr. Tolley also reported that he had spoken with Mr. Parekh prior to the meeting and that while there were material open issues between SoftBank Group and Mr. Ganzi regarding the terms of Mr. Ganzi’s employment terms, Mr. Tolley believed that SoftBank Group and Mr. Ganzi would be able to reach a mutual agreement. Based on these and other factors, the DigitalBridge Board determined to extend the exclusivity period through December 29, 2025, and entered into an exclusivity extension letter with SoftBank Group on December 18, 2025.
On December 20, 2025, S&C sent revised drafts of the merger agreement and the regulatory-related portion of the disclosure schedules to STB. S&C noted that an equity commitment letter (the “ECL”) would be provided by SoftBank Group Overseas GK (“SoftBank Group Overseas”), an existing, creditworthy subsidiary of SoftBank Group, in favor of Parent and would cover the funding of amounts payable by Parent under the merger agreement, including the reverse termination investment then-proposed by SoftBank Group. On December 22, 2025, S&C provided a draft of the ECL. On December 23, 2025, STB provided a draft regulatory efforts agreement that required, among other things, that SoftBank Group cooperate with Parent and DigitalBridge and take actions that Parent is required to take under the merger agreement in connection with obtaining regulatory approvals in connection with the transactions contemplated by the merger agreement.
From December 20 to December 28, 2025, the parties exchanged multiple revised drafts of the merger agreement, the related disclosure schedules, the regulatory efforts agreement and the ECL. The negotiations included, among other matters, (a) the identity of the SoftBank Group entity that would be counterparty to the ECL, (b) the terms of the regulatory efforts covenant (including the definition of “Burdensome Condition”), (c) the treatment of DigitalBridge’s outstanding equity awards, (d) the client consent closing condition, (e) whether SoftBank Group would be required to pay a regulatory reverse termination fee in certain circumstances (as opposed to an investment in DigitalBridge) and (f) the amount of any regulatory reverse termination fee. On December 26, 2025, representatives of SoftBank Group proposed to Mr. Tolley that (i) equity awards held by DigitalBridge employees that were subject to single-trigger vesting would vest at closing but would remain outstanding following the closing, and (ii) other unvested employee equity awards would not immediately vest at the closing and would instead remain outstanding following closing and be subject to their existing vesting schedules. The parties ultimately reached an agreement on the outstanding issues, which were reflected in the final transaction documents that were executed following the DigitalBridge Board’s approval. Specifically, the parties agreed that: (1) the ECL would be provided by SoftBank Group Overseas and SoftBank Group would, among other things, cause SoftBank Group Overseas to perform its obligations under the ECL, and provide, or cause to be provided, directly or indirectly or through one or more intermediate subsidiaries, the amount required for SoftBank Group Overseas to perform its obligations thereunder, (2) outstanding employee equity awards would be treated as set forth in SoftBank Group’s December 26 proposal, (3) the client consent closing condition would require the consent of each of DigitalBridge’s flagship infrastructure funds and the approval of clients (inclusive of the flagship funds) representing 85% of run-rate revenue, (4) SoftBank Group would be required to pay a regulatory reverse termination fee of $154,000,000 in certain circumstances, which amount represents approximately 5% of the common equity value of the transaction, and (5) the closing of the transaction would be conditioned on the absence of a “Burdensome Condition”.
On December 28, 2025, the DigitalBridge Board and the transaction committee held a meeting with representatives of DigitalBridge’s management, Barclays, J.P. Morgan, STB and W&C in attendance. The independent directors first met in executive session. Mr. Ganzi and other members of DigitalBridge’s management team along with representatives of Barclays and J.P. Morgan then joined the meeting, and representatives of STB reviewed with the DigitalBridge Board and the transaction committee the terms and conditions of the proposed merger agreement and related transaction documents. Barclays and J.P. Morgan presented their respective financial analyses of the merger consideration and delivered their oral opinions, which were subsequently confirmed by written opinions dated December 28, 2025, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on review undertaken by the respective financial advisor in preparing its opinion, the merger consideration to be paid to the holders of DigitalBridge common stock in the proposed mergers was fair, from a financial point of view, to such holders, as more fully described below in the sections “— Opinions of DigitalBridge’s Financial Advisors — Opinion of Barclays” and “— Opinions of DigitalBridge’s Financial Advisors —  Opinion of J.P. Morgan.” Following further discussion, the transaction committee unanimously recommended that the DigitalBridge Board determine and declare that the transactions contemplated by the merger agreement, including the Company merger, are advisable and in the best interests of DigitalBridge and its stockholders, and recommended that the DigitalBridge Board adopt and approve the merger agreement, including the execution, delivery and performance thereof, and the consummation of the transactions contemplated thereby, including the Company merger.
Following further discussion, including consideration of the factors described under “— Reasons for the Mergers” and “— Recommendation of the DigitalBridge Board,” the DigitalBridge Board, acting on the recommendation of the transaction committee, unanimously (a) determined and declared that the transactions contemplated by the merger agreement, including the Company merger, are advisable and in the best interests of DigitalBridge and its stockholders, (b) approved and adopted the merger agreement and the transactions contemplated thereby, including the Company merger, (c) directed that the Company merger contemplated by the merger agreement be submitted to the stockholders of DigitalBridge for their consideration, and (d) recommended that the stockholders of DigitalBridge vote to approve the Company merger contemplated by the merger agreement.
Following the meeting of the DigitalBridge Board, representatives of the parties finalized and executed the merger agreement and related transaction documents on December 29, 2025. Later that morning, DigitalBridge issued a press release announcing the transaction.
Recommendation of the DigitalBridge Board
At the special meeting of the DigitalBridge Board and the transaction committee on December 28, 2025, after consideration, including of the material factors described in the section below entitled “The Merger Proposal (Proposal 1) — Reasons for the Mergers,” and detailed discussions with DigitalBridge’s management and its legal and financial advisors, at such meeting and prior meetings of the DigitalBridge Board, the DigitalBridge Board, acting on the recommendation of the transaction committee:
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determined and declared that the transactions contemplated by the merger agreement, including the Company merger, are advisable and in the best interests of DigitalBridge and its stockholders;

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approved and authorized the merger agreement and the transactions contemplated thereby, including the Company merger;

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directed that the Company merger contemplated by the merger agreement be submitted to the stockholders of DigitalBridge for their consideration; and

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recommended that the stockholders of DigitalBridge vote to approve the Company merger contemplated by the merger agreement.

Reasons for the Mergers
As described above in the section of this proxy statement entitled “The Merger — Background of the Mergers,” after careful consideration, the DigitalBridge Board, at a meeting held on December 28, 2025, acting on the recommendation of the Transaction Committee, unanimously (a) determined and declared that the transactions contemplated by the merger agreement, including the Company merger, are advisable and in the best interests of DigitalBridge and its stockholders; (b) approved and adopted the merger agreement and the transactions contemplated thereby, including the Company merger; (c) directed that the Company merger contemplated by the merger agreement be submitted to the stockholders of DigitalBridge for their consideration; and (d) recommended that the stockholders of DigitalBridge vote to approve the Company merger contemplated by the merger agreement. Accordingly, the DigitalBridge Board recommends that DigitalBridge’s stockholders vote “FOR” the merger proposal and the other proposals described in this proxy statement.
In reaching its determination to approve and adopt the merger agreement and the transactions contemplated thereby, including the Company merger, the DigitalBridge Board consulted with and received the advice of its legal and financial advisors, discussed certain issues with DigitalBridge’s management and considered a variety of factors weighing positively in favor of the merger agreement and the transactions contemplated thereby, including the Company merger, including the following non-exhaustive list of material factors (not necessarily in order of relative importance):
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All-Cash Consideration and Certainty of Value.   The DigitalBridge Board considered that the merger consideration is all cash, which provides certain, immediate value and liquidity to holders of DigitalBridge common stock and Company OP common units, especially when viewed against the risks and uncertainties inherent in DigitalBridge’s business and financial markets generally, including the risks and longer potential timeline for realizing equivalent value from DigitalBridge’s standalone business plan or possible strategic alternatives. The DigitalBridge Board weighed the certainty of realizing an attractive value for shares of DigitalBridge common stock by virtue of the Company merger against the uncertainty regarding the trading value for DigitalBridge common stock and the risks to DigitalBridge’s business.

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Premium to Market Price.   The DigitalBridge Board considered the current and historical market prices of DigitalBridge common stock, including the market performance of DigitalBridge common stock relative to those of other participants in DigitalBridge’s sector, and the fact that the merger consideration of $16.00 per share represented a premium of 15% to the closing price of DigitalBridge common stock on December 26, 2025, 65% to the closing price as of December 4, 2025 (the last trading day prior to publication of a report indicating that SoftBank Group and DigitalBridge were in discussions), and 50% to the unaffected 52-week average closing price as of December 4, 2025.

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Risks of Remaining a Standalone Company.   The DigitalBridge Board considered DigitalBridge’s long-term prospects were it to remain an independent public company as well as the significant risks associated with executing DigitalBridge’s strategic plan, including the DigitalBridge Board’s review of DigitalBridge’s business, operations, financial condition, earnings, prospects and competitive position. As part of this review, the DigitalBridge Board also considered the nature of the alternative investment management industry, including anticipated industry trends and rapidly changing competitive and regulatory dynamics as well as the risks and uncertainties relating to (a) ongoing consolidation and competition in the alternative investment management industry, including the ability of DigitalBridge to compete effectively in the markets in which DigitalBridge operates or may operate in the future and (b) DigitalBridge’s ability to retain and attract fund investors. The DigitalBridge Board considered the potential impact (which cannot be quantified) of those factors on the trading price of DigitalBridge common stock. The DigitalBridge Board ultimately determined that the certainty of value provided by the acquisition of DigitalBridge by SoftBank Group for $16.00 per share in cash for DigitalBridge common stock and $16.00 per unit for Company OP common units was more favorable to the holders of such equity than the potential risk-adjusted value of remaining an independent public company, after accounting for the significant risks and uncertainties that DigitalBridge would face if it continued to operate on a standalone public company basis.
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Fully Negotiated and Tested Price.   The DigitalBridge Board considered the course and history of the negotiations with SoftBank Group (as described in more detail under the section of this proxy statement entitled “The Merger — Background of the Mergers”), including the lead role in the negotiations and transaction process played by the Transaction Committee consisting of independent members of the DigitalBridge Board, with the assistance of DigitalBridge’s financial and legal advisors. The DigitalBridge Board noted that these negotiations resulted in SoftBank Group increasing its initial proposal from $15.00 per share to $16.00 per share. The DigitalBridge Board also considered that the multi-year prior strategic review process, which was itself the subject of various news articles, did not result in any viable alternative proposals.

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Opinions of Financial Advisors.   The DigitalBridge Board considered (a) the financial analyses reviewed and discussed with the DigitalBridge Board by representatives of each of Barclays and J.P. Morgan, (b) the oral opinion of Barclays delivered to the DigitalBridge Board, which was subsequently confirmed by a delivery of a written opinion that, as of December 28, 2025, and based upon and subject to the various factors and assumptions set forth therein, the merger consideration to be offered to the holders of DigitalBridge common stock and Company OP common units was fair, from a financial point of view, to such holders, as more fully described below in the section of this proxy statement entitled “— Opinions of DigitalBridge’s Financial Advisors,” and (c) the oral opinion of J.P. Morgan delivered to the DigitalBridge Board, which was subsequently confirmed by a delivery of a written opinion that, as of December 28, 2025, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the merger consideration to be paid to the holders of DigitalBridge common stock was fair, from a financial point of view, to such holders, as more fully described below in the section of this proxy statement entitled “— Opinions of DigitalBridge’s Financial Advisors.”

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Best Alternative for Maximizing Stockholder Value.   In addition to comparing the potential transaction with SoftBank Group to DigitalBridge’s standalone long-range plan, the DigitalBridge Board also considered the availability of other potential strategic alternatives. In doing so, the DigitalBridge Board considered the views of the representatives of each of Barclays and J.P. Morgan that the likelihood of an alternative buyer being willing and able to provide an offer competitive to that proposed by SoftBank Group was low, particularly in light of the extensive prior strategic review process conducted over an extended period, which did not result in a viable transaction or indications of interest at valuations comparable to the consideration offered by SoftBank Group. The DigitalBridge Board noted that the $16.00 per share price offered by SoftBank Group represented a materially higher valuation than any indication of interest that was actively pursued by any interested party during the extensive prior strategic review process, including Party B, which only actively pursued a possible acquisition of DigitalBridge at a substantially lower price per share and on other terms that the DigitalBridge Board ultimately determined to be not in the best interests of DigitalBridge and its stockholders. The DigitalBridge Board also considered, among other things, (a) the lack of any bona fide indication of interest from any third party following the Bloomberg report on December 5, 2025, regarding a potential transaction with SoftBank Group, (b) the uncertainty of the ability of other parties to complete a potential acquisition of DigitalBridge at a comparable valuation, including the likely need for significant equity and debt financing by any financial buyer, and a lack of interest on the part of, and potentially greater regulatory risk in a transaction with, strategic counterparties in the same or adjacent sectors as DigitalBridge and (c) the concern that any additional formal sale process or pre-signing market check that DigitalBridge might undertake could jeopardize the availability of SoftBank Group’s proposal. The DigitalBridge Board concluded that, in light of the foregoing reasons, among others, negotiating with SoftBank Group for the highest price was the best path to maximize value for DigitalBridge’s stockholders.
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Prior Strategic Review Process Resulted in No Viable Offers.   The DigitalBridge Board considered the prior strategic review process, during which, with the assistance of its financial advisors, DigitalBridge was in contact with more than a dozen potential counterparties as a result of outreach by DigitalBridge and its financial advisors and unsolicited indications of interest from other parties, including financial sponsors and strategic parties, regarding various potential strategic alternatives for DigitalBridge and its business. Although a number of parties executed non-disclosure agreements and were granted access to the virtual data room, only two submitted non-binding indications of interest, and others declined to proceed following initial due diligence. Although Party B submitted to DigitalBridge an indication of interest in November 2023 to acquire DigitalBridge for $17.50 per share, Party B never actively engaged with DigitalBridge about a transaction at this price and repeatedly lowered the per share price at which it was willing to acquire DigitalBridge until reaching a price of $12.00 per share, subject to adjustment up to $12.90 per share if DigitalBridge achieved certain fundraising targets. In addition, during this period, the DigitalBridge Board and its advisors engaged in extensive negotiations with Party B and its consortium, and exchanged multiple drafts of a merger agreement and other principal transaction documents. However, after protracted discussions, the parties were not able to reach agreement on the terms of a transaction. Ultimately, the DigitalBridge Board determined that no viable transaction with Party B or any other party with whom DigitalBridge engaged during the prior strategic review process was reasonably available. The DigitalBridge Board considered that the absence of any viable proposal resulting from the prior strategic review process supported the advisability of the merger with SoftBank Group at the price and on the terms negotiated.

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Certainty of Financing and Credit Support from SoftBank Group.   The DigitalBridge Board considered the fact that the Company merger is not subject to a financing condition, that Parent has obtained an equity financing commitment from an affiliate of SoftBank Group to provide the full amount necessary to fund the merger consideration and the regulatory reverse termination fee, and that SoftBank Group committed to causing SoftBank Group Overseas to perform its obligations under the ECL and provide any funds to be funded thereunder. See the section of this proxy statement entitled “— Financing of the Mergers.”

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SoftBank Group’s Regulatory Efforts.   The DigitalBridge Board considered the terms of the regulatory efforts agreement entered into with SoftBank Group pursuant to which SoftBank Group agreed to cooperate with Parent and DigitalBridge in seeking required regulatory approvals and to take specified actions in furtherance of obtaining such approvals, including commitments regarding the conduct of regulatory filings, information sharing and engagement with applicable regulatory authorities.

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Reputation, Track Record and Financial Position of SoftBank Group.   The DigitalBridge Board considered the reputation and industry expertise of SoftBank Group, including SoftBank Group’s successful track record in completing transactions with other companies. The DigitalBridge Board also considered the financial position of SoftBank Group and its agreement to cause SoftBank Group Overseas to perform its obligations under the ECL when due and, if necessary, to provide SoftBank Group Overseas with the funds necessary to satisfy those obligations.

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Terms of the Merger Agreement.   The DigitalBridge Board considered the terms and conditions of the merger agreement, including the structure of the transaction, the all-cash form of the merger consideration, the conditions to closing and the scope of the representations, warranties, covenants and agreements of the parties. The DigitalBridge Board further considered the course and nature of negotiations with SoftBank Group, which were conducted at arm’s length and during which the DigitalBridge Board was advised by experienced independent legal and financial advisors. The DigitalBridge Board took into account the terms of the merger agreement, including, among others:

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the provisions of the merger agreement and the ECL that permit DigitalBridge to seek specific performance to prevent breaches of the merger agreement and to enforce specifically the terms of the merger agreement and the rights granted to Parent under the ECL with respect to funding of the equity financing at the closing;

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the provisions of the merger agreement pursuant to which Parent agreed to use (and cause its affiliates and subsidiaries to use) reasonable best efforts to take all actions necessary to obtain all required regulatory approvals unless doing so would constitute or impose on Parent a “Burdensome Condition”, and SoftBank Group’s agreement pursuant to the regulatory efforts agreement to cooperate with Parent and DigitalBridge and take actions that Parent is required to take under the merger agreement in connection with obtaining all required regulatory approvals;

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the provisions of the merger agreement that permit DigitalBridge to respond to certain unsolicited acquisition proposals and, under certain conditions, terminate the merger agreement to enter into a definitive agreement providing for a superior proposal, subject to Parent’s customary right to match the superior proposal and DigitalBridge’s obligation to pay Parent a termination fee of $96,000,000 upon such a termination;

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the provisions of the merger agreement allowing the DigitalBridge Board to change its recommendation in favor of the Company merger prior to obtaining stockholder approval of the Company merger in specified circumstances relating to a superior proposal or intervening event, subject to Parent’s right to terminate the merger agreement and receive payment of the termination fee of $96,000,000, and that the amount of the DigitalBridge termination fee is comparable to termination fees in transactions of a similar size, is reasonable, and was not likely to deter competing bids;

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the fact that the merger agreement provides DigitalBridge sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the merger or the termination of the merger agreement; and

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the other terms and conditions of the merger agreement, ECL and the regulatory efforts agreement, which were reviewed by the DigitalBridge Board with DigitalBridge’s financial advisors and outside legal counsel, and the fact that such terms were the product of arm’s-length negotiations between the parties.

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Likelihood of Consummation of the Company merger.   The DigitalBridge Board’s belief that the Company merger was highly likely to be consummated on a timely basis based on, among other matters, (a) the absence of a financing condition in the merger agreement, (b) DigitalBridge’s ability to seek specific performance of Parent’s obligation to cause the closing to occur, (c) the requirement that the parties (including SoftBank Group) use their respective reasonable best efforts to obtain requisite regulatory approvals, subject to and in accordance with the terms and conditions of the merger agreement, (d) the $154,000,000 regulatory reverse termination fee, payable by Parent to DigitalBridge if the merger agreement is terminated in certain circumstances and (e) the outside date of March 29, 2027 (subject to extension under certain circumstances), which the DigitalBridge Board believed would be sufficient time to complete the mergers.

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Stockholders’ Ability to Reject the Company merger.   The DigitalBridge Board considered the fact that the Company merger would be subject to the approval of DigitalBridge stockholders, and DigitalBridge stockholders would be free to reject the merger proposal by voting against the approval of the Company merger.

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Appraisal Rights.   The DigitalBridge Board considered the availability of appraisal rights under Maryland law and the DigitalBridge charter for DigitalBridge stockholders who do not vote for approval of the Company merger and who comply with all of the required procedures for perfecting appraisal rights in connection with the Company merger, including the right to demand appraisal and payment of the fair value of their shares as determined by a court, as further described in the section of this proxy statement entitled “— Appraisal Rights.”

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Recommendation of the Transaction Committee.   The DigitalBridge Board considered the recommendation of the Transaction Committee, which was based on the factors indicated above.

During the course of its deliberations, the DigitalBridge Board also considered a variety of risks and other countervailing factors related to the merger agreement and the Company merger, including the following material factors (which factors are not necessarily presented in order of relative importance):
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Risks Associated with Failure to Consummate the Company merger.   The DigitalBridge Board considered the risks and costs to DigitalBridge if the Company merger were not to close on the terms or timeline currently contemplated or at all, including:

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the trading price of DigitalBridge common stock may decline to the extent that the market price of DigitalBridge common stock currently reflects positive market assumptions that the Company merger will be consummated;

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the potential negative impact on DigitalBridge’s ability to attract, hire and retain key employees due to uncertainty arising from DigitalBridge’s failure to consummate the Company merger;

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the potential disruption to DigitalBridge’s business and distraction of its management team and employees from their day-to-day responsibilities running DigitalBridge and pursuing other opportunities that could be beneficial to DigitalBridge, in each case without realizing any of the benefits of having the Company merger completed; and

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reputational harm to DigitalBridge’s relationships with investors, customers, suppliers, business partners and other third parties due to the adverse perception of any failure to successfully complete the Company merger.

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Restrictions on the Operation of DigitalBridge’s Business.   The DigitalBridge Board considered the restrictions on the conduct of DigitalBridge’s business prior to the consummation of the Company merger, which may delay or prevent DigitalBridge from undertaking certain significant transactions and business opportunities that may arise, or any other action that it might otherwise take with respect to the operations and strategy of DigitalBridge, even if such actions would prove beneficial to DigitalBridge.

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Regulatory Risk.   The DigitalBridge Board considered the risk that the parties may incur significant costs and material delays resulting from seeking regulatory approvals necessary for consummation of the Company merger as well as the risk that regulatory agencies may delay, object to or challenge the Company merger or that such approvals may not be obtained. In this regard, the DigitalBridge Board considered the provisions of the merger agreement related to the parties’ respective obligations to obtain the regulatory approvals required to complete the Company merger, as well as SoftBank Group’s obligations under the regulatory efforts agreement to use its reasonable best efforts and otherwise cooperate in seeking such approvals.

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Ability to Respond to Alternative Proposals.   The DigitalBridge Board considered the fact that the merger agreement contains provisions that restrict DigitalBridge’s ability to solicit or participate in discussions or negotiations regarding alternative takeover proposals with third parties, subject to specified exceptions, and that require DigitalBridge to negotiate with Parent regarding revisions to the merger agreement (if Parent desires to propose any such revisions) prior to DigitalBridge being able to terminate the merger agreement to accept a superior proposal. The DigitalBridge Board further considered the possibility that DigitalBridge’s obligation to pay a termination fee to Parent upon the termination of the merger agreement under certain circumstances could discourage other potential acquirors from making an alternative proposal to acquire DigitalBridge.

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No Stockholder Participation in Future Earnings or Growth.   The DigitalBridge Board considered that the nature of the transaction would mean that DigitalBridge would no longer exist as an independent public company following the consummation of the Company merger and that the nature of the Company merger as an all-cash transaction means that DigitalBridge’s stockholders are receiving a fixed value for their shares of common stock in DigitalBridge and will not participate in any future earnings or growth.

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Tax Treatment.   The DigitalBridge Board considered the fact that the exchange of DigitalBridge common stock for cash pursuant to the Company merger would be a taxable transaction for U.S. federal income tax purposes.

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Effects of the Company merger Announcement.   The DigitalBridge Board considered the effects of the public announcement of the Company merger, including the effects on DigitalBridge’s employees, customers, operating results and stock price; the impact on DigitalBridge’s ability to attract and retain management and other key personnel; and the potential for litigation in connection with the Company merger.

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Transaction Costs.   The DigitalBridge Board considered the fact that DigitalBridge has incurred and will continue to incur significant transaction costs and expenses in connection with the transactions contemplated by the merger agreement, regardless of whether the Company merger is consummated.

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Other Risks.   The DigitalBridge Board considered various other risks associated with the Company merger and the business of DigitalBridge, as more fully described above in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements.”

In addition, the DigitalBridge Board was aware of and considered the fact that DigitalBridge’s directors and executive officers may have financial interests in the mergers that may be different from, or in addition to, those of the DigitalBridge stockholders. The DigitalBridge Board carefully reviewed and discussed these arrangements, including ensuring that Mr. Ganzi’s future employment terms would not be a closing condition to the Company merger and would not require client consents beyond those otherwise required for the transactions contemplated by the merger agreement as described more fully below in the section of this proxy statement entitled “— Interests of DigitalBridge’s Directors and Executive Officers in the Mergers.”
The foregoing discussion of the factors considered by the DigitalBridge Board is not intended to be exhaustive, but rather summarizes the material factors considered by the DigitalBridge Board in evaluating the merger agreement and the transactions contemplated thereby and in making its recommendation and determination. The DigitalBridge Board determined to: (a) declare that the transactions contemplated by the merger agreement, including the Company merger, are advisable and in the best interests of DigitalBridge and its stockholders; (b) approve and adopt the merger agreement and the transactions contemplated thereby, including the Company merger; (c) direct that the Company merger contemplated by the merger agreement be submitted to the stockholders of DigitalBridge for their consideration; and (d) recommend that the stockholders of DigitalBridge vote to approve the Company merger contemplated by the merger agreement, in light of the factors described above and other factors that the DigitalBridge Board believed were appropriate. In view of the wide variety of factors considered by the DigitalBridge Board in connection with its evaluation of the Company merger and the complexity of these matters, the DigitalBridge Board did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the DigitalBridge Board. Rather, the DigitalBridge Board made its recommendation based on the totality of the information available to the DigitalBridge Board, including discussions with, and questioning of, DigitalBridge’s management and its financial and legal advisors. In considering the factors discussed above, individual members of the DigitalBridge Board may have given different weights to different factors.
This explanation of the DigitalBridge Board’s reasons for its recommendations and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements.”
Financial Forecasts
DigitalBridge does not, as a matter of course, publicly disclose long-term forecasts or internal projections of its future financial performance, revenues, earnings, financial condition or other results due to, among other reasons, the nature of DigitalBridge’s business and the uncertainty of the underlying assumptions and estimates, including the difficulty of predicting economic and market conditions. However, in connection with DigitalBridge’s evaluation of a possible strategic transaction, DigitalBridge senior management prepared certain non-public financial forecasts and projections (the “Management Projections”) that were made available to the DigitalBridge Board, the DigitalBridge Board transaction committee and DigitalBridge’s financial advisors for their respective use in performing their financial analyses described under “The Merger

Proposal (Proposal 1) — Opinions of DigitalBridge’s Financial Advisors”, beginning on page 63 of this proxy statement. The Management Projections were also provided to Parent and its financial advisors in connection with its due diligence review of the potential transaction. Barclays and J.P. Morgan expressed no view or opinion as to the Management Projections or the assumptions on which they were based. A summary of the Management Projections is set forth below:
Management Projections
Amounts in millions (other than per Share amounts)	FY25	FY26	FY27	FY28
Total Fee Revenues	360	356	392	610
Recurring Incentive Fees(1)	2	2	4	6
Expenses(2)	(227)	(221)	(243)	(264)
Public Company Savings(3)	n/a	20	20	20
Fee Related Earnings(4)	135	157	173	372
Performance-Related Earnings(5)	1	0	27	129
Distributable Earnings(6)	80	98	158	517
Fully Diluted Shares Outstanding	189	191	192	194
Distributable Earnings per Share	0.43	0.51	0.82	2.67
Fee Related Earnings per Share	0.72	0.82	0.90	1.92
Debt and Preferred Equity	n/a	1,122	1,122	1,122
Net Debt	n/a	950	892	308

(1)
Incentive fees that are not subject to realization events related to underlying fund investments.

(2)
Expenses represent cash compensation and administrative and other expenses.

(3)
Represents an estimate of savings in expenses from DigitalBridge no longer operating as a public company included in the Management Projections provided to Parent.

(4)
Fee Related Earnings, a non-GAAP measure, represents recurring fee revenue, including incentive fees that are not subject to realization events related to underlying fund investments, net of compensation and administrative expenses. Such expenses generally exclude non-cash equity-based compensation, carried interest compensation, and placement fee expense. Also, Fee Related Earnings excludes non-core items, and presents costs reimbursable by our managed funds on a net basis (as opposed to a gross-up of other income and administrative expenses). Fee Related Earnings does not include distributed carried interest as these are not recurring revenues and are subject to variability given that they are dependent upon realization events related to underlying fund investments. Placement fees are also excluded from Fee Related Earnings as they are inconsistent in amount and frequency depending upon timing of fundraising for our funds. Other items excluded from Fee Related Earnings include realized principal investment income (loss) and interest, dividend and other income, all of which are not core to the investment management fee service business. Unlike Distributable Earnings, which is a post-tax measure, Fee Related Earnings is a pre-tax measure and does not incorporate the effect of income taxes. The Fee Related Earnings for FY26, FY27 and FY28 in the Management Projections shown above and provided to Parent include the savings of $20 million per year resulting from DigitalBridge no longer operating as a public company following the mergers and one-time catch-up fees of $5.6 million; however, such savings and one-time fees were excluded from the Fee Related Earnings used for purposes of the financial analyses performed by DigitalBridge’s financial advisors summarized above under “The Merger Proposal (Proposal 1) — Opinions of DigitalBridge’s Financial Advisors”.

(5)
Performance Related Earnings, a non-GAAP measure, represents realized carried interest (loss).

(6)
Distributable Earnings, a non-GAAP measure, generally represents net realized earnings of DigitalBridge and is an indicative measure used by DigitalBridge to assess ongoing operating performance and in making decisions related to distributions and reinvestments. Distributable Earnings is an after-tax measure that reflects the ongoing operating performance of DigitalBridge’s core business by including earnings that are realized and generally excluding non-cash expenses, other income (loss) items that are unrealized and items that may not be indicative of core operating results. Realized earnings included in Distributable Earnings are generally comprised of fee revenue, including all incentive fees, realized principal investment income (loss), distributed carried interest, interest and dividend income. Income (loss) on principal investments is realized generally when all or a portion of an investment is disposed, redeemed or repaid or if DigitalBridge no longer retains control, or when DigitalBridge receives income such as dividends, interest or other distributions of earnings. The following items are excluded from Distributable Earnings: transaction-related costs; non-core items; other gain (loss); unrealized principal investment income (loss); non-cash depreciation and amortization expense, non-cash impairment charges (if any); amortization of deferred financing costs, debt premiums and discounts; our share of unrealized carried interest allocation, net of associated expense; non-cash equity-based compensation costs; and preferred stock redemption gain (loss). Transaction-related costs are incurred in connection with acquisitions and costs of unconsummated transactions. Non-core items primarily include acquisition-related compensation and certain severance costs, as well as litigation and settlement-related matters. These costs, along with certain other gain (loss) amounts, are excluded from Distributable Earnings as they are related to discrete items, are not considered part of DigitalBridge’s ongoing operating cost structure, and are not reflective of our core operating performance. Other items excluded from Distributable Earnings are generally non-cash in nature, including income (loss) items that are unrealized, or otherwise do not represent current or future cash obligations such as amortization of deferred financing costs. These items are excluded from Distributable Earnings as they do not contribute to the measurement of Distributable Earnings as a net realized earnings measure that is used in decision making related to distributions and reinvestments. Income taxes applied in the determination of Distributable Earnings generally represents GAAP income tax related to continued operations and includes the benefit of deductions available to DigitalBridge on certain expense items excluded from Distributable Earnings (for example, equity-based compensation). As the income tax benefit arising from these excluded expense items do affect actual income tax paid or payable by DigitalBridge in any one period, DigitalBridge believes their inclusion in Distributable Earnings is appropriate to more accurately reflect amounts available for distribution.
The Management Projections are being included in this proxy statement only because they were provided to Barclays and J.P. Morgan for their use and reliance in connection with their respective financial analyses summarized above under “The Merger Proposal (Proposal 1) — Opinions of DigitalBridge’s Financial Advisors”, and to the DigitalBridge Board and transaction committee thereof and Parent. However, the inclusion of this information should not be regarded as an indication that the DigitalBridge Board or the transaction committee thereof, DigitalBridge, Company OP, Barclays, J.P. Morgan, Parent, Merger Sub I, Merger Sub II, or their respective representatives, affiliates or advisors or any other recipient of this information considered, or now considers, the Management Projections to be necessarily predictive of actual future results, and the Management Projections should not be relied upon as such. None of the DigitalBridge Board, DigitalBridge, Company OP, Barclays, J.P. Morgan, Parent, Merger Sub I, Merger Sub II, or their respective representatives, affiliates or advisors or any other recipient of this information has made or makes any representation to any person regarding the ultimate performance of DigitalBridge compared to the information contained in the Management Projections, and, except as required by applicable federal securities laws, DigitalBridge does not intend, and DigitalBridge expressly disclaims any responsibility, to update or otherwise revise or reconcile the Management Projections to reflect circumstances existing after the date the Management Projections were generated or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any or all of the assumptions underlying the Management Projections are shown to be in error. The summary of the Management Projections is not included in this proxy statement in order to induce any stockholder to vote in favor of the adoption of the merger agreement or any of the other proposals to be voted on at the special meeting.
The Management Projections were not prepared with a view toward public disclosure or with a view toward compliance with SEC rules. The Management Projections were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States (“GAAP”), the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Management Projections were prepared by, and are the responsibility of, DigitalBridge’s management. Neither Ernst & Young LLP, DigitalBridge’s independent registered public accounting firm, nor any other independent accountant, has audited, reviewed, examined, compiled or otherwise applied agreed-upon procedures with respect to the Management Projections and, accordingly, assumes no responsibility for and expresses no opinion or any other form of assurance with respect thereto.

The Management Projections are forward-looking statements. The Management Projections are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and business developments. Although this summary of the Management Projections is presented with numerical specificity, the Management Projections reflect numerous variables, assumptions and estimates as to future events made by DigitalBridge’s management that it believed were reasonable at the time the Management Projections were prepared, taking into account the relevant information available to management at the time and presented as of the time of the preparation. However, this information is not fact and is not necessarily indicative of actual future results. Such variables, assumptions and estimates are inherently uncertain, and many are beyond the control of DigitalBridge’s management. Important factors that may affect actual results and cause the Management Projections not to be achieved include the accuracy of certain accounting assumptions and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy, liquidity, the sources and amounts of management fees, carried interest, incentive income and investment income, the amount and source of expected capital commitments for any new fund or redemption amounts, and changes in actual or projected cash flows, industry performance, performance of DigitalBridge’s funds, the timing and amounts from realization of investments by DigitalBridge’s funds, the net asset value of assets in certain of DigitalBridge’s funds, the raising of private equity and other capital, investment income, growth rate, net management margins, general business, economic, market, political, competitive and financial factors, changes in tax or other laws and other matters, all of which are difficult to predict and many of which are beyond DigitalBridge’s control.
There can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. The Management Projections cannot be considered a guarantee of future results and should not be relied upon as such. In addition, because the Management Projections cover multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. The Management Projections may differ from publicized analyst estimates and forecasts and do not take into account any events or circumstances after the date they were prepared, including the announcement of the mergers. Because the Management Projections were developed on a stand-alone basis without giving effect to the mergers, they do not reflect any divestitures or other restrictions that may be imposed in connection with the receipt of any necessary governmental or regulatory approvals, any synergies realized as a result of the mergers or any changes to DigitalBridge’s operations or strategy that may be implemented after completion of the mergers. As a result, there can be no assurance that assumptions used in preparing the Management Projections, or that any of the Management Projections, will be realized whether or not the mergers are consummated, and actual results may be materially better or worse than those contained in the Management Projections. The Management Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding DigitalBridge contained in its public filings with the SEC. See the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 32 of this proxy statement for description of the potential adverse effect that the announcement and pendency of the mergers may have on DigitalBridge’s business, financial condition, results of operation, business prospects or trading prices.
These estimates and assumptions may prove inaccurate for any number of reasons, including general economic conditions, competition and other risks.
The Management Projections constitute forward-looking information and are subject to risks and uncertainties that could cause actual results to differ materially from the results forecasted in such information. For information on factors that may cause DigitalBridge’s future results to vary materially, see the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements”, beginning on page 32 of this proxy statement.
Certain of the measures included in the Management Projections may be considered non-GAAP financial measures. Investors should note that the non-GAAP financial measures presented in this proxy statement are not prepared under any set of accounting rules or principles and do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Investors should also note that the non-GAAP financial measures presented in this proxy statement have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. Because of their non-standardized definitions, the non-GAAP financial measures as used by DigitalBridge may not be comparable to similarly titled amounts used by other companies, and should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. The

Management Projections, including such non-GAAP financial measures, were relied upon by Barclays and J.P. Morgan in connection with their respective financial analyses summarized above under “The Merger Proposal (Proposal 1) — Opinions of DigitalBridge’s Financial Advisors”, beginning on page 62 of this proxy statement, and by the DigitalBridge Board and transaction committee thereof in connection with their consideration of the mergers. Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Management Projections, are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the Management Projections are not subject to the SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by Barclays or J.P. Morgan for purposes of their financial analyses and opinion or by the DigitalBridge Board and transaction committee thereof in connection with its consideration of the mergers. Accordingly, DigitalBridge has not provided reconciliations of the non-GAAP financial measures included in these projections to the comparable GAAP measures.
Opinions of DigitalBridge’s Financial Advisors
Opinion of Barclays
DigitalBridge engaged Barclays to act as its financial advisor with respect to pursuing strategic alternatives for DigitalBridge, including a possible sale of DigitalBridge, pursuant to an engagement letter.
At the meeting of the DigitalBridge Board on December 28, 2025, Barclays rendered its oral opinion (which was subsequently confirmed in writing) to the DigitalBridge Board that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the merger consideration to be offered to DigitalBridge stockholders is fair, from a financial point of view, to such stockholders.
The full text of Barclays’ written opinion, dated as of December 28, 2025, which sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated by reference herein. The summary of the opinion of Barclays set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. DigitalBridge stockholders are urged to read the opinion in its entirety.
Barclays’ opinion, the issuance of which was approved by Barclays’ Valuation and Fairness Opinion Committee, is addressed to the DigitalBridge Board, addresses only the fairness, from a financial point of view, of the merger consideration to be offered to the DigitalBridge stockholders and does not constitute a recommendation to any stockholder of DigitalBridge as to how such stockholder should vote with respect to the mergers or any other matter. The terms of the mergers were determined through arm’s-length negotiations between DigitalBridge and Parent and were unanimously approved by the DigitalBridge Board. Barclays did not recommend any specific form of consideration to DigitalBridge or that any specific form of consideration constituted the only appropriate consideration for the mergers. Barclays was not requested to address, and its opinion does not in any manner address, DigitalBridge’s underlying business decision to proceed with or effect the mergers, the likelihood of the consummation of the mergers, or the relative merits of the mergers as compared to any other transaction or business strategy in which DigitalBridge may engage. In addition, Barclays expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the mergers, or any class of such persons, relative to the merger consideration to be offered to the DigitalBridge stockholders in the mergers. No limitations were imposed by the DigitalBridge Board upon Barclays with respect to the investigations made or procedures followed by it in rendering its opinion.
In arriving at its opinion, Barclays:
•
reviewed and analyzed a draft of the merger agreement, dated as of December 28, 2025, and the specific terms of the mergers;

•
reviewed and analyzed publicly available information concerning DigitalBridge that Barclays believed to be relevant to its analysis, including DigitalBridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025, June 30, 2025, and September 30, 2025;

•
reviewed and analyzed financial and operating information with respect to the business, operations and prospects of DigitalBridge furnished to Barclays by DigitalBridge, including the Management Projections;

•
reviewed and analyzed a trading history of the DigitalBridge common stock from December 26, 2024 through December 26, 2025, and a comparison of such trading history with those of other companies that Barclays deemed relevant;

•
reviewed and analyzed a comparison of the historical financial results and present financial condition of DigitalBridge with those of other companies that Barclays deemed relevant;

•
reviewed and analyzed the results of Barclays’ efforts to solicit indications of interest from third parties with respect to a sale of DigitalBridge;

•
reviewed and analyzed a comparison of the financial terms of the mergers with the financial terms of certain other recent transactions that Barclays deemed relevant;

•
reviewed and analyzed published estimates of independent research analysts with respect to the future financial performance and price targets of DigitalBridge;

•
had discussions with management of DigitalBridge concerning its business, operations, assets, liabilities, financial condition and prospects; and

•
undertook such other studies, analyses and investigations as Barclays deemed appropriate.

In arriving at its opinion, Barclays assumed and relied upon the accuracy and completeness of the financial and other information used by Barclays without any independent verification of such information (and had not assumed responsibility or liability for any independent verification of such information). Barclays also relied upon the assurances of management of DigitalBridge that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Management Projections, upon the advice of DigitalBridge, Barclays assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of DigitalBridge as to DigitalBridge’s future financial performance and that DigitalBridge would perform substantially in accordance with such projections. In arriving at its opinion, Barclays assumed no responsibility for and expressed no view as to the Management Projections or estimates or the assumptions on which they were based. In arriving at its opinion, Barclays did not conduct a physical inspection of the properties and facilities of DigitalBridge and did not make or obtain any evaluations or appraisals of the assets or liabilities of DigitalBridge. Barclays’ opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of December 28, 2025. Barclays assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after December 28, 2025.
Barclays assumed that the executed merger agreement would conform in all material respects to the last draft reviewed by Barclays. In addition, Barclays assumed the accuracy of the representations and warranties contained in the merger agreement and all the agreements related thereto. Barclays also assumed, upon the advice of DigitalBridge, that all material governmental, regulatory and third party approvals, consents and releases for the mergers would be obtained within the constraints contemplated by the merger agreement and that the mergers will be consummated in accordance with the terms of the merger agreement without waiver, modification or amendment of any material term, condition or agreement thereof. Barclays did not express any opinion as to any tax or other consequences that might result from the mergers, nor did Barclays’ opinion address any legal, tax, regulatory or accounting matters, as to which Barclays understood DigitalBridge had obtained such advice as it deemed necessary from qualified professionals.
Summary of Material Financial Analyses.
In connection with rendering its opinion, Barclays performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Barclays did not ascribe a specific range of values to the shares of the DigitalBridge common stock but rather made its determination as to fairness, from a financial point of view, to the Common Stockholders of the merger consideration to be offered to such stockholders in the mergers on the basis of various financial and comparative analyses. The summary of Barclays’ analyses and reviews provided below is not a complete description of the analyses and reviews underlying Barclays’ opinion. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.
In arriving at its opinion, Barclays did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Barclays believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.
For the purposes of its analyses and reviews, Barclays made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of DigitalBridge, Barclays or any other parties to the mergers. No company, business or transaction considered in Barclays’ analyses and reviews is identical to DigitalBridge, Company OP, Parent, Merger Sub I, Merger Sub II or the mergers, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions considered in Barclays’ analyses and reviews. None of DigitalBridge, Company OP, Parent, Merger Sub I, Merger Sub II, Barclays or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of companies, businesses or securities do not purport to be appraisals or reflect the prices at which the companies, businesses or securities may actually be sold. Accordingly, the estimates used in, and the results derived from, Barclays’ analyses and reviews are inherently subject to substantial uncertainty.
The summary of the financial analyses and reviews provided below includes information presented in tabular format. In order to fully understand the financial analyses and reviews used by Barclays, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Barclays’ analyses and reviews.
Discounted Cash Flow Analysis
In order to estimate the present value of the DigitalBridge common stock, Barclays performed a discounted cash flow analysis of DigitalBridge. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
To calculate the estimated enterprise value of DigitalBridge using the discounted cash flow method, Barclays added (a) DigitalBridge’s projected after-tax unlevered free cash flows for fiscal years 2026 through 2028 based on the Management Projections to (b) the “terminal value” of DigitalBridge as of the end of 2028 and discounted such amount to its present value using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking the total fee related earnings and (i) subtracting placement fees, stock based compensation and working capital provision and other items and (ii) adjusting for corporate taxes net of loss carryforwards. The residual value of DigitalBridge at the end of the forecast period, or “terminal value,” was estimated by applying a perpetuity growth rate of 3.5% to 5.5% to DigitalBridge’s projected unlevered free cash flow for the terminal year. The range of discount rates of 12.0% to 14.0% was selected based on an analysis of the weighted average cost of capital of DigitalBridge and comparable companies that Barclays deemed relevant. Barclays then calculated a range of implied prices per share of the DigitalBridge common stock by taking the estimated enterprise value of DigitalBridge using the discounted cash flow method and (1) adding (A) the total amount of DigitalBridge’s balance sheet investments, including DigitalBridge’s general partner positions and warehoused investments and minority equity stakes in DataBank and Vantage NA SDC, each discounted by 10% in accordance with the valuation methodology commonly used by research analysts for DigitalBridge’s industry, (B) present value of post-tax incentive fees from existing funds (excluding any recurring incentive fees) using a discounted cash flow method based on the Management Projections for fiscal years 2026 through 2028, an assumed tax rate of 25% and a terminal value with a range of perpetuity growth rates of 3.5% to 5.5%, discounted at a range of 17.5% to 22.5% and (2) subtracting total corporate net debt and preferred equity to derive the implied equity value of DigitalBridge, which in turn was divided by the total number of fully diluted shares outstanding (adjusted for warrant exercises at different price levels). The foregoing analysis yielded an implied range of implied equity values per share of DigitalBridge common stock on a fully diluted basis (rounded to the nearest $0.10) of $9.80 to $14.00.
Barclays noted that on the basis of the discounted cash flow analysis, the merger consideration of $16.00 per share was above the range of implied values per share calculated using the Management Projections.
Public Trading Comparables Based on Sum-of-the-Parts Analysis
In order to assess how the public market values shares of similar publicly traded companies and to provide a range of relative implied equity values per share of DigitalBridge by reference to those companies, Barclays reviewed and compared specific financial and operating data relating to the asset management business of DigitalBridge with that of selected companies that Barclays, based on its experience in the alternative asset management industry, deemed comparable to the asset management business of DigitalBridge. Barclays then conducted a sum of the parts valuation analysis to derive the implied equity value of DigitalBridge. The selected comparable companies with respect to DigitalBridge’s asset management business were: Apollo Global Management, Inc., Ares Management Corporation, Blackstone Inc., Blue Owl Capital Inc., Brookfield Corporation, The Carlyle Group Inc., KKR & Co. L.P. and TPG Inc. (the “Selected Comparable Companies”).
Barclays calculated and compared various financial multiples and ratios of DigitalBridge and the Selected Comparable Companies. As part of its selected comparable company analysis, Barclays calculated and analyzed each of the Selected Comparable Companies’ multiples of adjusted enterprise value (the “Adjusted EV”) to the FRE of each Selected Comparable Company (such multiple the “Adjusted EV to FRE Multiple”). The Adjusted EV of each Selected Comparable Company was calculated by (a) adding its (i) debt to the (ii) sum of the market value of its common equity, and subtracting its (iii) cash and cash equivalents to derive the enterprise value and then (b) subtracting from that (1) balance sheet investments (such as general partner or warehoused investments) discounted by 10% in accordance with the valuation methodology commonly used by research analysts for DigitalBridge’s industry, (2) value of any insurance platform, if applicable, and (3) value of incentive fees (calculated as estimated 2026 incentive fees capitalized at one-half the implied trading Adjusted EV to FRE Multiple). Such calculations were performed based on publicly available financial data as of December 26, 2025, the last trading date prior to the delivery of Barclays’ opinion. The following table sets forth the Adjusted EV to FRE Multiples of the Selected Comparable Companies:
Selected Comparable Companies	Adjusted EV to FRE Multiple
Ares Management Corporation	24.8x
Blackstone Inc.	23.4x
Brookfield Corporation	22.9x

Selected Comparable Companies	Adjusted EV to FRE Multiple
Apollo Global Management, Inc.	21.1x
TPG Inc.	20.9x
KKR & Co. L.P.	20.2x
Blue Owl Capital Inc.	14.4x
The Carlyle Group Inc.	12.8x
Barclays selected the comparable companies listed above because of similarities in their asset management business and operating characteristics with DigitalBridge. However, because of the inherent differences between the business, operations and prospects of DigitalBridge, and those of the Selected Comparable Companies, Barclays believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Barclays also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of DigitalBridge and the Selected Comparable Companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. Based upon these judgments, Barclays selected a range of Adjusted EV to FRE Multiples of 12.0x to 20.0x of 2026 estimated FREs and applied such range to DigitalBridge’s estimated FRE (which was adjusted to remove $5.6 million of one-time catch-up fees) for its fiscal year 2026 of $132 million, based on the Management Projections, to calculate ranges of implied value of DigitalBridge’s asset management business. The following summarizes the result of these calculations:
Adjusted EV to FRE Multiples	12.0x	20.0x
Value of Asset Management Business ($mm)	1,581	2,635
Once the range of the implied value of DigitalBridge’s asset management business was calculated, Barclays conducted a sum-of-the-parts valuation analysis where it (a) added (i) the total amount of DigitalBridge’s balance sheet investments, including DigitalBridge’s general partner positions and warehoused investments and minority equity stakes in DataBank and Vantage NA SDC, discounted by 10% in accordance with the valuation methodology commonly used by research analysts for DigitalBridge’s industry, (ii) the value of DigitalBridge’s incentive fees calculated by applying one-half the applied Adjusted EV to FRE Multiple range to the average of DigitalBridge’s annual estimated incentive fees from 2026 to 2028 to approximate a ‘normalized’ level of incentive fees per year (based on the Management Projections), and (iii) one-time catch-up fees in 2026 of $5.6 million as per the Management Projections and (b) subtracted total corporate net debt and preferred equity to derive the implied equity value of DigitalBridge, which in turn was divided by the total number of fully diluted shares outstanding (adjusted for warrant exercises for different price levels) to calculate a range of implied equity values per share of DigitalBridge common stock. The results of this selected comparable company analysis based on sum-of-the-parts valuation are summarized below (rounded to the nearest $0.10):
Adjusted EV to FRE Multiples	12.0x	20.0x
Implied Equity Value Per Share of DigitalBridge common stock	$12.00	$18.50
Barclays noted that on the basis of the selected sum-of-the-parts comparable company analysis, the merger consideration of $16.00 per share was within the range of implied values per share calculated on a standalone basis.
Transaction Comparables Based on Sum-of-the-Parts Analysis
Barclays reviewed and compared the purchase prices and financial multiples paid in selected other transactions that Barclays, based on its experience with merger and acquisition transactions, deemed relevant. Barclays chose such transactions based on, among other things, the similarity of the applicable target companies in the transactions to the asset management business of DigitalBridge with respect to the size, mix, margins and other characteristics of their businesses.
The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of DigitalBridge and the companies included in the selected precedent transaction analysis. Accordingly, Barclays believed that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the mergers. Barclays therefore made qualitative judgments concerning differences between the characteristics of the selected precedent transactions and the mergers which would affect the acquisition values of the asset management business of the selected target companies and DigitalBridge. Based upon these judgments, Barclays selected a range of enterprise value multiples of 12.0x to 18.0x of the most relevant available EBITDA or FRE metric for the selected target companies at the time of the applicable transactions and applied such range to DigitalBridge’s asset management business’s estimated EBITDA for 2026 of $132 million (which excludes one-time catch-up fees in 2026 of $5.6 million as per the Management Projections and equals DigitalBridge’s estimated FRE for the same year given there is no projected non-recurring incentive fees in 2026). The following table sets forth the transactions analyzed based on such characteristics and the results of such analysis:
Date Announced	Target	Acquiror	Transaction Value / EBITDA or FRE
May 2025	Peppertree Capital Management, Inc.	TPG Inc.	9.5x
February 2025	Bridge Investment Group Holdings LLC.	Apollo Global Management, Inc.	10.5x
October 2024	GLP Capital Partners Limited	Ares Management Corporation	17.5x
October 2024	IPL LLC	Blue Owl Capital Inc.	21.1x
January 2024	Global Infrastructure Management, LLC	BlackRock, Inc.	15.2x
September 2023	ECP Asset Management Pty Ltd	Bridgepoint Group plc	14.4x
Adjusted EV to EBITDA Multiples	12.0x	18.0x
Value of Asset Management Business ($mm)	1,581	2,372
Once the range of the implied enterprise value of DigitalBridge’s asset management business was calculated, Barclays conducted a sum-of-the-parts valuation analysis where it (a) added (i) the total amount of DigitalBridge’s balance sheet investments, including DigitalBridge’s general partner positions and warehoused investments and minority equity stakes in DataBank and Vantage NA SDC, discounted by 10% in accordance with the valuation methodology commonly used by research analysts for DigitalBridge’s industry, (ii) the value of DigitalBridge’s incentive fees calculated by applying one-half the applied EBITDA multiple range to the average of DigitalBridge’s annual estimated incentive fees from 2026 to 2028 to approximate a ‘normalized’ level of incentive fees per year (based on the Management Projections) and (iii) one-time catch-up fees in 2026 of $5.6 million as per the Management Projections and (b) subtracted total corporate net debt and preferred equity to derive the implied equity value of DigitalBridge, which in turn was divided by the total number of fully diluted shares outstanding (adjusted for warrant exercises for different price levels) to calculate a range of implied equity values per share of the Company’s Common Stock. The results of this selected comparable company analysis based on sum-of-the-parts valuation are summarized below (rounded to the nearest $0.10):
Adjusted EBITDA Multiples	12.0x	18.0x
Implied Equity Value Per Share	$12.00	$16.90
Barclays noted that on the basis of the selected sum-of-the-parts precedent transaction analysis, the merger consideration of $16.00 per share was within the range of implied values per share calculated using the Management Projections.
Other Factors.
Barclays also reviewed and considered other factors, which were not considered part of its financial analyses in connection with rendering its advice, but were references for informational purposes, including, among other things, the Historical Share Price Analysis, Analyst Price Target Analysis and Transaction Premium Analysis described below.
Historical Share Price Analysis
To illustrate the trend in the historical trading prices of DigitalBridge common stock, Barclays considered historical data with regard to the trading prices of DigitalBridge common stock through December 26, 2025, and specifically during the last twelve months beginning December 26, 2024. Barclays noted that during the 12-month period ended December 26, 2025, the trading price of DigitalBridge common stock ranged from $6.40 to $15.60 (rounded to the nearest $0.10).
Analyst Price Target Analysis
Barclays reviewed publicly available price targets for shares of DigitalBridge common stock prepared and published in 2025 by equity research analysts associated with various Wall Street firms with data current as of December 26, 2025, the last trading day before the DigitalBridge Board approved the mergers. Barclays noted that the range of analyst price targets was $13.50 to $23.00.
Transaction Premium Analysis
In order to assess the premium offered to the DigitalBridge stockholders in the mergers relative to the premiums offered to stockholders in other transactions, Barclays reviewed the premium paid in U.S. public company transactions since January 1, 2022, with total valuation of between $1 billion and $5 billion. For each transaction, Barclays calculated the premium per share paid by the acquirer by comparing the announced equity value per share to the target company’s unaffected share price. Barclays selected a range of 16.2% to 60.5% representing the 25th and 75th percentile of the premium paid over the unaffected share price of the applicable target companies, and applied such range to the closing price of DigitalBridge common stock on December 26, 2025, to calculate a range of implied prices per share of DigitalBridge common stock, resulting in a range of implied values per share of $11.30 to $15.60.
General.
Barclays is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The DigitalBridge Board selected Barclays based upon, among other things, Barclays’ familiarity with DigitalBridge and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, as well as substantial experience in transactions comparable to the mergers.
Barclays is acting as financial advisor to DigitalBridge in connection with the mergers. As compensation for its services in connection with the mergers, DigitalBridge paid Barclays a fee of $3 million upon the delivery of Barclays’ opinion (the “Barclays Opinion Fee”). The Barclays Opinion Fee was not contingent upon the conclusion of Barclays’ opinion or the consummation of the mergers. Additional compensation of approximately $25 million will be payable on completion of the mergers against which the amounts paid for the opinion will be credited. In addition, DigitalBridge has agreed to reimburse Barclays for a portion of its reasonable out-of-pocket expenses incurred in connection with the mergers and to indemnify Barclays for certain liabilities that may arise out of its engagement by DigitalBridge and the rendering of Barclays’ opinion.
Barclays has performed various investment banking services for DigitalBridge and for SoftBank Group, an affiliate of Parent, in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. During the two years preceding the date of Barclays’ opinion, Barclays has performed the following investment banking and financial services directly or through an affiliate: (a) for DigitalBridge or funds managed by DigitalBridge: (i) acting as note purchaser, letter of credit provider and administrative agent in connection with DigitalBridge Issuer, LLC’s and certain other affiliates of DigitalBridge’s Class A-1 Note Purchase Agreement, dated as of July 9, 2021 (as amended); and (ii) acting as a lender in DigitalBridge’s revolving credit facility and (b) for SoftBank Group:

(i) acting as joint global coordinator and/or joint bookrunner in connection with various issuances by SoftBank Group of unsecured senior and hybrid debt securities; (ii) acting as a mandated lead arranger and/or a lender in connection with various syndicated senior unsecured term loan facilities to SoftBank Group in connection with the facilities for various acquisition transactions; (iii) acting as a structuring bank, joint calculation agent and/or a lender in various equity-linked loan facilities; (iv) acting as a counterparty in various equity-linked derivatives and foreign exchange hedging transactions; and (v) acting as bookrunner in equity capital market transactions, including as a joint book-running manager and a billing and delivery agent in a sale by SoftBank Group of its shares in Arm Holdings plc as part of the initial public offering of Arm Holdings plc and acting as seller and sole bookrunner on an unregistered block trade of another US stock where SoftBank Group was the seller. During the period beginning January 1, 2024 through the date of rendering its opinion, the aggregate amount of fees that Barclays has received from the Company and its related entities for investment banking and financial services was approximately $108.8 million and the aggregate amount of fees that Barclays has received from SoftBank Group and/or certain of its portfolio companies and affiliates for investment banking and financial services was approximately $153.9 million.
In addition, Barclays and its affiliates in the past have provided, currently are providing, or in the future are likely to provide, investment banking services to certain of DigitalBridge’s and SoftBank Group’s affiliates and portfolio companies and have received or in the future will likely receive customary fees for rendering such services, including: (a) having acted or acting as financial advisor to certain of their respective portfolio companies and affiliates in connection with certain mergers and acquisition transactions; (b) having acted or acting as arranger, bookrunner and/or lender for certain of their respective portfolio companies and affiliates in connection with the financing for various acquisition transactions; and (c) having acted or acting as underwriter, initial purchaser and placement agent for various equity and debt offerings undertaking by certain of their respective portfolio companies and affiliates.
Barclays and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of its business, Barclays and its affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of DigitalBridge or SoftBank Group for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.
Opinion of J.P. Morgan
Pursuant to an engagement letter, DigitalBridge retained J.P. Morgan as its financial advisor in connection with the mergers.
At the meeting of the DigitalBridge Board on December 28, 2025, J.P. Morgan rendered its oral opinion to the DigitalBridge Board to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the merger consideration to be paid to the holders of DigitalBridge common stock in the mergers was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its December 28, 2025, oral opinion by delivering its written opinion, dated December 28, 2025, to the DigitalBridge Board that, as of such date, the merger consideration to be paid to the holders of DigitalBridge common stock in the mergers was fair, from a financial point of view, to such holders.
The full text of the written opinion of J.P. Morgan, dated December 28, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex C to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. DigitalBridge stockholders are urged to read the opinion in its entirety. J.P. Morgan’s opinion was addressed to the DigitalBridge Board (in its capacity as such) in connection with and for the purposes of its evaluation of the mergers, and was limited to the fairness, from a financial point of view, of the merger consideration to be paid to the holders of DigitalBridge common stock in the mergers. J.P. Morgan expressed no opinion as to the fairness of any consideration to be paid in connection with the mergers to the holders of any other class of securities, creditors or other constituencies of DigitalBridge or as to the underlying decision by DigitalBridge to engage in the mergers. The issuance of J.P. Morgan’s opinion was approved by a fairness opinion committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of DigitalBridge as to how such stockholder should vote with respect to the mergers or any other matter.
In arriving at its opinion, J.P. Morgan, among other things:

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reviewed a draft of the merger agreement dated as of December 28, 2025;

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reviewed certain publicly available business and financial information concerning DigitalBridge and the industries in which it operates;

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compared the proposed financial terms of the mergers with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

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compared the financial and operating performance of DigitalBridge with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of DigitalBridge common stock and certain publicly traded securities of such other companies;

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reviewed certain internal financial analyses and forecasts prepared by the management of DigitalBridge relating to its business, as discussed more fully in the section entitled “The Merger Proposal (Proposal 1) — Financial Forecasts” beginning on page 59 of this proxy statement; and

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performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of the management of DigitalBridge with respect to certain aspects of the mergers, and the past and current business operations of DigitalBridge, the financial condition and future prospects and operations of DigitalBridge, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.
In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by DigitalBridge or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not independently verify any such information or its accuracy or completeness, and, pursuant to J.P. Morgan’s engagement letter with DigitalBridge, J.P. Morgan did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of DigitalBridge or Parent under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by DigitalBridge’s management as to the expected future results of operations and financial condition of DigitalBridge to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the mergers and the other transactions contemplated by the merger agreement will be consummated as described in the merger agreement, and that the definitive merger agreement did not differ in any material respects from the draft thereof furnished to J.P. Morgan. J.P. Morgan also assumed that the representations and warranties made by DigitalBridge and Parent in the merger agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to DigitalBridge with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the mergers will be obtained without any adverse effect on DigitalBridge or on the contemplated benefits of the mergers.
The projections furnished to J.P. Morgan were prepared by DigitalBridge’s management as discussed more fully in the section entitled “The Merger Proposal (Proposal 1) — Financial Forecasts” beginning on page 59 of this proxy statement. DigitalBridge does not publicly disclose internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan’s analysis of the mergers, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of DigitalBridge’s management, including, without limitation, factors related to general economic and competitive conditions, prevailing interest rates, and other factors as set forth in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 32 of this proxy statement. Accordingly, actual results could vary significantly from those set forth in such projections. For more information regarding the use of projections and other forward-looking statements, please refer to the section entitled “The Merger Proposal (Proposal 1) — Financial Forecasts” beginning on page 59 of this proxy statement.
J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion and that J.P. Morgan does not have any obligation to update, revise or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the merger consideration to be paid to the holders of DigitalBridge common stock in the mergers, and J.P. Morgan has expressed no opinion as to the fairness of any consideration paid in connection with the mergers to the holders of any other class of securities, creditors or other constituencies of DigitalBridge or as to the underlying decision by DigitalBridge to engage in the mergers. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party to the mergers, or any class of such persons relative to the merger consideration to be paid to the holders of DigitalBridge common stock in the mergers or with respect to the fairness of any such compensation.
The terms of the merger agreement, including the merger consideration, were determined through arm’s length negotiations between DigitalBridge and Parent, and the decision to enter into the merger agreement was solely that of the DigitalBridge Board.
J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the DigitalBridge Board in its evaluation of the mergers and should not be viewed as determinative of the views of the DigitalBridge Board or DigitalBridge’s management with respect to the mergers or the merger consideration.
In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodologies in rendering its oral opinion to the DigitalBridge Board on December 28, 2025, which was subsequently confirmed by delivery of its written opinion, dated December 28, 2025, and in the financial analyses presented to the DigitalBridge Board on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with rendering its opinion to the DigitalBridge Board and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses may include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.
Public Trading Multiples.   Using publicly available information, J.P. Morgan compared selected financial data of DigitalBridge with similar data for selected publicly traded companies engaged in businesses that J.P. Morgan judged to be sufficiently analogous to DigitalBridge (or aspects thereof). The companies selected by J.P. Morgan were as follows:

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Blackstone Inc.

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KKR & Co. Inc.

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Brookfield Asset Management Ltd.

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Apollo Global Management, Inc.

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Ares Management Corporation

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EQT AB

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Blue Owl Capital Inc.

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TPG Inc.

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The Carlyle Group Inc.

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Antin Infrastructure Partners

These companies were selected, among other reasons, by J.P. Morgan because they are publicly traded companies with business models or certain operating characteristics that, for the purposes of J.P. Morgan’s analysis, J.P. Morgan considered to be similar to those of DigitalBridge. However, certain of these companies may have characteristics that are materially different from those of DigitalBridge. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they would affect DigitalBridge.
Using publicly available information as of December 26, 2025, J.P. Morgan calculated, for each selected company, the multiple of price to estimated distributable earnings (“DE”) for fiscal year 2026 (the “P/DE Multiple”). Based on the results of this analysis, J.P. Morgan selected a P/DE Multiple reference range for DigitalBridge of 13.0x to 24.0x. J.P. Morgan then applied such reference range to DigitalBridge’s estimated DE for fiscal year 2026 provided in the Management Projections. The analysis indicated a range of implied per share equity value for DigitalBridge common stock (rounded to the nearest $0.01) of approximately $5.38 to $9.83, which J.P. Morgan compared to (i) the unaffected closing price of DigitalBridge common stock of $9.72 per share on December 4, 2025, (ii) the closing price of DigitalBridge common stock of $13.92 per share on December 26, 2025, and (iii) the merger consideration of $16.00 per share of DigitalBridge common stock.
J.P. Morgan also conducted a sum-of-the-parts analysis that disaggregated DE into fee related earnings (“FRE”), performance related earnings (“PRE”) and net investment income, utilizing a projected earnings mix for fiscal year 2026 provided in the Management Projections. Using publicly available information as of December 26, 2025, J.P. Morgan calculated and compared for each selected company listed above (a) the multiple of price to 2026E after-tax FRE (the “FRE Multiple”) and (b) the multiple of price to 2026E after-tax PRE (the “PRE Multiple”). In conducting its sum-of-the-parts analysis, J.P. Morgan utilized a projected earnings mix for the 2026 fiscal year. Based on the results of this analysis, J.P. Morgan selected multiple reference ranges of (i) 16.5x to 28.5x for the FRE Multiple and (ii) 5.5x to 14.5x for the PRE Multiple. Multiples were calculated based on each selected Company’s earnings complexion and the implied discount applied to PRE multiples relative to FRE Multiples by brokers.
J.P. Morgan then calculated a sum-of-the-parts valuation for DigitalBridge’s earnings estimates for fiscal year 2026 by (a) applying the FRE Multiple and PRE Multiple to DigitalBridge’s estimated FRE and PRE for fiscal year 2026 and (b) adding the aggregate of such resulting ranges of values to the sum of (i) DigitalBridge’s estimated balance sheet investments as of September 30, 2025 (assuming a 10% discount to such investments), and (ii) DigitalBridge’s estimated net debt as of September 30, 2025, as provided by DigitalBridge’s management. This analysis indicated an implied per share equity value for DigitalBridge common stock (rounded to the nearest $0.01) of approximately $10.96 to $17.35, which J.P. Morgan compared to (1) the unaffected closing price of DigitalBridge common stock of $9.72 per share on December 4, 2025, (2) the closing price of DigitalBridge common stock of $13.92 per share on December 26, 2025, and (3) the merger consideration of $16.00 per share of DigitalBridge common stock.
Transaction Multiples Analysis.
Using publicly available information, J.P. Morgan examined the January 2024 acquisition (the “GIP Acquisition”) by BlackRock, Inc. (“BlackRock”) of Global Infrastructure Partners (“GIP”), a target company engaged in a business which J.P. Morgan judged to be sufficiently analogous to the business of DigitalBridge or aspects thereof. Neither BlackRock nor GIP is identical to DigitalBridge and the GIP Acquisition is not identical to the mergers. However, the GIP Acquisition was selected, among other reasons, since GIP, for the purposes of J.P. Morgan’s analysis, shares similar business characteristics to DigitalBridge based on business sector participation, operational characteristics and financial metrics. This analysis necessarily involves complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the GIP Acquisition as compared to the mergers.

Using publicly available information, J.P. Morgan calculated the ratios of (a) GIP’s implied one-year forward FRE to the total transaction consideration of the GIP Acquisition, less the retention pool established in connection with the GIP Acquisition, and (b) GIP’s implied one-year forward FRE to the upfront transaction consideration of the GIP Acquisition, excluding the earnout consideration of the GIP Acquisition. After applying such rates to DigitalBridge’s estimated FRE for fiscal year 2026, this analysis indicated an implied per share equity value for DigitalBridge common stock (rounded to the nearest $0.01) of approximately $11.55 to $16.02, which J.P. Morgan compared to (i) the unaffected closing price of DigitalBridge common stock of $9.72 per share on December 4, 2025, (ii) the closing price of DigitalBridge common stock of $13.92 per share on December 26, 2025, and (iii) the merger consideration of $16.00 per share of DigitalBridge common stock.
Discounted Cash Flow Analysis.   J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an implied fully diluted equity value per share for DigitalBridge common stock. J.P. Morgan calculated the unlevered free cash flows that DigitalBridge is expected to generate during fiscal years 2025 through 2028 based on the Management Projections. J.P. Morgan calculated the unlevered free cash flows assuming a 25% tax rate based on guidance provided by DigitalBridge’s management. J.P. Morgan also calculated a range of terminal values for DigitalBridge at the end of this period by applying perpetual growth rates ranging from 1.5% to 2.5% to estimates of terminal revenue, which were calculated based on guidance provided by DigitalBridge’s management, for DigitalBridge at the end of fiscal year 2028, as provided in the Management Projections.
J.P. Morgan then discounted the unlevered free cash flow estimates and the range of terminal values to present value as of December 31, 2024 using a range of discount rates from 10.5% to 12.5%, which range was selected by J.P. Morgan based upon an analysis of the weighted average cost of capital of DigitalBridge. The present values of the unlevered free cash flow estimates and the range of terminal values were then adjusted for (1) DigitalBridge’s estimated balance sheet investments as of September 30, 2025 (assuming a 10% discount to such investments), (b) the net present value of the net tax benefit and (c) DigitalBridge’s estimated net debt as of September 30, 2025, as provided by DigitalBridge’s management. This analysis indicated a range of implied per share equity value for DigitalBridge common stock (rounded to the nearest $0.01) of approximately $11.89 to $15.12, which J.P. Morgan compared to (i) the unaffected closing price of DigitalBridge common stock of $9.72 per share on December 4, 2025, (ii) the closing price of DigitalBridge common stock of $13.92 per share on December 26, 2025, and (iii) the merger consideration of $16.00 per share of DigitalBridge common stock.
Miscellaneous.   The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of DigitalBridge or DigitalBridge common stock. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.
Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to DigitalBridge and none of the selected transactions reviewed was identical to the mergers. However, the companies selected were chosen by J.P. Morgan because they are publicly traded companies with business models or certain operating characteristics that, for the purposes of J.P. Morgan’s analysis, may be considered similar to those of DigitalBridge. The transaction selected was similarly chosen because its participants, size and other factors, for the purposes of J.P. Morgan’s analysis, may be considered similar to the mergers. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to DigitalBridge and the transactions compared to the mergers.
As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise DigitalBridge with respect to the mergers and deliver an opinion to the DigitalBridge Board with respect to the mergers on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with DigitalBridge and the industries in which it operates.
For financial advisory services rendered in connection with the mergers, DigitalBridge has agreed to pay J.P. Morgan an estimated fee of approximately $28 million, $3 million of which became payable to J.P. Morgan at the time J.P. Morgan delivered its opinion and the remainder of which is contingent and payable upon the consummation of the mergers. In addition, DigitalBridge has agreed to reimburse J.P. Morgan for certain of its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement.
Other than financial advisory services rendered in connection with the mergers, during the two years preceding the date of J.P. Morgan’s written opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with DigitalBridge, for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included rendering certain investment banking services in connection with global securitized products. During the two years preceding the date of J.P. Morgan’s written opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with SoftBank Group, the ultimate parent of Parent, and/or its affiliates for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger on credit facilities in December 2024, February 2025, April 2025, November 2025 and December 2025, and acting as joint lead bookrunner on offerings of debt securities in July 2025 and October 2025. During the two years preceding the date of J.P. Morgan’s written opinion, neither J.P. Morgan nor its affiliates have had any other material financial advisory or other material commercial or investment banking relationships with portfolio companies of DigitalBridge. During the two year period preceding delivery of its opinion, the aggregate fees recognized by J.P. Morgan from DigitalBridge were approximately $700,000 and from SoftBank Group and/or its affiliates were approximately $20,000,000. In addition, J.P. Morgan and/or its affiliates are currently providing investment banking services to SoftBank Group and/or its affiliates, in connection with transactions that are unrelated to the mergers. J.P. Morgan and/or its affiliates expect to receive customary compensation in connection with such investment banking services which, considered in the aggregate and assuming all the transactions are actually completed, are expected by J.P. Morgan to be significantly greater than the fee for financial advisory services that J.P. Morgan expects to receive from DigitalBridge in connection with the mergers. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of DigitalBridge and SoftBank Group and/or its affiliates, for which it receives customary compensation or other financial benefits. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 2% of the outstanding common stock of DigitalBridge and less than 1% of the outstanding common stock of SoftBank Group. In the ordinary course of their businesses, J.P. Morgan and its affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of DigitalBridge or SoftBank Group for their own account or for the accounts of customers and, accordingly, likely hold long or short positions in such securities or other financial instruments.
Interests of DigitalBridge’s Executive Officers and Directors in the Mergers
In considering the recommendation of the DigitalBridge Board that you vote to approve the merger proposal, you should be aware that, aside from their interests as DigitalBridge stockholders, DigitalBridge’s directors and executive officers have interests in the mergers that are different from, or in addition to, the interests of DigitalBridge stockholders generally, which may create potential conflicts of interest. These interests are described in more detail below, and, with respect to the named executive officers of DigitalBridge, are quantified in the “Golden Parachute Compensation” table below. The DigitalBridge Board was aware of these interests and considered them when it approved the merger agreement and recommended common stockholder approval of the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal.
DigitalBridge’s named executive officers, who represent all of DigitalBridge’s executive officers, are Marc C. Ganzi (Chief Executive Officer), Benjamin J. Jenkins (Chief Investment Officer and President), Thomas Mayrhofer (Chief Financial Officer and Treasurer), Geoffrey Goldschein (Chief Legal Officer and Secretary), and Liam Stewart (Chief Operating Officer) (the “named executive officers” or “executive officers”).
With respect to DigitalBridge’s executive officers, these interests include:
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severance payments and benefits following a qualifying termination of employment without “cause” or a resignation for “good reason”, pursuant to the terms of each executive officer’s employment agreement, and, in the case of Mr. Ganzi, his right to receive his cash severance entitlement at closing pursuant to the terms and conditions of the letter agreement (described below);

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cancelling and cashing out of DigitalBridge specified awards held by the executive officers based on the merger consideration of $16.00, unless otherwise agreed to in writing by DigitalBridge and the applicable executive officer;

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DigitalBridge DSU awards and DigitalBridge OP LTIP unit awards held by members of the DigitalBridge Board and the executive officers, respectively, will fully vest (to the extent not already vested) and be cancelled and cashed out based on the merger consideration of $16.00;

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pursuant to their employment agreements, carried interest awards held by the executive officers will fully vest (to the extent not already vested);

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the letter agreement between Mr. Ganzi and Parent regarding the key terms of certain post-closing employment and equity compensation arrangements for Mr. Ganzi, and which contemplated certain post-closing employment and equity compensation arrangements terms that Parent wished to provide to certain other executive officers;

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the expected entry by certain executive officers, including Mr. Ganzi, into employment arrangements with Parent (or an affiliate thereof) following the Company merger effective time, on terms set forth in the letter agreement, with respect to Mr. Ganzi, or as otherwise mutually agreed by Parent (or an affiliate thereof) and such executive officer;

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as further contemplated by the letter agreement, the right of Messrs. Ganzi and Jenkins and one independent director nominated by Messrs. Ganzi and Jenkins (acceptable to Parent) to be appointed to the board of directors of DB Holdings; and

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the provision of indemnification, the advancement of expenses, exculpation and insurance arrangements pursuant to the merger agreement and DigitalBridge’s charter and bylaws, and performance under any indemnification agreements between DigitalBridge and its executive officers.

With respect to non-employee members of the DigitalBridge Board, these interests relate to the impact of the transactions contemplated by the merger agreement on the directors’ outstanding DigitalBridge equity awards (including the DigitalBridge DSU awards) and the provision of indemnification, the advancement of expenses, exculpation and insurance arrangements pursuant to the merger agreement and DigitalBridge’s charter and bylaws, which reflect that such directors may be subject to claims arising from their service on the DigitalBridge Board, subject in all respects to the merger agreement.
The merger will be a “change in control” for purposes of DigitalBridge’s executive compensation and benefit plans and agreements, as discussed below.
Treatment of Director and Executive Officer Equity Awards
As described in the section of this proxy statement entitled “The Merger Agreement — Treatment of DigitalBridge Equity Awards” beginning on page 92, the merger agreement provides that outstanding DigitalBridge equity awards under the DigitalBridge stock plans will be treated as set forth below.

DigitalBridge Restricted Stock Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge restricted stock award, each DigitalBridge restricted stock award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge restricted stock award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge restricted stock awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge RSU Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge RSU award, each DigitalBridge RSU award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge RSU award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge RSU awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge PSU Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge PSU award, each DigitalBridge PSU award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge PSU award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge PSU awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge Specified Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge specified award, each DigitalBridge specified award that is outstanding immediately prior to the Company merger effective time shall, automatically and without any action on the part of the holder, be cancelled in exchange for the right of the holder thereof to receive (a) a cash payment equal to (i) the number of shares of DigitalBridge common stock subject to such DigitalBridge specified award immediately prior to the Company merger effective time multiplied by (ii) the merger consideration, and (b) a cash payment equal to the accumulated dividend equivalents credited in respect of such DigitalBridge specified award (if any) as of immediately prior to the Company merger effective time, in each case, without interest and less applicable tax withholding. The number of shares of DigitalBridge common stock subject to each DigitalBridge specified award that is a DigitalBridge PSU award shall be determined by deeming the applicable performance conditions to be achieved at the greater of (1) target-level performance and (2) actual performance through the Company merger effective time, as reasonably determined by the DigitalBridge Board.
DigitalBridge DSU Awards.   As of the Company merger effective time, each DigitalBridge DSU award that is outstanding immediately prior to the Company merger effective time shall vest in full and shall, as of the Company merger effective time, automatically and without any action on the part of the holder, be cancelled in exchange for the right of the holder thereof to receive a cash payment equal to (i) the number of shares of DigitalBridge common stock subject to such DigitalBridge DSU award immediately prior to the Company merger effective time multiplied by (ii) the merger consideration, without interest.
DigitalBridge OP LTIP Unit Awards.   With respect to each DigitalBridge OP LTIP unit award which has vested in accordance with its terms prior to the Company merger effective time, prior to the Company merger effective time, DigitalBridge shall exercise its right to cause a forced redemption with respect to the maximum number of vested DigitalBridge OP LTIP units then eligible for conversion, such that as of immediately prior to the LLC merger effective time, each vested DigitalBridge OP LTIP unit shall be converted into one Company OP common unit, which will in turn be converted into the right to receive the LLC merger consideration. Each DigitalBridge OP LTIP unit that is outstanding and unvested immediately prior to the LLC merger effective time shall vest as of the business day prior to the closing as though the closing had occurred and be treated as vested DigitalBridge OP LTIP units as described above.

Payment for Company Equity Awards.   As promptly as reasonably practicable following the closing date, but in no event later than the first regularly scheduled payroll date that is not less than five business days after the closing date, the surviving corporation (or the applicable subsidiary) shall pay the DigitalBridge equity award holders, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect to the DigitalBridge equity awards that are cancelled and converted pursuant to the merger agreement, after giving effect to any required tax withholdings. Any DigitalBridge equity award holders who are not, and were not at any time during the vesting period of the applicable DigitalBridge equity awards, an employee of DigitalBridge or any of its subsidiaries will receive their payments, as applicable, through the paying agent for the Company merger, as more fully described elsewhere in this proxy statement.
Payments for Unvested Equity Awards
The following table sets forth the amounts that each of DigitalBridge’s directors and executive officers would receive with respect to the vesting of outstanding unvested DigitalBridge restricted stock awards, DigitalBridge RSU awards, DigitalBridge PSU awards, DigitalBridge DSU awards, DigitalBridge OP LTIP unit awards and carried interest awards on a “single trigger” basis upon the consummation of the merger, assuming the completion of the merger occurred on March 31, 2026. The numbers set forth below do not attempt to forecast any grants, additional issuances, dividends, additional deferrals or forfeitures of equity-based awards following December 31, 2025. The calculations set forth in the table below are based on outstanding unvested and unsettled DigitalBridge equity awards as of December 31, 2025, and the merger consideration of $16.00 (valuing all presently outstanding DigitalBridge PSU awards based on assumed target-level performance). Depending on when the Company merger effective time occurs, certain DigitalBridge equity awards shown in the table below may vest in accordance with their terms, without regard to the merger. As a result of the foregoing assumptions, which may or may not be accurate on the relevant date, the actual amounts, if any, to be realized by DigitalBridge’s directors and executive officers may materially differ from the amounts set forth below.
Estimated Payments for Unvested Equity Awards Table
Executive Officers and Directors	Aggregate Amount Payable for Unvested DigitalBridge Restricted Stock Awards ($)(1)	Aggregate Amount Payable for Unvested DigitalBridge RSU Awards ($)(2)	Aggregate Amount Payable for Unvested DigitalBridge PSU Awards ($)(3)	Aggregate Amount Payable for Unvested DigitalBridge DSU Awards ($)(4)	Aggregate Amount Payable for Unvested DigitalBridge OP LTIP Unit Awards ($)(5)	Aggregate Amount Payable for Unvested Carried Interest Awards ($)(6)
Marc C. Ganzi	3,844,512	—	5,409,976	—	—	1,794,257
Benjamin J. Jenkins	2,448,336	—	3,398,750	—	—	674,311
Thomas Mayrhofer	2,627,072	—	1,616,928	—	—	410,209
Geoffrey Goldschein	1,329,664	—	1,233,910	—	—	152,080
Liam Stewart	2,158,816	—	3,109,670	—	—	171,900
James Keith Brown	—	—	—	244,768	—	—
Nancy A. Curtin	—	—	—	244,768	—	—
Jeannie H. Diefenderfer	244,336	—	—	—	—
Gregory J. McCray	244,336	—	—	—	—
Shaka Rasheed	—	—	—	244,768	—
Dale Anne Reiss	244,336	—	—	—	—
David M. Tolley	244,336	—	—	—	—
Jay Wintrob	129,200	—	—	—	—

(1)
This amount includes the estimated value that each executive officer would have received in respect of the vesting of outstanding unvested DigitalBridge restricted stock awards based on the merger consideration and the assumed closing of the merger on March 31, 2026, on a “single-trigger” basis upon consummation of the Company merger.

(2)
This amount includes the estimated value that each executive officer would have received in respect of the vesting of outstanding unvested DigitalBridge RSU awards based on the merger consideration and the assumed closing of the merger on March 31, 2026, on a “single-trigger” basis upon consummation of the Company merger.

(3)
This amount includes the estimated value that each executive officer would have received in respect of the vesting of outstanding unvested DigitalBridge PSU awards based on the merger consideration and the assumed effective time of the merger on March 31, 2026, on a “single-trigger” basis upon consummation of the Company merger. As of December 31, 2025, there were accrued and unpaid dividends or dividend equivalents in respect of outstanding DigitalBridge PSU awards —  Mr. Ganzi $25,016, Mr. Jenkins $15,470, Mr. Mayrhofer $4,032, Mr. Goldschein $4,182 and Mr. Stewart $14,758.

(4)
Pursuant to the merger agreement, each outstanding unvested DigitalBridge DSU award will accelerate and vest at the Company merger effective time.

(5)
Pursuant to the merger agreement, each outstanding unvested DigitalBridge OP LTIP unit award will accelerate and vest at the Company merger effective time and be converted into one Company OP common unit, which will in turn be converted into the right to receive the LLC merger consideration.

(6)
This amount includes the estimated value that each executive officer would be deemed to have received in respect of the acceleration of vesting outstanding unvested carried interest awards and the assumed closing of the merger on March 31, 2026, on a “single-trigger” basis upon consummation of the Company merger. This amount is not payable until carried interest is actually realized by the Company.

Severance Benefits
Each executive officer is eligible for severance benefits in specified circumstances, as set forth in each such executive officer’s employment agreement.
If Mr. Ganzi’s employment is terminated by DigitalBridge without “cause” (as defined in the employment agreement and including non-renewal of the agreement by DigitalBridge) or by Mr. Ganzi for “good reason” (as defined in the employment agreement and described below), and Mr. Ganzi executes, and does not revoke, a general release of claims, he will be eligible to receive (a) a lump sum cash payment equal to three times the sum of his base salary and average annual bonus with respect to the three prior calendar years, (b) a lump sum cash payment equal to the annual bonus payable in respect of the year prior to the year of termination, if unpaid as of the date of termination, (c) a pro-rated target bonus for the year of termination, (d) continued medical, dental and vision benefits at active employee rates for 24 months following termination, (e) the continuation of certain benefits for 24 months following termination, and (f) full vesting of all equity and equity-based awards of DigitalBridge, carried interests and other like compensation that he holds, to the extent unvested immediately prior to the date of termination. In addition, for 18 months following the date of such termination, Mr. Ganzi will receive continued use of his office and the services of a personal assistant, in each case, commensurate with those provided prior to the date of termination. In the event of termination due to death or disability, Mr. Ganzi will receive (i) a lump sum cash payment equal to the annual bonus payable in respect of the year prior to the year of termination, if unpaid as of the date of termination, (ii) a pro-rated target bonus for the year of termination, (iii) full vesting of all equity-based awards of DigitalBridge (other than as specified in the terms of his sign-on award), carried interests and other like compensation that such executive holds, to the extent unvested upon such termination.
Effective as of the closing date, Mr. Ganzi’s existing employment agreement will be terminated and liquidated, and Parent will pay Mr. Ganzi all cash severance benefits to which he was entitled thereunder, in an amount equal to $7,313,256, on the condition that Mr. Ganzi reinvest the net after tax amount of such cash severance benefits into DB Holdings. Mr. Ganzi and Parent (or its affiliate) will enter a new employment agreement containing terms substantially similar to those terms provided for in Mr. Ganzi’s current employment agreement (including severance entitlements).
If any of the executive officers other than Mr. Ganzi are terminated by DigitalBridge without “cause” (as defined in the agreements and including non-renewal of the employment agreements by us) or by the executive for “good reason” (as defined in the agreement and described below), and the executive executes a release of claims, such executive will be entitled to receive (a) a lump sum cash payment equal to two times (or one times, in the case of Mr. Mayrhofer) the sum of base salary and average annual bonus with respect to the three prior calendar years (or in certain cases, the target bonus then in effect for such executive), (b) a lump sum cash payment equal to the annual bonus payable in respect of the year prior to the year of termination, if unpaid as of the date of termination, (c) a pro-rated target bonus for the year of termination, (d) full vesting of all equity-based awards of DigitalBridge, carried interests and other like compensation that such executive holds, to the extent unvested upon such termination, and (e) for Messrs, Jenkins and Goldschein, continued medical, dental and vision benefits at active employee rates for 24 months following termination. In the event of termination due to death or disability, the executive will receive (i) a lump sum cash payment equal to the annual bonus payable in respect of the year prior to the year of termination, if unpaid as of the date of termination, (ii) a pro-rated target bonus for the year of termination, (iii) full vesting of all equity-based awards of DigitalBridge, carried interests and other like compensation that such executive holds, to the extent unvested upon such termination.
In the event of a qualifying termination of employment without “cause” or a resignation for “good reason”, pursuant to the terms of each executive officer’s employment agreement, and, in the case of Mr. Ganzi, his right to receive his cash severance entitlement at the closing pursuant to the terms and conditions of the letter agreement (described below), the executive officers will be entitled to an aggregate amount of cash severance equal to $26,320,126. Additional detail regarding severance amounts for DigitalBridge’s named executive officers is described in the section entitled “The Merger Proposal (Proposal 1) — Interests of DigitalBridge’s Executive Officers and Directors in the Mergers — Potential Merger-Related Payments to Named Executive Officers” on page 75.
Each agreement includes a provision providing that if any payments to be made to the pertinent executive officer, whether under the employment agreement or otherwise, would subject such executive officer to the excise tax on so-called “golden parachute payments” in accordance with Sections 280G or 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), then the payments will be reduced to the extent necessary to avoid the excise tax, but only if the amount of the payments after such reduction would result in such executive officer receiving a greater net after-tax benefit than if all of the payments were provided and the excise tax were imposed.
Indemnification and Insurance
Pursuant to the terms of the merger agreement, DigitalBridge’s directors and executive officers will be entitled to certain ongoing indemnification, expense advancement and insurance arrangements. See the section entitled “The Merger Agreement — Indemnification of Directors and Officers; Insurance” beginning on page 111 for a description of such ongoing arrangements.
Other Interests
Mr. Ganzi entered into a letter agreement with Parent regarding the key terms of certain post-closing employment and equity compensation arrangements for Mr. Ganzi and which contemplated certain post-closing employment and equity compensation arrangements that Parent wished to provide to certain other executive officers. Pursuant to the letter agreement, Parent and Mr. Ganzi agreed to cooperate and negotiate in good faith and act reasonably to cause the adoption, implementation and entry into definitive agreements prior to or following the effective time. Such employment and equity compensation arrangements include (a) effective upon closing, a new employment agreement with Mr. Ganzi, which will (i) have substantially similar terms to his current employment agreement and (ii) provide Mr. Ganzi a base salary of $5,000,000 per year and a target annual bonus equal to 150% of his base salary (which will be no less than 100% of his base salary for the first full post-closing year) and (b) new equity awards in Parent or an affiliate of Parent following the closing. The letter agreement further provides for the transfer by Mr. Ganzi of 20% of his accrued carried interest in DigitalBridge Partners I as of December 31, 2025, to Parent in exchange for equity of Parent at a price per share equal to $16.00. The letter agreement specifies that all equity and carried interest awards held by Mr. Ganzi will accelerate and vest at the closing.
Pursuant to the letter agreement, the following executive officers will, at or following the closing, be eligible to receive new equity awards in Parent or an affiliate of Parent: Thomas Mayrhofer, Benjamin J.

Jenkins and Liam Stewart. The letter agreement further provides for certain executive officers to have the opportunity to transfer 20% of his respective accrued carried interest in DigitalBridge Partners I as of December 31, 2025, to Parent in exchange for equity of Parent or an affiliate thereof at a price per share equal to $16.00. The letter agreement specifies that all equity awards held by Messrs. Mayrhofer, Jenkins and Stewart will accelerate and vest at closing.
Under the letter agreement, Mr. Ganzi will invest $30 million in cash in Parent in connection with the LLC merger, with such investment being pari passu with SoftBank Group investment equity, and reinvest in Parent 30% of the after-tax portion of any cash distributions received in respect of his carried interest entitlements. Certain other executive officers may have the opportunity to invest up to $100 million in Parent, at or within the first anniversary of the closing, at a price per share equal to $16.00. Based on the discussions that have occurred following the execution of the letter agreement, the granting of equity awards and contemplated investments may occur at DB Holdings or an affiliate thereof rather than at Parent.
Potential Post-Closing Employment Arrangements with Parent
In addition to Mr. Ganzi, any of DigitalBridge’s executive officers who become officers or employees of, or are otherwise retained to provide services to, Parent or the surviving corporation may, before, on, or following the closing, enter into new individualized compensation arrangements with Parent, the surviving corporation or an affiliate thereof and may participate in cash or equity incentive or other benefit plans maintained by Parent, the surviving corporation or an affiliate thereof. As of the date of this proxy statement, other than the letter agreement referred to above, no new individualized compensation arrangements between DigitalBridge’s executive officers (including Mr. Ganzi) and DigitalBridge or the surviving corporation or an affiliate thereof have been entered into.
Membership of the Board of Directors of DB Holdings
Mr. Ganzi’s letter agreement with Parent also provides that, effective as of immediately following the closing, the board of directors of DB Holdings will be composed of seven directors — Messrs. Ganzi and Jenkins, one independent director nominated by Messrs. Ganzi and Jenkins and acceptable to Parent, and four directors appointed by Parent. If at any point Parent has not appointed all four directors, the directors appointed by Parent then in office will be entitled to cast the votes of the vacant Parent director seats. Parent will be entitled to appoint the chairperson of the board of DB Holdings.
Further, pursuant to the letter agreement, for as long he remains chief executive officer of the DigitalBridge platform, Mr. Ganzi will be entitled to (a) be a member of any existing investment committees of DigitalBridge, together with any investment committees of funds raised in the future by DigitalBridge and its subsidiaries, (b) set and determine the composition of any existing investment committees of DigitalBridge and its subsidiaries from and after the closing and (c) set and determine the composition of all future fund product investment committees, in the case of clauses (b) and (c) subject to SoftBank Group’s reasonable approval of the members of such committees.
Following the execution of the merger agreement, Mr. Tolley learned from SoftBank Group of its potential interest in his continued service as a member of the board of directors of DB Holdings. No terms of any such continuing role have been discussed with Mr. Tolley or any other members of the Board and no agreement with respect to continued service has been entered into.
Potential Merger-Related Payments to Named Executive Officers
The following table sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for DigitalBridge’s named executive officers based on the merger, assuming that (a) the merger is completed on March 31, 2026, (b) each named executive officer experiences a qualifying termination of employment immediately following the completion of the merger, (c) each named executive officer’s base salary rate, target annual bonus and benefits levels remain unchanged from those in effect as of the date of this proxy statement, (d) each named executive officer’s DigitalBridge equity awards remain unchanged as of December 31, 2025, and (e) the merger consideration is $16.00 per share. The actual amounts payable would depend on the date of termination, the manner of the termination and the terms of the agreements in effect at such time. The calculations in the table below neither include amounts that DigitalBridge’s named executive officers were already entitled to receive or were vested in as of the date of this proxy statement, nor do they include amounts under contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation in favor of the named executive officers and are available generally to all the salaried employees of DigitalBridge. Additionally, the calculations do not reflect any possible reductions under the Section 280G modified net cutback provisions described above in the section entitled “The Merger Proposal (Proposal 1) — Interests of DigitalBridge’s Executive Officers and Directors in the Mergers — Severance Benefits” on page 75. These amounts do not include any amounts payable in respect of any issuances or forfeitures of DigitalBridge equity awards that may be made or occur after December 31, 2025, and prior to the completion of the merger, and do not reflect any DigitalBridge equity awards that have vested or are expected to vest in accordance with their terms prior to the completion of the Company merger. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.
Golden Parachute Compensation
Named Executive Officers	Cash ($)(1)	Equity ($)(2)	Pension/ NQDCs ($)(3)	Perquisites/ Benefits ($)(4)	Other ($)(5)	Total ($)(6)
Marc C. Ganzi	10,076,616	11,048,745	—	481,144	—	21,606,505
Benjamin J. Jenkins	4,143,300	6,521,397	—	80,000	—	10,744,697
Thomas Mayrhofer	3,910,900	4,654,209	—	36,000	—	8,601,109
Geoffrey Goldschein	3,991,275	2,715,654	—	80,000	—	6,786,929
Liam Stewart	4,198,035	5,440,386	—	80,000	—	9,718,421

(1)
This amount includes the estimated total cash severance payments that may be provided by DigitalBridge on a “double-trigger” basis upon a termination without “cause” or resignation for “good reason”, subject to the execution and effectiveness of a separation agreement, including a general release of claims in favor of DigitalBridge, and includes (a) a lump sum cash payment equal to one times, for Mr. Mayrhofer; two times, for Messrs. Jenkins, Goldschein and Stewart; and three times, for Mr. Ganzi, the sum of the executive’s average base salary and the target bonus in effect, (b) lump sum payment of any unpaid bonus for the year preceding the termination, if any, and (c) the lump sum pro-rata target bonus for the effective period of employment for the year of termination, assuming the bonus was not paid in the year of termination. With respect to Mr. Ganzi, the foregoing cash severance benefits to which he is entitled under his existing employment agreement will be paid to Mr. Ganzi on a “single-trigger” basis, as described in Payments for Unvested Equity Awards, on the condition that Mr. Ganzi reinvest the net after tax amount of such cash severance benefits into DB Holdings.

(2)
Amounts shown reflect the estimated value of outstanding unvested DigitalBridge equity awards and carried interest awards that would vest and become payable in accordance with the award agreement, the terms of the letter agreement and treatment of equity awards set forth in the merger agreement, as applicable, on a “single-trigger” basis upon consummation of the Company merger. The values set forth in the “Equity” column in the table above are attributable to DigitalBridge restricted stock awards, DigitalBridge RSU awards, DigitalBridge PSU awards, DigitalBridge OP LTIP unit awards and carried interest awards. The estimated amount of each component is set forth in the table below:

Named Executive Officers	DigitalBridge Restricted Stock Awards ($)	DigitalBridge RSU Awards ($)	DigitalBridge PSU Awards ($)	DigitalBridge OP LTIP Unit Awards ($)	Carried Interest Awards ($)
Marc C. Ganzi	3,844,512	—	5,409,976	—	1,794,257
Benjamin J. Jenkins	2,448,336	—	3,398,750	—	674,311
Thomas Mayrhofer	2,627,072	—	1,616,928	—	410,209
Geoffrey Goldschein	1,329,664	—	1,233,910	—	152,080
Liam Stewart	2,158,816	—	3,109,670	—	171,900

(3)
None of the named executive officers will receive any pension or nonqualified deferred compensation benefit enhancements in connection with the Company merger.

(4)
This amount includes the estimated value of health and welfare benefits that may be provided by DigitalBridge upon a termination without “cause” or resignation for “good reason” subject to the execution and effectiveness of a separation agreement, including a general release of claims in favor of DigitalBridge, and includes, (a) continued medical, dental and vision benefits at active employee rates for 24 (12 months for Mr. Mayrhofer) months and (b) the continuation of certain benefits for 24 months following termination (12 months for Mr. Mayrhofer), but excludes any perquisites and other personal benefits or property, if any, with an aggregate value less than $10,000. For Mr. Ganzi, also includes the continued use of his office and the services of a personal assistant, in each case, commensurate with those provided prior to the date of termination, for 18 months following termination.

(5)
None of the named executive officers have any other benefits that would be paid out upon a qualifying termination following completion of the Company merger.

(6)
Includes the aggregate dollar value of the sum of all estimated amounts reported in the preceding columns.

Financing of the Mergers
The obligation of Parent and Merger Subs to consummate the mergers is not subject to any financing condition.
In connection with the financing of the mergers, Softbank Group Overseas entered into a commitment letter with Parent (such letter, the “commitment letter”), pursuant to which, among other things, SoftBank Group Overseas has committed to provide Parent with aggregate cash in an amount not to exceed $3,113,000,000 (the “Commitment”). The Commitment will be available to Parent (subject to the terms and conditions set forth in the commitment letter) to fund Parent’s payment obligations under the merger agreement, including (a) the aggregate merger consideration and all fees and expenses required to be paid by Parent, (b) the amount of the Parent termination fee, and (c) certain other payment and reimbursement obligations of Parent and Merger Subs under the merger agreement.
Regulatory Approvals Required for the Mergers
Each of Parent, the Merger Subs, DigitalBridge and Company OP have agreed to cooperate with each other, and to cause their respective affiliates and subsidiaries (if applicable) to, use their respective reasonable best efforts to take, or cause to be taken, on a timely basis, all actions necessary or appropriate for the purpose of consummating and effectuating the transactions contemplated by the merger agreement. The following is a summary of the regulatory approvals required for completion of the mergers, subject to further additions of incremental filings as the parties may deem necessary or advisable in connection with the mergers. There can be no assurance, however, as to whether and when any of the approvals required to be obtained for the transactions contemplated by the merger agreement will be obtained or as to the conditions or limitations that such approvals may contain or impose.
U.S. and Foreign Antitrust and FSR Approvals
Under the HSR Act and the rules that have been promulgated thereunder by the U.S. Federal Trade Commission (“FTC”), certain transactions may not be consummated unless information has been furnished to the Antitrust Division of the Department of Justice (“DOJ”) and the FTC, and certain waiting period requirements have been satisfied. The mergers are subject to these requirements and may not be completed until the expiration of a 30-day HSR Act waiting period following the filing of the required Notification and Report Forms with the DOJ and the FTC, or until early termination of the HSR Act waiting period is granted. The termination or expiration of the waiting period means the parties have satisfied the regulatory requirements under the HSR Act. The FTC granted early termination of the HSR Act waiting period on March 11, 2026.
It is not out of the ordinary for the FTC and the DOJ to scrutinize transactions of this size under U.S. antitrust laws. At any time before or after the consummation of the mergers, the DOJ, the FTC, a U.S. state, or a foreign governmental authority with jurisdiction over the parties could take action under the antitrust laws, including seeking to enjoin the consummation of the mergers, to unwind the mergers, to seek divestiture of particular assets or to seek conduct relief. Private parties also may seek to take legal action under the antitrust laws under certain circumstances.
The mergers are subject to review of the European Commission (“Commission”) under the European Commission Merger Regulation (Regulation EU 139/2004). Under the European Commission Merger Regulation, the mergers may not be completed until the expiration of a 25-business day review period from the formal acceptance and filing of a notification concerning the mergers with the Commission (following pre-notification discussions), unless clearance is granted earlier. This review period can be extended by 10 business days if the notifying parties offer commitments to the Commission to address competitive concerns raised by the Commission (if any) to obtain approval for the mergers. The review period starts the first business day after the formal acceptance and filing of the notification. If the Commission opens a Phase II in-depth investigation, the Commission has another 90 business days to issue a decision. This period can be extended by another 15 business days if the notifying parties offer commitments to the Commission.
The mergers are also subject to review under the FSR. Pursuant to the FSR, the Commission has 25 business days following formal acceptance and filing of the notification (following pre-notification discussions) to review the mergers and issue a clearance decision. If the Commission opens an in-depth investigation, it has another 90 business days to decide on the mergers. This period can be extended by another 15 business days if the notifying parties offer commitments to the Commission.
In addition, the mergers are subject to clearance or approval of the competition authorities under the antitrust laws of Australia, Japan and Mexico. Under the merger agreement the parties had 40 business days from the date of the merger agreement to file any application under the HSR Act, under foreign antitrust laws and under the FSR.
In each case, the mergers cannot be completed until the parties obtain clearance or approval to consummate the mergers or the applicable review periods have expired or been terminated. The parties have agreed to cooperate with each other and use their reasonable best efforts to make these filings as promptly as reasonably practicable. The relevant regulatory authorities could take remedial actions under the applicable regulatory laws as they deem necessary or desirable, including (but not limited to) seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights.
CFIUS and Foreign Investment Approvals
Under the terms of the merger agreement, the mergers cannot be completed until approval by CFIUS is obtained. The mergers will be reviewed by CFIUS pursuant to Section 721 of the Defense Production Act of 1950, as amended, and regulations thereunder issued by the Department of the Treasury (the “DPA”). Under this legal authority, the President of the United States (the “President”) may prohibit or suspend any acquisition, including by merger, of persons engaged in interstate commerce in the United States by foreign persons, on the recommendation of CFIUS that there is credible evidence that such acquisition threatens to impair the national security of the United States. Under the DPA, CFIUS has up to 90 calendar days from its formal acceptance of the parties’ joint voluntary notice to review and investigate the mergers (with the possibility of a one-time extension for an additional 15 days in certain extraordinary circumstances). CFIUS can conclude all action by determining that there are no unresolved national security concerns with the mergers, potentially contingent on mitigation measures negotiated with or imposed on the parties. The parties to the CFIUS notice may also, with CFIUS’s permission, withdraw and refile the joint voluntary notice to allow additional time to address potential concerns raised by CFIUS. If CFIUS cannot reach consensus on a disposition of its review or seeks to recommend a suspension or prohibition, CFIUS must submit a report to the President requesting the President to determine the disposition of the mergers. After receiving the report from CFIUS, the President would have 15 calendar days to take action regarding the mergers, including, potentially, their suspension or prohibition. Although there can be no assurance beforehand, both DigitalBridge and Parent believe that CFIUS will clear the mergers.
Completion of the mergers is further subject to receipt of certain other foreign direct investment review approvals, including notification, clearance and/or expiration or termination of any applicable waiting period in Australia, Austria, Belgium, Bulgaria, Canada, Denmark, France, Germany, Ireland, Italy, the Netherlands, Spain, Sweden and the United Kingdom.

In each case, the mergers cannot be completed until the parties obtain clearance or approval to consummate the merger or the applicable review periods have expired or been terminated. The parties have agreed to cooperate with each other and use their reasonable best efforts to make these filings as promptly as reasonably practicable. The relevant regulatory authorities could take such actions under the applicable regulatory laws as they deem necessary or desirable, including (but not limited to) seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights.
Federal Communications Commission and State Communications Approval
In addition, the consummation of the transactions contemplated by the merger agreement is subject to the receipt by the parties to the merger agreement of specified FCC and state PUC approvals.
Specifically, affiliates of DigitalBridge hold a number of FCC authorizations related to their use of wireless spectrum and the provision of regulated interstate and international services. FCC approval for changes of control over affiliates holding these authorizations is required before consummation of the transactions contemplated by the merger agreement. In determining whether to approve the proposed change of control of the affiliates of DigitalBridge holding FCC authorizations, the FCC considers whether such change of control serves the public interest and complies with applicable law. As part of this process, the FCC examines whether a proposed change in ownership is consistent with the Communications Act of 1934, as amended, and the FCC’s rules and policies implementing the same, including by examining, among other things, the effect of the proposed transfer on the public interest and the FCC’s policies encouraging competition. The FCC may refer certain of the change of control requests to Team Telecom. If the transactions contemplated by the merger agreement are referred to Team Telecom, the FCC will not issue its approval until it receives a statement of non-objection from Team Telecom. Team Telecom undertakes a national security and law enforcement review of applications filed with the FCC involving specified levels of proposed foreign ownership for certain regulated U.S. telecommunications assets. As part of any required review, Team Telecom will undertake a thorough assessment of the proposed foreign owners and the nature of the facilities and operations of DigitalBridge’s affiliates under review, and determine whether the parties should enter into a mitigation agreement, such as a Letter of Assurance or National Security Agreement, with one or more of the Team Telecom agencies that sets forth certain obligations that, in Team Telecom’s judgment, will address potential national security, law enforcement, or public safety concerns raised by the proposed foreign ownership of DigitalBridge. If a mitigation agreement is required by Team Telecom, the FCC will condition its approval on the parties’ compliance with the terms of such agreement. Under the merger agreement the parties had until 40 business days from the date of the merger agreement to file any FCC application.
Affiliates of DigitalBridge also hold state telecommunications certificates and licenses that require approval before control of DigitalBridge and its subsidiaries can be transferred to Parent. In addition, some state laws require prior approval for licensees to enter into certain financing arrangements. DigitalBridge and Parent will apply, as required, to state PUCs for these prior approvals. Under the merger agreement the parties had until 40 business days from the date of the merger agreement to make the applications to the state PUCs requiring approval of the transfer of control. The parties also will provide certain pre-closing notices to state PUCs as required by applicable law.
Federal Energy Regulatory Commission
Certain affiliates of DigitalBridge are deemed to be public utilities subject to the jurisdiction of FERC pursuant to the FPA. Section 203 of the FPA requires prior authorization from FERC for certain types of transactions, including those resulting in the direct or indirect change of control over a FERC jurisdictional public utility, those that result in a public utility merging or consolidating its FERC-jurisdictional facilities with those of any other person, those resulting in the acquisition of the securities of a public utility by a holding company, and those that result in the mergers of certain holding companies. Pursuant to the mergers, Parent will become the indirect parent of various portfolio companies of DigitalBridge that are public utilities under the FPA, resulting in a change of control over those public utilities. Thus, the mergers will require prior approval under the FPA due to the change of control over the public utility portfolio companies of DigitalBridge, which will be sought through a single, joint FPA application by those public utilities. Under the merger agreement, the parties had until 40 business days from the date of the merger agreement to file any FERC application.
FERC must authorize a merger or transaction pursuant to the FPA if it finds that the mergers or transactions are consistent with the public interest. FERC has stated that, in analyzing a merger or transaction, it will evaluate the following criteria: (a) the effect of the mergers or transactions contemplated by the merger agreement on competition in wholesale electric power markets; (b) the effect of the mergers or transactions contemplated by the merger agreement on the applicants’ FERC-jurisdictional ratepayers; and (c) the effect of the mergers or transactions contemplated by the merger agreement on state and federal regulation of the applicants.
In addition, in accordance with the Energy Policy Act of 2005, FERC also must find that the mergers or transactions contemplated by the merger agreement will not result in the cross-subsidization by public utility subsidiaries of other subsidiaries or improper encumbrances or pledges of utility assets and, if such cross-subsidization or encumbrances were to occur, whether they are consistent with the public interest.
Following a public notice and comment period where any interested party can raise any issue they deem relevant to FERC’s consideration of the joint application, FERC will review the foregoing factors to determine whether the mergers or transactions contemplated by the merger agreement are consistent with the public interest. If FERC finds that the mergers or transactions would adversely affect competition in wholesale electric power markets, rates for transmission or the wholesale sale of electric energy, or regulation, or that the merger or transaction would result in cross-subsidies or improper encumbrances that are not consistent with the public interest, it may impose remedial conditions intended to mitigate such effects or it may decline to authorize the mergers or transactions contemplated by the merger agreement. Such conditions may or may not be consistent with the recommendations contained in comments submitted during the notice period.
In the event FERC chooses to impose remedial conditions, Parent and DigitalBridge would then review such conditions in light of the requirements imposed pursuant to the merger agreement. Based on FERC precedent, Parent and DigitalBridge believe that the mergers should satisfy FERC’s merger guidelines as well as its standards regarding cross-subsidization and encumbrances, and that any conditions imposed by FERC would not have a material adverse effect of the type described by the merger agreement that would permit Parent or DigitalBridge to refuse to accept such conditions. However, there can be no guarantee that FERC will agree with the parties’ characterization of FERC precedent or that FERC will not change its analytic framework in a manner adverse to the parties.
FERC is required to rule on a completed merger application not later than 180 days from the date on which the completed application is filed. Such a ruling could either approve or deny the application or approve the application with conditions. FERC may, however, for good cause, issue an order extending the time for its consideration of the merger application for up to an additional 180 days. If no order is issued within the statutory deadline and FERC does not extend such deadline, then the transaction is deemed to be approved. There is no guarantee that FERC will approve the mergers or that it will not extend the time period for its review, not initiate an evidentiary hearing or not impose remedial conditions on its approval that are unacceptable to Parent, Merger Subs, and DigitalBridge in light of the requirements imposed under the merger agreement.
If FERC approves the mergers, interested parties that intervened in the proceeding before the agency can seek rehearing before the agency and, if rehearing is denied, can file a petition for review in the applicable U.S. Courts of Appeals. Such rehearing requests and petitions for review do not automatically stay the effectiveness of the FERC order approving the mergers, but parties could seek such a stay. If such a stay were to be granted, the mergers could not take place until the stay is lifted or the rehearing or petition for review resolved in favor of Parent, Merger Subs, and DigitalBridge.
Aside from the required authorization under the FPA, the mergers may require the parties to prepare and submit certain filings pursuant to Section 205 of the FPA (“Section 205”) related to market-based rate authorizations of certain public utility subsidiaries. None of these Section 205 filings is a required statutory approval for completing the merger as such filings would occur post-closing.

Financial Regulatory Approvals
The consummation of the mergers is subject to the receipt by the parties to the merger agreement of specified financial regulatory approvals.
Financial Conduct Authority (United Kingdom)
Certain affiliates of DigitalBridge are authorized by the FCA for the provision of investment advice and other regulated financial services in the UK. Part XII of the United Kingdom Financial Services and Markets Act 2000, as amended, requires approval from the FCA prior to completion of certain transactions resulting in a change in control over an FCA-authorized entity. Pursuant to the merger agreement, Parent will become the indirect parent of certain DigitalBridge affiliates that are authorized by the FCA, resulting in such a change in control. Under the merger agreement, the parties had until 40 business days from the date of the merger agreement to file any application seeking approval from the FCA for this change-in-control.
The FCA has a formal assessment period of up to 60 working days to assess a change in control application. This assessment period begins on the day the FCA acknowledges receipt of a complete change in control application. The assessment period may be delayed by up to 30 working days in the event the FCA requests further information from the applicant. When assessing the proposed transaction, the FCA will consider the suitability of the proposed new controllers of the relevant authorized entities and have regard to the likely influence of the new controller over the regulated entities. The FCA shall not consider in its assessment the economic needs of the market.
The FCA may choose to: (a) approve the proposed change in control; (b) approve the change in control subject to specified conditions; or (c) reject the application for change in control. The FCA may only reject an application if there are reasonable grounds for doing so based on the assessment criteria or if the application is incomplete. The FCA should reach a decision before the expiry of the assessment period; if the assessment period expires without the FCA notifying the applicant of its decision, the application is deemed to be approved.
Monetary Authority of Singapore (Singapore)
An affiliate of DigitalBridge is regulated by the MAS as a holder of a capital markets services licence in Singapore. Under Section 97A of the Securities and Futures Act 2001 of Singapore, MAS’ approval would be required prior to the consummation of any transaction which would result in a change in the “effective controller” of an MAS-regulated capital markets services licensee. Specifically, in relation to the Singapore-regulated affiliate, prior approval would have to be obtained in respect of any change of its members or shareholdings of its members which will result in any person, alone or acting together with any connected person, being in a position to control not less than 20% of the voting power or to hold interest in not less than 20% of the issued shares (such person, the “effective controller”). Such prior approval would have to be obtained by the Singapore-regulated affiliate and any incoming effective controller from MAS before completion of the mergers.
Under the merger agreement, the parties had until 40 business days from the date of the merger agreement to file any MAS application.
There is no prescribed statutory timeline which the MAS commits to for the application review process; timings are contingent on factors including the complexity of the proposed transaction and the volume of questions raised by the MAS.
Other Regulatory Approvals
In addition, the consummation of the transactions contemplated by the merger agreement is subject to the receipt by the parties to the merger agreement of specified other regulatory approvals, including from the Infocomm Media Development Authority in Singapore.
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DigitalBridge and Parent have applied, or will apply, for those domestic and international antitrust, foreign direct investment, national security and regulatory approvals that they have agreed to seek in connection with the transactions contemplated by the merger agreement. SoftBank Group, the “ultimate parent” of Parent, has agreed to cooperate with Parent and DigitalBridge and take actions that Parent is required to take under the merger agreement in connection with obtaining regulatory approvals in connection with the transactions contemplated by the merger agreement. Additionally, if the parties discover that other antitrust or regulatory approvals are necessary or advisable in connection with the mergers, they may determine or be required to make notification filings, forms and submissions in connection therewith.
Material U.S. Federal Income Tax Consequences of the Company Merger
The exchange of DigitalBridge common stock for cash pursuant to the Company merger generally will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder (as defined in the section of this proxy statement entitled “Material U.S. Federal Income Tax Consequences of the Company Merger” beginning on page 124) whose shares of DigitalBridge common stock are converted into the right to receive cash in the Company merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. holder’s adjusted tax basis in such shares at the time of the exchange. Gain or loss will be determined separately for each block of shares of DigitalBridge common stock (i.e., shares of DigitalBridge common stock acquired at the same cost in a single transaction).
The determination of the actual tax consequences of the merger to a holder of DigitalBridge common stock will depend on the holder’s specific situation. You should read the section of this proxy statement entitled “Material U.S. Federal Income Tax Consequences of the Company Merger” beginning on page 124 and consult your tax advisors regarding the U.S. federal income tax consequences of the merger to you in your particular circumstances, as well as tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.
Delisting and Deregistration of DigitalBridge Common Stock
As promptly as reasonably practicable following the completion of the Company merger, the DigitalBridge common stock currently listed on the NYSE will cease to be listed on the NYSE and will be deregistered under the Exchange Act.
Appraisal Rights
Notwithstanding that holders of DigitalBridge common stock would not otherwise have the rights provided for under Title 3, Subtitle 2 of the MGCL in respect of the Company merger, under Section 5.10 of the charter of DigitalBridge, each holder of DigitalBridge common stock is entitled to object to the Company merger and demand the fair value of such holder’s DigitalBridge common stock from the successor in the Company merger if the holder complies with the requirements to properly exercise such rights set forth in Title 3, Subtitle 2 of the MGCL to the same extent as if the holders were exercising the rights of an objecting stockholder provided for in Title 3, Subtitle 2 of the MGCL or any successor statute including, without limitation, voting against the Company merger and providing DigitalBridge with all required notices. The following is a description of the material terms of such appraisal rights of holders of DigitalBridge common stock. This summary is not intended to be complete and is qualified in its entirety by reference to Section 5.10 of the charter of DigitalBridge and Title 3, Subtitle 2 of the MGCL, a copy of which is attached to this proxy statement as Annex D.
A DigitalBridge stockholder who wishes to exercise his or her rights as a dissenting stockholder in the event the Company merger is approved must:
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be a record holder of DigitalBridge common stock as to which he or she seeks appraisal rights on the record date;

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file a written objection with DigitalBridge at or before the special meeting of stockholders to be held on April 23, 2026. The written objection should be mailed to 750 Park of Commerce Drive, Suite 210, Boca Raton, Florida 33487, Attention: Chief Legal Officer and Secretary;

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not vote his or her DigitalBridge common stock in favor of approval of the Company merger; and

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deliver to DigitalBridge not later than 20 days after the Maryland State Department of Assessments and Taxation (the “SDAT”) accepts the Articles of Merger for the Company merger for record a written demand for payment of the fair cash value of the shares as to which he or she seeks appraisal rights. The written demand must state the name of the stockholder and the number and class of shares as to which he or she seeks appraisal rights. DigitalBridge will promptly notify each objecting stockholder when the SDAT has accepted the Articles of Merger for the Company merger for record.
Any written demand for payment should be mailed or delivered to:
DigitalBridge Group, Inc.
Attention: Chief Legal Officer and Secretary
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
As the written demand must be delivered to DigitalBridge within the 20-day period after the SDAT accepts the Articles of Merger for the Company merger for record, it is recommended that a dissenting stockholder use certified or registered mail, return receipt requested, to confirm that he or she has made a timely delivery.
If your shares are not registered in your name and you beneficially own them through a broker, bank or other nominee (i.e., you hold them in “street name”), the record holder of the shares must exercise your dissenters’ rights on your behalf. You must call your broker, bank or other nominee if you do not hold your shares of record and you would like to exercise your dissenters’ rights.
Holders of the outstanding Series H, I and J preferred stock of DigitalBridge are not entitled to appraisal rights in connection with the Company merger.
Failure to comply strictly with these procedures will cause you to lose your dissenters’ rights. Consequently, if you desire to exercise your dissenters’ rights, you are urged to consult a legal advisor before attempting to exercise these rights.

THE MERGER AGREEMENT
The following discussion sets forth the principal terms of the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the merger agreement and not by this discussion, which is summary by nature. This discussion is not complete and is qualified in its entirety by reference to the complete text of the merger agreement. You are encouraged to read the merger agreement carefully in its entirety, as well as this proxy statement and any documents incorporated by reference herein, before making any decisions regarding the Company merger.
Explanatory Note Regarding the Merger Agreement
The merger agreement and this summary of its terms have been included to provide you with information regarding the terms of the merger agreement. Factual disclosures about DigitalBridge contained in this proxy statement or in DigitalBridge’s public reports filed with the SEC may supplement, update or modify the factual disclosures about DigitalBridge contained in the merger agreement and described in this summary. The representations, warranties and covenants made in the merger agreement by DigitalBridge, Parent, Merger Subs and Company OP were qualified and subject to important limitations agreed to by DigitalBridge, Parent, Merger Subs and Company OP in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to close the mergers if the representations and warranties of the other party prove to be untrue, due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, and were not intended by the parties to the merger agreement to be a characterization of the actual state of facts or condition of DigitalBridge, Parent, Merger Subs and Company OP except as expressly stated in the merger agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures that were made by DigitalBridge or Company OP to Parent and the Merger Subs, which disclosures are not reflected in the merger agreement attached as Annex A to this proxy statement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since December 29, 2025, and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement or in the public filings made by DigitalBridge with the SEC.
Additional information about DigitalBridge may be found elsewhere in this proxy statement and DigitalBridge’s other public filings. See “Where You Can Find Additional Information” beginning on page 129 of this proxy statement.
When the Mergers Become Effective
The closing of the mergers (the “closing”) will take place by electronic exchange of signatures and documents or, to the extent such exchange is not practicable, at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, on the fifth business day after the satisfaction or waiver (subject to applicable law) of the conditions set forth in the merger agreement (other than those conditions that, by their terms, are to be satisfied on the closing date, but subject to the satisfaction or waiver (subject to applicable law) of those conditions as of the closing), unless another date is agreed to in writing by DigitalBridge and Parent.
Subject to the provisions of the merger agreement, DigitalBridge and Parent will cause the Company merger to be consummated by duly executing and filing as soon as practicable on the closing date (A) articles of merger for the Company merger (the “Articles of Merger”) with the SDAT, in such form as required by, and executed in accordance with the relevant provisions of, the MGCL and (B) any other filings, recordings or publications required, if any, under the MGCL in connection with the Company merger, including the payment of any taxes and fees in connection therewith. The Company merger shall become effective at the time when the Articles of Merger have been accepted for record by the SDAT, with such date and time specified in the Articles of Merger, or on such other date and time as may be agreed to by DigitalBridge and Parent and specified in the Articles of Merger, but in any event prior to the LLC merger (the date and time the Company merger becomes effective being the “Company merger effective time”).
Subject to the provisions of the merger agreement, DigitalBridge and Parent will cause the LLC merger to be consummated by duly executing and filing as soon as practicable on the closing (A) a certificate of merger with respect to the LLC merger (the “LLC Certificate of Merger”) with the Delaware Secretary of State (the “DSS”), in such form as required by, and executed in accordance with, the applicable provisions of the DLLCA and (B) any other filings, recordings or publications required, if any, under the DLLCA in connection with the LLC merger. The LLC merger shall become effective at the time that the LLC Certificate of Merger has been accepted for filing by the DSS or at such other date and time as may be agreed to by DigitalBridge and Parent and specified in the LLC Certificate of Merger (the date and time the LLC merger becomes effective being the “LLC merger effective time”), it being understood and agreed that the parties shall cause the LLC merger effective time to occur promptly following the Company merger effective time.
Structure of the Merger; Directors and Officers
Upon the terms and subject to the conditions of the merger agreement, and in accordance with the MGCL, at the Company merger effective time, Merger Sub I will be merged with and into DigitalBridge and the separate corporate existence of Merger Sub I will cease, with DigitalBridge continuing as the surviving corporation and a wholly owned subsidiary of Parent. At the Company merger effective time, (a) the charter of the surviving corporation will be amended and restated to read in its entirety as set forth on Exhibit A of the merger agreement, and as so amended and restated will be the charter of the surviving corporation and (b) DigitalBridge and Parent will take the actions necessary so that, at the Company merger effective time, the bylaws of Merger Sub I, as in effect immediately prior to the Company merger effective time, shall be adopted as the bylaws of the surviving corporation (except that all references to Merger Sub I will automatically be amended and shall become references to the surviving corporation), in each case, until thereafter amended in accordance with applicable law, the charter and bylaws of the surviving corporation, and the terms of the merger agreement.
Upon the terms and subject to the conditions of the merger agreement, and in accordance with the DLLCA, at the LLC merger effective time, the certificate of formation and the limited liability company agreement of Company OP, as in effect immediately prior to the LLC merger effective time, will be amended and restated to read in its entirety as set forth on Exhibit B of the merger agreement, and as so amended and restated will be the certificate of formation and the limited liability company agreement of Company OP, until thereafter amended in accordance with applicable law and the limited liability company agreement of Company OP.
The board of directors of the surviving corporation immediately following the Company merger effective time will consist of the members of the board of directors of Merger Sub I immediately prior to the Company merger effective time, until their successors have been duly elected or appointed and qualified in accordance with applicable law. The officers and authorized signatories of Company OP immediately following the LLC merger effective time will consist of the officers and authorized signatories of Merger Sub II immediately prior to the LLC merger effective time, until their successors have been duly elected or appointed and qualified in accordance with applicable law. The officers of the surviving corporation will be designated in writing by Parent at least five business days prior to the closing date.
Effect of the Company Merger on DigitalBridge Common Stock
At the Company merger effective time, by virtue of the Company merger and without any action on the part of DigitalBridge, Parent, Merger Sub I or the holders of DigitalBridge common stock, each share of DigitalBridge common stock issued and outstanding immediately prior to the Company merger effective time (other than cancelled shares, converted shares and dissenting shares) will be converted into the right to receive the merger consideration. From and after the Company merger effective time, such shares of DigitalBridge common stock will no longer be outstanding and will automatically be cancelled and will cease to exist, and each former holder of such shares will cease to have any rights with respect thereto, except for the right to receive the merger consideration to be paid in consideration therefor in accordance with the merger agreement.

Each cancelled share will cease to be outstanding, will be automatically cancelled without any conversion thereof or payment, delivery or exchange of any therefor, and such shares will cease to exist (each, a “cancelled share”). Each converted share will be converted into such number of shares (or fractions thereof) of the surviving corporation such that the ownership percentages of any such subsidiary in the surviving corporation immediately following the Company merger effective time shall be equal to the ownership percentage of such subsidiary in DigitalBridge immediately prior to the Company merger effective time.
At the LLC merger effective time, except as otherwise agreed in writing between a holder of Company OP common units and Parent, by virtue of the LLC merger and without any action on the part of Company OP or Merger Sub II, each Company OP common unit issued and outstanding immediately prior to the LLC merger effective time (other than cancelled units and converted units) will be converted into the right to receive the LLC merger consideration. From and after the LLC merger effective time, such Company OP common units will no longer be outstanding and will automatically be cancelled and will cease to exist, and each former holder of such units will cease to have any rights with respect thereto, except for the right to receive the LLC merger consideration to be paid in consideration therefor in accordance with the merger agreement.
At the LLC merger effective time, each converted unit will remain outstanding as common units of the surviving company following the LLC merger and will not be converted into the right to receive the LLC merger consideration. Each cancelled unit will no longer be outstanding and will automatically be cancelled and will cease to exist, and no consideration will be given in exchange.
At the Company merger effective time, Company warrants shall be treated in accordance with Section 2(b) of the applicable Company warrant. Each Company warrant that is exercised will be exchanged for the right to receive cash, in accordance with Section 2(b) of the applicable Company warrant, without interest and subject to any withholding required under applicable tax law.
Treatment of DigitalBridge Equity Awards
The merger agreement provides that outstanding DigitalBridge equity awards under the DigitalBridge stock plans will be treated as set forth below.
DigitalBridge Restricted Stock Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge restricted stock award, each DigitalBridge restricted stock award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge restricted stock award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge restricted stock awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge RSU Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge RSU award, each DigitalBridge RSU award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge RSU award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge RSU awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge PSU Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge PSU award, each DigitalBridge PSU award (excluding any DigitalBridge specified award) that is outstanding immediately prior to the Company merger effective time shall remain outstanding following the Company merger effective time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such DigitalBridge PSU award) as applied as of immediately prior to the Company merger effective time. Holders of DigitalBridge PSU awards will not be entitled to any merger consideration, except as otherwise described herein.
DigitalBridge Specified Awards.   Except as otherwise agreed to in writing prior to the Company merger effective time by DigitalBridge and a holder of a DigitalBridge specified award, each DigitalBridge specified award that is outstanding immediately prior to the Company merger effective time shall, automatically and without any action on the part of the holder, be cancelled in exchange for the right of the holder thereof to receive (a) a cash payment equal to (i) the number of shares of DigitalBridge common stock subject to such DigitalBridge specified award immediately prior to the Company merger effective time multiplied by (ii) the merger consideration, and (b) a cash payment equal to the accumulated dividend equivalents credited in respect of such DigitalBridge specified award (if any) as of immediately prior to the Company merger effective time, in each case, without interest and less applicable tax withholding. The number of shares of DigitalBridge common stock subject to each DigitalBridge specified award that is a DigitalBridge PSU award shall be determined by deeming the applicable performance conditions to be achieved at the greater of (1) target-level performance and (2) actual performance through the Company merger effective time, as reasonably determined by the DigitalBridge Board.
DigitalBridge DSU Awards.   As of the Company merger effective time, each DigitalBridge DSU award that is outstanding immediately prior to the Company merger effective time shall vest in full and shall, as of the Company merger effective time, automatically and without any action on the part of the holder, be cancelled in exchange for the right of the holder thereof to receive a cash payment equal to (a) the number of shares of DigitalBridge common stock subject to such DigitalBridge DSU award immediately prior to the Company merger effective time multiplied by (b) the merger consideration, without interest.
DigitalBridge OP LTIP Unit Awards.   With respect to each DigitalBridge OP LTIP unit award which has vested in accordance with its terms prior to the Company merger effective time, prior to the Company merger effective time, DigitalBridge shall exercise its right to cause a forced redemption with respect to the maximum number of vested DigitalBridge OP LTIP units then eligible for conversion, such that as of immediately prior to the LLC merger effective time, each vested DigitalBridge OP LTIP unit shall be converted into one Company OP common unit, which will in turn be converted into the right to receive the LLC merger consideration. Each DigitalBridge OP LTIP unit that is outstanding and unvested immediately prior to the LLC merger effective time shall vest as of the business day prior to the closing as though the closing had occurred and be treated as vested DigitalBridge OP LTIP units as described above.
Payment for Company Equity Awards.   As promptly as reasonably practicable following the closing date, but in no event later than the first regularly scheduled payroll date that is not less than five business days after the closing date, the surviving corporation (or the applicable subsidiary) shall pay the DigitalBridge equity award holders, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect to the DigitalBridge equity awards that are cancelled and converted pursuant to the merger agreement, after giving effect to any required tax withholdings. Any DigitalBridge equity award holders who are not, and were not at any time during the vesting period of the applicable DigitalBridge equity awards, an employee of DigitalBridge or any of its subsidiaries will receive their payments, as applicable, through the paying agent for the Company merger, as more fully described elsewhere in this proxy statement.
Treatment of DigitalBridge Preferred Stock
Each share of Company preferred stock issued and outstanding immediately prior to the Company merger effective time shall remain outstanding as a share of Company preferred stock of the surviving corporation, and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in DigitalBridge’s charter pertaining to the applicable series of Company preferred stock.
Payment for DigitalBridge Common Stock
Immediately prior to the Company merger effective time, Parent will deposit, or cause to be deposited, with a paying agent selected by Parent and reasonably acceptable to DigitalBridge, cash in an amount sufficient to pay the aggregate merger consideration pursuant to the merger agreement, after giving effect to the cash deposited by DigitalBridge or its subsidiaries with the paying agent at or immediately prior to the closing date. As soon as reasonably practicable after the Company merger effective time (and in any event within five business days after the Company merger effective time), Parent will cause the paying agent to mail (and to make available for collection by hand) to each holder of certificates immediately prior to the Company merger effective time (other than holders of only cancelled shares, converted shares and dissenting shares) (a) transmittal materials, including a letter of transmittal in a form as Parent may reasonably specify, which will specify that delivery of certificates will be effected, and risk of loss and title to the certificates will pass only upon proper delivery of the certificates (or affidavits in lieu thereof in accordance with the merger agreement) and (b) instructions for use in effecting the surrender of the certificates in exchange for the merger consideration.
Following the Company merger effective time, upon surrender of a certificate (or an affidavit of loss in lieu thereof in accordance with the merger agreement) to the paying agent in accordance with such transmittal materials and instructions, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto (and such other documents as may be reasonably required pursuant thereto), the holder of record of such certificate will be entitled to receive in exchange therefor a cash payment in an amount (after giving effect to any required tax withholding) equal to the merger consideration multiplied by the number of shares of DigitalBridge common stock previously represented by such certificate and the certificate so surrendered will immediately be cancelled. Each holder of a book-entry share representing shares of DigitalBridge common stock (other than cancelled shares, converted shares and dissenting shares, as described in the merger agreement) will be entitled to receive, and Parent will cause the paying agent to pay and deliver in exchange therefor as promptly as reasonably practicable after the paying agent’s receipt following the closing of an “agent’s message” in customary form or such other evidence, if any, as the paying agent may reasonably request, a cash payment in an amount (after giving effect to any required tax withholding) equal to the merger consideration multiplied by the number of shares of DigitalBridge common stock previously represented by such book-entry share and the book-entry shares so surrendered will immediately be cancelled. No interest will be paid or accrued on any amount payable upon the surrender of the certificates or book-entry shares.
Representations and Warranties
The merger agreement contains representations and warranties made by DigitalBridge to Parent and the Merger Subs and by Parent to DigitalBridge and Company OP. Certain of the representations and warranties in the merger agreement are subject to materiality or material adverse effect (as defined below) qualifications. Specifically, the representations and warranties subject to these qualifications will not be deemed to be inaccurate or incorrect unless their failure to be true or correct (a) is material, (b) would result or would reasonably be expected to result, individually or in the aggregate, in a material adverse effect on the party making such representation or warranty or (c) would materially impede, delay or impair the ability of the party making such representation or warranty to perform its obligations under the merger agreement or the consummation of the transactions contemplated by the merger agreement, depending on whether the representation and warranty is qualified by language similar to that set forth in clause (a), (b) or (c) above.
In addition, certain of the representations and warranties in the merger agreement are subject to knowledge qualifications, which means that those representations and warranties would not be deemed untrue, inaccurate or incorrect as a result of matters of which certain individuals from the party making the representation (who are specified in qualifying the “to the knowledge” of such party for purposes of the merger agreement) did not have actual knowledge.
Furthermore, each of the representations and warranties made by DigitalBridge to Parent and the Merger Subs is subject to the qualifications set forth on the disclosure letter delivered to Parent by DigitalBridge immediately prior to the execution of the merger agreement (the “Company disclosure letter”), as well as the reports of DigitalBridge filed with or furnished to the SEC during the period from December 31, 2022 through December 28, 2025 (excluding any disclosures set forth under the captions “Risk Factors” or “Forward-Looking Statements” and in any other section to the extent they are predictive, cautionary or forward-looking in nature, in each case other than any description of historic facts or events included therein).
In the merger agreement, DigitalBridge has made representations and warranties to Parent and the Merger Subs regarding:

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organization, good standing, authority and qualification to conduct its business and that of its subsidiaries;

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certificate of incorporation and bylaws;

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the absence of violations of, or conflicts with, DigitalBridge’s or its subsidiaries’ organizational documents, applicable law and certain contracts as a result of the execution, delivery and performance of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement;

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capitalization;

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corporate authority and power with respect to the execution and delivery of the merger agreement and performance of DigitalBridge’s obligations thereunder;

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the consent of and filings with governmental entities needed in connection with DigitalBridge’s execution and delivery of the merger agreement or the consummation of the mergers and the other transactions contemplated by the merger agreement;

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the compliance with GAAP with respect to financial statements included in or incorporated by reference in its SEC filings;

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certain disclosure controls and procedures and internal controls over financial reporting;

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compliance with certain laws and regulations (including possession of, and compliance with, licenses required to conduct DigitalBridge’s business);

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the proper filing of reports with the SEC since December 31, 2022 and the compliance with applicable listing and corporate governance rules and regulations of the NYSE;

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the absence of litigation and governmental orders;

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tax matters;

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certain material contracts;

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funds and assets under management matters;

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labor and employment matters affecting DigitalBridge or its subsidiaries, including DigitalBridge’s employee benefit plans;

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conduct of business in the ordinary course from December 31, 2024 through the date of the merger agreement;

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the absence of any event, development, change, circumstance, condition, state of facts, occurrence or effect that, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect on DigitalBridge from December 31, 2024 through the date of the merger agreement;

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the absence of certain actions taken by DigitalBridge from December 31, 2024 through the date of the merger agreement that, if taken after the date of the merger agreement, would require the consent of Parent under the interim operating covenants of the merger agreement;

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the DigitalBridge Board’s approval of the transactions contemplated by the merger agreement;

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the inapplicability of anti-takeover laws to the transactions contemplated by the merger agreement;

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title to properties and assets;

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real property;

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environmental matters;

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intellectual property, information security and data privacy;

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security clearances;

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insurance;

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brokers and finders;

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the opinions of DigitalBridge’s financial advisors;

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the absence of certain undisclosed liabilities;

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ERISA plan asset matters;

In the merger agreement, Parent has made representations and warranties to DigitalBridge and Company OP regarding:
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organization, good standing, authority and qualification to do business;

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corporate authority and power with respect to the execution, delivery and performance of their obligations under the merger agreement;

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the absence of violations of, or conflicts with, Parent’s or Merger Subs’ organizational documents, applicable law and certain contracts as a result of Parent’s or Merger Subs’ execution, delivery and performance of the merger agreement by Parent and Merger Subs, and the consummation of the mergers and the other transactions contemplated by the merger agreement;

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the sufficiency of filings with governmental entities needed in connection with the execution, delivery and performance of the merger agreement and the consummation of the mergers and the other transactions contemplated by the merger agreement;

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absence of litigation and governmental orders;

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ERISA plan asset matters;

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board approval;

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the committed equity financing and the availability and sufficiency of equity financing in accordance with the equity commitment letter;

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the solvency of Parent and the Merger Subs to complete the transaction;

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operation and ownership of the Merger Subs;

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information supplied by Parent and Merger Sub I in connection with the proxy statement to be sent to the stockholders of DigitalBridge in connection with the special meeting;

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brokers and finders;

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the absence of certain voting requirements;

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solvency of the surviving corporation;

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the absence of Parent’s beneficial ownership of DigitalBridge;

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the absence of certain arrangements with any stockholder, member of management or director of DigitalBridge related to the transactions contemplated by the merger agreement or management of the surviving corporation; and

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investment advisor eligibility.

For purposes of the merger agreement, a “material adverse effect” on DigitalBridge means any event, development, change, circumstance, condition, state of facts, occurrence or effect (“effect”) that, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect on the business, financial condition, properties, assets, operations, liabilities or results of operations of the DigitalBridge and its subsidiaries, taken as a whole; provided, however, that no effects to the extent resulting from the following, either alone or in combination, shall constitute a material adverse effect or be taken into account in determining whether a material adverse effect has occurred, is occurring or would reasonably be expected to occur:
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general changes in or with respect to the economy or the banking, credit, capital, securities or financial markets in the United States or elsewhere in the world, including supply chain disruptions, labor shortages, or changes in inflation, prevailing interest rates, credit availability and liquidity, currency exchange rates or price levels or trading volumes in the United States or foreign securities or credit markets;

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conditions (or changes therein) generally affecting the industries or geographic regions in which DigitalBridge or any of its subsidiaries operates;

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any political or geopolitical conditions, any anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions (including in connection with any dispute involving the Russian Federation and Ukraine), outbreak of hostilities, armed conflicts, acts of war (whether or not declared), rebellion, insurrection, sabotage, terrorism or military actions, civil unrest, protests, riots or public disorders, cyberattack or cyberterrorism (in each case, that generally affects the industry or region in which DigitalBridge operates and is not specifically targeted at DigitalBridge or any of its subsidiaries), including any escalation or worsening of the foregoing, or any law or sanction, mandate, directive, pronouncement, guideline or recommendation issued by a governmental entity in response to the foregoing, in each case, in the United States or any other country or region of in the world;

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any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather, condition, explosion or fire or other force majeure event or act of God, or any escalation or worsening of any of the foregoing;

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the negotiation, execution, announcement, performance, consummation or existence of the merger agreement or the transactions contemplated thereby, including (i) the identity of Parent or any of its affiliates or any communication by Parent or any of its affiliates regarding their plans or intentions with respect to the conduct of the business of DigitalBridge or any of its subsidiaries after the closing and (ii) any action threatened or initiated by current or former equityholders of DigitalBridge or Company OP against Parent, Merger Sub I, Merger Sub II, DigitalBridge or any of their respective affiliates, officers or directors, in each case, to the extent arising out of or relating to the merger agreement or the transactions contemplated thereby;

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changes in GAAP or in any applicable law;

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any failure by DigitalBridge or any of its subsidiaries to meet any internal or public budgets, projections, forecasts or predictions of financial performance for any period;

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any termination of DigitalBridge client accounts or change in assets under management, fee-related earnings margin or fee-earning equity under management in respect of any DigitalBridge fund or other DigitalBridge client;

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changes in the trading price or trading volume of DigitalBridge’s equity securities or a credit ratings downgrade or change in ratings outlook;

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any outbreak of illness, epidemic, pandemic, plague or other public health event, or worsening of any of the foregoing;

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the taking of any actions, or the failure to take any actions (i) required or expressly contemplated to be taken or not taken by DigitalBridge or any of its subsidiaries pursuant to the merger agreement (except for any obligation to operate in the ordinary course of business) or (ii) by DigitalBridge or any of its subsidiaries at Parent’s written request by or with Parent’s written consent from certain specified individuals (only after disclosure to Parent of all material and relevant facts and circumstances); or

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the availability or cost of equity, debt or other financing to Parent, Merger Sub I or Merger Sub II.

Conduct of Business Pending the Mergers
From and after December 29, 2025, until the earlier of the LLC merger effective time or the termination of the merger agreement in accordance with its terms, DigitalBridge and its subsidiaries are required to use commercially reasonable efforts to operate their businesses in the ordinary course of business in all material respects. During this period, DigitalBridge and its subsidiaries must also use commercially reasonable efforts to maintain their assets in substantially their current condition, subject to normal wear and tear and circumstances beyond the DigitalBridge’s control. DigitalBridge and its subsidiaries must also preserve their business organization and maintain goodwill and business relationships. These obligations are subject to specified exceptions, including actions expressly permitted by the merger agreement or the Company disclosure letter, actions required by law or the regulations or requirements of any stock exchange or regulatory organization applicable to DigitalBridge or any of its subsidiaries, and actions taken with Parent’s prior written consent (which may not be unreasonably withheld, conditioned or delayed). Actions specifically permitted under the referenced exceptions do not constitute a breach of the covenants related to the conduct of business.
The merger agreement provides that, subject to certain exceptions in the Company disclosure letter, during the period from December 29, 2025, to the LLC merger effective time or the termination of the merger agreement in accordance with its terms, and except as (a) expressly contemplated, expressly permitted or required by the merger agreement, (b) required by applicable law or the regulations or requirements of any stock exchange or regulatory organization applicable to DigitalBridge or any of its subsidiaries, or (c) with Parent’s prior written consent (which consent, except in the case of requests for consent regarding certain fundamental interim operating covenants, is not to be unreasonably withheld, conditioned or delayed), DigitalBridge and its subsidiaries will not, and shall not agree or commit to take, or authorize, any of the following actions:

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except (a) for the declaration and payment of regular quarterly cash dividends or distributions payable by DigitalBridge to the holders of DigitalBridge common stock prior to closing, in an amount not to exceed $0.04 per share of DigitalBridge common stock on an annual basis, (b) for the declaration and payment by DigitalBridge of dividends in accordance with the terms of the DigitalBridge preferred stock, (c) for payment of any accrued dividends, dividend equivalents or other distributions pursuant to any DigitalBridge equity awards in accordance with the terms thereof as in effect on the date of the merger agreement (or, in the case of DigitalBridge equity awards issued in accordance with the merger agreement following December 29, 2025, in accordance with the terms thereof), (d) for dividends or distributions by a subsidiary of DigitalBridge to DigitalBridge or another subsidiary of DigitalBridge, (e) for the declaration and payment by Company OP of distributions pursuant to the terms of the Company OP preferred units, or (f) for distributions by Company OP to its members pursuant to the Company OP LLC Agreement, declare, set aside or pay any dividends on or make other distributions in respect of any of its capital stock, partnership interests, or other equity interests;

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(a) split, combine, subdivide or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock, or (b) repurchase, redeem or otherwise acquire, or permit any subsidiary to redeem, purchase or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock, other than (i) the repurchase, redemption or exchange of Company OP units pursuant to the Company OP LLC Agreement, (ii) acquisitions of shares of DigitalBridge common stock tendered by holders of, or otherwise deliverable pursuant to, DigitalBridge equity awards required in accordance with the terms of the applicable DigitalBridge equity incentive plan and awards as in effect on December 29, 2025 (or, in the case of DigitalBridge equity awards issued in accordance with the merger agreement following the date of the merger agreement, in accordance with the terms thereof), in order to satisfy obligations to pay the exercise price and/or tax withholding obligations with respect thereto, (iii) redemptions or conversions of shares of DigitalBridge preferred stock in accordance with the terms thereof, (iv) issuances of DigitalBridge common stock pursuant to the exercise of DigitalBridge warrants in accordance with the terms of the DigitalBridge warrants as in effect on December 29, 2025, and (v) any such transactions involving only wholly owned subsidiaries of DigitalBridge;

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issue, deliver, sell, grant, authorize or propose the issuance, delivery, sale or grant of, any shares of DigitalBridge’s capital stock or that of a subsidiary of DigitalBridge, any stock appreciation rights, stock options, restricted shares or other equity or equity-based awards or any securities convertible into or exercisable or exchangeable for, or any rights, warrants or options to acquire, any such shares or other equity interests except for (a) issuances of shares of DigitalBridge common stock upon the exercise or settlement of DigitalBridge equity awards in accordance with the terms of the applicable DigitalBridge equity incentive plan and applicable award agreements as in effect on December 29, 2025 (or, in the case of DigitalBridge equity awards issued in accordance with the merger agreement following the date thereof, in accordance with the terms thereof), (b) repurchases, redemptions or exchanges of Company OP units for DigitalBridge common stock in accordance with the Company OP LLC Agreement, (c) issuances by a subsidiary of its capital stock to its parent, DigitalBridge, Company OP or to another wholly owned subsidiary of DigitalBridge or Company OP, (d) issuances of DigitalBridge common stock required upon the exercise or settlement in connection with the exercise of DigitalBridge warrants or (e) grants and issuances of equity awards made annually to the DigitalBridge Board in the ordinary course of business;

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(a) amend or propose to amend the organizational documents of DigitalBridge or Company OP,
(b) amend or propose to amend in any material respect the organizational documents of any of DigitalBridge’s other subsidiaries or (c) except as otherwise permitted by the previous or subsequent two bullets, enter into a plan of consolidation, merger, recapitalization, restructuring or reorganization with any person other than a wholly owned subsidiary of DigitalBridge or Company OP;

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other than acquisitions for which the total consideration paid by DigitalBridge and its subsidiaries in such acquisitions does not exceed $30,000,000 in the aggregate, acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, by forming a partnership or joint venture with, or by any other manner, any real property, any personal property, any business or any corporation, partnership, association or other business organization or division thereof; provided, however, that the foregoing shall not prohibit (a) internal reorganizations, recapitalizations or consolidations involving subsidiaries that would not materially delay the consummation of the mergers and that would not reasonably be expected to result in material incremental liability to the surviving corporation or its subsidiaries, (b) acquisitions pursuant to binding contracts existing on December 29, 2025, true and complete copies of which were made available to Parent or (c) the warehousing of any assets or businesses intended to be transferred or sold to one or more funds or other clients (“warehoused assets”);

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other than (a) with respect to DigitalBridge intellectual property (which is the subject of the seventh bullet point) or (b) dispositions (i) in an amount not exceeding $30,000,000 in the aggregate, in the ordinary course of business or (ii) in respect of any warehoused assets transferred or sold to one or more DigitalBridge funds or other DigitalBridge clients, sell, assign, exclusively license, encumber (except for permitted liens and any encumbrances securing indebtedness permitted by the eighth bullet point), abandon, or otherwise dispose of any of its material assets (including capital stock of its subsidiaries);

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sell, transfer, license, assign, let lapse or expire, abandon or otherwise dispose of any material DigitalBridge intellectual property, other than (a) non-exclusive licenses granted in the ordinary course of business or (b) the expiration of any registered intellectual property at the end of its maximum statutory term;

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incur, create or assume any indebtedness for borrowed money, or guarantee such indebtedness of any person or issue or sell any warrants or rights to acquire debt securities of DigitalBridge or any of its subsidiaries, other than (a) indebtedness of any wholly owned subsidiary of DigitalBridge or Company OP to DigitalBridge, Company OP or to another wholly owned subsidiary of DigitalBridge or Company OP, (b) any borrowings under certain variable funding notes in an amount not to exceed $100,000,000 in the aggregate at any time outstanding, (c) other indebtedness incurred not to exceed an aggregate of $50,000,000 principal amount outstanding at any time, (d) guarantees of indebtedness to employees in the ordinary course of business, (e) capital leases, purchase money indebtedness and equipment financings entered into in the ordinary course of business, (f) any indebtedness incurred to refinance or otherwise replace certain term notes that are outstanding on December 29, 2025, or any indebtedness issued in exchange for or as a replacement, renewal, refunding and/or extension thereof, in each case, in an aggregate principal amount not to exceed the aggregate principal amount of such term notes being refinanced, exchanged, replaced, renewed, refunded and/or extended (plus any related fees, expenses premiums and accrued interest) (provided that DigitalBridge shall consult with Parent and reasonably consider Parent’s feedback in connection with such consultation prior to refinancing or replacing such term notes pursuant to this clause (f) regarding the terms of the indebtedness to be incurred to refinance or replace such term notes) or (g) guarantees or indebtedness of specified carry vehicles in the ordinary course of business;

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make any loans to any other person, except for (a) advances to employees or to the DigitalBridge funds in the ordinary course of business or (b) loans among DigitalBridge and its subsidiaries;

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change its methods of financial accounting in effect as of December 31, 2024, except as required by (a) changes in GAAP (or any binding interpretation thereof), (b) Regulation S-X under the U.S. Securities Act of 1933 or (c) any governmental entity or quasi-governmental authority of competent jurisdiction (including the Financial Accounting Standards Board);

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adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other material reorganization of DigitalBridge or any of its subsidiaries or resolutions providing for or authorizing such a liquidation, dissolution, merger, consolidation, restructuring, recapitalization or reorganization; provided that the foregoing shall not prohibit
(a) internal reorganizations or consolidations solely involving subsidiaries of DigitalBridge (or resolutions authorizing such actions) that would not materially delay the consummation of the mergers or (b) the liquidation or dissolution of any subsidiary of DigitalBridge (i) that acts as the general partner (or equivalent) of a DigitalBridge fund that itself has been liquidated or (ii) that does not have ongoing operations;

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other than in connection with any action permitted under any other provision of this section or in the ordinary course of business, (a) enter into or make any material amendment or material modification to, or agree to any material waiver under, any DigitalBridge material contract, (b) voluntarily terminate or cancel any DigitalBridge material contract, (c) enter into any contract that, if existing on December 29, 2025, would be a DigitalBridge material contract if, after the closing, such contract would materially and adversely restrict DigitalBridge or its subsidiaries (or, from and after the closing, Parent or its affiliates) from operating its business in all material respects as conducted as of the date of the merger agreement (other than replacement contracts, agreements or arrangements to replace in the ordinary course of business expired or terminated DigitalBridge material contract on substantially similar terms) or (d) make any material amendment or material modification to any engagement letter with DigitalBridge’s financial advisors with respect to the mergers that would (i) increase the amount of compensation payable to any such financial advisor or (ii) expand the commitments made by DigitalBridge or its subsidiaries (or, from and after the closing, Parent or its affiliates) under such engagement letter;

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make or commit to make any capital expenditures in a given fiscal year period exceeding $10,000,000 in the aggregate;

•
make (other than in the ordinary course of business), change or rescind any material tax election, change any tax accounting period or any material method of tax accounting, amend any material tax return, settle or compromise any material tax liability, waive or extend the statute of limitations in respect of a material amount of taxes, surrender any right to claim a material tax refund or withdraw any material tax refund claim, request any material tax ruling from any governmental entity, or enter into any “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign tax law) with any taxing authority with respect to any material tax, except, in each case, if such action would not reasonably be expected to result in a material increase in the tax liability of Parent or its affiliates or DigitalBridge or its subsidiaries;

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file any election pursuant to Treasury Regulation Section 301.7701-3 or take or permit to be taken any other action that would reasonably be expected to change the classification of Company OP (or any subsidiary thereof) for U.S. federal income tax purposes;

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waive, release, assign, settle or compromise any action, which waiver release, assignment, settlement or compromise (a) requires the payment of monetary damages that exceed $10,000,000 individually or $25,000,000 in the aggregate not including amounts covered by insurance, (b) imposes injunctive relief against DigitalBridge or any of its subsidiaries or the surviving corporation (or its affiliates) following the Company merger effective time, (c) imposes any material restriction on the operations of DigitalBridge or any of its subsidiaries that would be effective following the Company merger effective time, or (d) provides for any admission of material liability by DigitalBridge of any of its subsidiaries, excluding in each case any matter relating to taxes or in connection with any DigitalBridge fund or DigitalBridge portfolio company where the monetary damages would not ultimately be borne by DigitalBridge or its subsidiaries;

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except as required under the terms of any DigitalBridge benefit plan as in effect December 29, 2025, (a) increase the compensation or benefits payable or provided to, any current or former directors, employees or individual service providers of DigitalBridge or any of its subsidiaries, (b) grant any new awards, or amend or modify the terms of any outstanding awards, under any DigitalBridge benefit plan, (c) grant or provide any change of control, severance or retention payments or benefits to any current or former directors, employees or other individual service providers of DigitalBridge or any of its subsidiaries, (d) establish, adopt, enter into or materially amend any DigitalBridge benefit plan or any arrangement that would be a DigitalBridge benefit plan if in effect on December 29, 2025, (e) enter into, extend, terminate, or amend any labor agreement (except as required by the terms thereof) or recognize or certify any labor union, labor organization, works council or group of employees as the bargaining representative for any employees of DigitalBridge or any of its subsidiaries, (f) hire or engage any employee or other individual service provider of DigitalBridge or its subsidiaries, (g) terminate the employment or service (other than for cause) of any employee or other individual service provider of DigitalBridge or its subsidiaries, or (h) take any action to accelerate the vesting, funding or payment, or fund or in any way secure the payment, of compensation or benefits under any DigitalBridge benefit plan;
•
adopt, approve or implement any “poison pill” or similar rights plan or related agreement;

•
enter into any contract with respect to the voting of any DigitalBridge common stock;

•
permit any material amendment or modification of the terms of, or material waiver under, any DigitalBridge investment advisory arrangement or DigitalBridge fund documentation or any other accommodation, in each case, as a condition to obtaining any client consent solicited pursuant to the merger agreement;

•
implement or announce any employee layoffs, reductions in force, plant closings or other similar actions that would trigger notice obligations of DigitalBridge or any of its subsidiaries under the Worker Adjustment and Retraining Notification Act of 1988 or any similar law; or

•
enter into any material new line of business (other than in relation to DigitalBridge’s or its subsidiaries’ asset management, energy or infrastructure businesses and businesses inherently ancillary thereto).

Without limiting any party’s rights or obligations under the merger agreement, nothing contained in the merger agreement gives Parent, directly or indirectly, the right to control or direct DigitalBridge’s or its subsidiaries’ operations prior to the LLC merger effective time.
Other Covenants and Agreements
Access to Information
Subject to applicable law, the Non-Disclosure Agreement, dated as of March 7, 2024, by and between SoftBank Group and DigitalBridge and certain other exceptions and limitations specified in the merger agreement, from December 29, 2025, to the Company merger effective time (or, if earlier, the valid termination of the merger agreement), upon reasonable advance notice from Parent, DigitalBridge will, and will cause its subsidiaries to, afford Parent and its representatives reasonable access, for purposes reasonably related to post-closing integration planning and consummating the mergers during normal business hours and in a manner that does not unreasonably disrupt the operations of DigitalBridge or its subsidiaries to DigitalBridge’s properties, books, contracts, records and representatives, and all other information concerning DigitalBridge’s business, properties and personnel as Parent may reasonably request.
Non-Solicitation of Acquisition Proposals
From December 29, 2025, until the LLC merger effective time or, if earlier, the valid termination of the merger agreement in accordance with its terms, DigitalBridge will not, and will cause its subsidiaries not to, and will direct its and their respective representatives, directly or indirectly, not to, nor approve, authorize or agree to:
•
initiate, solicit, knowingly encourage or knowingly facilitate any inquiry regarding, or the making or submission of any inquiry, indication of interest, proposal or offer that constitutes, or would reasonably be expected to lead to an acquisition proposal (as defined below);

•
participate in or engage in negotiations or substantive discussions regarding any acquisition proposal or any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an acquisition proposal (it being understood that DigitalBridge may inform such persons of non-solicitation obligations under the merger agreement);

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furnish any non-public information relating to DigitalBridge or its subsidiaries to any person (other than Parent and its representatives) in connection with any acquisition proposal or any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an acquisition proposal; or

•
recommend or enter into any other letter of intent, memorandum of understanding, agreement in principle, option agreement, acquisition agreement, merger agreement, joint venture agreement, partnership agreement or other similar agreement or arrangement (an “acquisition agreement”) with respect to an acquisition proposal (except for any acceptable confidentiality agreement (as defined below)).

Promptly (and in any event within 24 hours) after the execution of the merger agreement, DigitalBridge shall terminate access by any person (other than DigitalBridge, Parent, their respective affiliates and each of their respective representatives) to any physical or electronic data room (including the virtual data room hosted by Intralinks) relating to any potential acquisition proposal. Notwithstanding the foregoing, DigitalBridge shall be permitted to grant a waiver of or terminate any “standstill” or similar obligation of any person with respect to DigitalBridge or any of its subsidiaries solely to the extent necessary to allow such person (if it has not been solicited in breach of the non-solicitation obligations under the merger agreement) to submit, on a confidential basis to the DigitalBridge Board, an acquisition proposal, and DigitalBridge shall promptly notify (and in any event such notice to be delivered no later than 48 hours after DigitalBridge’s grant of such waiver or termination) Parent thereof after granting any such waiver.
Notwithstanding the foregoing, DigitalBridge and its representatives shall be permitted, prior to the Company stockholders meeting and subject to DigitalBridge first entering into an acceptable confidentiality agreement, to engage in discussions and negotiations with, and/or provide any nonpublic information or data to, any person (and their respective representatives) who makes a bona fide written acquisition proposal after December 29, 2025 (that did not result from a breach of the non-solicitation obligations under the merger agreement), that the DigitalBridge Board concludes in good faith (after consultation with its outside legal counsel and financial advisors) based on the information then available, either constitutes or would reasonably be expected to lead to a superior proposal (as defined below). DigitalBridge shall provide Parent with a copy of any such nonpublic information or data provided to such person pursuant to the prior sentence concurrently or promptly (and in any event within 48 hours) after furnishing such information to such person (except to the extent that such nonpublic information or data shall have been previously provided to Parent). Notwithstanding anything to the contrary in the merger agreement, upon prior written notice to Parent, DigitalBridge may contact any person submitting a bona fide acquisition proposal after December 29, 2025 (that did not result from a breach of the non-solicitation obligations under the merger agreement), solely to clarify the terms of the acquisition proposal that are reasonably necessary to determine whether such acquisition proposal constitutes or would reasonably be likely to lead to a superior proposal.
DigitalBridge will inform Parent in writing promptly (and in any event within 24 hours) after the receipt by DigitalBridge of any inquiry, indication of interest, proposal or offer received after the execution of the merger agreement with respect to an acquisition proposal or that would reasonably be expected to lead to an acquisition proposal, or any request for nonpublic information relating to DigitalBridge or any of its subsidiaries by any person that informs DigitalBridge or any of its subsidiaries that it is considering making, or has made, an acquisition proposal. Following such notice, DigitalBridge will keep Parent reasonably informed on a reasonably current basis (but, in any event, within 48 hours after any material change or development) of any material developments regarding any such acquisition proposal or any material change to the terms of any such acquisition proposal and the status of any such discussions or negotiations with respect thereto.
Notwithstanding anything in the merger agreement to the contrary, at any time prior to the Company required stockholders vote having been obtained, DigitalBridge may make a change in Company recommendation (as defined below) (and/or in the case of a superior proposal, terminate the merger agreement), in each case, if and only if:

•
in the case of an acquisition proposal, a bona fide written acquisition proposal (that did not result from a breach of the non-solicitation provisions of the merger agreement) is received by DigitalBridge, and the DigitalBridge Board has concluded in good faith (after consultation with its outside legal counsel and financial advisors), based on the information then available, that such acquisition proposal constitutes a superior proposal;

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the DigitalBridge Board has concluded in good faith (after consultation with its outside legal counsel) that failure to do so would reasonably be expected to be inconsistent with its statutory or fiduciary duties;

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five business days (the “notice period”) have elapsed since DigitalBridge has (a) given written notice to Parent advising Parent that DigitalBridge intends to take such action and specifying the material terms or conditions of any such superior proposal or intervening event (as defined below) that is the basis of the proposed action and (b) provided to Parent a copy of the latest draft of any principal documentation relating to the superior proposal or intervening event, if any (a “notice of recommendation change”) (it being understood that, in the case of a superior proposal, any amendment to any material term of such superior proposal requires a new notice of recommendation change and a new notice period, except that the five business day notice period referenced above shall instead be equal to the longer of (i) three business days or (ii) the period remaining under the existing notice period immediately prior to the delivery of such additional notice under this bullet point);

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during the notice period, DigitalBridge has considered and, at the reasonable request of Parent, engaged in good-faith discussions and negotiations with Parent regarding, any adjustment or modification of the terms of the merger agreement and the equity commitment letter proposed by Parent such that, in the case of an acquisition proposal, such acquisition proposal would no longer constitute a superior proposal or, in the case of an intervening event, such adjustment or modification would obviate the need to make such change in Company recommendation; and

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the DigitalBridge Board, following the notice period, again reasonably determines in good faith (after consultation with outside legal counsel and taking into account any adjustment or modification of the terms of the merger agreement and the equity commitment letter irrevocably proposed in writing by Parent) that failure to do so would reasonably be expected to be inconsistent with their statutory or fiduciary duties under applicable law.

Nothing contained in the merger agreement prohibits the DigitalBridge Board, DigitalBridge or its subsidiaries from, directly or indirectly through its representatives:
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taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act;

•
making a statement contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9 promulgated under the Exchange Act, or from issuing a “stop, look and listen” statement pending disclosure of its position thereunder (for the avoidance of doubt, it being agreed that the issuance by DigitalBridge or the DigitalBridge Board of a “stop, look and listen” or similar statement of the type contemplated by Rule 14d-9 promulgated under the Exchange Act shall not constitute a change in Company recommendation); or

•
making any other disclosure to the stockholders of DigitalBridge that is required by applicable law or if the DigitalBridge Board determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with their statutory or fiduciary duties under applicable law; provided, however, that, if any such disclosures or communications do not reaffirm the company recommendation in such disclosure or communication or have the effect of withdrawing, qualifying or modifying the company recommendation in a manner adverse to Parent, such disclosure or communication shall constitute a change in Company recommendation (it being agreed that the foregoing does not apply to any “stop, look and listen” or similar statement of the type contemplated by Rule 14d-9 promulgated under the Exchange Act or disclosing a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act) and nothing in the merger agreement will be deemed to permit the DigitalBridge Board to make a change in Company recommendation except to the extent permitted by the merger agreement.

For purposes of the merger agreement, “acquisition proposal” means any inquiry, indication of interest, proposal or offer made by any person (other than Parent, Merger Sub I, Merger Sub II, or any affiliate thereof) or group (as defined in Section 13(d)(3) of the Exchange Act) (a) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions, (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of 25% or more of the shares of DigitalBridge common stock pursuant to a merger, consolidation or other business combination, recapitalization, sale of shares of capital stock, tender offer, exchange offer or similar transaction, or (ii) any one or more assets or businesses of DigitalBridge and its subsidiaries that generated 25% or more of the consolidated revenues or net income of DigitalBridge and its subsidiaries taken as a whole during the 12-month period ended September 30, 2025, or that constitute 25% or more of the assets of DigitalBridge and its subsidiaries, taken as a whole as the date of the merger agreement, (b) to issue, sell or dispose, directly or indirectly, securities (or options, rights, or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 25% or more of the voting power of DigitalBridge, (c) enter into any other transaction involving DigitalBridge or its subsidiaries pursuant to which any person (as defined in Section 13(d)(3) of the Exchange Act) or group would have beneficial ownership (as defined pursuant to Section 13(d)(3) of the Exchange Act) of securities representing 25% or more of the total outstanding securities of DigitalBridge (by vote or economic interests) after giving effect to the consummation of such transaction, or (d) any combination of the foregoing (in each case, other than the transactions contemplated by the merger agreement).
For purposes of the merger agreement, “acceptable confidentiality agreement” means a confidentiality agreement permitted by the merger agreement between a third party and DigitalBridge which (a) have provisions that are not materially less restrictive in the aggregate to such third party than the provisions in the confidentiality agreement are on Parent; provided, that such agreement need not contain any standstill or similar provision prohibiting the making of an acquisition proposal or any inquiry or proposal that would reasonably be expected to lead to an acquisition proposal; and (b) shall not restrict DigitalBridge from providing the information required to be provided to Parent pursuant to the merger agreement.
For purposes of the merger agreement, “change in Company recommendation” means the DigitalBridge Board or any committee thereof has:
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withheld, withdrawn, modified or qualified in any manner adverse to Parent, Merger Sub I or Merger Sub II or proposed publicly to withhold, withdraw, modify or qualify in any manner adverse to Parent, the company recommendation;

•
failed to include the company recommendation in this proxy statement;

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made or publicly proposed to make any recommendation in connection with a tender offer or exchange offer commenced by a third party other than a recommendation against such offer or a customary “stop, look and listen” communication; or

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in the event an acquisition proposal has been publicly announced or publicly disclosed, failed to publicly reaffirm the company recommendation within 10 business days of Parent’s written request that DigitalBridge do so (provided that Parent shall be entitled to make such a written request for reaffirmation on no more than two occasions with respect to each acquisition proposal unless such acquisition proposal is subsequently publicly modified in any material respect in which case Parent may make such request once each time such modification is made).

For purposes of the merger agreement, “superior proposal” means a bona fide written acquisition proposal made to DigitalBridge after the execution of the merger agreement and that the DigitalBridge Board has determined in good faith, after consultation with outside legal counsel and its financial advisors, taking into account all legal, financial, financing, regulatory and other aspects of the proposal and the person making the proposal (including any termination or break-up fees, expense reimbursement provisions, conditions to consummation and certainty and speed of closing) (i) is more favorable to the stockholders of DigitalBridge from a financial point of view than the transactions contemplated by the merger agreement (after taking into account any revisions to the terms of the merger agreement and the equity commitment letter proposed by Parent pursuant to the merger agreement, and (ii) is reasonably capable of being completed on the terms proposed); provided that, for the purposes of this definition of superior proposal, references in the definition of “acquisition proposal” to “25%” shall be deemed to be references to “50.1%”.

For purposes of the merger agreement, “intervening event” means any event, occurrence, change, development, circumstance, fact or effect that materially affects DigitalBridge and its subsidiaries, taken as a whole, that was not known to the DigitalBridge Board or reasonably foreseeable to the DigitalBridge Board as of the execution and delivery of the merger agreement (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable by the DigitalBridge Board as of the execution and delivery of the merger agreement); provided that, (a) any change in GAAP or in any applicable law or (b) any effect that (i) relates to any acquisition proposal, (ii) relates to the fact, in and of itself, that DigitalBridge meets or exceeds any internal or published financial projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after December 29, 2025 (provided that the underlying causes giving rise or contributing to any such effect may be considered in determining whether an intervening event has occurred), (iii) results from changes after the date of the merger agreement in the market price or trading volume of DigitalBridge common stock (provided that the underlying causes giving rise or contributing to any such effect may be considered in determining whether an intervening event has occurred) or (iv) results from a breach of the merger agreement by DigitalBridge, shall not be deemed to constitute an intervening event.
For purposes of the merger agreement, “Company required stockholders vote” means the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the approval of the Company merger at the Company stockholders meeting.
Company Stockholders Meeting and Related Actions
DigitalBridge will duly take all lawful action to call, give notice of, convene and hold a meeting of its stockholders (the “Company stockholders meeting”) as promptly as reasonably practicable after the staff of the SEC advises that it has no further comments on this proxy statement or that DigitalBridge may commence distribution of this proxy statement for the purpose of obtaining the Company required stockholders vote. Unless a change in Company recommendation has occurred, the DigitalBridge Board shall use its reasonable best efforts to obtain from the stockholders of DigitalBridge the Company required stockholders vote. DigitalBridge agrees that, unless the merger agreement is terminated and the transactions contemplated by the merger agreement abandoned pursuant to the terms of the merger agreement, and, to the extent required by the terms and conditions of the merger agreement, DigitalBridge has paid or caused to be paid to Parent the DigitalBridge termination fee, its obligation to hold the Company stockholders meeting shall not be affected by any change in Company recommendation. Unless a change in Company recommendation has occurred, DigitalBridge will, through the DigitalBridge Board, recommend to its stockholders approval of the company merger, and the proxy statement will include such recommendation (the “Company recommendation”). Notwithstanding the foregoing provisions, DigitalBridge may, after consultation with Parent, and, if reasonably requested by Parent under the circumstances described in clause (b) of this sentence, DigitalBridge shall on no more than one occasion, postpone convening or to adjourn the Company stockholders meeting if (a) after good-faith consultation with DigitalBridge’s outside legal counsel, such postponement or adjournment is required to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure in accordance with the merger agreement and to permit such supplemental or amended disclosure to be disseminated and reviewed by DigitalBridge’s stockholders prior to the Company stockholders meeting, (b) such postponement or adjournment is required in order to solicit additional proxies for the purpose of obtaining the Company required stockholders vote, whether or not a quorum is present, (c) as of the time for which the Company stockholders meeting is originally scheduled (as set forth in this proxy statement), there are insufficient shares of DigitalBridge common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company stockholders meeting or (d) after good-faith consultation with its outside legal counsel, if such postponement or adjournment is required by law or order; provided, that the Company stockholders meeting shall not be postponed or adjourned pursuant to the preceding clauses (b) and (c) to a date that is more than the earlier of (1) 30 days in the aggregate after the date for which the Company stockholders meeting was originally scheduled (excluding any adjournments or postponements required by applicable law) or (2) five business days prior to the outside date, in each case without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). DigitalBridge shall, upon the reasonable request of Parent, advise Parent on a daily basis on each of the last seven business days prior to the date of the Company stockholders meeting as to the aggregate tally of proxies received by DigitalBridge with respect to the Company required stockholders vote and other matters to be considered at the Company stockholders meeting.
Employee Matters
For a period of one year following the Company merger effective time (or such shorter period a DigitalBridge employee is employed, as applicable), Parent shall provide, or shall cause to be provided, to each continuing DigitalBridge employee, (a) a base salary or hourly wage rate (as applicable) and annual incentive compensation opportunities (which annual incentive compensation opportunities may be provided in the form of equity-based awards, cash-based awards or a combination thereof) that are, in each case, no less favorable than those provided to such DigitalBridge employee immediately prior to the effective time, (b) severance benefits that are no less favorable, in the aggregate, than the severance benefits that would have been provided to such DigitalBridge employee in connection with any qualifying termination of employment as of immediately prior to the effective time, including, solely for DigitalBridge employees who do not have a separate contractual entitlement to severance or separation payments and benefits under any existing DigitalBridge benefit plan, as set forth on the Company disclosure letter and (c) other employee benefits (excluding, for this purpose, the compensation contemplated by clauses (a)  – (b) above, long-term incentive award opportunities, deferred compensation and defined benefit pension plans, post-retirement medical and welfare plans, and retention change in control or similar plans, policies or agreements) that are substantially comparable in the aggregate to those provided to such DigitalBridge employee as of immediately prior to the effective time (subject to the foregoing exclusions).
For purposes of “employee benefit plans,” as defined in Section 3(3) of ERISA (whether or not subject to ERISA), maintained by Parent or any of its subsidiaries (including, following the effective time, any DigitalBridge benefit plans) (collectively, the “new plans”) providing benefits to any DigitalBridge employees after the effective time, Parent shall, or shall cause its applicable subsidiary to, use reasonable best efforts to: (a) waive all pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the DigitalBridge employees and their eligible dependents under any new plans that are group health plans in which such employees may be eligible to participate after the effective time; (b) provide each DigitalBridge employee and their eligible dependents under any new plan that is a group health plan with credit for any co-payments and deductibles paid during the portion of the plan year in which the effective time occurs under the corresponding DigitalBridge benefit plan (to the same extent that such credit was given under the analogous DigitalBridge benefit plan prior to the effective time) in satisfying any applicable deductible or out-of-pocket requirements under the new plan; and (c) recognize all service of the DigitalBridge employees with DigitalBridge and its subsidiaries (and any predecessors or affiliates thereof), for all purposes under any new plan in which such employees may be eligible to participate after the effective time to the same extent such service was taken into account under the analogous DigitalBridge benefit plan prior to the date that the DigitalBridge employee first participates in the new plan; in each case, (i) except to the extent it would result in duplication of benefits, and (ii) except for benefit accrual under any defined benefit pension plan, postretirement welfare plan or any new plan under which similarly situated employees of Parent and its subsidiaries do not receive credit for prior service or that is grandfathered or frozen, either with respect to level of benefits or participation.
If requested by Parent in writing at least 10 business days prior to the Company merger effective time, to the extent permitted by applicable law and the terms of the applicable plan or arrangement, DigitalBridge will cause the DigitalBridge 401(k) plan to be terminated effective immediately prior to the Company merger effective time, and Parent and DigitalBridge will take any and all actions as may be required to (a) cause each DigitalBridge employee who was a participant in the DigitalBridge 401(k) plan to be immediately eligible to participate in the defined contribution plan established, sponsored or administered by Parent immediately following the Company merger effective time (the “Parent 401(k) Plan”), (b) waive, if applicable, any waiting periods with respect to such participation, and (c) permit each DigitalBridge employee who was a participant in the DigitalBridge 401(k) plan immediately prior to the Company merger effective time to make rollover contributions of eligible rollover distributions to the Parent 401(k) Plan (including any outstanding participant loans, to the extent permitted by applicable law and the terms of the Parent 401(k) Plan as of the date of the merger agreement).
Prior to making any written communications to employees of the DigitalBridge or any of its subsidiaries pertaining to compensation or benefit matters that are affected by the transactions contemplated by the merger agreement, DigitalBridge shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time to review and comment on the communication, and DigitalBridge shall consider any such comments in good faith.
Efforts to Consummate the Mergers
Subject to the terms and conditions of the merger agreement, each of the parties shall cooperate with each other, and shall cause their respective affiliates and subsidiaries, if applicable, to use their respective reasonable best efforts to take, or cause to be taken, all actions and do promptly, or cause to be done promptly as reasonably practicable, and assist and cooperate with each other in doing, all things necessary, proper or advisable under applicable law to cause the conditions in the merger agreement to be satisfied and to consummate and make effective the mergers and the other transactions contemplated by the merger agreement as soon as practicable and in any event prior to the outside date, including furnishing, preparing and filing as promptly as practicable all documentation to cause the expiration or termination of any applicable waiting period or to effect, make or obtain, as the case may be, all necessary filings, approvals, consents, waivers, notices, notifications petitions, statements, registrations, submissions of information, applications and other documents necessary to consummate the mergers and the other transactions contemplated by the merger agreement.
In furtherance and not in limitation of the foregoing, each of Parent, Merger Sub I and Merger Sub II and their respective affiliates, on the one hand, and DigitalBridge and Company OP (and their subsidiaries, if applicable), on the other hand, shall (and shall cause their respective affiliates to):
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as promptly as reasonably practicable (and in any event within 40 business days after the date of the merger agreement unless otherwise agreed by the parties), file with the Federal Trade Commission and the Antitrust Division of the Department of Justice a Notification and Report Form relating to the merger agreement and the mergers and the other transactions contemplated by the merger agreement as required by the HSR Act, which shall request early termination of the HSR Act waiting period;

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file any application or notification required to obtain any and all approvals from the FCC necessary to consummate the mergers and any other transaction contemplated by the merger agreement (collectively, the “FCC Approvals”) (including the submission of responses to the standard questions to Team Telecom as required under 47 C.F.R. §§ 63.24(e) and 63.18(p)) as promptly as practicable, but in no event later than 40 business days after the date of the merger agreement;

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file any application or notification required to obtain any and all approvals from the State Public Utilities Commissions necessary to consummate the mergers and any other transaction contemplated by the merger agreement as promptly as practicable, but in no event later than 40 business days after the date of the merger agreement;

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as soon as reasonably practicable following the execution of the merger agreement, DigitalBridge shall use reasonable best efforts to cause, as may be applicable, any of its Portfolio Companies with a facility security clearance subject to the National Industrial Security Program Operating Manual, 32 C.F.R. Part 117 (“NISPOM”) to (a) engage with the U.S. Department of Energy (“DOE”), including as necessary the National Nuclear Security Administration (“NNSA”), and, to the extent required by law, any other cognizant security authority, to (i) terminate the applicable facility security clearance; (ii) transfer only the business requiring the applicable facility security clearance to a third party; or (iii) transfer the applicable facility security clearance to a subsidiary of the relevant DigitalBridge portfolio company that will eliminate the DigitalBridge portfolio company’s business that would be subject to any requirement to mitigate foreign ownership, control or influence; provided, further, that DigitalBridge shall use reasonable best efforts to present to Parent its applicable DigitalBridge portfolio company’s plans and evaluation of options (i), (ii), and (iii) as promptly as reasonably practicable and consult and reasonably engage with Parent on such plans and evaluation; and (b) in the instance the applicable security clearance is transferred, prepare and submit to DOE, including as necessary NNSA, and, to the extent required by law, any other cognizant security authority, a notification of the transactions contemplated by the merger agreement pursuant to the NISPOM;

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as soon as reasonably practicable, and in any event within 40 business days following the date of the merger agreement, file any application or notification required to obtain any and all approvals from any governmental antitrust entity deemed necessary by Parent or DigitalBridge in order to consummate the mergers and any other transactions contemplated by the merger agreement;

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as soon as reasonably practicable, and in any event within 40 business days following the date of the merger agreement, file comparable notification filings, forms and submissions, or draft notification filings, forms and submissions (if applicable), with any governmental entity that are required by other applicable regulatory laws in connection with the mergers and the other transactions contemplated by the merger agreement and the Company disclosure letter;

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as soon as reasonably practicable following the determination of any additional regulatory approvals, file comparable notification filings, forms and submissions, or draft notification filings, forms and submissions (if applicable), with any governmental entity as shall be determined pursuant to the Company disclosure letter;

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promptly furnish the other party, subject in appropriate cases to appropriate confidentiality agreements to limit disclosure to outside lawyers and consultants, with such information and reasonable assistance as such other party and its affiliates and subsidiaries may reasonably require in connection with their preparation of necessary filings, notifications, responses, and submissions of information to any governmental entity;

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promptly supply any additional information and documentary material that may be required or requested pursuant to any applicable laws by any governmental entity; and

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take or cause to be taken all other actions necessary, proper or advisable to obtain all applicable clearances, consents, authorizations, approvals or waivers and cause the expiration or termination of all applicable waiting periods with respect to the mergers and the other transactions contemplated by the merger agreement under any applicable laws as promptly as practicable.

In addition, each of Parent and DigitalBridge shall, and shall cause their respective affiliates to, use reasonable best efforts to obtain all consents, approvals, waivers, licenses, permits, franchises, authorizations or orders (“consents”) of persons other than governmental entities that are necessary, proper or advisable to consummate the mergers, and the other transactions contemplated by the merger agreement; provided, that any delay in making any filings in the foregoing first bullet through seventh bullet will not constitute a breach of the merger agreement where (a) actions or inactions of third parties not under the control of a party or (b) with respect to (i) Parent, the failure by DigitalBridge or any of its subsidiaries or any of its or their respective affiliates or (ii) DigitalBridge, the failure by Parent or any of its subsidiaries or affiliates, to promptly supply upon reasonable notice all the information reasonably required for the filings (subject to any applicable confidentiality and regulatory requirements) in each case has proximately caused the delay in the preparation or submission of such filings. Failure to obtain any such consent shall not constitute a breach of the merger agreement by DigitalBridge or relieve Parent, Merger Sub I or Merger Sub II from any of their respective obligations thereunder.
Parent and DigitalBridge shall (a) file or cause to be filed, promptly (or as otherwise agreed in writing by Parent and DigitalBridge) as soon as reasonably possible after the date of the merger agreement, either, at the discretion of Parent, (i) a declaration (“CFIUS Declaration”) to CFIUS pursuant to 31 C.F.R. § 800.401 or 31 C.F.R. § 800.402, or (ii) a draft of a voluntary notice pursuant to the DPA regarding the transactions contemplated by the merger agreement as contemplated under 31 C.F.R. § 800.501(g) (the “CFIUS Notice”), (b) in the event a draft CFIUS Notice is filed, as promptly as practicable after receiving and addressing any comments from CFIUS regarding the draft CFIUS Notice, formally file the CFIUS Notice in accordance with the DPA, and (c) generally cooperate, and shall cause their respective affiliates (and in the case of DigitalBridge, its portfolio companies), to cooperate with one another and provide CFIUS with any additional or supplemental information requested by CFIUS regarding such party during the CFIUS review (and, if applicable, investigation) process as promptly as practicable, and in all cases within the amount of time allowed by CFIUS pursuant to the DPA.
Notwithstanding anything in the merger agreement to the contrary, each of Parent and DigitalBridge shall (and shall cause their respective affiliates to) use their respective reasonable best efforts to take all actions necessary, proper or advisable to obtain CFIUS Approval and FCC Approvals, including without limitation agreeing to and complying with a letter of assurance, national security agreement, or other similar arrangement or agreement, in relation to the business and assets of DigitalBridge, with CFIUS or Team Telecom; provided, however, that nothing in the merger agreement shall be construed as requiring Parent to take or agree to take any Remedy Action or otherwise take or agree to take any action or agree to any restriction or condition that constitutes, or would reasonably be expected to result in, a burdensome condition (as defined below).
Notwithstanding anything to the contrary set forth in the merger agreement, Parent may, subject to consultation with and prior written consent of DigitalBridge (except in the instances of (a) the required Premerger Notification and Report Form filing under the HSR Act, which Parent may withdraw once without the consent of DigitalBridge within the first 30 days of the first Premerger Notification and Report Form filing under the HSR Act), and (b) the CFIUS Notice, which DigitalBridge consents to refile jointly with Parent no more than three times (but in the case of a third refiling, such third refiling does not occur less than 105 calendar days prior to the outside date (as it may be extended)), withdraw and promptly thereafter (and in any event within five business days) refile any filings, approvals, consents, waivers, notices, notifications, petitions, statements, registrations, submissions of information, applications, and other documents made pursuant to the merger agreement.
In connection with the efforts required of each party to consummate the mergers described in this proxy statement, each of the parties shall, and shall cause their respective affiliates and subsidiaries, if applicable, to: (a) cooperate with each other in connection with any investigation or other inquiry, including any proceeding initiated by a governmental entity; (b) promptly notify the other party of any material communication concerning the merger agreement or any of the transactions contemplated hereby to that party from or with any governmental entity and consider in good faith the views of the other party and keep the other party reasonably informed of the status of matters related to the transactions contemplated by the merger agreement, including furnishing the other with any material written notices, request, or other material communications received by such party from, or given by such party to, any governmental entity and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; and (c) permit the other party a reasonable opportunity to review, and if appropriate comment on, any proposed material communication to be submitted by it to any governmental entity, and reasonably consult with each other in advance of any substantive in-person, telephonic, video or other meeting or conference with any governmental entity and, to the extent not prohibited by the applicable governmental entity, not agree to participate in any substantive meeting or discussion with any governmental entity relating to any filings or investigations concerning the merger agreement and or any of the transactions contemplated hereby unless it invites the other party’s representatives to attend in accordance with applicable laws. The parties may, as they deem advisable and necessary, (i) redact any such materials provided to the other (1) to remove references concerning the valuation of the businesses of DigitalBridge and its subsidiaries, or proposals from third parties with respect thereto, (2) as necessary to comply with contractual agreements and (3) as necessary to address reasonable privilege or confidentiality concerns, (ii) exempt from review by the other party any exhibits providing the personal identifying information required by 31 C.F.R. § 800.502(c)(5)(vi) or Executive order 13913, and (iii) designate any competitively sensitive material provided to the other under this section as “outside counsel only.” Materials designated as “outside counsel only” and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, directors or other representatives of the recipient without the advance written consent of the party providing such materials.
DigitalBridge and Parent shall jointly develop and cooperate with one another in good faith and reasonably with respect to developing (a) the strategy and timing for obtaining all regulatory approvals, (b) the response to any request from, inquiry by, or investigation by (including the timing, nature and substance of all such responses) any governmental entity with respect to the mergers and the other transactions contemplated by the merger agreement, and (c) strategy for the defense and settlement of any action brought by or before any governmental entity in connection with the transactions contemplated by the merger agreement; provided, however, that with respect to strategic actions set forth in clauses (a) to (c) of this paragraph, Parent acting reasonably shall have the sole authority to determine the appropriate course of action in the event of any good-faith disagreement between DigitalBridge and Parent. Neither DigitalBridge nor Parent shall (and each of DigitalBridge and Parent shall cause their respective affiliates to not), without the prior written consent of the other party, extend or offer or agree to extend any waiting period under the HSR Act or any other regulatory law or other law under which a regulatory approval is required, or enter into any agreement with any governmental entity related to the merger agreement or the mergers or other transactions contemplated by the merger agreement.
In furtherance and not in limitation of the foregoing, Parent shall use its reasonable best efforts, and shall cause its affiliates and subsidiaries to use their respective reasonable best efforts, if applicable, to take any and all actions necessary to obtain any authorization, consent or approval of a governmental entity or the expiration or termination of any applicable waiting period necessary to enable the consummation of the transactions contemplated by the merger agreement as expeditiously as possible (and in any event, no later than the outside date) and to resolve, avoid, or eliminate each and every impediment or objections under any regulatory law to consummate the mergers and the other transactions contemplated, or to otherwise oppose, avoid entry of, or to effect the dissolution of, any order prohibiting, restricting, or delaying the consummation of the Company merger and the other transactions contemplated prior to the outside date, including by offering, negotiating, committing to and effecting, by consent decree, agreement, hold separate order or otherwise, (a) the sale, divestiture, license or other disposition of any and all of the capital stock, share capital or other equity or voting interest, assets (whether tangible or intangible), rights, properties, products or businesses of Parent, Merger Sub I, Merger Sub II, DigitalBridge, Company OP and their respective subsidiaries and affiliates or any interest therein (including entering into customary ancillary agreements relating to such sale, divestiture, licensing or disposition of such businesses, product lines, rights, assets, properties or services), and (b) any mitigation measures required by a governmental entity, including restrictions on the activities or conduct or freedom to operate of Parent, Merger Sub I, Merger Sub II, DigitalBridge and Company OP (collectively, the “Remedy Actions”); provided, that any such actions shall be conditioned in all respects upon the consummation of the mergers and will not be effective for any purpose until after the Company merger effective time and no actions taken pursuant to this paragraph shall affect any representation or warranty of DigitalBridge under the merger agreement or any condition under the merger agreement; provided, further, that DigitalBridge shall, and shall cause each of its subsidiaries to, undertake such actions if requested by Parent if the effectiveness of such action is conditioned in all respects upon the occurrence of the closing and will not be effective for any purposes until after the Company merger effective time. Notwithstanding anything to the contrary set forth in the merger agreement, (i) none of Parent or any of its affiliates or subsidiaries will be required to, and none of DigitalBridge or any of its subsidiaries may (without the prior written consent of Parent in Parent’s sole discretion), proffer, consent to or agree to take any Remedy Action, or commit to take any Remedy Action, that constitutes, or would reasonably be expected to result in, a burdensome condition (as defined below), and (ii) neither Parent, nor any of its affiliates or its subsidiaries, shall be obligated, to commence, contest or defend any action, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order that is in effect and that restricts, prevents or prohibits consummation of the mergers and the other transactions contemplated by the merger agreement.
Each of DigitalBridge, the DigitalBridge Board, Parent and the board of directors of Parent shall, if any state takeover statute or similar statute becomes applicable to the merger agreement, the mergers or any other transactions contemplated hereby, use reasonable best efforts to ensure that the mergers and the other transactions contemplated by the merger agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise to minimize the effect of such statute or regulation on the merger agreement, the mergers and the other transactions contemplated hereby.
For purposes of the merger agreement, “burdensome condition” means taking any action, or accepting any term or restriction that would:
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require Parent or any of its affiliates to take any action that would violate any law applicable to Parent or any of its affiliates;

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require Parent or any of its affiliates to sell, license, divest, or dispose of any assets, entities, or businesses of Parent or any of its affiliates;

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require Parent or any of its affiliates, or DigitalBridge or any of its affiliates, to sell, license, divest, or dispose of material assets, entities, or businesses of DigitalBridge, its subsidiaries, or any of the portfolio companies specified in the Company disclosure letter (a “Specified Portfolio Company”), if such sale, license, divesture or disposal of assets, entities, or businesses of DigitalBridge, its subsidiaries, or any of the Specified Portfolio Companies would result in a material adverse effect following the closing on (a) DigitalBridge and its subsidiaries, taken as a whole, or (b) the Specified Portfolio Companies, taken as a whole;

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place DigitalBridge, any of its subsidiaries, or Specified Portfolio Companies into a voting trust, or cause DigitalBridge, any of its subsidiaries or Specified Portfolio Companies to become subject to (a) a proxy agreement or special security agreement, or (b) an equivalent structure that would cede to a third party, including any governmental entity, the direction or control of (i) DigitalBridge and its subsidiaries that, in the case of this clause (i) would be material to DigitalBridge and its subsidiaries taken as a whole, (ii) the Specified Portfolio Companies, that, in the case of this clause (ii) would be material to the Specified Portfolio Companies, taken as a whole, or (iii) DigitalBridge and its subsidiaries’ investment advisory business consistent with applicable investment advisory laws;

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prohibit Parent or its affiliates from receiving business and technical information, to the extent permitted by applicable law, from DigitalBridge, its subsidiaries and the Specified Portfolio Companies, that is material to (a) DigitalBridge and its subsidiaries, taken as a whole, or (b) the Specified Portfolio Companies, taken as a whole, in each case insofar as the foregoing restrictions relate to Parent’s, its affiliates or such Specified Portfolio Company’s activities in the United States, European Union and Japan;

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terminate, assign, or substantially amend any existing contractual relationships or contractual rights or obligations of Parent, Parent’s affiliates, DigitalBridge, DigitalBridge’s subsidiaries or DigitalBridge portfolio companies if any such termination, assignment, or substantial amendment would result in a material adverse effect following the closing on DigitalBridge and its subsidiaries, taken as a whole, or Parent and its affiliates, taken as a whole; or

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require that Parent or its affiliates accept any material term or restriction that relates to any assets, properties, businesses or operations of Parent or its affiliates other than DigitalBridge, its subsidiaries and its portfolio companies.

Indemnification of Directors and Officers; Insurance
From and after the LLC merger effective time, Parent shall and shall cause the surviving corporation to, to the fullest extent permitted by applicable law, exculpate, indemnify, defend and hold harmless, and provide advancement of expenses to, each person who is now, or has been at any time prior to the date of the merger agreement or who becomes prior to the LLC merger effective time, an officer or director of DigitalBridge or its subsidiaries (the “Indemnified Parties”) against all losses, claims, damages, reasonable and documented costs and expenses, liabilities or judgments or amounts arising from any claim, action, suit, proceeding or investigation based in whole or in part on the fact that such person is or was a director or officer of DigitalBridge or its subsidiaries, as applicable, or was prior to the LLC merger effective time serving at the request of any such party as a director, officer or manager of another person, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the LLC merger effective time, whether asserted or claimed prior to, or at or after, the LLC merger effective time (including matters, acts or omissions occurring in connection with the approval of the merger agreement and the consummation of the transactions contemplated hereby), in each case, to the same extent such persons are exculpated or indemnified or have the right to advancement of expenses as of the date of the merger agreement by DigitalBridge or any of its subsidiaries pursuant to any of their organizational documents, any indemnification agreement or applicable law in existence on the date of the merger agreement; provided, that any payment of expenses in advance of the final disposition of any such legal proceeding shall be made only upon receipt of an undertaking by such Indemnified Party to repay all amounts advanced if it should be ultimately determined that such Indemnified Party is not entitled to any indemnification.
Parent agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Company merger effective time now existing in favor of the Indemnified Parties as provided in their respective charter, bylaws or code of regulations (or comparable organizational documents) and any indemnification or other similar agreements of DigitalBridge or any of its subsidiaries, in each case as in effect on the date of the merger agreement, shall survive the

Company merger and shall continue in full force and effect in accordance with their terms for a period of not less than six years following the Company merger effective time.
Prior to the Company merger effective time, DigitalBridge may obtain and fully pay for a “tail” prepaid insurance policy, with a claim period of six years from and after the Company merger effective time, with respect to directors’ and officers’ liability insurance and fiduciary insurance (“DigitalBridge D&O Insurance”) for the current and former directors and officers of DigitalBridge and its subsidiaries, and any person who becomes a director, officer or manager of DigitalBridge or any of its subsidiaries after the date of the merger agreement and prior to the LLC merger effective time, as applicable, as to such persons’ status as a director or officer of DigitalBridge or its subsidiaries or if such person was serving at the request of any such party as a director, officer or manager of another person and for facts or events that occurred at or prior to the Company merger effective time, which DigitalBridge D&O Insurance: (a) shall not have an annual premium in excess of 300% of the last annual premium paid by DigitalBridge (300% of such last annual premium paid by DigitalBridge, the “DigitalBridge Maximum Premium,” with respect to, as applicable, the existing directors’ and officers’ liability insurance and fiduciary insurance) prior to the date of the merger agreement for its existing directors’ and officers’ liability insurance and fiduciary insurance; (b) shall have terms, conditions, retentions and limits of coverage no less favorable than the existing directors’ and officers’ liability insurance and fiduciary insurance for DigitalBridge with respect to matters existing or occurring prior to the Company merger effective time (including with respect to acts or omissions occurring in connection with the merger agreement and consummation of the transactions contemplated thereby); provided, however, that if terms, conditions, retentions and limits of coverage at least as favorable as the existing directors’ and officers’ liability insurance and fiduciary insurance for DigitalBridge cannot be obtained or can be obtained only by paying an annual premium in excess of the applicable DigitalBridge Maximum Premium, DigitalBridge and the surviving corporation, as the case may be, may obtain as much similar insurance as is reasonably practicable for an annual premium equal to the applicable DigitalBridge Maximum Premium; and (c) the surviving corporation after the Company merger effective time shall, and Parent shall cause the surviving corporation to, maintain such directors’ and officers’ liability insurance and fiduciary insurance policies in full force and effect for each of their full six-year terms and continue to honor its obligations under each policy. If DigitalBridge for any reason does not obtain such “tail” prepaid insurance as of the Company merger effective time, the surviving corporation shall, and Parent shall cause the surviving corporation to, continue to maintain in effect, for a period of six years from and after the Company merger effective time for the current and former directors and officers of DigitalBridge and its subsidiaries, and any person who becomes a director, officer or manager of DigitalBridge or any of its subsidiaries after the date hereof and prior to the LLC merger effective time as to such persons’ status as a director, officer or manager of DigitalBridge or its subsidiaries, as the case may be, and for facts or events that occurred at or prior to the Company merger effective time, the existing directors’ and officers’ liability insurance and fiduciary insurance for DigitalBridge, which insurance has terms, conditions, retentions and limits of coverage at least as favorable as the existing directors’ and officers’ liability insurance and fiduciary insurance for DigitalBridge, as applicable, with respect to matters existing or occurring prior to the Company merger effective time (including with respect to acts or omissions occurring in connection with the merger agreement and consummation of the transactions contemplated thereby); provided, however, that if terms, conditions, retentions and limits of coverage at least as favorable as such existing insurance cannot be obtained or can be obtained only by paying an annual premium in excess of the applicable DigitalBridge Maximum Premium, the surviving corporation shall only be required to obtain as much similar insurance as is reasonably practicable for an annual premium equal to the applicable DigitalBridge Maximum Premium; and maintain such directors’ and officers’ liability insurance and fiduciary insurance policies in full force and effect for each of their full six year terms and continue to honor its obligations under each policy.
Client Consents
If and to the extent required by applicable law, the organizational documents of the relevant client, the fund documentation and/or the relevant investment advisory arrangement, DigitalBridge shall use its reasonable best efforts to obtain the consents of clients to whom DigitalBridge or its subsidiaries provide investment management services (“clients”, and such consents, the “client consents”) pursuant to the procedures set forth in the merger agreement. In connection with obtaining such client consents, DigitalBridge has agreed to take reasonable steps to keep Parent reasonably informed of the status of obtaining such client consents and, upon Parent’s reasonable request, make available to Parent copies of all such executed client consents. Parent will have the right to review in advance of distribution the form of notice or other materials to be distributed by DigitalBridge or any of its subsidiaries to clients to solicit the client consents and DigitalBridge will consider Parent’s reasonable comments thereon in good faith.
Without the prior written consent of Parent (which will not be unreasonably withheld, conditioned or delayed), DigitalBridge and its subsidiaries shall not permit any material amendment or modification of the terms of, or material waiver under, any investment advisory arrangement or fund documentation or any other accommodation, in each case, as a condition to obtaining any client consent solicited pursuant to the merger agreement. In no event shall DigitalBridge or any of its subsidiaries be required to offer or grant any accommodation or alteration of terms (financial or otherwise) in respect of any fund or any fund documentation, or pay any fee or other amount, or assume any liability or obligation, to obtain any client consents.
Parent has agreed to reasonably cooperate with DigitalBridge and its affiliates in connection with the obtaining of client consents, including, if reasonably requested by DigitalBridge, participating with DigitalBridge in calls and meetings with any DigitalBridge fund, client (or its governing body), or any investor therein. Except as consented to by DigitalBridge in writing, none of Parent or its affiliates or their respective employees, directors, officers, agents or other representatives will, directly or indirectly, contact or communicate with any client (or its investors or governing body) or any of their affiliates or representatives (including any consultants) regarding the transactions contemplated by the merger agreement.
Miscellaneous Covenants
The merger agreement contains additional agreements among DigitalBridge, Parent, the Merger Subs and Company OP relating to, among other matters:
•
the filing by DigitalBridge of this proxy statement with the SEC and cooperation in response to any comments from the SEC with respect to this proxy statement;

•
the delisting by DigitalBridge of the shares of DigitalBridge common stock and DigitalBridge preferred stock from the NYSE;

•
the coordination of DigitalBridge and Parent with respect to press releases and other public announcements with respect to the mergers and the other transactions contemplated by the merger agreement;

•
certain tax matters;

•
notification of certain matters;

•
opportunity to participate in litigation;

•
Section 16 matters;

•
cooperation related to Parent’s arrangement of any debt financing for the transactions contemplated by the merger agreement;

•
obtaining certain consents from DigitalBridge preferred stockholders if requested by Parent;

•
other matters and actions set forth in the Company disclosure letter.

Conditions to the Closing of the Mergers
The respective obligations of each of DigitalBridge, Parent, the Merger Subs and Company OP to effect the mergers are subject to the satisfaction (or written waiver by DigitalBridge and Parent (to the extent permitted by applicable law)) at or prior to the closing of the following conditions:
•
the Company required stockholders vote shall have been obtained;

•
(a) the waiting period applicable to the mergers pursuant to the HSR Act (and any extension thereof, including any agreement with any governmental entity to delay the closing entered into in connection therewith) shall have expired or otherwise been terminated and (b) any applicable waiting periods (and extensions thereof), consents or approvals required from any governmental entity or under any applicable law as set forth on the Company disclosure letter shall have expired, been terminated or obtained, as the case may be; and
•
No order issued by any governmental entity of competent jurisdiction or applicable law (collectively, “legal restraints”) in the U.S. or any jurisdiction set forth in the Company disclosure letter (the “Applicable Jurisdictions”) shall be in effect enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the mergers.

The obligations of Parent to effect the mergers are also subject to the satisfaction (or written waiver by Parent (to the extent permitted by applicable law)) at or prior to the closing of the following conditions:

•
(i) the representations and warranties of DigitalBridge set forth in the “Absence of Certain Changes” section of the merger agreement must be true and correct as of December 29, 2025, and as of the closing date as though made on and as of the closing date (except to the extent made as of an earlier date, in which case as of such date); (ii) the representations and warranties of DigitalBridge set forth in clause (i) of the “Capital Structure” section of the merger agreement must be true and correct in all respects except for any de minimis inaccuracies as of December 29, 2025, and as of the closing date as though made on and as of the closing date (except to the extent made as of an earlier date, in which case as of such date); (iii) the representations and warranties of DigitalBridge set forth in the “Organization, Standing and Power” section (other than clause (iii) thereof), “Capital Structure” section (other than clauses (i) and (iv) thereof), “Authority” section, “Takeover Statutes” section and “Brokers and Finders” section of the merger agreement (A) to the extent qualified by the words “materially”, “material” or “Company Material Adverse Effect” shall be true and correct in all respects as of December 29, 2025, and as of the closing date as though made on and as of the closing date (except to the extent made as of an earlier date, in which case as of such date) and (B) to the extent not qualified by the words “materially”, “material” or “Company Material Adverse Effect” shall be true and correct in all material respects as of December 29, 2025, and as of the closing date as though made on and as of the closing date (except to the extent made as of an earlier date, in which case as of such date); and (iv) the remaining representations and warranties of DigitalBridge set forth in the merger agreement (other than those referenced in foregoing clauses (i), (ii) and (iii)) shall be true and correct as of December 29, 2025, and as of the closing date as though made on and as of the closing date (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (iv), where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or material adverse effect or other similar qualifications in any such representation, except for references to “Company Material Contracts”) has not had and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect;

•
each of DigitalBridge and Company OP must have performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date (excluding covenants related to Parent financing matters and DigitalBridge preferred stock);

•
the regulatory approvals must have been obtained, in each case, without the imposition of a burdensome condition;

•
(a) DigitalBridge shall have obtained the client consents with respect to each of its flagship funds and (b) the percentage of fee-paying clients that have provided client consent (the “fee-paying client consent percentage”) shall be equal to or greater than 85%;

•
since December 29, 2025, no material adverse effect shall have occurred; and

•
Parent must have received a certificate, signed on DigitalBridge’s behalf by the Chief Executive Officer or Chief Financial Officer of DigitalBridge, dated as of the closing date, certifying to the effect that each of the conditions set forth in the preceding first, second, fourth and fifth bullet points has been satisfied.

The obligations of DigitalBridge and Company OP to effect the mergers are also subject to the satisfaction (or written waiver by DigitalBridge (to the extent permitted by applicable law)) at or prior to the closing of the following conditions:

•
(i) the representations and warranties of Parent set forth in the “Organization, Standing and Power” section and “Authority” section of the merger agreement must be true and correct in all material respects as of the closing date as though made on and as of the closing date (except to the extent made as of an earlier date, in which case as of such date), and (ii) the other representations and warranties of Parent set forth in the merger agreement must be true and correct as of the closing date as though made on and as of the closing date (except to the extent made as of an earlier date, in which case as of such date), except, in the case of the foregoing clause (ii), where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or Parent material adverse effect (as defined below)) would not, individually or in the aggregate, reasonably be expected to have any effect that would, or would reasonably be expected to, prevent or materially delay, or materially impair the ability of Parent, Merger Sub I or Merger Sub II to consummate the mergers and the other transactions of the merger agreement (a “Parent material adverse effect”);

•
each of Parent, Merger Sub I and Merger Sub II must have performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing; and

•
DigitalBridge must have received a certificate, signed on Parent’s behalf by the Chief Executive Officer or Chief Financial Officer of Parent, dated as of the closing date, certifying to the effect that each of the conditions set forth in the preceding two bullet points has been satisfied.

Termination
The merger agreement may be terminated and the mergers may be abandoned at any time prior to the Company merger effective time, whether before or after the Company required stockholders vote has been obtained, as follows:
•
by mutual written consent of DigitalBridge and Parent;

•
by either DigitalBridge or Parent, upon written notice to the other party, if an order issued by any governmental entity of competent jurisdiction or applicable law (a “legal restraint”) in the U.S. or any other agreed-upon jurisdictions enjoins, restrains or otherwise makes illegal, prevents or prohibits the consummation of the mergers has become final and non-appealable; provided, that the party seeking to terminate pursuant to this right has used the required efforts to prevent the entry of and remove the restraint, as required by the merger agreement; and provided, further, that the right to terminate the merger agreement pursuant to this right shall not be available to the party seeking to terminate if such party’s failure to comply with the terms of the merger agreement is the primary cause of the legal restraint;

•
by either DigitalBridge or Parent, upon written notice to the other party, if the mergers shall not have occurred on or before 11:59 p.m., New York City time, on March 29, 2027 (the “outside date”); provided, that either party shall have the right to extend the outside date by up to 90 days by delivering written notice to the other party if receipt of requisite regulatory approvals or absence of legal restraints are the only remaining closing conditions not satisfied; provided, further, that this right to terminate the merger agreement shall not be available to the party seeking to terminate if such party’s failure (or failure of any of its subsidiaries who are parties) to comply with the terms of the merger agreement was the primary cause of the failure of the mergers to occur on or before the outside date;

•
by either DigitalBridge or Parent, upon written notice to the other party, if the Company required stockholders vote shall not have been obtained at the special meeting duly convened therefor or at any adjournment or postponement thereof, in each case, at which a vote on the approval of the Company merger was taken;

by written notice from DigitalBridge to Parent:
•
if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Subs contained in the merger agreement, such that certain of the conditions to the obligations of DigitalBridge to effect the mergers would not be satisfied and, in either such case, such breach is not curable in a manner sufficient to allow the satisfaction of such conditions or, if curable, is not cured in a manner sufficient to allow the satisfaction of such conditions prior to the earlier of (a) 30 days after written notice thereof is given by DigitalBridge to Parent or (b) five business days prior to the outside date; provided, that DigitalBridge shall not have the right to terminate the merger agreement pursuant to this right if either DigitalBridge or Company OP is then in breach of its representations, warranties, covenants or agreements, in each case, contained in the merger agreement, such that certain of the conditions to the obligations of Parent to effect the mergers as set forth in the merger agreement would not be satisfied; or
•
prior to obtaining the Company required stockholders vote, in order to enter into a definitive agreement providing for a superior proposal, subject to and in accordance with the terms and conditions of the merger agreement related to a change of recommendation; provided, that DigitalBridge pays the DigitalBridge termination fee at or prior to the time of such termination in accordance with the applicable provision of the merger agreement (it being understood that DigitalBridge may enter into such definitive agreement simultaneously with such termination of the merger agreement);

by written notice from Parent to DigitalBridge:
•
if there shall have been a breach of any representation, warranty, covenant or agreement on the part of DigitalBridge or Company OP contained in the merger agreement, such that certain of the conditions to the obligations of Parent to effect the mergers would not be satisfied and, in either such case, such breach is not curable in a manner sufficient to allow the satisfaction of such conditions or, if curable, is not cured in a manner sufficient to allow the satisfaction of such conditions prior to the earlier of (a) 30 days after written notice thereof is given by Parent to DigitalBridge or (b) five business days prior to the outside date; provided, that Parent shall not have the right to terminate the merger agreement pursuant to this right if either Parent, Merger Sub I or Merger Sub II is then in breach of its representations, warranties, covenants or agreements, in each case, contained in the merger agreement, such that certain of the conditions to the obligations of DigitalBridge and Company OP to effect the mergers as set forth in the merger agreement would not be satisfied; or

•
prior to obtaining the Company required stockholders vote, if the DigitalBridge Board shall have made a change in Company recommendation.

Termination Fee
DigitalBridge must pay to Parent a termination fee of $96,000,000 (the “DigitalBridge termination fee”) in the event that (a) DigitalBridge terminates the merger agreement prior to, but not after the Company required stockholders vote, in order to enter into an acquisition agreement with respect to a superior proposal in accordance with the terms of the non-solicitation provisions of the merger agreement and DigitalBridge has not materially breached the non-solicitation provisions of the merger agreement, (b) Parent terminates the merger agreement upon written notice to DigitalBridge, at any time prior to the Company required stockholders vote, if there is a change in Company recommendation, or (c) in the event that:

•
after December 29, 2025, a bona fide acquisition proposal with respect to DigitalBridge shall have been publicly announced or shall have become publicly disclosed and shall not have been publicly withdrawn without qualification at least two business days prior to the Company stockholders meeting (or, in the case of termination due to the outside date having passed, the outside date, or in the case of termination by Parent described in clause (b) of the subsequent bullet, the date of the applicable breach);

•
thereafter the merger agreement is terminated (a) by Parent or DigitalBridge due to the Company required stockholder vote not being obtained, or by Parent or DigitalBridge due to the outside date having passed and at such time Parent could have terminated as a result of the Company required stockholder vote not being obtained, or (b) by Parent if either DigitalBridge or Company OP has breached or failed to perform its representations, warranties, covenants or agreements under the merger agreement, or if any representation or warranty of DigitalBridge become untrue, in each case, if occurring or continuing on the closing date, would cause the failure of certain closing conditions and is not cured within the applicable cure period, subject to Parent, Merger Sub I or Merger Sub II not then being in breach of any of its representations, warranties, covenants or agreements in a manner that would cause the failure of certain closing conditions of Parent, Merger Sub I or Merger Sub II; and

•
prior to the date that is 12 months after the date of such termination, DigitalBridge either (a) consummates a transaction of a type set forth in the definition of “acquisition proposal” or (b) enters into a definitive acquisition agreement with respect to an acquisition proposal and such transaction is later consummated (provided that, for purposes of this bullet, each reference to “25% or more” in the definitions of “acquisition proposal” and “acquisition agreement” contained in the merger agreement shall be deemed to be a reference to “50.1% or more”). In no event shall DigitalBridge be required to pay the DigitalBridge termination fee on more than one occasion.

Parent must pay to DigitalBridge a termination fee of $154,000,000 (the “Parent termination fee”) in the event that:

•
either Parent or DigitalBridge terminates the merger agreement due to a legal restraint becoming final and non-appealable and, at the time of such termination, any of the following conditions have not been satisfied or waived: (a) the HSR waiting period has expired or otherwise been termination, (b) any applicable waiting periods, consents or approvals required from any governmental entity or under applicable law as set forth in the disclosure letter have expired, been terminated or obtained, or (c) no governmental orders make the mergers illegal, or

•
either Parent or DigitalBridge terminates the merger agreement due to the expiration of the outside date and, at the time of such termination, DigitalBridge shall have obtained the required stockholders vote and all of the conditions that DigitalBridge or Company OP must satisfy in order to close, other than the conditions related to obtaining regulatory approvals and the absence of legal restraints in the U.S. and other agreed-upon jurisdictions, have been satisfied or waived (to the extent permitted by applicable law) (other than such conditions that are by their nature or terms to be satisfied by actions taken at the closing; provided, that (a) such conditions could be satisfied if the closing were to occur on the date of such termination, and (b) a breach by DigitalBridge of its obligations to obtain required regulatory approvals is not the primary cause of the legal restraint giving rise to the termination right or the failure of any of the conditions related to obtaining regulatory approvals and the absence of legal restraints in the U.S. and other agreed-upon jurisdictions making the mergers illegal to be satisfied prior to the outside date).

Parent must pay the Parent termination fee by wire transfer of immediately available funds to an account designated in writing by DigitalBridge within three business days after termination of the merger agreement. In no event will Parent be required to pay the Parent termination fee on more than one occasion.
If DigitalBridge or Parent fails to promptly pay their respective termination fee in accordance with the terms of the merger agreement and the other party commences any action that results in a judgment or order in its favor for such payment, the paying party shall pay or cause to be paid to the other party its costs and expenses (including reasonable and documented out-of-pocket attorney’s fees and expenses) in connection with such action, together with the interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published by The Wall Street Journal in effect on the date such payment was required to be made.
In circumstances in which the DigitalBridge termination fee is payable by DigitalBridge to Parent, or the Parent termination fee is payable by Parent to DigitalBridge, the payment of such termination fee shall be the sole and exclusive remedy of the party receiving the fee for the failure of the mergers to close or for any breach or failure to perform by the other party under the merger agreement; provided that no such payment shall relieve the party paying such fee for liabilities or damages resulting from any fraud or willful breach of a transaction agreement that occurs prior to such termination.
Effect of Termination
If the merger agreement is validly terminated pursuant to its terms, the merger agreement will become void and there shall be no liability or obligation on the part of any party thereto or their respective officers or directors, except as provided by certain provisions of the merger agreement, including those related to confidentiality, certain expense reimbursements, the termination of the merger agreement and the Parent termination fee and DigitalBridge termination fee and certain general provisions; provided, that, (a) the termination of the merger agreement will not relieve or release any party thereto of any liability or damages arising out of fraud or willful breach of the merger agreement or other transaction agreements or (b) no such termination shall relieve DigitalBridge of its obligation to pay the DigitalBridge termination fee or Parent of its obligations to pay the Parent termination fee.
Expenses Generally
Except as otherwise specifically provided in the merger agreement, each party to the merger agreement will bear its own expenses in connection with the merger agreement and the transactions contemplated by the merger agreement. All filing fees of the parties to the merger agreement in connection with any filings required under any law of any governmental entity that regulates DigitalBridge, any of its subsidiaries, or any of its affiliates, or any of their respective business or operations and is related to the transactions contemplated by the merger agreement shall be equally borne by Parent and DigitalBridge. Expenses incurred in connection with the filing, printing and mailing of this proxy statement will be borne by DigitalBridge.
Amendments
At any time prior to the Company merger effective time, the merger agreement may be amended by the parties, by an instrument in writing signed on behalf of each of the parties; provided, that, after the Company required stockholders vote is obtained, if any such amendment requires further approval by the stockholders of DigitalBridge under applicable law or in accordance with the rules and regulations of the New York Stock Exchange, the effectiveness of such amendment shall be subject to the approval of the stockholders of DigitalBridge.
Specific Performance
The parties to the merger agreement will be entitled (in addition to any other remedy to which they are entitled at law or in equity) to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of the merger agreement and to specifically enforce the terms and provisions of the merger agreement.
Governing Law and Jurisdiction
The merger agreement will be governed by, and construed in accordance with, the laws of the State of Maryland (without giving effect to choice of law or conflict of law principles thereof or of any other jurisdiction that would cause the application of any laws of any jurisdiction other than the State of Maryland).
Each of the parties to the merger agreement irrevocably (a) submits itself to the exclusive jurisdiction of the Circuit Court for Baltimore City, Maryland, Business and Technology Case Management Program or if (and only if) such court shall not have jurisdiction, U.S. District Court for the District of Maryland, Northern Division, and any appellate court from any appeal thereof for the purposes of any suit, action or other proceeding arising out of the merger agreement or any transaction contemplated by the merger agreement (b) agrees that any claim in respect of any such action, suit or proceeding may be heard and determined in the Circuit Court for Baltimore City, Maryland or, in such Federal court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action, suit or proceeding in the Circuit Court for Baltimore City, Maryland or such Federal court, (d) waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action, suit or proceeding in the Circuit Court for Baltimore City, Maryland or such Federal court and (e) consents to, and agrees to cooperate with regard to, the assignment of any suit, action, or other proceeding brought in the Circuit Court for Baltimore City, Maryland to the Business and Technology Case Management Program of such Court pursuant to Maryland Rule 16-308 (or any successor thereof).

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER MERGER-RELATED COMPENSATION PROPOSAL
(PROPOSAL 2)
In accordance with Section 14A of the Exchange Act, DigitalBridge is providing its stockholders with the opportunity to cast a non-binding, advisory vote on the compensation that will be paid or may become payable to the named executive officers of DigitalBridge in connection with the mergers, the value of which is set forth in the table entitled “Golden Parachute Compensation” in the section of this proxy statement entitled “The Merger Proposal (Proposal 1) — Interests of DigitalBridge’s Executive Officers and Directors in the Mergers” beginning on page 75. This proposal, commonly known as “say-on-golden parachutes,” is referred to in this proxy statement as the named executive officer merger-related compensation proposal. As required by Section 14A of the Exchange Act, DigitalBridge is asking its stockholders to vote on the adoption of the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to DigitalBridge’s named executive officers in connection with the mergers, as disclosed under “The Merger Proposal (Proposal 1) — Interests of DigitalBridge’s Executive Officers and Directors in the Mergers — Potential Merger-Related Payments to Named Executive Officers,” including the table, associated footnotes and narrative discussion, is hereby APPROVED.”
The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote on the merger proposal. Accordingly, you may vote to approve the merger proposal and vote not to approve the named executive officer merger-related compensation proposal, and vice versa. Because the vote to approve the named executive officer merger-related compensation proposal is only advisory in nature, it will not be binding on DigitalBridge, Parent or the surviving corporation. Accordingly, because DigitalBridge is contractually obligated to pay such merger-related compensation, the compensation will be paid or payable, subject only to the conditions applicable thereto, if the merger proposal is approved, regardless of the outcome of the advisory vote.
Assuming a quorum is present, approval of the named executive officer merger-related compensation proposal (on a non-binding basis) requires the affirmative vote of the holders of a majority of the votes cast by the holders of DigitalBridge common stock entitled to vote thereon at the special meeting, whether the holders are in person or represented by proxy at the online special meeting. Abstentions and broker non-votes, if any, will have no effect on the outcome of the named executive officer merger-related compensation proposal. If you sign and return a proxy and do not indicate how you wish to vote on the named executive officer merger-related compensation proposal, your shares will be voted in favor of the named executive officer merger-related compensation proposal.
The DigitalBridge Board unanimously recommends that DigitalBridge stockholders vote “FOR” the named executive officer merger-related compensation proposal.

ADJOURNMENT PROPOSAL
(PROPOSAL 3)
DigitalBridge stockholders are being asked to approve a proposal that will give DigitalBridge the authority to adjourn the special meeting to a later date or dates from time to time, as determined in accordance with the merger agreement by the DigitalBridge Board, including as reasonably necessary for the purpose of soliciting additional proxies in favor of the merger proposal if there are insufficient votes at the time of the special meeting to approve the merger proposal. If a quorum is not present, the chairman at the special meeting may adjourn the special meeting from time to time until a quorum is present. If the adjournment is for more than 120 days, or if, after the adjournment, a new record date is fixed for the adjourned special meeting, a notice of the adjourned special meeting will be given to each stockholder of record entitled to vote at the meeting in accordance with DigitalBridge’s bylaws. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, DigitalBridge stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals.
Assuming a quorum is present, approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the votes cast by the holders of DigitalBridge common stock entitled to vote thereon at the special meeting. Abstentions and broker non-votes, if any, will have no effect on the outcome of the adjournment proposal. If you sign and return a proxy and do not indicate how you wish to vote on the adjournment proposal, your shares will be voted in favor of the adjournment proposal. DigitalBridge does not intend to call a vote on this proposal if the merger proposal has been approved by the requisite number of shares of DigitalBridge common stock at the special meeting.
The DigitalBridge Board unanimously recommends that DigitalBridge stockholders vote “FOR” the adjournment proposal.

MARKET INFORMATION
Market Information
DigitalBridge common stock trades on the NYSE under the symbol “DBRG”. The following table sets forth the reported high and low intra-day trading prices of shares of DigitalBridge common stock, and the quarterly cash dividends per share declared, in each case for the period indicated.
Fiscal Year	High	Low
2026
First Quarter (through March 20, 2026)	$15.49	$15.26
2025
First Quarter	$12.63	$8.63
Second Quarter	$12.165	$6.41
Third Quarter	$12.84	$10.07
Fourth Quarter	$15.55	$8.94
2024
First Quarter	$20.99	$16.9001
Second Quarter	$19.49	$12.1201
Third Quarter	$14.91	$11.07
Fourth Quarter	$17.33	$10.55
2023
First Quarter	$16.45	$9.99
Second Quarter	$14.77	$10.20
Third Quarter	$18.435	$14.10
Fourth Quarter	$18.415	$14.08
2022
First Quarter	$34.20	$25.72
Second Quarter	$30.66	$17.94
Third Quarter	$23.44	$12.42
Fourth Quarter	$15.42	$10.39
The closing sales price of DigitalBridge common stock on March 20, 2026, the latest practicable date before the printing of this proxy statement, was $15.35 per share. The closing sales price of DigitalBridge common stock on the NYSE on December 26, 2025, the last trading day prior to the announcement of the execution of the merger agreement, was $13.92 per share. The closing sales price of DigitalBridge common stock on the NYSE on December 4, 2025, the last trading day prior to a Bloomberg report indicating that SoftBank Group was in discussions to acquire DigitalBridge, was $9.72 per share. You are urged to obtain current market quotations for DigitalBridge common stock when considering whether to approve the merger proposal.
Holders
At the close of business on March 23, 2026, 182,392,592 shares of DigitalBridge common stock were issued and outstanding, held by approximately 1,963 holders of record.
Dividends
DigitalBridge has paid dividends every quarter since September 29, 2022. Under the terms of the merger agreement, from December 29, 2025, until the earlier of the effective time of the merger or the valid termination of the merger agreement, DigitalBridge is subject to limitations on declaring and paying dividends without Parent’s written consent, subject to certain exceptions as discussed in more detail in the section of this proxy statement entitled “The Merger Agreement — Conduct of Business Pending the Mergers” beginning on page 97.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of shares of DigitalBridge common stock as of March 18, 2026 by (a) each of DigitalBridge’s directors and named executive officers, (b) all of DigitalBridge’s directors and executive officers as a group and (c) each person known to DigitalBridge to beneficially own more than 5% of the outstanding DigitalBridge common stock.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
The percentage of beneficial ownership of our shares of common stock is calculated based on 182,883,136 shares of common stock outstanding as of January 31, 2026.
Except as otherwise indicated in the footnotes below, each of the beneficial owners has, to DigitalBridge’s knowledge, sole voting and investment power with respect to the indicated shares. Unless otherwise noted, the address of each beneficial owner is c/o DigitalBridge Group, Inc., 750 Park of Commerce Drive, Suite 210, Boca Raton, FL 33487.
Name of Beneficial Owner	Common Share Equivalents(1)		DigitalBridge common stock(1)
Directors and Executive Officers	Number of Shares Beneficially Owned	Ownership Percentage	% of DigitalBridge common stock
Marc Ganzi(2)	2,907,297	1.55%	*
Benjamin J. Jenkins(2)	2,489,169	1.32%	*
Thomas Mayrhofer(2)	156,062	*	*
Geoffrey Goldschein(2)	94,453	*	*
Liam Stewart(2)	207,397	*	*
James Keith Brown	41,768	*	*
Nancy A. Curtin(3)	127,229	*	*
Jeannie H. Diefenderfer(4)	74,884	*	*
Gregory J. McCray(4)	57,561	*	*
Sháka Rasheed(3)(4)	54,953	*	*
Dale Anne Reiss(4)	81,636	*	*
David M. Tolley(3)(4)	47,807	*	*
Jay Wintrob	8,075	*	*
All Directors and Executive Officers as a Group (13 persons)(5)	6,348,291	3.37%	0.80%

*
Represents beneficial ownership of less than one percent of our issued and outstanding common stock as of March 18, 2026.

The following table sets forth the information indicated for persons or entities known to us to be beneficial owners of more than 5% of our outstanding stock, based solely upon filings made with the SEC. Except as described below, we know of no person that beneficially owns more than 5% of our outstanding common stock.
	DigitalBridge common stock
Significant Stockholders(6)	Number of Shares Beneficially Owned	Ownership Percentage
The Vanguard Group(7)	17,098,253	9.4%
BlackRock, Inc.(8)	12,066,848	6.6%
Pentwater Capital Management LP(9)	11,500,000	6.3%
Bank of America Corp.(10)	9,722,332	5.3%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. “Common Share Equivalents” includes (A) 182,392,592 shares of our DigitalBridge common stock outstanding as of March 18, 2026, where (i) the investor actually owns beneficially or of record, (ii) over which the investor has or shares direct or indirect voting or dispositive control (such as in the capacity as a general partner of an investment fund); and (iii) over which the investor has the right to acquire direct or indirect voting or dispositive control within 60 days, (B) 219,001 deferred stock units held by certain of our non-executive directors, which will be automatically settled in shares of DigitalBridge common stock following each such director’s departure from our Board, and (C) 5,488,714 Company OP units and LTIP units which may be redeemed for cash or, at our option, shares of DigitalBridge common stock, subject to certain conditions, and in accordance with the limited liability company agreement of our Operating Company, in each case, as of March 18, 2026.

(2)
Includes shares of restricted DigitalBridge common stock subject to time-based vesting for Messrs. Ganzi, Jenkins, Mayrhofer, Goldschein and Stewart. Excludes restricted stock units subject to performance-based vesting.

(3)
Includes deferred stock units as follows: Mr. Brown — 41,768; Ms. Curtin — 121,714; and Mr. Rasheed — 54,953.

(4)
Includes shares of restricted DigitalBridge common stock subject to time-based vesting for Messrs. Brown, McCray, Rasheed, Wintrob and Tolley and Mses. Curtin, Diefenderfer and Reiss.

(5)
Includes our directors and executive officers as of March 18, 2026.

(6)
The percentages presented in the table are based on 182,392,592 shares of common stock, as of March 18, 2026.

(7)
The information regarding The Vanguard Group was derived from a Schedule 13G/A filed with the SEC on November 12, 2024, that reported sole voting power with respect to 0 shares of our DigitalBridge common stock, sole dispositive power with respect to 16,754,591 shares of our DigitalBridge common stock, shared voting power with respect to 156,790 shares of our DigitalBridge common stock, and shared dispositive power with respect to 343,662 shares of our DigitalBridge common stock. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

(8)
This information regarding BlackRock, Inc. was derived from a Schedule 13G/A filed with the SEC on January 26, 2024, that reported sole voting power with respect to 11,709,083 shares of our DigitalBridge common stock, sole dispositive power with respect to 12,066,848 shares of our DigitalBridge common stock, shared voting power with respect to 0 shares of our DigitalBridge common stock, and shared dispositive power with respect to 0 shares of our DigitalBridge common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(9)
This information regarding Pentwater Capital Management LP was derived from a Schedule 13G filed with the SEC on February 17, 2026, that reported sole voting power with respect to 0 shares of our DigitalBridge common stock, sole dispositive power with respect to 0 shares of our DigitalBridge common stock, shared voting power with respect to 11,500,000 shares of our DigitalBridge common stock, and shared dispositive power with respect to 11,500,000 shares of our DigitalBridge common stock. The address for Pentwater Capital Management LP is 1001 10th Avenue South, Suite 216, Naples, FL 34102.

(10)
This information regarding Bank of America Corp. was derived from a Schedule 13G filed with the SEC on February 11, 2026, that reported sole voting power with respect to 0 shares of our DigitalBridge common stock, sole dispositive power with respect to 0 shares of our DigitalBridge common stock, shared voting power with respect to 9,604,425 shares of our DigitalBridge common stock, and shared dispositive power with respect to 9,621,795 shares of our DigitalBridge common stock. The address for Bank of America Corp. is 100 N. Tryon St., Charlotte, NC 28255.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE COMPANY MERGER
The following is a summary of the material U.S. federal income tax consequences of the Company merger to “U.S. holders” and “non-U.S. holders” (in each case, as defined below) of DigitalBridge common stock whose shares of DigitalBridge common stock are converted into the right to receive cash in the Company merger. This summary is based on the provisions of the Code, applicable Treasury regulations, judicial authority, administrative interpretations, and administrative rulings in effect as of the date of this proxy statement, all of which may change, possibly with retroactive effect. This summary is general in nature and does not purport to be a complete analysis of all potential tax effects of the Company merger.
This discussion addresses only the consequences of the exchange of shares of DigitalBridge common stock held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). It does not consider the effect of the Medicare tax on net investment income or any applicable state, local or non-U.S. income tax laws, or of any non-income tax laws. In addition, this discussion does not address all aspects of U.S. federal income tax consequences that may be relevant to a holder in light of the holder’s particular circumstances or to holders subject to special rules, such as:
•
a bank, insurance company, or other financial institution;

•
a tax-exempt organization;

•
a retirement plan or other tax-deferred account;

•
an entity or arrangement treated for U.S. federal income tax purposes as a partnership, S corporation or other pass-through entity (or an investor in such an entity or arrangement);

•
a real estate investment trust or regulated investment company;

•
a dealer or broker in stocks and securities or currencies;

•
a trader in securities that elects mark-to-market treatment;

•
a holder of shares subject to the alternative minimum tax provisions of the Code;

•
a holder of shares that received the shares through the exercise of an employee stock option, through a settlement of a restricted stock unit or performance stock unit award, through a tax qualified retirement plan or otherwise as compensation;

•
a U.S. holder (as defined below) that has a functional currency other than the U.S. dollar;

•
a “controlled foreign corporation,” “passive foreign investment company,” or corporation that accumulates earnings to avoid U.S. federal income tax;

•
a holder of shares that exercises appraisal rights;

•
a foreign pension fund and its affiliates;

•
a holder that holds shares as part of a hedge, straddle, constructive sale, conversion or other integrated transaction;

•
a United States expatriate; or

•
a holder of shares that is required to accelerate the recognition of any item of gross income with respect to the shares as a result of such income being recognized on an applicable financial statement.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds DigitalBridge common stock, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partner and the partnership. Partnerships holding DigitalBridge common stock and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Company merger to them.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of DigitalBridge common stock that is:
•
an individual citizen or resident, for U.S. federal income tax purposes, of the United States;

•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

A “non-U.S. holder” means a beneficial owner of DigitalBridge common stock that is not a U.S. holder or a partnership (or any other entity classified as a partnership for U.S. federal income tax purposes).
U.S. Holders
General.   The exchange of DigitalBridge common stock for cash in the Company merger generally will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of DigitalBridge common stock are converted into the right to receive cash in the Company merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares (determined before the deduction of any applicable withholding taxes) and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis generally will equal the price the U.S. holder paid for such shares. Gain or loss will be determined separately for each block of shares of DigitalBridge common stock (i.e., shares of DigitalBridge common stock acquired at the same cost in a single transaction). If a U.S. holder acquired different blocks of shares of DigitalBridge common stock at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of shares of DigitalBridge common stock that it holds.
Such gain or loss generally will be treated as long-term capital gain or loss if the U.S. holder has held the shares of DigitalBridge common stock for more than one year at the time of the effective time. Long-term capital gains of non-corporate U.S. holders (including individuals) are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding.   Information reporting and backup withholding (currently at a rate of 24%) may apply to payments made in connection with the Company merger. Backup withholding will not apply, however, to a U.S. holder of DigitalBridge common stock who (a) furnishes a correct taxpayer identification number (“TIN”), certifies that such U.S. holder is not subject to backup withholding on the Internal Revenue Service (“IRS”) Form W-9 included in the transmittal materials that such U.S. holder will receive, and otherwise complies with all applicable requirements of the backup withholding rules; or (b) provides proof that such U.S. holder is otherwise exempt from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any; provided, that such U.S. holder furnishes the required information to the IRS in a timely manner. The IRS may impose a penalty upon any taxpayer that fails to provide the correct TIN.
Non-U.S. Holders
General.   A non-U.S. holder’s receipt of cash in exchange for shares of DigitalBridge common stock pursuant to the Company merger generally will not be subject to U.S. federal income tax unless:
•
the gain, if any, on such shares is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to the non-U.S. holder’s permanent establishment in the United States);

•
the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the exchange of shares of DigitalBridge common stock for cash pursuant to the Company merger and certain other conditions are met; or

•
DigitalBridge is and has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five (5) year period ending on the date of the Company merger and certain other conditions are met.

A non-U.S. holder described in the first bullet point immediately above will generally be subject to U.S. federal income tax on any gain realized as if the non-U.S. holder were a U.S. holder. If such non-U.S. holder is a non-U.S. corporation, it may also be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits (or a lower treaty rate). An individual non-U.S. holder described in the second bullet point immediately above will be subject to tax at a rate of 30% (or a lower treaty rate) on any gain realized, which may be offset by U.S.-source capital losses recognized in the same taxable year, even though the individual is not considered a resident of the United States; provided, that the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
Generally, a corporation is a “United States real property holding corporation” if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business (all as determined for U.S. federal income tax purposes). We have not determined whether we are a “United States real property holding corporation” for U.S. federal income tax purposes as of the date hereof, though we have been characterized as such in the past. If we are or become a “United States real property holding corporation,” however, so long as DigitalBridge common stock is regularly traded on an established securities market during the calendar year in which the sale or other disposition occurs, only a non-U.S. holder who holds or held (at any time during the shorter of the five-year period preceding the date of disposition or the holder’s holding period) more than 5% of DigitalBridge common stock (applying certain constructive ownership rules) will be subject to U.S. federal income tax on the sale or other disposition of DigitalBridge common stock.
Information Reporting and Backup Withholding.   Information reporting and backup withholding will generally apply to payments made pursuant to the Company merger to a non-U.S. holder effected by or through the U.S. office of any broker, U.S. or non-U.S., unless the holder certifies its status as a non-U.S. holder and satisfies certain other requirements, or otherwise establishes an exemption. Copies of applicable information returns reporting such payments and any withholding may also be made available to the tax authorities in the country in which such non-U.S. holder resides under the provisions of an applicable treaty or agreement. Generally, information reporting and backup withholding will not apply to a payment of disposition proceeds to a non-U.S. holder where the transaction is effected outside the United States through a non-U.S. office of a broker. However, for information reporting purposes, dispositions effected through a non-U.S. office of a U.S. broker or a non-U.S. broker with substantial U.S. ownership or operations generally will be treated in a manner similar to dispositions effected through a U.S. office of a broker. A non-U.S. holder must generally submit an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable IRS Form W-8) attesting to its exempt foreign status in order to qualify as an exempt recipient. Notwithstanding the foregoing, backup withholding and information reporting may apply if we, the paying agent or Parent has actual knowledge, or reason to know, that a non-U.S. holder is a U.S. person. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules from a payment to a non-U.S. holder can be refunded or credited against the non-U.S. holder’s U.S. federal income tax liability, if any; provided, that an appropriate claim is timely filed with the IRS and the required information is furnished to the IRS in a timely manner.
THIS DISCUSSION IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. YOU SHOULD CONSULT WITH YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE COMPANY MERGER ARISING UNDER THE FEDERAL ESTATE OR GIFT TAX RULES OR UNDER THE LAWS OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

FUTURE DIGITALBRIDGE STOCKHOLDER PROPOSALS
DigitalBridge intends to hold an annual meeting of stockholders in 2026 on June 5, 2026 (the “DigitalBridge annual meeting”). Proposals of DigitalBridge stockholders that are intended to be considered for inclusion in DigitalBridge’s proxy materials for presentation at DigitalBridge’s annual meeting of stockholders to be held in 2026 pursuant to Rule 14a-8 under the Exchange Act, including nominations of persons for election to the DigitalBridge Board, must have been received by the Chief Legal Officer and Secretary of DigitalBridge at our principal executive offices at 750 Park of Commerce Drive, Suite 210, Boca Raton, FL 33487 in writing by December 18, 2025, which was 120 days prior to the one-year anniversary of the mailing date of DigitalBridge’s proxy statement for its annual meeting of stockholders held on May 23, 2025, unless the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the anniversary of DigitalBridge’s 2025 annual meeting, in which case the deadline for such proposals will be a reasonable time before DigitalBridge begins to print and send out proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC in Rule 14a-8 of the Exchange Act for such proposals to be included in the proxy statement.
Where a stockholder does not seek inclusion of the proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Exchange Act, including nominations of persons for election to the DigitalBridge Board, the proposal must still comply with the procedural requirements in DigitalBridge’s bylaws. Accordingly, for a proposal or nomination to be timely under DigitalBridge’s bylaws, written notice must have been delivered to the Chief Legal Officer and Secretary of DigitalBridge at DigitalBridge’s principal executive offices no earlier than November 18, 2025, and no later than 5:00 p.m. Eastern Time on December 18, 2025; provided, however, that in the event that the date of the 2026 annual meeting is advanced or delayed by more than 30 days from May 23, 2026, such written notice must be so delivered not earlier than the 150th day prior to and not later than 5:00 p.m. Eastern Time on the later of (i) the 120th day prior to the date of such annual meeting, as originally convened, and (ii) the 10th day following the day on which DigitalBridge first publicly announces the date of such meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice under our bylaws. Failure to deliver a proposal or nomination in accordance with this procedure may result in it not being timely received. A copy of the full text of the bylaw provisions discussed above may be obtained by writing to DigitalBridge’s Chief Legal Officer and Secretary at 750 Park of Commerce Drive, Suite 210, Boca Raton, FL 33487.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of trustee nominees other than DigitalBridge’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Any stockholder suggestions for director nominations must satisfy the notification, timeliness, consent and information requirements set forth above.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS
The SEC’s proxy rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement to those stockholders. DigitalBridge has adopted “householding” and delivered a single copy of the proxy materials to multiple stockholders who share the same address, unless one or more of such stockholders provide contrary instructions. This procedure reduces printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. If your household has received a single set of notice and proxy materials relating to the special meeting, but you would prefer to receive your own copy, please contact our transfer agent, Equiniti Trust Company, LLC, at 1-800-776-9437 or by mail to Equiniti Trust Company, LLC, Attn: Shareholder Services, 6201 15th Avenue, Brooklyn, NY 11219. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents. Any such stockholder may also contact Equiniti Trust Company, LLC using the above contact information if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of this proxy statement, you may request householding in the future by contacting Equiniti Trust Company, LLC. A number of brokerage firms with account holders who are DigitalBridge stockholders household proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you own your shares in “street name” and, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please contact your broker, bank, trustee or other intermediary to make your request.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
The SEC allows DigitalBridge to “incorporate by reference” documents it files with the SEC into this proxy statement, which means that DigitalBridge may disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except that information that DigitalBridge files later with the SEC will automatically update and supersede this information. This proxy statement incorporates by reference the documents listed below that have been previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules, including information furnished under Item 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits):
•
DigitalBridge’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 17, 2025 (to the extent incorporated by reference into Part III of DigitalBridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024);

•
DigitalBridge’s Current Report on Form 8-K filed on December 30, 2025 (File No. 001-37980); and

•
DigitalBridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed on February 26, 2026 (File No. 001-37980).

Any additional documents that DigitalBridge may file with the SEC under Section 13(a), 13(c), 14, or 15(d) of the Exchange Act, from the date of this proxy statement until the date of the special meeting, are also incorporated by reference into this proxy statement (other than any additional documents or information furnished and not filed with the SEC).
DigitalBridge, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the Company merger. Information about the directors and executive officers of DigitalBridge is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 17, 2025. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in this proxy statement.
You can obtain any of the filings incorporated by reference into this proxy statement from DigitalBridge or from the SEC through the SEC’s website at http://www.sec.gov. DigitalBridge will provide, without charge, to each person to whom a copy of this proxy statement is delivered, upon written or oral request of such person, a copy of any or all of the reports and documents referred to above which have been or may be incorporated by reference into this proxy statement. You should direct requests for those documents to:
DigitalBridge Group, Inc.
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
Attention: Chief Legal Officer and Secretary
DigitalBridge maintains an internet site at www.digitalbridge.com. Such website and the information contained on or connected to it shall not be deemed to be incorporated into this proxy statement.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. DIGITALBRIDGE HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH 24, 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
AGREEMENT AND PLAN OF MERGER
by and among
DUNCAN HOLDCO LLC,
DUNCAN SUB I INC.,
DUNCAN SUB II LLC,
DIGITALBRIDGE GROUP, INC.
and
DIGITALBRIDGE OPERATING COMPANY, LLC
Dated as of December 29, 2025

A-i

Exhibits:
Exhibit A — Amended and Restated Charter of the Surviving Corporation
Exhibit B — Amended and Restated Limited Liability Company Agreement of Surviving Company OP

A-ii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of December 29, 2025 (this “Agreement”), is by and among Duncan Holdco LLC, a Delaware limited liability company (“Parent”), Duncan Sub I Inc., a Maryland corporation and wholly owned Subsidiary of Parent (“Merger Sub I”), Duncan Sub II LLC, a Delaware limited liability company and wholly owned Subsidiary of Merger Sub I (“Merger Sub II” and, together with Merger Sub I, each a “Merger Sub”), DigitalBridge Group, Inc., a Maryland corporation (the “Company”) and DigitalBridge Operating Company, LLC, a Delaware limited liability company (“Company OP”). Each of Parent, Merger Sub I, Merger Sub II, the Company and Company OP is referred to herein as a “Party” and, collectively, as the “Parties”.
WHEREAS, the Parties intend that, subject to the terms and conditions set forth herein, (a) at the Company Merger Effective Time, Merger Sub I will be merged with and into the Company pursuant to the Company Merger, with the Company surviving the Company Merger, and (b) immediately following the Company Merger Effective Time, at the LLC Merger Effective Time, Merger Sub II will be merged with and into Company OP pursuant to the LLC Merger, with Company OP surviving the LLC Merger;
WHEREAS, each of the respective boards of directors and managing members, as applicable, of the Company, Company OP, Parent, Merger Sub I and Merger Sub II has unanimously determined that this Agreement and the transactions contemplated hereby, including the Mergers, are advisable and in the best interests of the Company, Company OP, Parent, Merger Sub I and Merger Sub II, respectively, and their respective stockholders or equity holders, as applicable, on the terms and subject to the conditions set forth in this Agreement and approved this Agreement and the transactions contemplated hereby, including the Mergers;
WHEREAS, the board of directors of the Company, acting on the recommendation of a committee of the board of directors consisting solely of independent and disinterested directors, has unanimously resolved to recommend that the stockholders of the Company approve the Company Merger and directed that such matter be submitted for consideration of the stockholders of the Company at the Company Stockholders Meeting;
WHEREAS, each of (a) the Company, in its capacity as the managing member of Company OP, and (b) Parent, in its capacity as sole stockholder of Merger Sub I and in its capacity as sole member of Merger Sub II, has taken all actions required for the execution of this Agreement by Company OP, Merger Sub I and Merger Sub II, respectively, and to approve the consummation by Company OP, Merger Sub I and Merger Sub II, respectively, of the transactions contemplated hereby, including the Company Merger and the LLC Merger, as applicable; and
WHEREAS, in connection with the execution and delivery of this Agreement, (a) the Equity Investor has delivered the Equity Commitment Letter to Parent and made a copy of such Equity Commitment Letter available to the Company and (b) the Ultimate Parent has entered into a letter agreement, dated as of the date hereof (the “Regulatory Efforts Agreement”), with the Company with respect to certain obligations of Ultimate Parent in connection with the transactions contemplated by this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, intending to be legally bound, the Parties agree as follows:
ARTICLE I
THE TRANSACTIONS
Section 1.1   The Mergers.
(a)   The Company Merger.
(i)   Upon the terms and subject to satisfaction or waiver (subject to applicable Law) of the conditions set forth in this Agreement, and in accordance with the Maryland General Corporation Law (the “MGCL”), at the Company Merger Effective Time, Merger Sub I shall be merged with and into the Company (the “Company Merger”). As a result of the Company Merger, the separate existence of Merger Sub I shall cease, and the Company shall continue as the surviving corporation of the Company Merger (the “Surviving Corporation”) and a wholly owned Subsidiary of Parent. The Company Merger will have the effects provided in this Agreement, the Articles of Merger and as set forth in the MGCL.
(ii)   The parties shall cause the Company Merger to be consummated by duly executing and filing as soon as practicable on the Closing Date (as defined below) (A) articles of merger for the Company Merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”), in such form as required by, and executed in accordance with the relevant provisions of, the MGCL and (B) any other filings, recordings or publications required, if any, under the MGCL in connection with the Company Merger, including the payment of any taxes and fees in connection therewith. The Company Merger shall become effective at the time when the Articles of Merger have been accepted for record by the SDAT, with such date and time specified in the Articles of Merger, or on such other date and time as may be agreed to by the Company and Parent and specified in the Articles of Merger, but in any event prior to the LLC Merger (the date and time the Company Merger becomes effective being the “Company Merger Effective Time”).
(b)   The LLC Merger.
(i)   Upon the terms and subject to satisfaction or waiver (subject to applicable Law) of the conditions set forth in this Agreement, and in accordance with the Delaware Limited Liability Company Act (the “DLLCA”), at the LLC Merger Effective Time, Merger Sub II shall be merged with and into Company OP (the “LLC Merger,” and together with the Company Merger, the “Mergers”), the separate existence of Merger Sub II shall cease, and Company OP shall continue as the surviving company in the LLC Merger (“Surviving Company OP”). The LLC Merger will have the effects provided in this Agreement, the LLC Certificate of Merger and as set forth in the DLLCA.
(ii)   The parties shall cause the LLC Merger to be consummated by duly executing and filing as soon as practicable on the Closing Date (A) a certificate of merger with respect to the LLC Merger (the “LLC Certificate of Merger”) with the Delaware Secretary of State (the “DSS”), in such form as required by, and executed in accordance with, the applicable provisions of the DLLCA and (B) any other filings, recordings or publications required, if any, under the DLLCA in connection with the LLC Merger. The LLC Merger shall become effective at the time that the LLC Certificate of Merger has been accepted for filing by the DSS or at such other date and time as may be agreed to by the Company and Parent and specified in the LLC Certificate of Merger (the date and time the LLC Merger becomes effective being the “LLC Merger Effective Time”), it being understood and agreed that the parties shall cause the LLC Merger Effective Time to occur promptly following the Company Merger Effective Time.
Section 1.2   Closing.   The closing of the Mergers (the “Closing”) will take place on the fifth Business Day after the satisfaction or waiver (subject to applicable Law) of the conditions set forth in Article VI (excluding conditions that, by their terms, are to be satisfied on the Closing Date, but subject to the satisfaction or waiver (subject to applicable Law) of those conditions as of the Closing), unless another date is agreed to in writing by the Company and Parent (the date on which the Closing occurs, the “Closing Date”). The Closing shall take place by electronic exchange of signatures and documents or, to the extent such exchange is not practicable, at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004.
Section 1.3   Organizational Documents.
(a)   At the Company Merger Effective Time, (i) the charter of the Surviving Corporation shall be amended and restated to read in its entirety as set forth on Exhibit A hereto, and as so amended and restated shall be the charter of the Surviving Corporation and (ii) the parties shall take the actions necessary so that, at the Company Merger Effective Time, the bylaws of Merger Sub I, as in effect immediately prior to the Company Merger Effective Time, shall be adopted as the bylaws of the Surviving Corporation (except that all references to Merger Sub I shall automatically be amended and shall become references to the Surviving Corporation), in each case, until thereafter amended in accordance with applicable Law, the charter and bylaws of the Surviving Corporation, and Section 5.8 of this Agreement.

(b)   At the LLC Merger Effective Time, the certificate of formation and the limited liability company agreement of the Company OP, as in effect immediately prior to the LLC Merger Effective Time, shall be amended and restated to read in its entirety as set forth on Exhibit B hereto, and as so amended and restated shall be the certificate of formation and the limited liability company agreement of the Surviving Company OP, until thereafter amended in accordance with applicable Law and the limited liability company agreement of Surviving Company OP.
Nothing in this Section 1.3 shall affect in any way the indemnification or other obligations provided for in Section 5.8.
Section 1.4   Directors and Officers.
(a)   From and after the Company Merger Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable Law, the directors of Merger Sub I immediately prior to the Company Merger Effective Time shall be the directors of the Surviving Corporation. The Parties shall take all actions necessary so that the individuals designated in writing by Parent at least five Business Days prior to the Closing Date shall, from and after the Company Merger Effective Time, be the officers of the Surviving Corporation, until their successors are duly elected or appointed and qualified in accordance with applicable Law.
(b)   From and after the LLC Merger Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable Law and the limited liability company agreement of Surviving Company OP, the officers and authorized signatories of Merger Sub II immediately prior to the LLC Merger Effective Time shall be the officers and authorized signatories of Surviving Company OP.
ARTICLE II
TREATMENT OF SECURITIES
Section 2.1   Effect on Capital Stock.   As of the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any of the parties or the holders of any of the securities of the parties, the following shall occur:
(a)   Treatment of Company Preferred Stock.
(i)   Each share of Company Series H Preferred Stock issued and outstanding immediately prior to the Company Merger Effective Time shall remain outstanding as a share of Series H preferred stock of the Surviving Corporation, and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in Exhibit H of the Company Charter pertaining to the Company Series H Preferred Stock.
(ii)   Each share of Company Series I Preferred Stock issued and outstanding immediately prior to the Company Merger Effective Time shall remain outstanding as a share of Series I preferred stock of the Surviving Corporation, and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in the applicable articles supplementary of the Company Charter pertaining to the Company Series I Preferred Stock.
(iii)   Each share of Company Series J Preferred Stock issued and outstanding immediately prior to the Company Merger Effective Time shall remain outstanding as a share of Series J preferred stock of the Surviving Corporation, and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in the applicable articles supplementary of the Company Charter pertaining to the Company Series J Preferred Stock.
(b)   Treatment of Company Common Stock.   Each share of Class A common stock, par value $0.01 per share, of the Company (the “Company Class A Common Stock”), each share of Class B common stock, par value $0.01 per share, of the Company (the “Company Class B Common Stock”) and each share of Performance Common Stock, par value $0.01 per share, of the Company (“Performance Common Stock”

and together with the Company Class A Common Stock and Company Class B Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time (other than any Cancelled Shares, Converted Shares and Dissenting Shares) shall be automatically converted into the right to receive $16.00 in cash, without interest and subject to any withholding required under applicable Tax Law (the “Common Stock Consideration”). All shares of Company Common Stock, when so converted, shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate (a “Common Stock Certificate”) or book-entry share (a “Book-Entry Common Share”) that immediately prior to the Company Merger Effective Time evidenced shares of Company Common Stock shall cease to have any rights with respect to each such share of Company Common Stock, except, in all cases, the right to receive the Common Stock Consideration.
(c)   Treatment of Merger Sub I Stock.   Each share of common stock, par value $0.001 per share, of Merger Sub I issued and outstanding immediately prior to the Company Merger Effective Time shall be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of the Surviving Corporation and shall constitute the only outstanding shares of common stock of the Surviving Corporation. From and after the Company Merger Effective Time, all certificates (or book-entry shares) representing the common stock of Merger Sub I shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which such shares were converted in accordance with the immediately preceding sentence.
(d)   Treatment of Company Warrants.   The parties agree that each Company Warrant shall be treated in accordance with Section 2(b) of the applicable Company Warrant. Each Company Warrant that is exercised will be exchanged for the right to receive cash, in accordance with Section 2(b) of the applicable Company Warrant, without interest and subject to any withholding required under applicable Tax Law (the “Warrant Consideration”). The Company shall timely provide any notices required to be provided in accordance with the provisions of the Company Warrants and in connection with the Mergers prior to the Company Merger Effective Time. Parent and its counsel shall be given a reasonable opportunity to review and comment on any such notice before such document is provided, and the Company shall include any comments reasonably made by Parent and its counsel in such notices.
(e)   Cancelled and Converted Shares.   Each share of Company Common Stock that is owned or held by Parent or any of Parent’s Affiliates (including by Merger Sub I), in each case immediately prior to the Company Merger Effective Time, shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor (collectively, the “Cancelled Shares”). Each share of Company Common Stock that is owned by any direct or indirect Subsidiary of the Company, in each case, immediately prior to the Company Merger Effective Time, shall be converted into such number of shares (or fractions thereof) of the Surviving Corporation such that the ownership percentages of any such Subsidiary in the Surviving Corporation immediately following the Company Merger Effective Time shall be equal to the ownership percentage of such Subsidiary in the Company immediately prior to the Company Merger Effective Time (collectively, the “Converted Shares”).
(f)   Effect on Company OP Interests.   As of the LLC Merger Effective Time, by virtue of the LLC Merger and without any action on the part of any of the parties or the holders of any of the Company OP interests of the parties, the following shall occur:
(i)   Treatment of Company OP Preferred Units.   All Company OP Preferred Units owned by the Company as of immediately prior to the LLC Merger Effective Time shall remain outstanding as preferred units in the Surviving Company OP following the LLC Merger Effective Time and no payment shall be made pursuant to the LLC Merger with respect thereto.
(ii)   Treatment of Company OP Common Units Held by the Company.   All Company OP Common Units owned by the Company as of immediately prior to the LLC Merger Effective Time shall remain outstanding as common units in the Surviving Company OP (collectively, the “Converted Units”) following the LLC Merger Effective Time and no payment shall be made pursuant to the LLC Merger with respect thereto.
(iii)   Treatment of Company OP Common Units.   Except as otherwise agreed to in writing between a holder of Company OP Common Units and Parent, each Company OP Common Unit issued and outstanding immediately prior to the LLC Merger Effective Time, other than any Cancelled Units or Converted Units (each owner of any such Company OP Common Units, other than any Cancelled Units or Converted Units, a “Company OP Minority Member”) shall automatically be converted into the right to receive $16.00 in cash, without interest and subject to any withholding required under applicable Tax Law (the “LLC Merger Consideration”). All Company OP Common Units issued and outstanding immediately prior to the LLC Merger Effective Time (other than any Cancelled Units or Converted Units), when so converted, shall no longer be outstanding and shall automatically be cancelled and cease to exist, and each such holder of a certificate (an “OP Unit Certificate” and, collectively with the Common Stock Certificates, the “Certificates”) or book-entry unit (an “OP Book-Entry Unit” and, together with the Book-Entry Common Shares, the “Book-Entry Securities”) that, immediately prior to the LLC Merger Effective Time evidenced Company OP Common Units shall cease to have any rights with respect to each such Company OP Common Unit, except, in all cases, the right to receive the LLC Merger Consideration, without interest and subject to any withholding required under applicable Tax Law.
(iv)   Cancellation of Certain Company OP Common Units.   Each Company OP Common Unit that is owned directly by Company OP, in each case, immediately prior to the LLC Merger Effective Time, shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor (collectively, the “Cancelled Units”).
(v)   Treatment of Merger Sub II Units.   All units of Merger Sub II issued and outstanding immediately prior to the LLC Merger Effective Time shall, as of the LLC Merger Effective Time, no longer be outstanding and shall automatically be cancelled and cease to exist.
Section 2.2   Exchange of Certificates.
(a)   Paying Agent.   Not less than 10 Business Days prior to the Closing Date, Parent shall designate the Company’s existing transfer agent or another bank or trust company reasonably acceptable to the Company to act as paying agent (the “Paying Agent”) for purposes of, among other things, paying the Merger Consideration, and in connection therewith, prior to the Closing Date, shall enter into an agreement with the Paying Agent in a form reasonably acceptable to the Company. If and as directed by Parent in writing on or prior to the third Business Day prior to the Closing, the Company shall and shall cause its Subsidiaries to, at or immediately prior to the Company Merger Effective Time (and no earlier than one Business Day prior to the anticipated Closing Date), deposit, or cause to be deposited, with the Paying Agent the unrestricted, available cash on hand of the Company and its Subsidiaries as of the Company Merger Effective Time, less (i) any amounts required to satisfy the obligations contemplated by Section 2.5(i), as reasonably determined by Parent, and (ii) such additional amounts as reasonably determined by the Company to be necessary or advisable in light of working capital or operational purposes or where such amounts are not available to be deposited at such time (such amount after deduction of the amounts in clauses (i) and (ii), the “Company Cash”), which Company Cash shall be held by the Paying Agent in trust for the Company and its Subsidiaries. If the Closing does not occur within one Business Day following the deposit of the Company Cash, so long as the Company Cash is deposited immediately prior to the anticipated Company Merger Effective Time, the Company and its Subsidiaries will be entitled to require the immediate return of all Company Cash deposited with the Paying Agent; provided, that in the event the Company deposits the Company Cash with the Paying Agent more than one Business Day in advance of the anticipated Company Merger Effective Time, such one Business Day period shall be extended to the number of Business Days in advance that such Company Cash was deposited. At or prior to the Company Merger Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of Book-Entry Securities and Certificates, cash in an amount sufficient to pay the Merger Consideration when taken together with the Company Cash deposited with the Paying Agent pursuant to this Section 2.2(a). The Merger Consideration deposited with the Paying Agent and any proceeds thereof are hereinafter referred to as the “Payment Fund.”
(b)   Payment Procedures.
(i)   As soon as reasonably practicable after the Company Merger Effective Time (but in no event later than five Business Days thereafter), Parent shall cause the Paying Agent to mail (and to make available for collection by hand) to each holder of record of one or more Certificates as of immediately prior to the Company Merger Effective Time, (A) a letter of transmittal (a “Letter of Transmittal”), which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof), to the Paying Agent, and which Letter of Transmittal shall be in such form and have such other provisions as Parent may reasonably specify, and (B) instructions for use in effecting the surrender of the Certificates in exchange for the cash consideration issuable pursuant to Section 2.1 that such holder is entitled to receive pursuant to the Company Merger or the LLC Merger, as applicable.
(ii)   Upon surrender of a Certificate (or affidavit of loss in lieu thereof) for cancellation to the Paying Agent, together with a Letter of Transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration contemplated by the provisions of this Article II to be mailed, made available for collection by hand or delivered by wire transfer, within five Business Days following the later to occur of (A) the Company Merger Effective Time or (B) the Paying Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof), and the Certificate (or affidavit of loss in lieu thereof) so surrendered shall be forthwith cancelled. The Paying Agent shall accept such Certificates (or affidavits of loss in lieu thereof) upon compliance with such reasonable and customary terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. Until surrendered as contemplated by this Section 2.2(b), each Certificate shall be deemed, at any time after the LLC Merger Effective Time, to represent only the right to receive, upon such surrender, the cash consideration as expressly set forth in this Article II.
(iii)   No holder of record of Book-Entry Securities as of immediately prior to the Company Merger Effective Time shall be required to deliver a Certificate or an executed Letter of Transmittal to the Paying Agent to receive the applicable Merger Consideration in respect of such Book-Entry Securities. In lieu thereof, such holder of record shall, upon receipt by the Paying Agent of an “agent’s message” in customary form (or such other evidence, if any, as the Paying Agent may reasonably request) to be requested by the Paying Agent as promptly as practicable after the Company Merger Effective Time (but in no event later than five Business Days thereafter), be entitled to receive in exchange therefor, the applicable Merger Consideration and such Book-Entry Securities shall be cancelled. Payment of the applicable Merger Consideration with respect to Book-Entry Securities shall only be made to the Person in whose name such Book-Entry Securities are registered. Until such “agent’s message” (or such other evidence) is received, each Book-Entry Security will be deemed at any time after the Company Merger Effective Time to represent only the right to receive the applicable Merger Consideration and will not evidence any interest in, or any right to exercise the rights of an equityholder of, the Company, Company OP, the Surviving Corporation or the Surviving Company OP. No interest shall be paid or accrue on the cash payable in respect of a Book-Entry Security.
(iv)   Notwithstanding anything to the contrary herein, with respect to any shares of Company Common Stock held through The Depository Trust Company (“DTC”), Parent and the Company shall cooperate to establish procedures with the Paying Agent and DTC to ensure that the Paying Agent will transmit to DTC or its nominees as soon as reasonably practicable after the Company Merger Effective Time and in any event not later than the fifth Business Day following the Closing Date, upon surrender of Company Common Stock held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures, the applicable Merger Consideration that such holder is entitled to receive pursuant to this Article II.
(v)   In the event of a transfer of ownership of shares of Company Common Stock or Company OP Common Units, in each case, that is not registered in the transfer records of the Company or Company OP, as applicable, it shall be a condition of payment that any Certificate surrendered in accordance with the procedures set forth in this Section 2.2 shall be properly endorsed or shall be otherwise in proper form for transfer, or any Book-Entry Securities shall be properly transferred, and that the Person requesting such payment shall have paid any transfer, stamp and other Taxes required by reason of the payment of the consideration to a Person other than the registered holder of the Certificate surrendered or Book-Entry Securities properly transferred, or shall have established to the reasonable satisfaction of the Paying Agent that such Tax either has been paid or is not applicable. No interest shall be paid or accrued for the benefit of (A) holders of Certificates on the consideration otherwise payable upon the surrender of the Certificate pursuant to this Article II or (B) Book-Entry Securities on the consideration otherwise payable in respect of such shares pursuant to this Article II.
(c)   No Further Ownership Rights.   The cash consideration paid upon conversion of shares of Company Common Stock or Company OP Common Units pursuant to this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock or Company OP Common Units, respectively, and there shall be no further registration of transfers on the stock transfer books of Parent or the Surviving Corporation of the shares of Company Common Stock or on the unit transfer books of Company OP of the Company OP Common Units held by Company OP Minority Members that were outstanding immediately prior to the Company Merger Effective Time or the LLC Merger Effective Time, as applicable. If, after the Company Merger Effective Time or the LLC Merger Effective Time, as applicable, any Certificates that were outstanding immediately prior to the Company Merger Effective Time or the LLC Merger Effective Time are presented to Parent, the Surviving Corporation or the Surviving Company OP for any reason, they shall be cancelled and exchanged as provided in this Article II.
(d)   Termination of the Payment Fund.   Subject to Section 2.2(e), any portion of the Payment Fund that remains undistributed to the former holders of shares of Company Common Stock (whose such shares are entitled to be exchanged for cash consideration in accordance with and subject to the provisions of this Article II) and the holders of Company OP Common Units (whose such Company OP Common Units are entitled to be exchanged for cash consideration in accordance with and subject to the provisions of this Article II) for 12 months after the Company Merger Effective Time shall be delivered to the Surviving Corporation or, at the direction of the Surviving Corporation, to Parent or any designee thereof, upon demand, and any such former holders of shares of Company Common Stock or Company OP Common Units who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation or Parent or such designee for payment of their claim for Company Common Stock or Company OP Common Units, as applicable.
(e)   No Liability.   None of the Company, Company OP, Parent, Merger Sub I, Merger Sub II, the Surviving Corporation or Surviving Company OP nor any Affiliate of any of the foregoing or any of their respective employees, officers, directors or agents shall be liable to any holder of shares of Company Common Stock or any holder of Company OP Common Units for the cash consideration from the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law as required thereby. Any amounts remaining unclaimed by holders of any such shares or units immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Entity shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation or its designee, free and clear of any claims or interest of any such holders or their successors or assigns previously entitled thereto.
(f)   Withholding.   Each of Parent, Merger Sub I, Merger Sub II, the Surviving Corporation, Surviving Company OP, Company OP, Company and the Paying Agent, as applicable, shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the Treasury Regulations promulgated thereunder, or any provision of state, local or foreign Tax Law. To the extent that amounts are so deducted or withheld and paid over to the appropriate taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. If the applicable party intends to deduct or withhold pursuant to this Section 2.2(f) in respect of Company OP Units (except for deduction or withholding (i) with respect to payments of bonuses and other compensatory amounts for Tax purposes or (ii) attributable to the holder of such Company OP Units failing to provide a timely and properly executed IRS Form W-9), such applicable party shall provide notice as promptly as practicable to the Person in respect of whom such payment is to be made, and such parties shall cooperate with each other to take commercially reasonable steps to minimize or eliminate such withholding or deduction in accordance with applicable Law. If the applicable party intends to deduct or withhold pursuant to this Section 2.2(f) in respect of Company Warrants or Company Class B Common Stock (except for deduction or withholding attributable to the holder of such Company Warrants or Company Class B Common Stock failing to provide a timely and properly executed IRS

Form W-9), such applicable party shall provide notice as promptly as practicable to the Person in respect of whom such payment is to be made, and such parties shall cooperate with each other to take commercially reasonable steps to minimize or eliminate such withholding or deduction in accordance with applicable Law. With respect to any non-U.S. holder of Company Warrants that is unable to deliver a properly executed IRS Form W-9 to the applicable withholding party, the parties shall cooperate with each other to take commercially reasonable steps to minimize or eliminate such withholding or deduction, including through delivery of a written statement to the applicable withholding party, which shall be based on reasonable assumptions and analysis, confirming that no withholding is required under Treasury Regulations Sections 1.1445-2(c)(2) and 1.897-9T(b).
(g)   Dividends and Distributions.   In the event that, (i) a dividend or other distribution with respect to the shares of Company Common Stock or Company Preferred Stock permitted under the terms of this Agreement (A) is declared after the date of this Agreement with a record date prior to the Company Merger Effective Time and (B) has not been paid as of the Company Merger Effective Time, or (ii) a dividend or other distribution with respect to the Company OP Common Units permitted under the terms of this Agreement (A) is declared after the date of this Agreement with a record date prior to the LLC Merger Effective Time and (B) has not been paid as of the LLC Merger Effective Time, then, in each case, the holders of shares of Company Preferred Stock or Company Common Stock or the holders of Company OP Common Units, as applicable, shall be entitled to receive such dividend or distribution from the Company or Company OP, as applicable, as of immediately prior to the Company Merger Effective Time or the LLC Merger Effective Time, as applicable.
Section 2.3   Further Assurances.   If, at any time following the LLC Merger Effective Time, the Surviving Corporation or the Surviving Company OP shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in Parent its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of any Party, or (b) otherwise to carry out the purposes of this Agreement, Parent and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of any such Person, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of any such Person, all such other acts and things as may be necessary, desirable or proper to vest, perfect or confirm Parent’s right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of such Party and otherwise to carry out the purposes of this Agreement.
Section 2.4   Dissenting Shares.   Notwithstanding any other provision of this Agreement to the contrary, and only to the extent available pursuant to Section 5.10 of the charter of the Company (the “Company Charter”) or Section 3-202 of the MGCL, shares of Company Common Stock that are issued and outstanding immediately prior to the Company Merger Effective Time and that are held by holders of Company Common Stock who have properly filed with the Company a written objection to the Company Merger at or before the Company Stockholders Meeting and have complied in all respects with Section 5.10 of the Company Charter or Title 3, Subtitle 2 of the MGCL, as applicable, with respect to such shares and shall not have waived, effectively withdrawn, or lost such Person’s rights to object under Section 5.10 of the Company Charter or Title 3, Subtitle 2 of the MGCL with respect to such shares (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive the Common Stock Consideration pursuant to Section 2.1. At the Company Merger Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be cancelled, and each holder of Dissenting Shares shall cease to have any rights with respect to such Dissenting Shares, except for the right to receive the fair value of such Dissenting Shares held by them in accordance with the provisions of, and as provided by, Section 5.10 of the Company Charter or Title 3, Subtitle 2 of the MGCL. Each Dissenting Share held by stockholders who shall have failed to perfect or who effectively shall have waived, withdrawn, or otherwise lost the right to object under Section 5.10 of the Company Charter or Title 3, Subtitle 2 of the MGCL, shall thereupon be deemed to have been converted into, as of the Company Merger Effective Time, the right to receive the Common Stock Consideration upon surrender in the manner provided in Section 2.2. The Company shall give Parent prompt written notice of any objection, any demand for appraisal or payment for shares of Company Common Stock, any withdrawals of such demands received by the Company prior to the Company Merger Effective Time and any other instrument served pursuant to the Title 3, Subtitle 2 of the MGCL and received by the Company relating to Section 5.10 of the Company Charter. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment or deposit any funds with respect to any demands for appraisals, offer to settle or settle any such demands or approve any withdrawal of any such demands, or agree, authorize or commit to do any of the foregoing.
Section 2.5   Treatment of Company Equity Awards.
(a)   Company Restricted Stock Awards.   Except as otherwise agreed to in writing (subject to Section 4.1) prior to the Company Merger Effective Time by the Company and a holder of a Company Restricted Stock Award, each Company Restricted Stock Award (excluding any Company Specified Award) that is outstanding immediately prior to the Company Merger Effective Time shall remain outstanding following the Company Merger Effective Time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such Company Restricted Stock Award) as applied as of immediately prior to the Company Merger Effective Time.
(b)   Company RSU Awards.   Except as otherwise agreed to in writing (subject to Section 4.1) prior to the Company Merger Effective Time by the Company and a holder of a Company RSU Award, each Company RSU Award (excluding any Company Specified Award) that is outstanding immediately prior to the Company Merger Effective Time shall remain outstanding following the Company Merger Effective Time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such Company RSU Award) as applied as of immediately prior to the Company Merger Effective Time.
(c)   Company PSU Awards.   Except as otherwise agreed to in writing (subject to Section 4.1) prior to the Company Merger Effective Time by the Company and a holder of a Company PSU Award, each Company PSU Award (excluding any Company Specified Award) that is outstanding immediately prior to the Company Merger Effective Time shall remain outstanding following the Company Merger Effective Time subject to the same terms and conditions (including vesting terms and terms with respect to dividend equivalents credited in respect of such Company PSU Award) as applied as of immediately prior to the Company Merger Effective Time.
(d)   Company Specified Awards.   Except as otherwise agreed to in writing (subject to Section 4.1) prior to the Company Merger Effective Time by the Company and a holder of a Company Specified Award, as of the Company Merger Effective Time, each Company Specified Award that is outstanding immediately prior to the Company Merger Effective Time shall, automatically and without any action on the part of the holder thereof, be canceled in exchange for the right of the holder thereof to receive (i) a cash payment equal to the product of (A) the number of shares of Company Common Stock subject to such Company Specified Award immediately prior to the Company Merger Effective Time multiplied by (B) the Common Stock Consideration, and (ii) a cash payment equal to the accumulated dividend equivalents credited in respect of such Company Specified Award (if any) as of immediately prior to the Company Merger Effective Time (adjusted, as applicable, to reflect the number of shares of Company Common Stock deemed to be subject to any Company Specified Award that is a Company PSU Award, in accordance with the following sentence), in each case, without interest and less applicable Tax withholding. For purposes of clause (i)(A) of the preceding sentence, the number of shares of Company Common Stock subject to each Company Specified Award that is a Company PSU Award shall be determined by deeming the applicable performance conditions to be achieved at the greater of (1) target-level performance and (2) actual performance through the Company Merger Effective Time, as reasonably determined by the Board of Directors (or a duly authorized committee thereof).
(e)   Company DSU Awards.   As of the Company Merger Effective Time, each Company DSU Award that is outstanding immediately prior to the Company Merger Effective Time shall vest in full and shall, as of the Company Merger Effective Time, automatically and without any action on the part of the holder thereof, be canceled in exchange for the right of the holder thereof to receive a cash payment equal to the product of (i) the number of shares of Company Common Stock subject to such Company DSU Award immediately prior to the Company Merger Effective Time multiplied by (ii) the Common Stock Consideration, without interest.

(f)   Company OP LTIP Unit Awards.
(i)   With respect to each Company OP LTIP Unit Award that has vested in accordance with its terms prior to the Company Merger Effective Time (each, a “Vested Company OP LTIP Unit”), prior to the Company Merger Effective Time, the Company, as the managing member of the Company OP, shall exercise its right to cause a Forced Redemption (as defined in the Company OP LLC Agreement) with respect to the maximum number of Vested Company OP LTIP Units then eligible for conversion, such that as of immediately prior to the LLC Merger Effective Time, each Vested Company OP LTIP Unit shall be converted into one Company OP Common Unit. For the avoidance of doubt, such Company OP Common Units issued in respect of such Vested Company OP LTIP Units shall be treated as Company OP Common Units for purposes of this Agreement and the holders of such Company OP Common Units shall be treated as holders thereof as described in Section 2.1.
(ii)   Each Company OP LTIP Unit Award that is outstanding and unvested immediately prior to the LLC Merger Effective Time shall vest in accordance with its terms as of the Business Day prior to the Closing as though the Closing had occurred. For the avoidance of doubt, following such vesting, such Company OP LTIP Units shall be treated as Vested Company OP LTIP Units, as described in Section 2.5(f)(i).
(g)   Deferred Compensation.   To the extent that any payments due under this Section 2.5 cannot be paid at the time specified in this Section 2.5 without causing the imposition of additional taxes and penalties under Section 409A of the Code, such payments shall instead be paid at the earliest time after the Company Merger Effective Time or LLC Merger Effective Time, as applicable, that would not result in the imposition of such taxes and penalties.
(h)   Company Actions.   Prior to the Company Merger Effective Time, the Board of Directors (or a duly authorized committee thereof) shall adopt such resolutions as are necessary to provide for the treatment of the Company Restricted Stock Awards, Company RSU Awards, Company PSU Awards, Company DSU Awards, and Company OP LTIP Unit Awards (collectively, the “Company Equity Awards”) as contemplated by this Section 2.5. Prior to such adoption, the Company will provide Parent with drafts of, and a reasonable opportunity to comment on, all such resolutions and the Company shall reasonably consider any comments made by Parent and its counsel to such resolutions.
(i)   Payment for Company Equity Awards.   As promptly as reasonably practicable after the LLC Merger Effective Time, Parent will deposit (or cause to be deposited) with the Company, by wire transfer of immediately available funds, the aggregate amount owed to holders of Company Equity Awards. As promptly as reasonably practicable following the Closing Date, but in no event later than the first regularly scheduled payroll date that is not less than five Business Days after the Closing Date, the Surviving Corporation (or the applicable Subsidiary) shall pay to the holders of the Company Equity Awards, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect of the Company Equity Awards that are cancelled and converted pursuant to Section 2.5, as applicable (after giving effect to any required Tax withholdings as provided in Section 2.2(f)). Notwithstanding the foregoing, if any payment is owed to a holder of any Company Equity Awards pursuant to Section 2.5, as applicable, who is not, and was not at any time during the vesting period of the applicable Company Equity Award, an employee of the Company or any of its Subsidiaries, then such payment shall be deposited in the Payment Fund and paid by the Paying Agent in the manner described in Section 2.2(b).
Section 2.6   Adjustments to Prevent Dilution.   Notwithstanding anything in this Agreement to the contrary, but without duplication of any adjustment already accounted for pursuant to this Agreement, if at any time during the period between the date of this Agreement and the Company Merger Effective Time, there is a change in the number or class of (a) issued and outstanding shares of Company Common Stock, (b) issued and outstanding Company OP Common Units, or (c) securities convertible or exchangeable into shares of Company Common Stock or Company OP Common Units, in each case, as a result of a reclassification, stock or unit split (including reverse stock or unit split), stock or unit dividend or distribution (including any dividend or distribution of securities convertible into stock or units) or other stock or unit distribution, recapitalization or combination of shares or units or other similar transaction, the applicable Merger Consideration, as applicable shall be equitably adjusted, without duplication, to proportionally reflect any such change to provide the same economic effect as contemplated by this Agreement; provided, that this Section 2.6 shall not be construed to permit the Company to take any action with respect to its or its Subsidiaries’ securities that is otherwise prohibited or restricted by the terms of this Agreement.
Section 2.7   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably requested by Parent or the Paying Agent, the posting by such Person of a bond, in form and substance and in such reasonable amount as Parent or the Paying Agent may direct, as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Paying Agent with respect to such Certificate, the Paying Agent (or, if subsequent to the termination of the Payment Fund, and subject to Section 2.2(f), Parent) shall pay, in exchange for such lost, stolen or destroyed Certificate, the applicable Merger Consideration in accordance with the terms of this Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1   Representations and Warranties of the Company.   Except (x) as set forth in the corresponding sections of the disclosure letter delivered to Parent by the Company immediately prior to the execution of this Agreement (the “Company Disclosure Letter”) (it being understood that any matter disclosed pursuant to any section or subsection of the Company Disclosure Letter with respect to Article III shall be deemed to be disclosed for the purposes of the representations and warranties made by the Company in this Agreement, to the extent the relevance of such disclosure is reasonably apparent on the face of such disclosure, notwithstanding the omission of a cross reference to any other section or subsection of this Agreement or the Company Disclosure Letter) or (y) to the extent disclosed in the Company SEC Documents filed or furnished with the SEC and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) on or after December 31, 2022 and prior to the date hereof (other than disclosures in the “Risk Factors” or “Forward Looking Statements” sections of such reports or any other disclosures in such reports to the extent they are predictive, cautionary or forward-looking in nature, in each case other than any description of historic facts or events included therein), the Company represents and warrants to Parent, Merger Sub I and Merger Sub II as follows:
(a)   Organization, Standing and Power.
(i)   The Company is duly organized, validly existing and in good standing under the Laws of the State of Maryland. The Company OP is duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each of the Company’s other Subsidiaries is duly organized, validly existing and, if applicable, in good standing under the Laws of the jurisdiction of its organization, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or to materially impede, delay or impair the Company’s ability to perform its obligations under this Agreement and consummate the transactions contemplated by this Agreement. The Company and each of its Subsidiaries has the corporate, partnership or limited liability company (as the case may be) power and authority to (A) own and use its assets in the manner in which its assets are currently owned and used and (B) operate its business as presently conducted, except, in each case, where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or to materially impede, delay or impair the Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement.
(ii)   The Company and each of its Subsidiaries is duly qualified as a foreign corporation or other entity to do business and, where applicable, is in good standing in each jurisdiction where the ownership and operation of its properties or assets or the nature of its activities makes such qualification necessary, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or to materially impede, delay or impair the Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement. True and complete copies of the Organizational Documents of the Company and the Company OP, as in effect as of the date of this Agreement (including any amendments and supplements thereto), have been made available to Parent. Each of the Company and the Company OP is in compliance with the terms of its Organizational Documents in all material respects.

(iii)   True and complete copies of the Organizational Documents of the Company’s Significant Subsidiaries, as in effect as of the date of this Agreement (including any amendments and supplements thereto), have been made available to Parent. Each of the Company’s Significant Subsidiaries is in compliance with the terms of its Organizational Documents in all material respects.
(b)   Capital Structure.
(i)   The Company is authorized to issue 500,000,000 shares of stock, consisting of (A) 237,250,000 shares of Company Class A Common Stock, (B) 250,000 shares of Company Class B Common Stock, (C) 12,500,000 shares of Performance Common Stock, and (D) 250,000,000 shares of Company Preferred Stock, of which (1) 8,394,799 shares are classified as Company Series H Preferred Stock, (2) 12,866,727 shares are classified as Company Series I Preferred Stock and (3) 11,614,446 shares are classified as Company Series J Preferred Stock. As of the close of business on December 26, 2025 (the “Capitalization Date”), (1) 182,669,899 shares of Company Class A Common Stock were issued and outstanding (4,194,864 shares of Company Common Stock were subject to outstanding Company Restricted Stock Awards), (2) no shares of Company Class B Common Stock were issued and outstanding, (3) no shares of Performance Common Stock were issued or outstanding, (4) 6,690,000 shares of Company Class A Common Stock were reserved for issuance upon the exercise of the Company Warrants, (5) 8,394,799 shares of Company Series H Preferred Stock were issued and outstanding, (6) 12,866,727 shares of Company Series I Preferred Stock were issued and outstanding, (7) 11,614,446 shares of Company Series J Preferred Stock were issued and outstanding, (8) 5,500,000 shares of Company Common Stock were reserved for issuance pursuant to future awards under the Company Equity Incentive Plan, (9) 659,992 shares of Company Common Stock were subject to outstanding Company Restricted Stock Units (RSU) Awards, (10) 2,212,786 shares of Company Common Stock were subject to outstanding Company Performance Stock Units (PSU) Awards (assuming maximum performance), (11) 45,894 shares of Company Common Stock were subject to outstanding Company Deferred Stock Units (DSU) Awards, (12) 125,000 shares of Company Common Stock were reserved for issuance in respect of outstanding Company Long-Term Incentive Plan (LTIP) Unit Awards (assuming maximum performance for any such awards that are subject to market-based or other performance-based vesting conditions), and (13) 5,795,060 shares of Company Common Stock were reserved for issuance in respect of Company OP Common Units. Since the Capitalization Date and through the date of this Agreement, no Company Equity Incentive Plan has been amended or otherwise modified and no shares of Company Common Stock (including any Company Restricted Stock Awards) or shares of Company Preferred Stock have been repurchased, redeemed or issued (other than with respect to the exercise, vesting or settlement of Company Equity Awards outstanding prior to the Capitalization Date and pursuant to the terms of the applicable Company Equity Incentive Plan in effect on the Capitalization Date), and no shares of Company Common Stock have been reserved for issuance and no Company Equity Awards have been granted, except pursuant to the terms of the applicable Company Equity Incentive Plan in effect on the Capitalization Date.
(ii)   Section 3.1(b)(ii) of the Company Disclosure Letter sets forth, as of the close of business on the Capitalization Date, the ownership and the amount of issued and outstanding (A) Company OP Common Units, (B) Company OP Junior Units, (C) Company OP Series D Preferred Units, (D) Company OP Series E Preferred Units, (E) Company OP Series G Preferred Units, (F) Company OP Series H Preferred Units, (G) Company OP Series I Preferred Units and (H) Company OP Series J Preferred Units, and as of such date and time no other Company OP Units (including Company OP Preferred Units) were issued and outstanding. All outstanding shares of the Company Common Stock and the Company Preferred Stock, and all outstanding Company OP Units have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights, rights of first refusal or any similar right.
(iii)   Section 3.1(b)(iii) of the Company Disclosure Letter sets forth, as of the Capitalization Date, the number of shares subject to each Company Equity Award outstanding and the holder, grant date, vesting schedule and current vested status. Except for (A) this Agreement and the Company OP LLC Agreement, (B) outstanding Company OP Units, (C) Company Equity Awards issued and outstanding under the Company Equity Incentive Plan, (D) the Company Warrants and (E) as set forth in Section 3.1(b)(i) of this Agreement or in Section 3.1(b)(i), Section 3.1(b)(ii) or Section 3.1(b)(iii)

of the Company Disclosure Letter, as of the date of this Agreement, there are no outstanding shares of capital stock or other equity or ownership interest in the Company or the Company OP or any options, warrants, equity or equity based incentives, calls, rights, commitments or agreements of any character to which the Company or any Subsidiary of the Company is a party or by which it or any such Subsidiary is bound obligating the Company or Company OP to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of Company capital stock or Company OP Units or obligating the Company or Company OP to grant, extend or enter into any such option, warrant, call, right, commitment or agreement or pay any amount valued by reference to any equity or ownership interest in the Company or Company OP. There are no outstanding contractual obligations of the Company or any of its Subsidiaries pursuant to which the Company or Company OP are or could be required to register shares of Company Common Stock or other securities of the Company or Company OP under the U.S. Securities Act of 1933 (the “Securities Act”). There are no debentures, bonds, notes or other indebtedness of the Company that have or by their terms may have at any time the right to vote (which are convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote on any matter or with the equity holders of any of the Company’s Subsidiaries on any matter, respectively.
(iv)   Section 3.1(b)(iv) of the Company Disclosure Letter sets forth, as of the date of this Agreement: (A) each of the Company’s Subsidiaries; (B) other than the Company OP, whether or not each such Subsidiary is a wholly owned Subsidiary (any Subsidiary that is not a wholly owned Subsidiary, a “Non-Wholly Owned Subsidiary”); and (C) for each Non-Wholly Owned Subsidiary, (1) the percentage of the Company’s ownership interest, direct or indirect, and the number and type of capital stock or other securities owned by the Company, directly or indirectly, in each such Subsidiary and (2) the percentage of such other Person or Persons’ ownership interest in each such Subsidiary, and the name of such other Person or Persons. There are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate any of the Company’s Subsidiaries to issue or to sell any shares of capital stock or other securities of any of the Company’s Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, valued by reference to, or giving any Person a right to subscribe for or acquire, any securities any of the Company’s Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. No representations or warranties are made pursuant to this Section 3.1(b)(iv) with respect to any Carry Vehicles.
(c)   Authority; No Conflicts; Consents and Approvals.
(i)   Each of the Company and Company OP has all requisite corporate or limited liability company power and authority to execute, deliver and perform its applicable obligations under this Agreement and, subject to the receipt of the Company Required Stockholders Vote, to consummate the transactions contemplated hereby, as applicable (including the Company Merger and the LLC Merger). The execution and delivery of this Agreement by the Company and Company OP, as applicable, and the performance by the Company and Company OP, as applicable, of their respective covenants hereunder and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors (in the case of the Company) and the Company (in the case of Company OP), and no other corporate or limited liability company action on the part of the Company or Company OP, other than the receipt of the Company Required Stockholders Vote, is necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and Company OP, as applicable, and (subject to due and valid execution by the other parties thereto) constitutes a valid and binding obligation of each of the Company and Company OP, enforceable against the Company and Company OP, as applicable, in accordance with its terms, except as enforceability is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights generally and general equitable principles (collectively, the “Bankruptcy and Equitable Exception”).
(ii)   The execution, delivery and performance of this Agreement by the Company and Company OP does not and will not, and the consummation of the transactions contemplated hereby will not,

(A) subject to the receipt of the Company Required Stockholders Vote (solely with respect to the consummation of the transactions contemplated by this Agreement), contravene, conflict with, or result in any violation or breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, modification, amendment, vesting, cancellation, revocation, suspension or acceleration of any right or obligation or the loss of a benefit under, or the creation of a Lien, pledge, security interest, charge or other encumbrance on any assets (any such conflict, violation, default, right of termination, cancellation, acceleration, loss, or creation, regardless of context, a “Violation”), in each case pursuant to any provision of the Organizational Documents of the Company or Company OP, or (B) subject to obtaining or making the notification, filings, consents, approvals, orders, authorizations, registrations, waiting period expirations or terminations, declarations and filings referred to in Section 3.1(c)(iii), result in any Violation of any Company Material Contract to which the Company or any of its Subsidiaries are party or any Permit or Law applicable to the Company or any of its Subsidiaries or their respective properties or assets, which Violation, in the case of this clause (B), would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or to materially impede, delay or impair the Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement.
(iii)   Except for (A) the applicable requirements, if any, of state securities or “blue sky” Laws, (B) required filings or approvals under the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) including the filing of the Proxy Statement, and the Securities Act, (C) any filings or approvals required under the rules and regulations of the New York Stock Exchange, (D) compliance with any applicable requirements of the HSR Act, (E) compliance with any of the consents, approvals, Orders, authorizations, registrations, declarations or filings under the Regulatory Laws of the jurisdictions set forth on Section 3.1(c)(iii) of the Company Disclosure Letter, and (F) (1) the filing of the Articles of Merger with, and the acceptance for record of the Articles of Merger by, the SDAT pursuant to the MGCL (in the case of the Company Merger) and (2) the filing of the LLC Certificate of Merger with, and the acceptance for record of the LLC Certificate of Merger by, the DSS pursuant to the DLLCA (in the case of the LLC Merger), assuming the accuracy of the representations and warranties set forth in Section 3.2(b)(iii) and Section 3.2(b)(iv), no consent, approval, Order or authorization of, or registration, declaration or filing with any Governmental Entity, is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company and Company OP or the consummation by the Company and Company OP of the transactions contemplated hereby, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or to materially impede, delay or impair the Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement.
(d)   SEC Documents; Regulatory Reports.
(i)   The Company has timely filed with or furnished to the SEC all reports, schedules, statements and other documents required to be filed or furnished by it under the Securities Act or the Exchange Act since December 31, 2022 through the date hereof, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) (such documents, as supplemented or amended since the time of filing, and together with all information incorporated by reference therein and schedules and exhibits thereto, the “Company SEC Documents”). As of their respective dates, the Company SEC Documents at the time filed or furnished (or, if amended or superseded by a filing prior to the date of this Agreement, as of the date of such filing) complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents when filed or furnished contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect. As of the date hereof, there are no outstanding or unresolved comments received by the Company from the SEC with respect to any Company SEC Document. To the knowledge of the Company, as of the date hereof, none of the Company SEC Documents is subject to any pending Action by or before the SEC.

(ii)   The financial statements of the Company included in the Company SEC Documents complied, as of their respective dates of filing with the SEC, in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto (except, in the case of unaudited statements, to the extent permitted by Form 10-Q of the SEC), (A) have been prepared, in all material respects, in accordance with GAAP (as in effect in the United States on the date of such financial statements) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X under the Exchange Act); (B) are in compliance in all material respects with the applicable accounting requirements and with published rules and regulations of the SEC with respect thereto; and (C) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries and the consolidated results of operations, changes in stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries as of the dates and for the periods shown (except as may be indicated in the notes thereto or, in the case of unaudited statements, to normal year-end audit adjustments and the absence of notes that will not be material to the Company and its Subsidiaries, taken as a whole).
(iii)   No Subsidiary of the Company is subject to the reporting requirements of (A) Section 13(a) or 15(d) of the Exchange Act or (B) any similar non-U.S. Law.
(iv)   The Company has established and maintains, and at all times since December 31, 2022 has maintained, a system of “internal control over financial reporting” (as required and defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company maintains disclosure controls and procedures (as required and defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to provide reasonable assurance that all information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. Since December 31, 2022, none of the Company, the audit committee of the Board of Directors, or, to the knowledge of the Company, the Company’s independent registered accountant has identified or been made aware of (A) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Company, (B) any illegal act or fraud, whether or not material, that involves the management of the Company who have a significant role in the Company’s internal controls over financial reporting or (C) any claim or allegation regarding any of the foregoing.
(v)   To the knowledge of the Company, since December 31, 2022 through the date of this Agreement, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404 of Regulation S-K that have not been otherwise disclosed in the Company SEC Documents filed prior to the date of this Agreement.
(e)   Compliance with Applicable Laws.   The Company and each of its Subsidiaries is and have been, since the later of (x) such entity’s commencement of operations and (y) December 31, 2022, in compliance with all Laws applicable to their respective operations, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or to materially impede, delay or impair the Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement. Neither the Company nor any of its Subsidiaries has received any written or, to the knowledge of the Company, oral notice from any Governmental Entity since December 31, 2022, asserting a failure to comply with any such Law, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or to materially impede, delay or impair the Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement.
(i)   The Company and each of its Subsidiaries has, since December 31, 2019 (or since April 24, 2019 for Sanctions), (A) complied in all material respects with applicable Trade Controls and Sanctions, (B) not engaged in a transaction or dealing with or involving a Sanctioned Jurisdiction or Sanctioned

Person in violation of applicable Sanctions, and (C) established and maintained in place and implemented policies and procedures reasonably designed to promote compliance with applicable Trade Controls and Sanctions.
(ii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, none of the Company or any of its Subsidiaries, nor any of their respective officers, directors, or employees, nor, to the Company’s knowledge, any agent or representative of the Company, is or has since December 31, 2019 (or since April 24, 2019 for Sanctions), been (A) in violation of any applicable Trade Controls, (B) a Sanctioned Person, or (C) engaged in transactions, dealings or other activities with or for the benefit of a Sanctioned Person or Sanctioned Jurisdiction or otherwise that might reasonably be expected to cause such Person to become a Sanctioned Person.
(iii)   Since December 31, 2019, neither the Company nor any of its Subsidiaries, including through any of their respective directors, employees or officers, or, to the Company’s knowledge, agents of the Company or any of its Subsidiaries, in each case, acting on behalf or at the direction of the Company or any of its Subsidiaries, has (A) given, offered, promised, authorized or agreed to give any money, advantage or thing of value, directly or indirectly, to any employee or official of any foreign Governmental Entity or a third party acting on such official’s behalf, or (B) requested, received or accepted or agreed to receive or accept any such improper payment, or gave or offered to give anything of value from any employee or official of a foreign Governmental Entity or a third party acting on such official’s behalf, in each case in violation of any Anti-Corruption Law.
(iv)   Since December 31, 2019 (or since April 24, 2019 for Sanctions), except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has (A) received from any Governmental Entity or any Person any written (or, to the knowledge of the Company, oral) notice, inquiry, or internal or external allegation, (B) made any voluntary or involuntary disclosure to a Governmental Entity or (C) conducted any internal investigation or audit, in each case, concerning any actual or potential violations of Trade Controls, Sanctions, or Anti-Corruption Laws.
(v)   Each Investment Adviser Subsidiary is and has been at all times since the later of (A) the effective date of such Investment Adviser Subsidiary’s authorization, registration, licensing or qualification and (B) December 31, 2022, duly authorized, registered, licensed or qualified as an investment adviser, sub-adviser, relying adviser, investment manager, investment firm or similar term, as applicable, in each jurisdiction where the conduct of its business requires such authorization, registration, licensing or qualification and is in compliance with all U.S. federal and state and non-U.S. applicable Law requiring any such authorization, registration, licensing or qualification, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there is no Action by any Governmental Entity pending or, to the Company’s knowledge, threatened in writing, to cancel, terminate, suspend, limit, not renew or adversely modify any such authorization, registration, licensing or qualification.
(vi)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, no Subsidiary of the Company is or has been an “investment adviser” within the meaning of the Advisers Act since December 31, 2023, except (A) for the Investment Adviser Subsidiaries or (B) where such Subsidiary would be required to register under the Advisers Act but for an available exemption from registration under the Advisers Act.
(vii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, none of the Company, any of its Subsidiaries, any Fund or any officer or director of any such Person, is subject to any event specified in Rule 506(d)(1)(i)-(viii) of Regulation D promulgated under the Securities Act (“Disqualifying Events”) (including, for the avoidance of doubt, Disqualifying Events that have been waived by a waiver, order, judgment or decree granted under Rule 506(d)(2)(ii) or (iii)) or any comparable disqualifying event under non-U.S. applicable Law.

(viii)   The Company is in compliance with the applicable listing and corporate governance rules and regulations of the New York Stock Exchange, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(ix)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:
A.   since the later of (x) the effective date of such Investment Adviser Subsidiary’s registration and (y) December 31, 2022, each Form ADV or amendment to Form ADV of each Investment Adviser Subsidiary, as of the date of filing with the SEC (and with respect to Form ADV Part 2B or its equivalent, its date) did not, as of such respective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. True and complete copies of each Investment Adviser Subsidiary’s most recent Form ADV (Parts 2A and 2B), reflecting all amendments thereto, have been made available to Parent;
B.   since the later of (x) the effective date of such Investment Adviser Subsidiary’s registration and (y) December 31, 2022, each Investment Adviser Subsidiary has been in compliance with Rule 206(4)-2 under the Advisers Act;
C.   since December 31, 2022, neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any officer, director or employee thereof has paid, directly or indirectly, a fee to any Person for soliciting business of any kind, except for payments made in compliance in all respects with applicable Law, including Rule 206(4)-1 under the Advisers Act;
D.   since December 31, 2022, the Company and its Subsidiaries and, to the Company’s knowledge, each officer, director and employee thereof has complied in all respects with Rule 206(4)-5 under the Advisers Act (and any other applicable “pay-to-play” applicable Law) and the related record keeping requirements set forth in Rule 204-3 thereof;
E.   none of the Company or any of its Subsidiaries or, to the Company’s knowledge, any of their “covered associates” has made a “contribution” to an “official” of a “government entity” (each as defined in Rule 206(4)-5) that has triggered the ban on the receipt of compensation contained in Rule 206(4)-5(a)(1); and
F.   since December 31, 2022, all advertisements (as defined under the Advisers Act), including any marketing materials, performance history or track record currently being, or since December 31, 2022 having been, disseminated, provided, presented or made available by the Company or any of the Investment Adviser Subsidiaries to any Client or prospective client, have complied with the Advisers Act.
(x)   None of the Company or any of its Subsidiaries, or to the Company’s knowledge, any officer, director or employee thereof or any other “associated person” (as defined in the Advisers Act) thereof has been convicted of any crime or is, or has been subject to, any disqualification that, in either case, would be a basis for denial, suspension or revocation of license or registration, as the case may be, of an investment adviser under Section 203(c) of the Advisers Act. As of the date hereof, there is no Action pending or, to the Company’s knowledge, threatened in writing, by any Governmental Entity, which would reasonably be expected to become the basis for any such disqualification, denial, suspension or revocation, other than ordinary examinations by the SEC’s Division of Examinations or Investment Management or other Governmental Entity (such investigations, “Ordinary Examinations”). To the knowledge of the Company, as of the date hereof, none of the Company or any of its Subsidiaries is currently subject to any Ordinary Examination other than what has been disclosed on Section 3.1(e)(x) of the Company Disclosure Letter nor is there is any material unresolved violation or exception with respect to any report or written statement relating to any examinations or inspections of the Company or any of its Subsidiaries by any Governmental Entity.
(xi)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries (A) is subject to any cease-and-desist or other order or enforcement action issued by, or has been ordered to pay any civil money penalty by, or (B) since December 31, 2022 has been (1) a recipient of any supervisory letter from, (2) has adopted any policies, procedures or board resolutions at the request or suggestion of, any Governmental Entity that currently restricts in any material respect or would reasonably be expected to restrict in any material respect the conduct of its business (each, a “Company Regulatory Agreement”), or (3) been advised in writing by any Governmental Entity that such agency is considering issuing, ordering or requesting any Company Regulatory Agreement.
(xii)   The Company has made available to Parent a true and complete copy of each material no-action letter and exemptive order issued by any Governmental Entity to the Company, any of its Subsidiaries or any Funds that remains applicable to its respective business as conducted on the date of this Agreement. To the Company’s knowledge, the Company, its Subsidiaries and the Funds are in compliance in all material respects with any such no-action letters and exemptive orders.
(xiii)   None of the Company or any of its Subsidiaries is, or has been since December 31, 2022, (A) a bank, trust company, introducing broker, broker, dealer, futures commission merchant, commodity pool operator, commodity trading advisor, swap dealer, real estate broker, insurance company or insurance broker within the meaning of any applicable Law, or (B) required to be registered, licensed or qualified as a bank, trust company, introducing broker, broker, dealer, futures commission merchant, commodity pool operator, commodity trading advisor, swap dealer, real estate broker, insurance company or insurance broker under any applicable Law. Since December 31, 2022, none of the Company or any of its Subsidiaries has received written notice of, and to the Company’s knowledge, there is no pending or threatened (in writing) proceeding concerning, any failure by the Company or any of its Subsidiaries to obtain any bank, trust company, introducing broker, broker, dealer, futures commission merchant, commodity pool operator, commodity trading advisor, swap dealer, real estate broker, insurance company or insurance broker registration, license or qualification.
(xiv)   The Investment Adviser Subsidiaries have adopted a compliance manual containing policies and procedures pursuant to Rule 206(4)-7 and Rule 204A-1 under the Advisers Act and other applicable Law, including one or more formal codes of ethics, insider trading policies, privacy policies, electronic communications policies, cybersecurity and information security policies, anti-money laundering policies and personal trading policies (collectively, “Adviser Compliance Policies”). The Adviser Compliance Policies comply with applicable Law in all material respects. To the knowledge of the Company, since December 31, 2022, the Investment Adviser Subsidiaries have been at all times in compliance in all material respects with the Adviser Compliance Policies. True and complete copies of the Adviser Compliance Policies in effect as of the date hereof (including any final written reviews or reports documenting identified internal failures to comply with such Adviser Compliance Policies by each Investment Adviser Subsidiary or its employees subject thereto to since December 31, 2022) have been delivered to Parent prior to the date hereof.
(f)   Legal Proceedings.   As of the date of this Agreement, there is no suit, action, claim, charge, complaint, audit, investigation, arbitration or proceeding (whether judicial, arbitral, administrative or other) (an “Action”) pending or threatened in writing against or affecting the Company or any of its Subsidiaries or any of their respective assets, properties, directors, officers or employees that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or to materially impede, delay or impair the Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement, nor is there any Order, or any settlement agreement, consent agreement, memorandum of understanding or disciplinary agreement with respect thereto, of any Governmental Entity or arbitrator currently in effect against the Company or any Subsidiary of the Company or any of their assets or businesses, or threatened in writing against the Company or any of its Subsidiaries or any of their assets or businesses which would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or to materially impede, delay or impair the Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement. No representation set forth in this Section 3.1(f) is made with respect to Taxes.
(g)   Taxes.   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(i)   The Company and its Subsidiaries have (A) duly and timely filed (or had timely filed on their behalf) with the appropriate taxing authority all Tax Returns required under applicable Law to be filed by them (after giving effect to any validly obtained extensions), and such Tax Returns are true and complete, (B) timely paid (or had paid on their behalf) all Taxes required to be paid by them (whether or not shown on any Tax Return), (C) timely withheld and paid or remitted over to the appropriate taxing authority all Taxes required under applicable Law to have been withheld and paid or remitted in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, and (D) complied with all information reporting (and any related withholding) and record retention requirements relating to Taxes.
(ii)   Neither the Company nor any of its Subsidiaries has received a written claim by any taxing authority in a jurisdiction where the Company or such Subsidiary does not file Tax Returns that it is or may be subject to taxation or required to file Tax Returns by that jurisdiction, which such claim has not been resolved.
(iii)   There are (A) no audits, examinations or proceedings ongoing or pending (or threatened in writing) in respect of Taxes of the Company or any of its Subsidiaries and (B) no adjustments or deficiencies for any amount of Taxes have been asserted or assessed by any taxing authority in writing against the Company or any of its Subsidiaries, in each case for clauses (A) and (B), which have not been satisfied by payment, settled, closed, withdrawn or otherwise resolved.
(iv)   Neither the Company nor any of its Subsidiaries has granted any extension or waiver of the statute of limitations period for the assessment or collection of Tax that remains in effect (except for automatic extensions of time to file income Tax Returns).
(v)   Neither the Company nor any of its Subsidiaries has entered into any “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Tax Law), has requested, has received or is subject to any private letter ruling from a taxing authority or has entered into any written agreement with a taxing authority, in each case, with respect to Taxes and that would be binding on the Company or its Subsidiaries after the Closing Date.
(vi)   Neither the Company nor any of its Subsidiaries (A) is a party to any Tax allocation, Tax indemnity or Tax sharing agreements or other similar Tax agreements nor (B) shall be bound by any such agreement or have any liability thereunder for amounts due in respect of periods prior to the Closing Date (in each case for clauses (A) and (B) excluding (1) customary tax indemnities included in loan agreements or commercial agreements entered into in the Ordinary Course of Business, the principal purpose of which is unrelated to Taxes), (2) agreements solely between the Company and/or its Subsidiaries, (3) the Company OP LLC Agreement and (4) agreements set forth on Section 3.1(g)(vi) of the Company Disclosure Letter.
(vii)   Neither the Company nor any of its Subsidiaries (A) has been a member of an affiliated group, combined, consolidated, unitary or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is or was the Company or a Subsidiary of the Company) or (B) has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign Tax Law), by Contract (excluding commercial Contracts entered into in the Ordinary Course of Business not primarily related to Taxes), or as a transferee or successor.
(viii)   Company OP is classified as a partnership for U.S. federal income Tax purposes, and no election has been filed to classify Company OP as an association taxable as a corporation for U.S. federal income Tax purposes.
(ix)   There are no Liens for Taxes upon any assets of the Company or any of its Subsidiaries, other than Permitted Liens.
(x)   Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any corresponding or comparable state, local or foreign Tax Law) that has not been disclosed in the relevant Tax Return of the Company or the applicable Subsidiary.

(xi)   Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying, or intending to qualify, for tax-free treatment under Section 355(a) of the Code in the two years prior to the date of this Agreement.
The representations and warranties set forth in this Section 3.1(g) and, to the extent relating to Tax matters, Section 3.1(j) constitute the sole and exclusive representations and warranties of the Company and its Subsidiaries regarding Tax matters, and no other representation or warranty contained in any other section of this Agreement shall apply to any such Tax matters.
(h)   Material Contracts.   Section 3.1(h) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list of all Company Material Contracts, true and complete copies of which the Company has made available to Parent prior to the date of this Agreement (except for (x) in the case of Company Material Contracts described in clause (v) below, any form Investment Advisory Arrangement between any Fund and the Company or any of its Subsidiaries, and (y) any Company Material Contracts described in clause (i) below, to the extent filed or furnished with the SEC and publicly available on EDGAR with no redactions or omissions in a Company SEC Document or incorporated by reference therein). For purposes of this Agreement, “Company Material Contract” means any Contract (other than Company Benefit Plans) to which the Company or any of its Subsidiaries is a party to or bound that:
(i)   is required to be filed as an exhibit to the Company’s Annual Report on Form 10-K pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;
(ii)   is a partnership, joint venture, co-investment or similar agreement with any third party (A) requiring aggregate payments after the date hereof by the Company or any of its Subsidiaries in excess of $10,000,000 or (B) with a value directly or indirectly held by the Company in excess of $10,000,000, in each case, excluding (x) the governing documents of the Company OP, Carry Vehicle or any Subsidiary of the Company or the Company OP and (y) any that relate to an investment in a Fund, another investment product sponsored by the Company or any of its Subsidiaries, or a Portfolio Company (including any expenses related thereto);
(iii)   contains any non-compete, non-solicitation, exclusivity provision or otherwise limits the ability of the Company or any of its Subsidiaries (including Parent and its Subsidiaries from and after the Closing) to engage in any line of business in any geographic area, or that restricts the ability of the Company or any of its Subsidiaries (including Parent and its Subsidiaries from and after the Closing) to conduct business with any Person, in each case, in a manner that would be material to the Company and its Subsidiaries, taken as a whole (other than (A) confidentiality agreements entered into by the Company or its Subsidiaries in the Ordinary Course of Business and (B) any Investment Advisory Arrangement or Fund Documentation containing provisions in the Ordinary Course of Business that address the allocation of investment opportunities or the formation of successor funds);
(iv)   contains a “most favored nation” provision or a provision granting a right of first refusal or a right of first negotiation for the benefit of a third party that is material to the Company and its Subsidiaries taken as a whole, except for any Investment Advisory Arrangements or Fund Documentation (and any related side letter or similar Contract that includes any “most favored nation” provision);
(v)   obligates the Company or any of its Subsidiaries to make non-discretionary expenditures (other than principal and/or interest payments or the deposit of other reserves with respect to debt obligations) in excess of $5,000,000 during the Company’s most recent fiscal year ended prior to the date of this Agreement, except, in each case, for (i) Investment Advisory Arrangements or Fund Documentation and (ii) Contracts that are terminable without penalty upon less than 90 days’ notice by the Company or any of its Subsidiaries;
(vi)   relates to “soft-dollar” arrangements (i.e., providing for benefits relating to commissions generated from financial transactions executed by broker-dealers on behalf of any Funds);
(vii)   is an Investment Advisory Arrangement involving aggregate fee-earning equity under management in excess of $200,000,000;

(viii)   relates to the Company’s or any of its Subsidiaries’ ownership, licensing or other right in or to material Intellectual Property Rights, including any material Contract (A) pursuant to which any third Person is granted a license (including a sublicense) or otherwise authorized to use any Company Intellectual Property; (B) pursuant to which the Company is granted a license (including a sublicense) or otherwise authorized to use any Intellectual Property Rights of a third Person; (C) pursuant to which any third Person has developed or has been engaged by the Company to develop any Intellectual Property Rights for or on behalf of the Company; or (D) is entered into to settle or resolve any Intellectual Property Rights-related dispute or otherwise affecting the Company’s rights to use or enforce any Company Intellectual Property, including settlement agreements, coexistence agreements, covenant not to sue agreements, and consent to use agreements; in each of clauses (A) to (D) above, excluding any and all (w) non-exclusive licenses incidental to the lease, sale or purchase of products or services contemplated by the Contract; (x) non-exclusive outbound licenses granted to customers and suppliers in the Ordinary Course of Business; (y) inbound non-exclusive licenses of commercially available, off-the-shelf Software or other IT Assets for which the Company pays less than $450,000 annually in licensing, maintenance, or other fees; and (z) employee, independent contractor, subcontractor, or consultant agreements and nondisclosure agreements entered into in the Ordinary Course of Business on the Company’s standard forms;
(ix)   is a collective bargaining agreement or other Contract with a union, works council, labor organization, or other employee representative (each, a “Labor Agreement”);
(x)   contains a put, call, right of first refusal or similar right pursuant to which the Company or any of its Subsidiaries would be required to purchase or sell, as applicable, any material equity interests of the Company, any Subsidiary of the Company or Fund, or which grants a right to sell to the Company or any of its Subsidiaries or purchase from the Company or any of its Subsidiaries any material asset (other than in the Ordinary Course of Business);
(xi)   contains a material “clawback” or similar undertaking requiring the reimbursement or refund of any fees (whether performance based or otherwise) paid to the Company or any of its Subsidiaries (except any Investment Advisory Arrangement or Fund Documentation (and any related side letters or related “clawback” guaranty Contract) or with respect to any Carry Vehicle);
(xii)   is for borrowed money (whether current, short-term or long-term and whether secured or unsecured, or any financial guarantee) incurred by the Company or any of its Subsidiaries or pursuant to which the Company or any of its Subsidiaries has any obligations as guarantor, surety, co-signer, endorser or co-maker in respect of any obligation of any Person, or any capital maintenance, keep well or similar agreements or arrangements, other than (A) Contracts solely among the Company, the Company OP or any of their wholly owned Subsidiaries and/or (B) Contracts not involving amounts in excess of $10,000,000;
(xiii)   involves any resolution or settlement of any actual or threatened Actions (A) involving remaining payments by the Company or any of its Subsidiaries greater than $5,000,000 not including any amounts covered by insurance or (B) that imposes material continuing non-monetary obligations on the Company or any of its Subsidiaries or that provides for any material continuing injunctive or other non-monetary relief, in each case, other than confidentiality obligations;
(xiv)   relates to an acquisition, divestiture, merger or similar transaction with a purchase price in excess of $5,000,000 that has material obligations remaining to be performed by the Company or its Subsidiaries after the date of this Agreement or that has continuing unsatisfied “earn-out”, deferred or other contingent payment obligations on the Company or any of its Subsidiaries, in each case requiring payments in excess of $5,000,000 after the date of this Agreement;
(xv)   relates to any swap, forward, futures, warrant, option, cap, floor or collar financial contract, or any other interest-rate, commodity price, equity value or foreign currency protection contract or other hedging or derivative transaction involving a notional exposure by the Company or any of its Subsidiaries of more than $10,000,000 as of December 31, 2024;
(xvi)   is between the Company or any of its Subsidiaries on the one hand, and any Affiliate of the Company or any of its Subsidiaries (other than any Subsidiary of the Company) on the other hand, that is required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act;

(xvii)   limits the payment of dividends or other distributions to stockholders or equityholders by the Company or any of the Company’s Subsidiaries; or
(xviii)   is any side letter with respect to a Fund that contains any change in control provision or “key person” provision.
Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Company Material Contracts is a legal, valid, enforceable and binding obligation of the Company, or the Subsidiary of the Company that is a party thereto, and, to the Company’s knowledge, the other parties thereto in accordance with its terms, subject to the Bankruptcy and Equitable Exception. None of the Company or any of its Subsidiaries is, and to the Company’s knowledge, no other party is, in Violation of any Company Material Contract, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Since December 31, 2022 through the date hereof, neither the Company nor any of its Subsidiaries has received written notice, or to the Company’s knowledge, any other non-written communication, from any other party to a Company Material Contract regarding any actual or possible Violation under any Company Material Contract, except where such Violation would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(i)   Funds; Assets under Management.
(i)   Section 3.1(i)(i) of the Company Disclosure Letter sets forth, as of the date of this Agreement, (A) the name of each Subsidiary of the Company that is registered, licensed or qualified, or required to be registered, licensed or qualified, as an investment adviser, sub-adviser, relying adviser, investment manager, investment firm or similar term under applicable Law, (B) the Governmental Entity with which each such Subsidiary is (or is required to be) registered, licensed or qualified and (C) the type of registration, license, or qualification that is, or is required to be, held by such Subsidiary (each such Subsidiary, an “Investment Adviser Subsidiary”).
(ii)   A true and complete list of each Client as of the Base Date, including with respect to each such Client, (A) the relevant Investment Adviser Subsidiary, (B) whether such Investment Adviser Subsidiary acts in an advisory or sub-advisory capacity, (C) the management fee-paying assets under management, (D) investment advisory, sub-advisory or similar fee rate applicable to such Client as of the Base Date (including the annualized investment management fees attributable to each Client as of the Base Date and any fee adjustments implemented since such date or proposed to be instituted), and (E) for each such Client that is a Fund, its jurisdiction of formation and general partner, has been made available to Parent. The Fund Documentation of each Fund sets forth true and correct descriptions of management and/or performance fees to which the Company and its Subsidiaries are entitled to receive (including terms, conditions and timeframes for payment thereof).
(iii)   Since December 31, 2022 through the date hereof, (A) no Client has given written notice to the Company or any Subsidiary of the Company of its intention to terminate or materially reduce its relationship with the Company or any Subsidiary of the Company or to adjust the fee schedule with respect to any Investment Advisory Arrangement in a manner that would materially reduce the fee under such Investment Advisory Arrangement and (B) except for the transactions contemplated hereby or as would not be material to the Company and its Subsidiaries, taken as a whole, as of the date hereof, (1) no event has occurred and remains uncured that would (x) result in the removal or termination of the Company or any Subsidiary of the Company with respect to any Investment Advisory Arrangement, (y) reduce the management or performance fees to which the Company and its Subsidiaries would be entitled to receive, or (z) result in an early suspension or termination of the commitment period or term of a Fund, or with the giving of notice or the passage of time or both, would constitute any such event and (2) no allegation that any such event has occurred has been made in writing to the Company or any Subsidiary of the Company.
(iv)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each Fund is, and at all times since its launch date has been, duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization and has the requisite corporate, trust, company or partnership power and authority to own its assets and to carry on its business as currently conducted, and is qualified to do business in each jurisdiction where it is required to be so qualified and registered or effected exemptions from registration under applicable Law; provided that no such representation or warranty is made with respect to any Fund as to any period prior to the commencement of such Fund’s management by the Company or any Subsidiary of the Company. No Fund is required to register as an investment company or in any similar capacity under the Investment Company Act or under other applicable Law.
(v)   As of the date of this Agreement, true and complete copies of the material Fund Documentation for the Funds set forth on Section 3.1(i)(v) of the Company Disclosure Letter have been made available to Parent. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all such Fund Documentation, to the extent applicable, are valid and binding obligations of the applicable Fund, and are in full force and effect and enforceable against the other party or parties thereto in accordance with their terms (subject to the Bankruptcy and Equitable Exception), and each such Fund is in compliance with such documents, as applicable.
(vi)   The copies of audited financial statements (including, in each case, the notes, if any, thereto) for each of the Funds for the year beginning on January 1, 2024 and ending on December 31, 2024 and the most recent quarterly unaudited financial statements for such Funds for the nine month period ended September 30, 2025, in each case that have been made available to Parent, are true and complete copies of such financial statements. Each such financial statement (A) was prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and (B) fairly presented in all material respects the financial position of the applicable Fund as of the date thereof and the results of its operations and changes in net asset value for the period then ended (except as may be indicated in the notes thereto or, in the case of the unaudited statements, to normal year-end adjustments and the absence of notes thereto).
(vii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each existing Investment Advisory Arrangement is in compliance with the Advisers Act and other applicable Law and has been performed by the applicable Investment Adviser Subsidiary in accordance with its terms and in compliance with the Advisers Act and other applicable Law. Since the date of the first closing of (A) each Flagship Fund, Credit Fund and SAF, and (B) each other Fund, there has been in full force and effect an Investment Advisory Arrangement for each such Fund, and each such Fund has been managed and advised (and the fees, Carried Interest, and expenses payable thereunder have been calculated and charged) in compliance with the terms of each such Investment Advisory Arrangement, its investment guidelines and restrictions, any other Fund Documentation, the Advisers Act and other applicable Law, in the case of clause (A), in all material respects, and in the case of clause (B), except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; provided, in each case, that no such representation or warranty is made with respect to any Fund as to any period prior to the commencement of such Fund’s management by the Company or its Subsidiaries. Since December 31, 2022, each side letter in respect of any Fund has been performed by the applicable Investment Adviser Subsidiary in accordance with its terms and applicable Law, in each case, except as would not be material to the Company, its Subsidiaries and the Funds, taken as a whole.
(viii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, as of the date hereof, (A) there is no (to the knowledge of the Company, with respect to any Sub-advisory Relationship) suit, action or proceeding (whether judicial, arbitral, administrative or other) pending against any Fund, or to which any Fund is otherwise a party and (B) to the knowledge of the Company, there is no suit, action or proceeding (whether judicial, arbitral, administrative or other) threatened in writing against any Fund, or to which any Fund is otherwise a party.
(ix)   With respect to each Fund, to the knowledge of the Company, there are no material errors (other than those which have been corrected and notified to the recipients of such reports) in any financial report delivered or made available to its investors (each, a “Fund Report”) pursuant to the applicable Fund Documentation that have resulted in or would result in distributions to investors other than in material compliance with such Fund Documentation.

(x)   Since the date of each Fund’s most recently delivered Fund Report, no occurrence, change or event, individually or in the aggregate with any other occurrences, changes or events, has had a material adverse effect on the ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any Fund Documentation.
(xi)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, as of the date of this Agreement, none of the Funds (to the knowledge of the Company with respect to any Sub-advisory Relationship) has any suspension of investor redemptions currently in effect or has imposed any “gates.”
(xii)   Neither the Company nor any of its Subsidiaries or Funds (to the knowledge of the Company with respect to any Sub-advisory Relationship) has given any guarantee, warranty or assurance as to the future investment performance of any Fund or the investment performance resulting from the Company or any of its Subsidiaries’ Investment Management Services nor, to the knowledge of the Company, made any statement that could reasonably be understood as such.
(j)   Benefit Plans.
(i)   Section 3.1(j) of the Company Disclosure Letter sets forth an accurate and complete list of each material Company Benefit Plan and separately identifies each material Company Benefit Plan that is maintained primarily for the benefit of employees outside of the United States (a “Non-U.S. Company Benefit Plan”).
(ii)   The Company has delivered or made available to Parent a true and complete copy of each material Company Benefit Plan (if any), and, with respect thereto, if applicable, (A) the current plan documents and all amendments thereto, trust (or other funding vehicle) agreements, summary plan descriptions (and all summaries of material modifications) and underlying insurance Contracts, (B) a written description of such Company Benefit Plan if such plan is not set forth in a written document, (C) the most recent annual report (Form 5500 series including, where applicable, all schedules and actuarial and accountants’ reports) and the most recent actuarial report or other financial statement relating to such Company Benefit Plan, (D) the most recent determination or opinion letter from the IRS for such Company Benefit Plan and (E) any non-routine notice or correspondence to or from the IRS or any Governmental Entity relating to any material unresolved compliance issues in respect of such Company Benefit Plan.
(iii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (A) each Company Benefit Plan is and has been established, funded, operated, maintained and administered in compliance with its terms and with applicable Law, including ERISA and the Code and in each case the regulations promulgated thereunder, (B) neither the Company nor its Subsidiaries has engaged in a “prohibited transaction” or breach of fiduciary duty (as determined under ERISA) that has resulted in, or could result in, the assessment of a civil penalty upon the Company or any of its Subsidiaries pursuant to Section 502(i) of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code, (C) there does not now exist, nor do any circumstances exist that could reasonably be expected to result in, any Controlled Group Liability to the Company or any of its Subsidiaries, (D) all payments required to be made by or with respect to each Company Benefit Plan (including all contributions, insurance premiums or intercompany charges) with respect to all prior periods have been timely made or paid within the time periods prescribed by the terms of each Company Benefit Plan, ERISA and the Code, or to the extent not yet due, properly accrued in accordance with GAAP or other applicable accounting standards, (E) there are no pending or, to the knowledge of the Company, threatened in writing claims, actions, suits, audits, proceedings, investigations, litigation, inquiries, or other disputes or on behalf of or relating to any Company Benefit Plan (other than routine claims for benefits), and (F) neither the Company nor any of its Subsidiaries has incurred (whether or not assessed) or could reasonably be expected to incur any material Tax or penalty under Sections 4980B, 4980D, 4980H, 6721 or 6722 of the Code and no circumstances exist that could result in the imposition of any such Tax or penalty. Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter as to its qualification from the IRS or is entitled to rely on an advisory or opinion letter as to its qualification issued with respect to an IRS approved master and prototype or volume submitter plan, and there are no existing circumstances or any events that have occurred that would reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan.
(iv)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, none of the Company, any of its Subsidiaries or any other Person (whether or not incorporated) that, together with the Company or a Subsidiary of the Company, would be treated as a single employer under Section 414 of the Code or Section 4001(b) of ERISA, sponsors, maintains, contributes to, or participates in, or has ever during the past six years maintained, contributed to, or participated in, or otherwise has any obligation or liability with respect to: (A) a plan subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code; (B) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA); (C) a “multiple employer plan” (as defined in Section 413(c) of the Code) or a “multiemployer plan” (as defined in Section 3(37) of ERISA); or (D) any plan or arrangement which provides post-employment or retiree medical or other welfare benefits, except as required by Section 4980B of the Code or other applicable Law.
(v)   Except as set forth in Section 3.1(j)(v) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event) could (A) increase any compensation or benefits otherwise payable to any current or former employee, officer, director or individual service provider of the Company or any of its Subsidiaries or trigger any other obligation under any Company Benefit Plan, (B) result in any acceleration of the time of payment, funding or vesting of any such compensation or benefits, (C) result in any limitation on the right of the Company or any of its Subsidiaries to amend, merge, terminate or receive a reversion of assets from any Company Benefit Plan or related trust, or (D) entitle any employee of the Company or any of its Subsidiaries to any material new, additional, or enhanced severance pay upon a termination of employment.
(vi)   Except as set forth in Section 3.1(j)(vi) of the Company Disclosure Letter, no payment or benefit which could be made with respect to any current or former employee, officer, stockholder, director or service provider of the Company or any of its Subsidiaries who is a “disqualified individual” (as defined in Section 280G of the Code and the regulations thereunder) in connection with the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event) could be characterized as a “parachute payment” within the meaning of Section 280G(b)(2) of the Code.
(vii)   No Company Benefit Plan provides for, and neither the Company nor any of its Subsidiaries is otherwise obligated to provide, the gross-up or reimbursement of Taxes under Section 409A or 4999 of the Code.
(viii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all Non-U.S. Company Benefit Plans (A) have been maintained, operated and funded in accordance with, and are in compliance with, their terms, applicable local Law (including government taxation and funding requirements) in all material respects, (B) to the extent required to be registered or approved by a non-U.S. Governmental Entity, has been registered with, or approved by, such non-U.S. Governmental Entity and, to the knowledge of the Company, nothing has occurred that would adversely affect such registration or approval, and (C) to the extent intended to be funded and/or book-reserved, are funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions.
(k)   Employment and Labor Matters.
(i)   (A) Neither the Company nor any of its Subsidiaries is a party to or bound by any Labor Agreement and no employees of the Company or any of its Subsidiaries are represented by any labor union, works council, labor organization or employee association with respect to their employment with the Company or any of its Subsidiaries, (B) there are no, and in the past three years there have been no, strikes or lockouts with respect to any employees of the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened in writing, (C) to the knowledge of the Company, there is no, and in the past three years there has been no, union organizing effort pending or threatened in writing against the Company or any of its Subsidiaries, (D) there is no, and for the past three years there has been no, unfair labor practice, charge, labor dispute (other than routine individual grievances) or labor arbitration proceeding pending or, to the knowledge of the Company, threatened in writing with respect to employees of the Company or any of its Subsidiaries, and (E) there is no, and in the past three years there has been no, actual slowdown or work stoppage in effect or, to the knowledge of the Company, threatened in writing with respect to employees of the Company or any of its Subsidiaries, except, in each case of clauses (B)-(E), as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(ii)   The Company and its Subsidiaries are, and have been, in material compliance with all applicable Laws respecting (A) labor, employment and employment practices, (B) terms and conditions of employment and wages and hours (including the classification of independent contractors and exempt versus non-exempt employees), (C) unfair labor practices and (D) occupational safety and health, immigration (including the completion of Forms I-9 for all U.S. employees and the proper confirmation of employee visas), employment discrimination, harassment, retaliation, restrictive covenants, and plant closures and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, or any similar Laws). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has any direct or indirect liability, whether actual or contingent, with respect to any misclassification of any person as an independent contractor rather than as an employee, with respect to any misclassification of any employee as exempt versus non-exempt, or with respect to any employee leased from another employer, and neither the Company nor any of its Subsidiaries has any notice or knowledge of any pending or threatened claim by any Person who is performing or has performed services for the Company or any of its Subsidiaries that he/she is or was misclassified for any purpose.
(iii)   To the knowledge of the Company, in the last three years, no material, formal, written allegations of discrimination or sexual harassment have been made against any current or former executive officer or director of the Company or any of its Subsidiaries in such individual’s capacity as an employee or service provider of the Company and its Subsidiaries, and neither the Company nor any of its Subsidiaries have entered into a material written settlement agreement with any person that involves allegations of discrimination or sexual harassment by a current or former executive officer or director of the Company or any of its Subsidiaries in such individual’s capacity as an employee or service provider of the Company and its Subsidiaries.
(l)   Absence of Certain Changes.   Except in connection with the negotiation, execution and delivery of this Agreement, since December 31, 2024 through the date of this Agreement, (i) the Company and its Subsidiaries have conducted their respective businesses in the Ordinary Course of Business in all material respects, (ii) there has not been a Company Material Adverse Effect, and (iii) neither the Company nor any of its Subsidiaries has taken any action that, if taken after the date hereof without the consent of Parent, would constitute a violation of Section 4.1(b). Since December 31, 2024 through the date of this Agreement, no executive officer, chief investment officer, or employee of the Company or any of its Subsidiaries with a title of Portfolio Manager or higher or who is otherwise identified by name as a “key person” under any Fund Documentation or other Investment Advisory Arrangements has given written notice to the Company or any of its Subsidiaries that such individual intends to terminate his or her service. As of the date hereof, there are no proceedings or investigations pending or threatened in writing by any Governmental Entity with respect to any such individual with a title of Portfolio Manager or higher or who is otherwise identified by name as a “key person” under any Fund Documentation or other Investment Advisory Arrangements which would reasonably be expected to result in his or her debarment.
(m)   Board Approval.   The Board of Directors, acting on the recommendation of a committee of the Board of Directors consisting solely of independent and disinterested directors, by resolutions duly adopted by unanimous vote of those voting at a meeting duly called and held, has (A) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Company and its stockholders, (B) approved this Agreement and the transactions contemplated hereby, including the Mergers, (C) resolved to recommend that the stockholders of the Company approve the Company Merger and (D) directed that such matter be submitted for consideration by the Company stockholders at the Company Stockholders Meeting. The Company has taken all actions required for the execution of this Agreement by Company OP and the consummation by Company OP of the transactions contemplated hereby, including the LLC Merger.

(n)   Takeover Statute.   Each of the Company and Company OP has taken such actions and votes as are necessary on its part to render the provisions of any “business combination,” “fair price,” “moratorium,” “control share acquisition” statute, including the provisions contained in Subtitle 6 of Title 3 of the MGCL, Subtitle 7 of Title 3 of the MGCL or any other anti-takeover statute, or similar federal or state statute inapplicable to this Agreement, the Mergers and the other transactions contemplated by this Agreement.
(o)   Vote Required.   The affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the approval of the Company Merger at the Company Stockholders Meeting (the “Company Required Stockholders Vote”) is the only vote of holders of securities of the Company that is required to approve the transactions contemplated by this Agreement, including the Company Merger. The Company, as the managing member of Company OP and as a member holding more than 50% of the outstanding Company OP Units held by all members of Company OP entitled to vote on the approval and adoption of this Agreement, has approved and adopted this Agreement and the LLC Merger, and such approval is the only approval of holders of Company OP Units necessary to approve and adopt this Agreement and the transactions contemplated hereby (including the Mergers).
(p)   Title to Assets.   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries own, and have good and valid title to or have a valid leasehold interest in, all assets and properties purported to be owned or used by the Company or any of its Subsidiaries in the consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2024 included in the Company SEC Documents (the “Latest Company Balance Sheet”) (except for assets and properties sold or otherwise disposed of in the Ordinary Course of Business since December 31, 2024), free and clear of any Liens other than Permitted Liens and restrictions imposed by applicable securities Laws; provided, that no representation is made in this Section 3.1(p) with respect to Company Intellectual Property (as defined below), which is the subject of Section 3.1(t).
(q)   Owned Real Property.   As of the date of this Agreement, the Company and its Subsidiaries do not own any real property.
(r)   Leased Real Property.
(i)   Section 3.1(r)(i) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true and complete list of all Company Leases, by street address. The Company has made available to Parent true and complete copies of all Company Leases as in effect as of the date of this Agreement.
(ii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company or one or more of its Subsidiaries has a good and valid leasehold interest in all Leased Real Property, free and clear of all Liens other than Permitted Liens.
(iii)   Each Company Lease is valid and binding on the Company or its Subsidiaries to the extent such Person is a party thereto, as applicable, and, to the Company’s knowledge, each other party thereto, and is in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in breach or default of any Company Lease, nor has the Company nor any of its Subsidiaries received written notice or, to the Company’s knowledge, any other non-written communication, regarding any actual or possible breach or default on the part of the Company or any of its Subsidiaries under any Company Lease, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.1(r)(iii) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has subleased, licensed or otherwise granted any Person the right to use or occupy a material portion of any Leased Real Property and no Person (other than the Company or its Subsidiaries) is in possession of the Leased Real Property. Except for Permitted Liens, neither the Company nor any of its Subsidiaries have collaterally assigned or granted any other security interest in any Company Lease or any interest therein.
(s)   Environmental Matters.   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (A) the Company and each Subsidiary of the Company is and since December 31, 2022 has been in compliance with all applicable Environmental Laws, (B) there is no Action pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or, to the knowledge of the Company, any property that is the subject of a Company Lease under any Environmental Laws or with respect to Hazardous Materials, (C) the Company has obtained and holds all of the Permits required under applicable Environmental Laws for its current operations and is in compliance with the terms and conditions of any such Permits, (D) the Company has not received any written or, to the knowledge of the Company, oral notice, demand, letter, claim or request for information alleging that the Company or any of its Subsidiaries may be in of Violation of, or subject to any corrective or remedial obligation or liability under, Environmental Laws that remains unresolved, and (E) neither the Company nor any of its Subsidiaries (nor, to the knowledge of the Company, any other Person to the extent giving rise to liability for the Company and its Subsidiaries) has released or disposed of any Hazardous Materials so as to give rise to any liabilities for the Company and its Subsidiaries under Environmental Laws.
(t)   Intellectual Property.
(i)   Section 3.1(t)(i) of the Company Disclosure Letter sets forth a correct and complete list, as of the date of this Agreement, of all material Registered IP, indicating for each item therein, (A) the record owner, (B) the registration or application number and (C) the applicable filing jurisdiction or Internet domain registrar. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Registered IP is subsisting and, to the Company’s knowledge, the issued and granted items therein are valid and enforceable.
(ii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (A) the Company and its Subsidiaries exclusively own or have a valid and sufficient right or license to use all Company Intellectual Property and all other Intellectual Property Rights used in or necessary to carry on their respective businesses as currently conducted, (B) since December 31, 2022, neither the Company nor any of its Subsidiaries has received any notice asserting that the conduct of the businesses of the Company and its Subsidiaries or the Company Intellectual Property infringes, misappropriates or otherwise violates the Intellectual Property Rights of any other Person, and, to the Company’s knowledge, the conduct of the businesses of the Company and its Subsidiaries or the Company Intellectual Property since December 31, 2022 has not infringed, misappropriated or otherwise violated the Intellectual Property Rights of any other Person and (C) to the Company’s knowledge, no Person is infringing, misappropriating or otherwise violating, or, since December 31, 2022, has infringed, misappropriated or otherwise violated, any Company Intellectual Property.
(iii)   The Company and its Subsidiaries take commercially reasonable steps (including executing appropriate non-disclosure agreements) to maintain the confidentiality of all trade secrets and other confidential information (A) included in the Company Intellectual Property and (B) of other Persons to which the Company or its Subsidiaries owe a duty of confidentiality. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, to the Company’s knowledge, no trade secrets included in the Company Intellectual Property have been, since December 31, 2022, disclosed to or used without authorization by any other Person, except to the extent that such Person is under an obligation of confidentiality (including pursuant to written, valid and appropriate non-disclosure agreements) which has not, to the Company’s knowledge, been breached.
(iv)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries have obtained from all Persons (including current or former employees, officers, directors, consultants and contractors) who have created or developed any portion of, or otherwise who would have any rights in or to, any Intellectual Property Rights developed on behalf of the Company or any of its Subsidiaries, written, valid and enforceable present assignments to the Company or one of its Subsidiaries of any such Intellectual Property Rights which do not vest automatically in the Company or one of its Subsidiaries by operation of Law.
(v)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (A) no proprietary Software included in the Company Intellectual Property that has been distributed to third parties is subject to any obligation or condition under any open source software license that conditions the distribution of such Software on: (1) the disclosure, licensing or distribution of any source code for any portion of such Software; (2) the granting to licensees of the right to make derivative works or other modifications to such Software; (3) the licensing under terms that allow such Software or portions thereof or interfaces therefor to be reverse engineered, reverse assembled or disassembled (other than by operation of Law); or (4) redistribution of such Software at no license fee or at a limited fee and (B) the Company and its Subsidiaries have not deposited any source code of such Software into escrow, or entered into any escrow or similar agreement pursuant to which the Company or its Subsidiaries have any current or contingent obligation to deposit any such source code into escrow.
(vi)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Company and its Subsidiaries is in compliance with its public or posted policies and procedures for the ethical and responsible use of AI Technology, including for (A) developing and implementing AI Technology in a manner that promotes transparency, accountability and human interpretability, (B) identifying and mitigating bias in AI Inputs, and (C) management oversight and approval of employees’ and contractors’ collection and use of AI Inputs and development and implementation of AI Technology.
(vii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries (A) have obtained all licenses, consents, and permissions, provided all notices and disclosures, and otherwise have all rights, in each case as required under applicable Law, to collect and use all such AI Inputs in the conduct of the Company’s or any of its Subsidiaries’ business as currently conducted; and (B) are in compliance with all Laws applicable to the Company’s or any of its Subsidiaries’ development and implementation of AI Technology.
(u)   Data Privacy and Cybersecurity.
(i)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (A) to the Company’s knowledge, since December 31, 2022, there has been no unauthorized access to or malfunction or failure of, any of the Company IT Assets or any data or information stored on or processed by the Company IT Assets (including any Personal Information); and (B) the Company IT Assets are sufficient for the current needs of the business of the Company and its Subsidiaries.
(ii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since December 31, 2022, the Company and its Subsidiaries have taken commercially reasonable steps to secure the confidentiality, integrity, and availability of the Company IT Assets and the data or information stored or processed by them.
(iii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since December 31, 2022, the Company and its Subsidiaries have complied with all applicable Laws, contractual obligations and their own public or posted policies relating to data privacy and cybersecurity.
(v)   Security Clearances.   None of the Company or any of its Subsidiaries hold facility security clearances, personnel security clearances, or other national industrial security authorizations, and none of the Company or its Subsidiaries have any Government Contracts or Government Bids that would require such a facility security clearance or other national industrial security authorization for the performance thereof.
(w)   Permits.   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries hold and are in compliance in all respects with the permits, licenses, registrations, agreements, approvals, variances, waivers, exemptions, orders, franchises, certifications and authorizations from Governmental Entities (collectively, “Permits”) that are required or necessary for the conduct of their respective businesses as presently conducted, (ii) all such Permits are valid and in full force and effect and not subject to any suspension, cancellation, modification or revocation as of the date hereof, (iii) all applications required to have been filed for the renewal of such Permits have been duly filed on a timely basis with the appropriate Governmental Entities, and all other filings required to have been made with respect to such Permits have been duly made on a timely basis with the appropriate Governmental Entities, and (iv) since December 31, 2022, neither the Company nor any of its

Subsidiaries has received any written notice from a Governmental Entity indicating that the Company or any of its Subsidiaries has not been in compliance with the terms of any such Permits.
(x)   Insurance.   The Company has provided Parent a true and complete copy of all currently in-force material insurance policies and material self-insurance programs and arrangements issued to or maintained by the Company or any of its Subsidiaries that insure the business, assets and operations of the Company or any of its Subsidiaries as of the date hereof. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries have obtained and maintained in full force and effect insurance in such amounts, on such terms and covering such risks as the Company’s management reasonably believes is adequate and customary for its business, (ii) the Company or the applicable Subsidiary of the Company has paid, or caused to be paid, all premiums due under such policies and is not in default with respect to any obligations under such policies, (iii) all such policies are valid, outstanding and enforceable and neither the Company nor any of its Subsidiaries (A) has agreed to modify or cancel any of such insurance policies, (B) is in breach or default of, or has taken or failed to take any action which, with or without notice, lapse of time or both, would constitute or result in a breach or violation of, or default under, any such insurance policy or (C) has since December 31, 2022 received any written notice of any actual or threatened modification or cancellation of any such insurance policy, (iv) since December 31, 2022 there has been no denial of any claim under any such insurance policy and (v) with respect to each material Action that has been filed against the Company since December 31, 2022, any liability with respect to which is covered by an insurance policy maintained by the Company, to the knowledge of the Company, the Company has provided written notice of such Action to the appropriate insurance carrier(s) (if any and if required to do so) and no such carrier has issued a denial of coverage with respect to any such Action.
(y)   Brokers or Finders.   Except for and with respect to Barclays Capital Inc. (“Barclays”) and J.P. Morgan Securities LLC (“JPM”, together with Barclays, the “Company Financial Advisors”), whose fees and expenses will be paid by the Company, neither the Company nor any of its Subsidiaries has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the Company Merger or the other transactions contemplated by this Agreement. The Company has furnished to Parent and its outside legal counsel true and complete copies of all agreements between the Company and the Company Financial Advisors relating to the transactions contemplated hereby (the “Engagement Letters”).
(z)   Opinion of the Company Financial Advisors.   The Board of Directors has received the opinions of each of Barclays and JPM, to the effect that, as of the date of such opinions and based on and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Common Stock Consideration to be received by the holders of the Company Common Stock is fair, from a financial point of view, to the holders of Company Common Stock. The Company shall deliver or make available to Parent solely for informational purposes true and complete written copies of each such signed opinion promptly following the Company’s receipt of such opinions. As of the date of this Agreement, neither such opinion has been withdrawn, revoked or otherwise modified.
(aa)   No Undisclosed Liabilities.   There are no liabilities or obligations of the Company or any of its Subsidiaries of the kind that would be required by GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries, other than (i) liabilities or obligations disclosed, reflected, reserved against or otherwise provided for in the Latest Company Balance Sheet or in the notes thereto, (ii) liabilities or obligations incurred in the Ordinary Course of Business since December 31, 2024 (none of which is a liability for breach or violation of any contract or applicable law, Order, tort, misappropriation or infringement) or satisfied or discharged since December 31, 2024 or (iii) liabilities or obligations that would not, individually or in the aggregate, have a Company Material Adverse Effect.
(bb)   ERISA Plan Asset Matters.
(i)   None of the assets of the Company or any of its Affiliates are deemed to constitute “plan assets” (within the meaning of the U.S. Department of Labor (“DOL”) regulation located at 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA (the “Plan Asset Regulation”)) or the assets of any plan, fund, account or other arrangement subject to any Law that is substantially similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code (“Similar Law”).
(ii)   Section 3.1(bb)(ii) of the Company Disclosure Letter sets forth the name of each Plan Client and indicates whether such Plan Client is subject to the provisions of Title I of ERISA, Section 4975 of the Code or Similar Law. With respect to any Plan Client, the Company has conducted its activities and provided such services in material compliance with the applicable requirements of ERISA, Section 4975 of the Code and/or Similar Law, as applicable. The Company has not knowingly caused a Plan Client to engage in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.
(iii)   Within the last six years, neither the Company nor, to the knowledge of the Company, any of its Affiliates has been the subject of any audit, penalty or enforcement by the DOL, either directly or in connection with any Investment Management Services to any Plan Client. Neither the Company nor, to the knowledge of the Company, any of its Affiliates is subject to disqualification from serving as a “fiduciary” or a “qualified professional asset manager” under Section 411(a) of ERISA or Part I(g) of Prohibited Transaction Class Exemption (“PTCE”) 84-14, and, to the knowledge of the Company, no event has occurred which would reasonably be expected to result in such disqualification.
(cc)   No Additional Representations.   Except for the representations and warranties made by the Company in this Section 3.1 or in any closing certificate delivered pursuant to Section 6.3(f), neither the Company, nor Company OP nor any other Person makes any express or implied representation or warranty with respect to the Company, Company OP or their respective Subsidiaries, or its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, in connection with this Agreement or the transactions contemplated hereby, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither the Company nor any other Person makes or has made any representation or warranty to Parent, Merger Sub I, Merger Sub II or any of their Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospective information relating to the Company or any of its Subsidiaries or their respective businesses or (ii) any oral or, except for the representations and warranties made by the Company in this Section 3.1 or in any closing certificate delivered pursuant to Section 6.3(f), written information furnished or made available to Parent, Merger Sub I, Merger Sub II or any of their Affiliates or Representatives in the course of their due diligence investigation of the Company, Company OP or their respective Subsidiaries or its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, in connection with this Agreement or in connection with the transactions contemplated hereby or otherwise.
Section 3.2   Representations and Warranties of Parent.   Except as set forth in the corresponding sections of the disclosure letter delivered to the Company by Parent immediately prior to the execution of this Agreement (the “Parent Disclosure Letter”) (it being understood that any matter disclosed pursuant to any section or subsection of the Parent Disclosure Letter with respect to Article III shall be deemed to be disclosed for the purposes of the representations and warranties made by Parent in this Agreement, to the extent the relevance of such disclosure is reasonably apparent on the face of such disclosure, notwithstanding the omission of a cross reference to any other section or subsection of this Agreement or the Parent Disclosure Letter) Parent hereby represents and warrants to Company and Company OP as follows:
(a)   Organization, Standing and Power.
(i)   Parent and each of its Subsidiaries is duly organized, validly existing and, if applicable, in good standing under the Laws of the jurisdiction of its organization, with the corporate, partnership or limited liability company (as the case may be) power and authority to own and operate its business as presently conducted, except, in each case, as would not, individually or in the aggregate, have a Parent Material Adverse Effect.
(ii)   Parent and each of its Subsidiaries is duly qualified as a foreign corporation or other entity to do business and, where applicable, is in good standing in each jurisdiction where the ownership and operation of its properties or the nature of its activities makes such qualification necessary, except as would not, individually or in the aggregate, have a Parent Material Adverse Effect.

(b)   Authority.
(i)   Each of Parent, Merger Sub I and Merger Sub II has all requisite corporate or limited liability company power and authority to execute, deliver and perform their applicable obligations under this Agreement and to consummate the transactions contemplated hereby (including the Mergers). The execution and delivery of this Agreement by Parent, Merger Sub I and Merger Sub II, as applicable, and the performance by Parent, Merger Sub I and Merger Sub II of their respective obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by the board of managers of Parent (in the case of Parent), by the board of directors of Merger Sub I and the sole stockholder of Merger Sub I (in the case of Merger Sub I) and by the board of managers and sole member of Merger Sub II (in the case of Merger Sub II), and all other necessary corporate or limited liability company action on the part of Parent, Merger Sub I and Merger Sub II, and no other corporate or limited liability company proceedings on the part of Parent, Merger Sub I or Merger Sub II are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent, Merger Sub I and Merger Sub II, as applicable, and, subject to due and valid execution by the other parties thereto, constitutes a valid and binding obligation of each of Parent, Merger Sub I and Merger Sub II, as applicable, enforceable against Parent, Merger Sub I and Merger Sub II, as applicable, in accordance with its terms, subject to the Bankruptcy and Equitable Exception.
(ii)   No vote or consent of the holders of any class or series of capital stock of Parent or the holders of any other securities of Parent (equity or otherwise) is necessary to approve and adopt this Agreement and the transactions contemplated hereby (including the Mergers).
(iii)   Except as set forth on Section 3.2(b)(iii) of the Parent Disclosure Letter, the execution and delivery of this Agreement by Parent, Merger Sub I and Merger Sub II does not, and the consummation by Parent, Merger Sub I and Merger Sub II of the transactions contemplated hereby, as applicable will not, (A) conflict with, or result in any Violation of, any provision of the Organizational Documents of Parent or any of Parent’s Subsidiaries or (B) subject to obtaining or making the notification, filings, consents, approvals, orders, authorizations, registrations, waiting period expirations or terminations, declarations and filings referred to in Section 3.2(b)(iv), result in any Violation of any Contract to which Parent or any of its Subsidiaries are party or Law applicable to Parent, Merger Sub I, Merger Sub II or any of their Subsidiaries or their respective properties or assets, which Violation, in the case of this clause (B), would, individually or in the aggregate, have a Parent Material Adverse Effect.
(iv)   Except for (A) compliance with any applicable requirements of the HSR Act, (B) compliance with any of the consents, approvals, Orders, authorizations, registrations, declarations or filings under the Regulatory Laws of the jurisdictions set forth on Section 3.2(b)(iv) of the Parent Disclosure Letter and (C) (x) the filing of the Articles of Merger with, and the acceptance for record of the Articles of Merger by, the SDAT pursuant to the MGCL (in the case of the Company Merger), (y) the filing of the LLC Certificate of Merger with, and the acceptance for record of the LLC Certificate of Merger by, the DSS pursuant to the DLLCA (in the case of the LLC Merger) and (z) the filing of the Proxy Statement under the Exchange Act, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by or with respect to Parent or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Parent, Merger Sub I or Merger Sub II or the consummation by Parent, Merger Sub I or Merger Sub II of the transactions contemplated hereby, in each case, as applicable, except as would not, individually or in the aggregate, have a Parent Material Adverse Effect.
(c)   Legal Proceedings.   As of the date hereof, there is no Action pending or, to the knowledge of Parent, threatened, against or affecting Parent or any of its Subsidiaries that would, individually or in the aggregate, have a Parent Material Adverse Effect, nor is there any Order outstanding against Parent or any Subsidiary of Parent that would, individually or in the aggregate, have a Parent Material Adverse Effect.
(d)   ERISA Plan Asset Matters.   Neither Parent nor any of its Affiliates is subject to disqualification from serving as a “fiduciary” or a “qualified professional asset manager” under Section 411(a) of ERISA or Part I(g) of PTCE 84-14, and no event has occurred which would reasonably be expected to result in such disqualification.

(e)   Board Approval.   The board of managers of Parent, by unanimous written consent, has approved this Agreement, and declared this Agreement, and the transactions contemplated hereby, including the Mergers, on the terms set forth herein, to be advisable and in the best interests of Parent and its sole member. The board of directors of Merger Sub I, by unanimous written consent has approved this Agreement and declared this Agreement and the transactions contemplated hereby, including the Mergers, to be advisable and in the best interests of Merger Sub I and its sole stockholder upon the terms and subject to the conditions of this Agreement. The board of managers of Merger Sub II has determined (i) this Agreement and the transactions contemplated hereby, including the Mergers, to be advisable and in the best interests of Merger Sub II and (ii) approved and adopted this Agreement and the transactions contemplated hereby.
(f)   Sufficiency of Funds.
(i)   As of the date of this Agreement, Parent has delivered to the Company a true and complete copy of the Equity Commitment Letter, pursuant to which, on the terms and subject to the conditions set forth therein, the Equity Investor has agreed to invest in Parent cash in the amounts set forth therein (the “Equity Financing”). Subject to the terms and conditions set forth in the Equity Commitment Letter, the Equity Financing provides Parent with cash proceeds sufficient for the timely satisfaction of all of Parent’s financial obligations under this Agreement, including the payment in full of the Merger Consideration, the Parent Termination Fee and all other fees and expenses required to be paid by Parent in connection with the transactions contemplated by this Agreement (and any termination hereof), and to consummate the Mergers and the other transactions contemplated hereby and otherwise satisfy its obligations hereunder.
(ii)   The obligations set forth in the Equity Commitment Letter constitute the legal, valid, binding and enforceable obligations of Parent and the Equity Investor, enforceable against the Equity Investor in accordance with its terms, subject to the Bankruptcy and Equitable Exception, and the Equity Commitment Letter is in full force and effect.
(iii)   As of the date of this Agreement, no event has occurred that (with or without notice, lapse of time or both) would constitute a default, breach or failure to satisfy a condition by Parent or any other party thereto under the terms and conditions of the Equity Commitment Letter or that would otherwise result in any portion of the Equity Financing contemplated thereby to be unavailable. As of the date of this Agreement, the Equity Commitment Letter has not, in any respect, been amended, restated, amended and restated, supplemented, withdrawn or otherwise modified and none of the commitments thereunder have been terminated, reduced, withdrawn or rescinded in any respect by any party thereto, and no amendment, restatement, amendment and restatement, supplementation, withdrawal, termination, reduction, rescission or other modification is contemplated. As of the date of this Agreement, Parent has no knowledge of any fact, occurrence, circumstance or condition that (with or without notice or lapse of time, or both) would reasonably be expected to (A) cause the Equity Commitment Letter to terminate or be withdrawn, modified, repudiated or rescinded or to be or become ineffective or the commitments thereunder to be reduced or (B) constitute a failure to satisfy a condition precedent on the part of Parent or any other party thereto under the Equity Commitment Letter or otherwise prevent the Equity Investor from timely funding any portion of the Equity Financing under the Equity Commitment Letter. As of the date hereof, Parent has no reason to believe that any of the conditions to the Equity Financing shall not be satisfied on a timely basis or that the funding contemplated in the Equity Financing shall not be made available to Parent on a timely basis in order to consummate the transactions contemplated by this Agreement or satisfy its obligations under this Agreement. The Equity Commitment Letter constitutes the entire and complete agreement between the parties thereto with respect to the Equity Financing and there are no side letters, conditions precedent or other contingencies related to the Equity Financing or the funding thereof, other than as expressly set forth in the Equity Commitment Letter.
(iv)   Parent acknowledges and agrees that its obligations hereunder are not contingent upon, and are not subject to, the availability of third-party financing (whether debt, equity, or otherwise) or the satisfaction of any conditions with respect thereto. After giving effect to the Equity Financing, Parent will have sufficient financial resources to satisfy all of its obligations hereunder in full without the need to obtain any third-party financing.

(g)   Solvency.   Immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including any financings being entered into in connection therewith and payments of all related fees and expenses), assuming the representations and warranties of the Company and Company OP contained in this Agreement are true and correct and the Company and Company OP have compiled with and performed their respective covenants and other obligations set forth in this Agreement, (i) the Fair Value of the assets of Parent and its Subsidiaries, taken as a whole, shall be greater than the total amount of Parent’s and its Subsidiaries’ liabilities (including all liabilities, whether or not reflected in a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), taken as a whole, (ii) Parent and its Subsidiaries, taken as a whole, shall be able to pay their debts and obligations (whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed) as they become due; and (iii) Parent and its Subsidiaries, taken as a whole, shall have adequate capital to carry on their businesses and all businesses in which they are engaged or intended to be engaged. For the purposes of this Section 3.2(g) “Fair Value” means the amount at which the assets (both tangible and intangible), in their entirety, of Parent and its Subsidiaries would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.
(h)   Activities of Merger Sub I and Merger Sub II.   Merger Sub I was incorporated on December 19, 2025, and Merger Sub II was formed on December 17, 2025, in each case solely for the purpose of engaging in the transactions contemplated by this Agreement. Merger Sub I and Merger Sub II have engaged in no other business activities, have no liabilities or obligations and have conducted their operations only as contemplated hereby, except for any such activities, liabilities, obligations or operations as may be incidental to their formation and the transactions contemplated by this Agreement.
(i)   Share Ownership.   Neither Parent nor any Subsidiary of Parent beneficially owns (as defined in Rule 13d-3 under the Exchange Act) or has the right to acquire (other than pursuant to this Agreement) or vote any Company Common Stock, Company Preferred Stock, Company Warrants or Company OP Common Units or any securities that are convertible into or exchangeable or exercisable for any Company Common Stock, Company Preferred Stock, Company Warrants or Company OP Common Units. None of Parent, Merger Sub I or Merger Sub II or any of their respective Subsidiaries, or the “affiliates” or “associates” of any such Person, is, nor at any time during the last five years has been, an “interested stockholder” of the Company, in each case as defined in Section 3-601 of the MGCL.
(j)   Certain Arrangements.   There are no Contracts or other arrangements or understandings (whether oral or written and whether or not legally binding) or commitments to enter into Contracts or other arrangements or understandings (whether oral or written and whether or not legally binding) (i) between Parent, Merger Sub I, Merger Sub II or any of their respective Affiliates, on the one hand, and any member of the Company’s management or Board of Directors or any beneficial owner of any shares of Company Preferred Stock, Company Common Stock or Company OP Units, on the other hand, that relate in any way to the Company, its Subsidiaries or their respective businesses (including as to continuing employment or those businesses and Subsidiaries following the Closing), shares of Company Preferred Stock, Company Common Stock, Company OP Units or other equity securities or interests of or in the Company or its Subsidiaries, or the transactions contemplated hereby (including as to continuing employment or equity rollover) or (ii) pursuant to which any holder of shares of the Company Preferred Stock, Company Common Stock, Company OP Units or Company Equity Awards, as applicable, (A) would be entitled to receive value or consideration of a different amount or nature than the applicable Merger Consideration, (B) agrees to vote to approve or adopt this Agreement or the Mergers or agrees to vote against or otherwise oppose any Superior Proposal or (C) has agreed, or whose Affiliates have agreed, to provide, directly or indirectly, any equity investment to Parent, Merger Sub I, Merger Sub II, the Company or Company OP to finance any portion of the Mergers.
(k)   Advisor Eligibility.   None of Parent, any of its Affiliates nor, to the knowledge of Parent, “persons associated with” (as defined in the Investment Advisers Act), Parent or any of its Affiliates is ineligible pursuant to Section 203(e) or 203(f) of the Investment Advisers Act to serve as a registered investment adviser or as a person associated with a registered investment adviser or is an ineligible person under Advisers Act Rule 206(4)-1.

(l)   No Vote Required.   No member or shareholder vote of Parent is required to authorize the Mergers that has not already been obtained.
(m)   No Additional Representations.
(i)   Except for the representations and warranties made by Parent in this Section 3.2 or in any closing certificate delivered pursuant to Section 6.2(c), and the representations and warranties made under the Equity Commitment Letter and the Regulatory Efforts Agreement, neither Parent nor any other Person makes any express or implied representation or warranty with respect to Parent or its Subsidiaries or its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, in connection with this Agreement or the transactions contemplated hereby, and Parent hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither Parent nor any other Person makes or has made any representation or warranty to the Company, Company OP or any of their Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospective information relating to Parent or any of its Subsidiaries or their respective businesses, or (ii) any oral or, except for the representations and warranties made by Parent in this Section 3.2 or in any closing certificate delivered pursuant to Section 6.2(c) or the representations and warranties made under the Equity Commitment Letter or the Regulatory Efforts Agreement, written information furnished or made available to the Company, Company OP or any of their Affiliates or Representatives in the course of their due diligence investigation of Parent or its Subsidiaries or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, the negotiation of this Agreement or in connection with the transactions contemplated hereby or otherwise.
(ii)   Each of Parent and the Merger Subs has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Company, its Subsidiaries, the Funds and the Portfolio Companies. In making its determination to proceed with the transactions contemplated by this Agreement, including the Mergers, each of Parent and the Merger Subs has relied solely on the results of its own independent review and analysis and the covenants, representations and warranties of the Company contained in this Agreement. Parent and the Merger Subs hereby acknowledge that, notwithstanding anything contained in this Agreement to the contrary, (i) neither the Company nor any of its Subsidiaries, nor any other Person, makes or has made or is making any express or implied representation or warranty with respect to the Company, any of its Subsidiaries, any Fund, any Portfolio Company or their respective business or operations, in each case, other than those expressly given solely by the Company in Section 3.1 or in any closing certificate delivered pursuant to Section 6.3(f); and (ii) other than those expressly given solely by the Company in Section 3.1 or in any closing certificate delivered pursuant to Section 6.3(f), neither Parent nor the Merger Subs is relying on any express or implied representation or warranty, or the accuracy or the completeness of any representations and warranties, with respect to the Company, any of its Subsidiaries, any Fund, any Portfolio Company or their respective business or operations and are not relying upon any estimate, projection, prediction, data, financial information, memorandum, presentation or any other materials or information provided or addressed to Parent, the Merger Subs or any of their Representatives, including any materials or information made available to Parent and/or its Representatives in connection with presentations by the Company’s management.

ARTICLE IV
COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 4.1   Conduct of the Business of the Company Pending the Mergers.
(a)   From and after the date hereof until the earlier of the LLC Merger Effective Time or termination of this Agreement in accordance with its terms, and except as (i) expressly contemplated or permitted by this Agreement, (ii) set forth in Section 4.1 of the Company Disclosure Letter, (iii) required by applicable Law, Order, or the regulations or requirements of any stock exchange or regulatory organization applicable to the Company or any of its Subsidiaries, or (iv) with Parent’s prior written consent (which consent is not to be unreasonably withheld, conditioned or delayed), the Company agrees as to itself and its Subsidiaries that such entities shall use commercially reasonable efforts to carry on their respective businesses in all material respects in the Ordinary Course of Business and shall use commercially reasonable efforts to (A) maintain their assets and properties in their current condition in all material respects (normal wear and tear and damage caused by casualty or by any reason outside of the Company and its Subsidiaries’ reasonable control excepted), (B) preserve the Company’s business organization intact in all material respects and (C) maintain in all material respects the goodwill and business relationships of the Company and its Subsidiaries; provided, that any action or inaction to the extent specifically addressed in, and permitted by, Section 4.1(b) shall not constitute a breach of this Section 4.1(a).
(b)   The Company agrees that, from the date hereof until the earlier of the LLC Merger Effective Time or the termination of this Agreement in accordance with its terms, and except as (i) expressly contemplated, expressly permitted or required by this Agreement, (ii) set forth in Section 4.1 of the Company Disclosure Letter, (iii) required by applicable Law or the regulations or requirements of any stock exchange or regulatory organization applicable to the Company or any of its Subsidiaries, or (iv) with Parent’s prior written consent (which consent, except in the case of requests for consent regarding the Fundamental IOCs, is not to be unreasonably withheld, conditioned or delayed), the Company and its Subsidiaries shall not:
(i)   except (A) for the declaration and payment of regular quarterly cash dividends or distributions payable by the Company to the holders of Company Common Stock prior to Closing, in an amount not to exceed $0.04 per share of Company Common Stock on an annual basis, (B) for the declaration and payment by the Company of dividends in accordance with the terms of the Company Preferred Stock, (C) for payment of any accrued dividends, dividend equivalents or other distributions pursuant to any Company Equity Awards in accordance with the terms thereof as in effect on the date of this Agreement (or, in the case of Company Equity Awards issued in accordance with this Agreement following the date hereof, in accordance with the terms thereof), (D) for dividends or distributions by a Subsidiary of the Company to the Company or another Subsidiary of the Company, (E) for the declaration and payment by Company OP of distributions pursuant to the terms of the Company OP Preferred Units, and (F) for distributions by Company OP to its members pursuant to the Company OP LLC Agreement, declare, set aside or pay any dividends on or make other distributions in respect of any of its capital stock, partnership interests, or other equity interests;
(ii)   (A) split, combine, subdivide or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock, or (B) repurchase, redeem or otherwise acquire, or permit any Subsidiary to redeem, purchase or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock, other than (1) the repurchase, redemption or exchange of Company OP Units pursuant to the Company OP LLC Agreement, (2) acquisitions of shares of Company Common Stock tendered by holders of, or otherwise deliverable pursuant to, Company Equity Awards required in accordance with the terms of the applicable Company Equity Incentive Plan and awards as in effect on the date of this Agreement (or, in the case of Company Equity Awards issued in accordance with this Agreement following the date hereof, in accordance with the terms thereof) in order to satisfy obligations to pay the exercise price and/or Tax withholding obligations with respect thereto, (3) redemptions or conversions of shares of Company Preferred Stock in accordance with the terms thereof, (4) issuances of Company Common Stock pursuant to the exercise of Company Warrants in accordance with the terms of the Company Warrants as in effect on the date of this Agreement and (5) any such transactions involving only wholly owned Subsidiaries of the Company;

(iii)   issue, deliver, sell, grant, authorize or propose the issuance, delivery, sale or grant of, any shares of the Company’s capital stock or that of a Subsidiary of the Company, any stock appreciation rights, stock options, restricted shares or other equity or equity-based awards or any securities convertible into or exercisable or exchangeable for, or any rights, warrants or options to acquire, any such shares or other equity interests except for (A) issuances of shares of Company Class A Common Stock upon the exercise or settlement of Company Equity Awards in accordance with the terms of the applicable Company Equity Incentive Plan and applicable award agreements as in effect on the date of this Agreement (or, in the case of Company Equity Awards issued in accordance with this Agreement following the date hereof, in accordance with the terms thereof), (B) repurchases, redemptions or exchanges of Company OP Units for Company Class A Common Stock in accordance with the Company OP LLC Agreement, (C) issuances by a Subsidiary of its capital stock to its parent, the Company, the Company OP or to another wholly owned Subsidiary of the Company or the Company OP, (D) issuances of Company Class A Common Stock required upon the exercise or settlement in connection with the exercise of Company Warrants or (E) grants and issuances of equity awards made annually to the Board of Directors in the Ordinary Course of Business;
(iv)   (A) amend or propose to amend the Organizational Documents of the Company or the Company OP, (B) amend or propose to amend in any material respect the Organizational Documents of any of the Company’s other Subsidiaries or (C) except as otherwise permitted by Section 4.1(b)(iv) and Section 4.1(b)(vi), enter into a plan of consolidation, merger, recapitalization, restructuring or reorganization with any Person other than a wholly owned Subsidiary of the Company or the Company OP;
(v)   other than acquisitions for which the total consideration paid by the Company and its Subsidiaries in such acquisitions does not exceed $30,000,000 in the aggregate, acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, by forming a partnership or joint venture with, or by any other manner, any real property, any personal property, any business or any corporation, partnership, association or other business organization or division thereof; provided, however, that the foregoing shall not prohibit (A) internal reorganizations, recapitalizations or consolidations involving Subsidiaries that would not materially delay the consummation of the Mergers and that would not reasonably be expected to result in material incremental liability to the Surviving Corporation or its Subsidiaries, (B) acquisitions pursuant to binding Contracts existing on the date of this Agreement, true and complete copies of which have been made available to Parent or (C) the warehousing of any assets or businesses intended to be transferred or sold to one or more Funds or other Clients (“Warehoused Assets”);
(vi)   other than (A) with respect to Company Intellectual Property (which is the subject of Section 4.1(b)(vii)) or (B) dispositions (x) in an amount not exceeding $30,000,000 in the aggregate, in the Ordinary Course of Business or (y) in respect of any Warehoused Assets transferred or sold to one or more Funds or other Clients, sell, assign, exclusively license, encumber (except for Permitted Liens and any encumbrances securing indebtedness permitted by Section 4.1(b)(viii)), abandon, or otherwise dispose of any of its material assets (including capital stock of its Subsidiaries);
(vii)   sell, transfer, license, assign, let lapse or expire, abandon or otherwise dispose of any material Company Intellectual Property, other than (A) non-exclusive licenses granted in the Ordinary Course of Business or (B) the expiration of any Registered IP at the end of its maximum statutory term;
(viii)   incur, create or assume any indebtedness for borrowed money, or guarantee such indebtedness of any Person or issue or sell any warrants or rights to acquire debt securities of the Company or any of its Subsidiaries, other than (A) indebtedness of any wholly owned Subsidiary of the Company or the Company OP to the Company, the Company OP or to another wholly owned Subsidiary of the Company or the Company OP, (B) any borrowings under the Variable Funding Notes in an amount not to exceed $100,000,000 in the aggregate at any time outstanding, (C) other indebtedness incurred not to exceed an aggregate of $50,000,000 principal amount outstanding at any time, (D) guarantees of indebtedness to employees in the Ordinary Course of Business, (E) capital leases, purchase money indebtedness and equipment financings entered into in the Ordinary Course of Business, (F) any indebtedness incurred to refinance or otherwise replace the Term Notes that are outstanding on the date of this Agreement or any indebtedness issued in exchange for or as a replacement, renewal, refunding and/or extension thereof, in each case, in an aggregate principal amount not to exceed the aggregate principal amount of such Term Notes being refinanced, exchanged, replaced, renewed, refunded and/or extended (plus any related fees, expenses premiums and accrued interest) (provided that the Company shall consult with Parent and reasonably consider Parent’s feedback in connection with such consultation prior to refinancing or replacing the Term Notes pursuant to this clause (F) regarding the terms of the indebtedness to be incurred to refinance or replace the Term Notes) or (G) guarantees or indebtedness of any Carry Vehicle in the Ordinary Course of Business;
(ix)   make any loans to any other Person, except for (A) advances to employees or to the Funds in the Ordinary Course of Business or (B) loans among the Company and its Subsidiaries;
(x)   change its methods of financial accounting in effect as of December 31, 2024, except as required by (A) changes in GAAP (or any binding interpretation thereof), (B) Regulation S-X under the Securities Act or (C) any Governmental Entity or quasi-governmental authority of competent jurisdiction (including the Financial Accounting Standards Board);
(xi)   adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other material reorganization of the Company or any of its Subsidiaries or resolutions providing for or authorizing such a liquidation, dissolution, merger, consolidation, restructuring, recapitalization or reorganization; provided that the foregoing shall not prohibit (A) internal reorganizations or consolidations solely involving Subsidiaries of the Company (or resolutions authorizing such actions) that would not materially delay the consummation of the Mergers or (B) the liquidation or dissolution of any Subsidiary of the Company (x) that acts as the general partner (or equivalent) of a Fund that itself has been liquidated or (y) that does not have ongoing operations;
(xii)   other than in connection with any action permitted under any other provision of this Section 4.1(b) or in the Ordinary Course of Business, (A) enter into or make any material amendment or material modification to, or agree to any material waiver under, any Company Material Contract, (B) voluntarily terminate or cancel any Company Material Contract, (C) enter into any Contract that, if existing on the date of this Agreement, would be a Company Material Contract if, after the Closing, such Contract would materially and adversely restrict the Company or its Subsidiaries (or, from and after the Closing, Parent or its Affiliates) from operating its business in all material respects as conducted as of the date hereof (other than replacement contracts, agreements or arrangements to replace in the Ordinary Course of Business expired or terminated Company Material Contracts on substantially similar terms) or (D) make any material amendment or material modification to any Engagement Letter that would (x) increase the amount of compensation payable to any such financial advisor or (y) expand the commitments made by the Company or its Subsidiaries (or, from and after the Closing, Parent or its Affiliates) under such Engagement Letter;
(xiii)   make or commit to make any capital expenditures in a given fiscal year period exceeding $10,000,000 in the aggregate;
(xiv)   make (other than in the Ordinary Course of Business), change or rescind any material Tax election, change any Tax accounting period or any material method of Tax accounting, amend any material Tax Return, settle or compromise any material Tax liability, waive or extend the statute of limitations in respect of a material amount of Taxes, surrender any right to claim a material Tax refund or withdraw any material Tax refund claim, request any material Tax ruling from any Governmental Entity, or enter into any “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Tax Law) with any taxing authority with respect to any material Tax, except, in each case, if such action would not reasonably be expected to result in a material increase in the Tax liability of Parent or its Affiliates or the Company or its Subsidiaries;
(xv)   file any election pursuant to Treasury Regulation Section 301.7701-3 or take or permit to be taken any other action that would reasonably be expected to change the classification of Company OP (or any Subsidiary thereof) for U.S. federal income tax purposes;
(xvi)   waive, release, assign, settle or compromise any Action, which waiver release, assignment, settlement or compromise (A) requires the payment of monetary damages that exceed $10,000,000 individually or $25,000,000 in the aggregate not including amounts covered by insurance, (B) imposes injunctive relief against the Company or any of its Subsidiaries or the Surviving Corporation (or its Affiliates) following the Company Merger Effective Time, (C) imposes any material restriction on the operations of the Company or any of its Subsidiaries that would be effective following the Company Merger Effective Time, or (D) provides for any admission of material liability by the Company of any of its Subsidiaries, excluding in each case any matter relating to Taxes (which, for the avoidance of doubt, shall be governed by Section 4.1(b)(xiv)) or in connection with any Fund or Portfolio Company where the monetary damages would not ultimately be borne by the Company or its Subsidiaries;
(xvii)   except as required under the terms of any Company Benefit Plan as in effect on the date hereof, (A) increase the compensation or benefits payable or provided to, any current or former directors, employees or individual service providers of the Company or any of its Subsidiaries, (B) grant any new awards, or amend or modify the terms of any outstanding awards, under any Company Benefit Plan, (C) grant or provide any change of control, severance or retention payments or benefits to any current or former directors, employees or other individual service providers of the Company or any of its Subsidiaries, (D) establish, adopt, enter into or materially amend any Company Benefit Plan or any arrangement that would be a Company Benefit Plan if in effect on the date hereof, (E) enter into, extend, terminate, or amend any Labor Agreement (except as required by the terms thereof) or recognize or certify any labor union, labor organization, works council or group of employees as the bargaining representative for any employees of the Company or any of its Subsidiaries, (F) hire or engage any employee or other individual service provider of the Company or its Subsidiaries, (G) terminate the employment or service (other than for cause) of any employee or other individual service provider of the Company or its Subsidiaries, or (H) take any action to accelerate the vesting, funding or payment, or fund or in any way secure the payment, of compensation or benefits under any Company Benefit Plan;
(xviii)   adopt, approve or implement any “poison pill” or similar rights plan or related agreement;
(xix)   enter into any Contract with respect to the voting of any Company Common Stock;
(xx)   permit any material amendment or modification of the terms of, or material waiver under, any Investment Advisory Arrangement or Fund Documentation or any other accommodation, in each case, as a condition to obtaining any Client Consent solicited pursuant to Section 5.12 of this Agreement;
(xxi)   implement or announce any employee layoffs, reductions in force, plant closings or other similar actions that would trigger notice obligations of the Company or any of its Subsidiaries under the Worker Adjustment and Retraining Notification Act of 1988 or any similar Law;
(xxii)   enter into any material new line of business (other than in relation to the Company’s or its Subsidiaries’ asset management, energy or infrastructure businesses and businesses inherently ancillary thereto); or
(xxiii)   agree or commit to take, or authorize, any of the actions prohibited by this Section 4.1.
(c)   Notwithstanding anything to the contrary set forth in this Agreement, nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s or the Company’s Subsidiaries’ operations prior to the Closing. Prior to the Closing, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.
ARTICLE V
ADDITIONAL AGREEMENTS
Section 5.1   Preparation of Proxy Statement; Company Stockholders Meeting.
(a)   As promptly as reasonably practicable following the date of this Agreement (but in no event less than 25 Business Days following the date of this Agreement), the Company shall prepare and file with the SEC the proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) to be mailed to the stockholders of the Company relating to the Company Stockholders Meeting. The Company shall use its reasonable best efforts to have the Proxy Statement thereafter cleared by the SEC as promptly as reasonably practicable. Parent shall furnish to the Company all information relating to Parent, Merger Sub I and Merger Sub II or otherwise reasonably available to Parent but not the Company, as may be reasonably requested by the Company, and shall otherwise reasonably cooperate with the Company, in each case, in connection with the preparation, filing and mailing of the Proxy Statement and in resolving any comments that the SEC or its staff may have regarding the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act. The Proxy Statement will not, at the time it is filed with the SEC, including the filing of any amendments or supplements thereto, and at the date the Proxy Statement is first mailed to the stockholders of the Company and at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary in this Agreement (including Section 5.1(d)), the Company shall be solely responsible for the content of all information (other than information supplied in writing by or on behalf of Parent, Merger Sub I or Merger Sub II or their respective Affiliates or Representatives for inclusion therein), and none of Parent, Merger Sub I, Merger Sub II or any of their respective Affiliates or Representatives shall have any obligation to investigate, verify, or notify the Company of any misstatement or omission in such materials. Parent shall be solely responsible for the accuracy and completeness of all information supplied by or on behalf of it, Merger Sub I or Merger Sub II or their respective Affiliates or Representatives for inclusion in the Proxy Statement, and none of the Company, its Subsidiaries or any of their respective Affiliates or Representatives shall have any obligation to investigate, verify, or notify Parent of any misstatement or omission in such information.
(b)   The Company shall provide Parent, its outside legal counsel and its other Representatives with a reasonable opportunity to review and comment on the Proxy Statement, and any amendment or supplement thereto, and other documents and communications related to the Company Stockholders Meeting that will be provided by the Company to its stockholders, prior to filing, furnishing or delivering such documents or communications with the SEC or its staff or the New York Stock Exchange and dissemination of such documents or communications to the Company’s stockholders, and the Company shall include in the Proxy Statement and such other documents and communications the comments reasonably proposed by Parent and its Representatives; provided, that the foregoing shall not limit the Company’s rights expressly contemplated by Section 5.4. The Company will provide Parent with a copy of all such filings made with the SEC or to the New York Stock Exchange.
(c)   Without limiting the generality of the provisions of Section 5.13, the Company shall, as promptly as reasonably practicable after receipt thereof, provide Parent and its outside legal counsel with copies of any written comments and advise Parent of any oral comments with respect to the Proxy Statement received from the SEC and provide Parent and its outside legal counsel and its other Representatives a reasonable opportunity to participate in any substantive discussions or meetings with the SEC to the extent relating to the Proxy Statement. Each Party shall use its reasonable best efforts to take any action required to be taken under any applicable state securities laws in connection with the Mergers, and each Party shall furnish all information concerning it and its equityholders as may be reasonably requested in connection with any such action. Subject to applicable Law, as promptly as reasonably practicable after (i) the first Business Day after the date that is 10 days after filing the Proxy Statement in preliminary form if, prior to such date, the SEC does not provide comments or indicates that it does not plan to provide comments or (ii) the date on which the SEC or its staff advises the Company that it has no further comments on the Proxy Statement or that the Company may commence mailing the Proxy Statement, the Company shall use its reasonable best efforts to cause the Proxy Statement to be distributed to the stockholders of the Company.
(d)   If, at any time prior to the Company Merger Effective Time, any event or any information relating to any of the Parties or their respective Affiliates, officers or directors should be discovered by any Party, or any Party otherwise discovers or determines that any information contained in the Proxy Statement is incorrect or that information has been omitted from the Proxy Statement, and in each case, such information should be set forth in an amendment or supplement to the Proxy Statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information or makes such determination shall promptly notify the other Parties and, to the extent required by Law, an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and disseminated to the stockholders of the Company. Nothing in this Section 5.1(d) shall limit the rights or obligations of any Party under Section 5.1(a).
(e)   The Company shall duly take all lawful action to call, give notice of, convene and hold a meeting of its stockholders as promptly as reasonably practicable after the staff of the SEC advises that it has no further comments on the Proxy Statement or that the Company may commence distribution of the Proxy Statement (the “Company Stockholders Meeting”) for the purpose of obtaining the Company Required Stockholders Vote. Unless a Change in Company Recommendation has occurred in accordance with Section 5.4, the Board of Directors of Company shall use its reasonable best efforts to obtain from the stockholders of the Company the Company Required Stockholders Vote. The Company agrees that, unless this Agreement is terminated and the transactions contemplated by this Agreement abandoned pursuant to Article VII, and, to the extent required by the terms and conditions of this Agreement, the Company has paid or caused to be paid to Parent the Company Termination Fee in accordance with Section 7.3, its obligation to hold the Company Stockholders Meeting pursuant to this Section 5.1(e) shall not be affected by any Change in Company Recommendation. The Company covenants that, unless a Change in Company Recommendation has occurred in accordance with Section 5.4, the Company will, through its Board of Directors, recommend to its stockholders approval of the Company Merger, and the Proxy Statement will include such recommendation (the “Company Recommendation”). Notwithstanding the foregoing provisions of this Section 5.1(e), the Company may, after consultation with Parent, and, if reasonably requested by Parent under the circumstances described in clause (ii) of this sentence, the Company shall on no more than one occasion, postpone convening or to adjourn the Company Stockholders Meeting if (i) after good faith consultation with the Company’s outside legal counsel, such postponement or adjournment is required to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure in accordance with Section 5.1(a) or Section 5.1(d) and to permit such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Company Stockholders Meeting, (ii) such postponement or adjournment is required in order to solicit additional proxies for the purpose of obtaining the Company Required Stockholders Vote, whether or not a quorum is present, (iii) as of the time for which the Company Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of the Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting or (iv) after good faith consultation with its outside legal counsel, if such postponement or adjournment is required by Law or Order; provided, that the Company Stockholders Meeting shall not be postponed or adjourned pursuant to the preceding clauses (ii) and (iii) to a date that is more than the earlier of (A) 30 days in the aggregate after the date for which the Company Stockholders Meeting was originally scheduled (excluding any adjournments or postponements required by applicable Law) or (B) five Business Days prior to the Outside Date, in each case without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall, upon the reasonable request of Parent, advise Parent on a daily basis on each of the last seven Business Days prior to the date of the Company Stockholders Meeting as to the aggregate tally of proxies received by the Company with respect to the Company Required Stockholders Vote and other matters to be considered at the Company Stockholders Meeting.
Section 5.2   Access to Information; Confidentiality.
(a)   Subject to applicable Law or Order and the Confidentiality Agreement, between the date hereof and the earlier of the Company Merger Effective Time and the termination of this Agreement pursuant to Article VII, upon reasonable advance notice, the Company shall (and shall cause its Subsidiaries to) afford to Parent and its Representatives reasonable access, for purposes reasonably related to post-Closing integration planning and consummating the Mergers during normal business hours and in a manner that does not unreasonably disrupt the operations of the Company or its Subsidiaries to the Company’s properties, books, Contracts, records and Representatives, and all other information concerning the Company’s business, properties and personnel as Parent may reasonably request, other than any such matters that relate to (i) the negotiation and execution of this Agreement (including the consideration or valuation of the Mergers or any financial or strategic alternatives thereto), (ii) any confidential or sensitive information regarding Client Investors, or (iii) any Acquisition Proposal or Superior Proposal (but without limiting the Company’s obligations under Section 5.4); provided, that all such access shall be coordinated through the Company or its designated Representatives; provided, further, that notwithstanding anything to the contrary herein, Parent and its Affiliates shall not conduct any environmental investigation at any Company properties involving sampling or other intrusive investigation of air, surface water, groundwater, soil or anything else at or in connection with any Company property without the Company’s prior written consent. Neither the Company nor any of its Subsidiaries shall be required to provide access to or to disclose information where the Company believes in good faith, after consultation with its outside legal counsel, that doing so would be reasonably likely to (A) result in a competitor of the Company or any Subsidiary receiving information that is competitively sensitive, (B) waive any attorney-client or other legal privilege or protection, (C) cause a material default pursuant to, or give a third Person the right to terminate or accelerate any rights pursuant to a material Contract entered into prior to the date hereof to which the Company or any of its Subsidiaries is a party, or (D) expose the Company to risk of liability for disclosure of sensitive or personal information; provided that in the case of the foregoing clauses (A) through (D), the Company shall, and shall cause its Affiliates to, use commercially reasonable efforts to (x) obtain the required consent or waiver of any third party required to provide such information and (y) find an alternative means of disclosing such information that does not cause disclosure of trade secrets or competitively sensitive information, loss or waiver of such privilege or violate any Law or confidentiality obligations to which the Company or any of its Subsidiaries is a party. The Company may, as it deems advisable in its reasonable discretion, designate any competitively sensitive materials provided under the Agreement as “outside counsel only” or “outside accounting firm only.” Such materials and the information contained therein shall be given only to Parent’s outside counsel or accounting firm, as the case may be, and will not be disclosed by such outside counsel or accounting firm to employees, officers, directors or other Representatives of Parent or any of its Affiliates without the advance written consent of the Company. Notwithstanding anything contained in this Agreement to the contrary, the Company shall not be required to provide any access or make any disclosure to Parent pursuant to this Section 5.2 to the extent such access or information is reasonably pertinent to a litigation where Parent or any of its Affiliates, on the one hand, and Company or any of its Affiliates, on the other hand, are adverse parties or reasonably likely to become adverse parties.
(b)   Until the Company Merger Effective Time, each of Parent and the Company shall, and shall cause their respective Representatives to, hold any such information that is nonpublic in confidence in accordance with the provisions of the Non-Disclosure Agreement, dated as of March 7, 2024, by and between Ultimate Parent and the Company, and as it may be amended from time to time (the “Confidentiality Agreement”); provided, that the Confidentiality Agreement shall remain in effect through the termination of this Agreement and, in the event this Agreement is terminated at any time prior to the LLC Merger Effective Time, the Confidentiality Agreement shall survive for a period of two years following such termination.
Section 5.3   Filings; Cooperation.
(a)   Subject to the terms and conditions of this Agreement, each of the Parties shall cooperate with each other, and shall cause their respective Affiliates and Subsidiaries, if applicable, to use their respective reasonable best efforts to take, or cause to be taken, all actions and do promptly, or cause to be done promptly as reasonably practicable, and assist and cooperate with each other in doing, all things necessary, proper or advisable under applicable Law to cause the conditions in Article VI to be satisfied and to consummate and make effective the Mergers and the other transactions contemplated by this Agreement as soon as practicable and in any event prior to the Outside Date, including furnishing, preparing and filing as promptly as practicable all documentation to cause the expiration or termination of any applicable waiting period or to effect, make or obtain, as the case may be, all necessary filings, approvals, consents, waivers, notices, notifications petitions, statements, registrations, submissions of information, applications and other documents necessary to consummate the Mergers and the other transactions contemplated by this Agreement.
(b)   In furtherance and not in limitation of the foregoing, each of Parent, Merger Sub I and Merger Sub II and their respective Affiliates, on the one hand, and the Company (and its Subsidiaries, if applicable), on the other hand, shall (and shall cause their respective Affiliates to) (i) as promptly as reasonably practicable (and in any event within 40 Business Days after the date of this Agreement unless otherwise agreed by the Parties), file with the Federal Trade Commission and the Antitrust Division of the Department

of Justice a Notification and Report Form relating to this Agreement and the Mergers and the other transactions contemplated by this Agreement as required by the HSR Act, which shall request early termination of the HSR Act waiting period; (ii) file any application or notification required to obtain any and all approvals from the FCC necessary to consummate the Mergers and any other transaction contemplated by this Agreement (collectively, the “FCC Approvals”) (including the submission of responses to the standard questions to the Committee for the Assessment of Foreign Participation in the United States Telecommunications Services Sector (“Team Telecom”) as required under 47 C.F.R. §§ 63.24(e) and 63.18(p)) as promptly as practicable, but in no event later than 40 Business Days after the date of this Agreement; (iii) file any application or notification required to obtain any and all approvals from the State Public Utilities Commissions necessary to consummate the Mergers and any other transaction contemplated by this Agreement (collectively, the “PUC Approvals”) as promptly as practicable, but in no event later than 40 Business Days after the date of this Agreement; (iv) as soon as reasonably practicable following the execution of this Agreement, the Company shall use reasonable best efforts to cause, as may be applicable, any of its Portfolio Companies with a facility security clearance subject to the NISPOM to (A) engage with DOE, including as necessary NNSA, and, to the extent required by Law, any other cognizant security authority, to (x) terminate the applicable facility security clearance; (y) transfer only the business requiring the applicable facility security clearance to a third party; or (z) transfer the applicable facility security clearance to a subsidiary of the relevant Portfolio Company that will eliminate the Portfolio Company’s business that would be subject to any requirement to mitigate foreign ownership, control or influence, provided further that the Company shall use reasonable best efforts to present to Parent its applicable Portfolio Company’s plans and evaluation of options (x), (y), and (z) as promptly as reasonably practicable and consult and reasonably engage with Parent on such plans and evaluation; and (B) in the instance the applicable security clearance is transferred, prepare and submit to DOE, including as necessary NNSA, and, to the extent required by Law, any other cognizant security authority, a notification of the transactions contemplated by this Agreement pursuant to the NISPOM (the “NISPOM Notice”); (v) as soon as reasonably practicable, and in any event within 40 Business Days following the date of this Agreement, file any application or notification required to obtain any and all approvals from any Governmental Antitrust Entity deemed necessary by Parent or the Company in order to consummate the Mergers and any other transactions contemplated by this Agreement; (vi) as soon as reasonably practicable, and in any event within 40 Business Days following the date of this Agreement, file comparable notification filings, forms and submissions, or draft notification filings, forms and submissions (if applicable), with any Governmental Entity that are required by other applicable Regulatory Laws in connection with the Mergers and the other transactions contemplated by this Agreement (including those set forth on Section 5.3(b) of the Company Disclosure Letter); (vii) as soon as reasonably practicable following the determination of any additional Regulatory Approvals, file comparable notification filings, forms and submissions, or draft notification filings, forms and submissions (if applicable), with any Governmental Entity as shall be determined pursuant to Section 5.3(h) of the Company Disclosure Letter; (viii) promptly furnish the other Party, subject in appropriate cases to appropriate confidentiality agreements to limit disclosure to outside lawyers and consultants, with such information and reasonable assistance as such other Party and its Affiliates and Subsidiaries may reasonably require in connection with their preparation of necessary filings, notifications, responses, and submissions of information to any Governmental Entity; (ix) promptly supply any additional information and documentary material that may be required or requested pursuant to any applicable Laws by any Governmental Entity; and (x) subject to the last sentence of Section 5.3(h), take or cause to be taken all other actions necessary, proper or advisable to obtain all applicable clearances, consents, authorizations, approvals or waivers and cause the expiration or termination of all applicable waiting periods with respect to the Mergers and the other transactions contemplated by this Agreement under any applicable Laws as promptly as practicable. In addition, each of Parent and the Company shall, and shall cause their respective Affiliates to, use reasonable best efforts to obtain all consents, approvals, waivers, licenses, permits, franchises, authorizations or Orders (“Consents”) of Persons other than Governmental Entities that are necessary, proper or advisable to consummate the Mergers, and the other transactions contemplated by this Agreement; provided that, any delay in making any filings in the forgoing clauses (i) through (vii) will not constitute a breach of this Section 5.3(b) where (A) actions or inactions of third parties not under the control of a Party or (B) with respect to (1) Parent, the failure by the Company or any of its Subsidiaries or any of its or their respective Affiliates or (2) the Company, the failure by Parent or any of its Subsidiaries or Affiliates, to promptly supply upon reasonable notice all the information reasonably required for the filings (subject to any applicable confidentiality and regulatory requirements) in each case has proximately caused the delay in the preparation or submission of such filings. Failure to obtain any such Consent shall not constitute a breach of the Agreement by the Company or relieve Parent, Merger Sub I or Merger Sub II from any of their respective obligations hereunder. The Parties agree to take the actions set forth on Section 5.3(h) of the Company Disclosure Letter. Any breach by the Ultimate Parent of the Side Letter and its obligations thereunder shall be deemed to be a breach by Parent of this Section 5.3 and treated for all purposes under this Agreement as though Parent had breached its agreements hereunder.
(c)   Parent and the Company shall (i) file or cause to be filed, promptly (or as otherwise agreed in writing by Parent and the Company) as soon as reasonably possible after the date of this Agreement, either, at the discretion of Parent, (A) a declaration (“CFIUS Declaration”) to CFIUS pursuant to 31 C.F.R. § 800.401 or 31 C.F.R. § 800.402, or (B) a draft of a voluntary notice pursuant to the DPA regarding the transactions contemplated by this Agreement as contemplated under 31 C.F.R. § 800.501(g) (the “CFIUS Notice”), (ii) in the event a draft CFIUS Notice is filed, as promptly as practicable after receiving and addressing any comments from CFIUS regarding the draft CFIUS Notice, formally file the CFIUS Notice in accordance with the DPA, and (iii) generally cooperate, and shall cause their respective Affiliates (and in the case of the Company, its Portfolio Companies), to cooperate with one another and provide CFIUS with any additional or supplemental information requested by CFIUS regarding such party during the CFIUS review (and, if applicable, investigation) process as promptly as practicable, and in all cases within the amount of time allowed by CFIUS pursuant to the DPA.
(d)   Notwithstanding anything in this Agreement to the contrary, each of Parent and the Company shall (and shall cause their respective Affiliates to) use their respective reasonable best efforts to take all actions necessary, proper or advisable to obtain CFIUS Approval and FCC Approvals, including without limitation agreeing to and complying with a letter of assurance, national security agreement, or other similar arrangement or agreement, in relation to the business and assets of the Company, with CFIUS or Team Telecom; provided, however, that nothing in this Section 5.3(d) shall be construed as requiring Parent to take or agree to take any Remedy Action or otherwise take or agree to take any action or agree to any restriction or condition that constitutes, or would reasonably be expected to result in, a Burdensome Condition.
(e)   Notwithstanding anything to the contrary set forth in this Agreement, Parent may, subject to consultation with and prior written consent of the Company (except in the instances of (i) the required Premerger Notification and Report Form filing under the HSR Act, which Parent may withdraw once without the consent of the Company within the first 30 days of the first Premerger Notification and Report Form filing under the HSR Act), and (ii) the CFIUS Notice, which the Company consents to refile jointly with Parent no more than three times (but in the case of a third refiling, such third refiling does not occur less than 105 calendar days prior to the Outside Date (as it may be extended)), withdraw and promptly thereafter (and in any event within five Business Days) refile any filings, approvals, consents, waivers, notices, notifications, petitions, statements, registrations, submissions of information, applications and other documents made pursuant to this Section 5.3.
(f)   In connection with the efforts referenced in this Section 5.3, each of the Parties shall, and shall cause their respective Affiliates and Subsidiaries, if applicable, to: (i) cooperate with each other in connection with any investigation or other inquiry, including any proceeding initiated by a Governmental Entity; (ii) promptly notify the other party of any material communication concerning this Agreement or any of the transactions contemplated hereby to that Party from or with any Governmental Entity and consider in good faith the views of the other Party and keep the other Party reasonably informed of the status of matters related to the transactions contemplated by this Agreement, including furnishing the other with any material written notices, request, or other material communications received by such Party from, or given by such Party to, any Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; and (iii) permit the other Party a reasonable opportunity to review, and if appropriate comment on, any proposed material communication to be submitted by it to any Governmental Entity, and reasonably consult with each other in advance of any substantive in-person, telephonic, video or other meeting or conference with any Governmental Entity and, to the extent not prohibited by the applicable Governmental Entity, not agree to participate in any substantive meeting or discussion with any Governmental Entity relating to any filings or investigations concerning this Agreement and or any of the transactions contemplated hereby unless it invites the other party’s Representatives to attend in accordance with applicable Laws. The

Parties may, as they deem advisable and necessary, (A) redact any materials provided to the other under this Section 5.3(f) (1) to remove references concerning the valuation of the businesses of the Company and its Subsidiaries, or proposals from third parties with respect thereto, (2) as necessary to comply with contractual agreements and (3) as necessary to address reasonable privilege or confidentiality concerns, (B) exempt from review by the other party any exhibits providing the personal identifying information required by 31 C.F.R. § 800.502(c)(5)(vi) or Executive Order 13913, and (C) designate any competitively sensitive material provided to the other under this Section 5.3(f) as “outside counsel only.” Materials designated as “outside counsel only” and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, directors or other Representatives of the recipient without the advance written consent of the party providing such materials.
(g)   The Company and Parent shall jointly develop and cooperate with one another in good faith and reasonably with respect to developing (i) the strategy and timing for obtaining all Regulatory Approvals, (ii) the response to any request from, inquiry by, or investigation by (including the timing, nature and substance of all such responses) any Governmental Entity with respect to the Mergers and the other transactions contemplated by this Agreement, and (iii) strategy for the defense and settlement of any Action brought by or before any Governmental Entity in connection with the transactions contemplated by this Agreement; provided, however, with respect to strategic actions set forth in clauses (i) to (iii) of this Section 5.3(g), Parent acting reasonably shall have the sole authority to determine the appropriate course of action in the event of any good faith disagreement between the Company and Parent. Neither the Company nor Parent shall (and each of the Company and Parent shall cause their respective Affiliates to not), without the prior written consent of the other Party, extend or offer or agree to extend any waiting period under the HSR Act or any other Regulatory Law or other Law under which a Regulatory Approval is required, or enter into any agreement with any Governmental Entity related to this Agreement or the Mergers or other transactions contemplated by this Agreement.
(h)   In furtherance and not in limitation of the foregoing, Parent shall use its reasonable best efforts, and shall cause its Affiliates and Subsidiaries to use their respective reasonable best efforts, if applicable, to take any and all actions necessary to obtain any authorization, consent or approval of a Governmental Entity or the expiration or termination of any applicable waiting period necessary to enable the consummation of the transactions contemplated by this Agreement as expeditiously as possible (and in any event, no later than the Outside Date) and to resolve, avoid, or eliminate each and every impediment or objections under any Regulatory Law to consummate the Mergers and the other transactions contemplated, or to otherwise oppose, avoid entry of, or to effect the dissolution of, any Order prohibiting, restricting, or delaying the consummation of the Company Merger and the other transactions contemplated prior to the Outside Date, including by offering, negotiating, committing to and effecting, by consent decree, agreement, hold separate order or otherwise, (i) the sale, divestiture, license or other disposition of any and all of the capital stock, share capital or other equity or voting interest, assets (whether tangible or intangible), rights, properties, products or businesses of Parent, Merger Sub I, Merger Sub II, the Company, Company OP and their respective Subsidiaries and Affiliates or any interest therein (including entering into customary ancillary agreements relating to such sale, divestiture, licensing or disposition of such businesses, product lines, rights, assets, properties or services), and (ii) any mitigation measures required by a Governmental Entity, including restrictions on the activities or conduct or freedom to operate of Parent, Merger Sub I, Merger Sub II, the Company and Company OP (collectively, the “Remedy Actions”); provided, that any such actions shall be conditioned in all respects upon the consummation of the Mergers and will not be effective for any purpose until after the Company Merger Effective Time and no actions taken pursuant to this Section 5.3(h) shall affect any representation or warranty of the Company under this Agreement or any condition under Section 6.1 or Section 6.2 of this Agreement; provided, further, that the Company shall, and shall cause each of its Subsidiaries to, undertake such actions if requested by Parent if the effectiveness of such action is conditioned in all respects upon the occurrence of the Closing and will not be effective for any purposes until after the Company Merger Effective Time. Notwithstanding anything to the contrary set forth in this Agreement, (A) none of Parent or any of its Affiliates or Subsidiaries will be required to, and none of the Company or any of its Subsidiaries may (without the prior written consent of Parent in Parent’s sole discretion), proffer, consent to or agree to take any Remedy Action, or commit to take any Remedy Action, that constitutes, or would reasonably be expected to result in, a Burdensome Condition, and (B) neither Parent, nor any of its Affiliates or its Subsidiaries, shall be obligated, to commence, contest or defend any Action, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order that is in effect and that restricts, prevents or prohibits consummation of the Mergers and the transactions contemplated by this Agreement.
(i)   Each of the Company, the Board of Directors, Parent and the board of directors of Parent shall, if any state takeover statute or similar statute becomes applicable to this Agreement, the Mergers or any other transactions contemplated hereby, use reasonable best efforts to ensure that the Mergers and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise to minimize the effect of such statute or regulation on this Agreement, the Mergers and the other transactions contemplated hereby.
Section 5.4   Acquisition Proposals; Change in Recommendation.
(a)   No Solicitation or Negotiation.   Until the earlier of (i) termination of this Agreement in accordance with its terms and (ii) the LLC Merger Effective Time, the Company shall, and shall cause its Subsidiaries and its and their respective officers and directors to, and shall instruct its and its Subsidiaries’ other Representatives to, (A) immediately cease and cause to be terminated any solicitation, knowing encouragement, discussions or negotiations with respect to any Acquisition Proposal or any potential Acquisition Proposal and (B) not, directly or indirectly (1) initiate, solicit, knowingly encourage or knowingly facilitate any inquiry regarding, or the making or submission of any inquiry, indication of interest, proposal or offer that constitutes, or would reasonably be expected to lead to an Acquisition Proposal, (2) participate in or engage in negotiations or substantive discussions regarding any Acquisition Proposal or any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (it being understood that the Company may inform such Persons of the provisions contained in this Section 5.4), (3) furnish any non-public information relating to the Company or its Subsidiaries to any Person (other than Parent and its Representatives) in connection with any Acquisition Proposal or any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, (4) recommend or enter into any other letter of intent, memorandum of understanding, agreement in principle, option agreement, acquisition agreement, merger agreement, joint venture agreement, partnership agreement or other similar agreement or arrangement (an “Acquisition Agreement”) with respect to an Acquisition Proposal (except for any Acceptable Confidentiality Agreement), or (5) approve, authorize or agree to do any of the foregoing. Promptly (and in any event within 24 hours) after the execution of this Agreement, the Company shall terminate access by any Person (other than the Company, Parent, their respective Affiliates and each of their respective Representatives) to any physical or electronic data room (including the Project Duncan virtual data room hosted by Intralinks) relating to any potential Acquisition Proposal. Notwithstanding the foregoing, the Company shall be permitted to grant a waiver of or terminate any “standstill” or similar obligation of any Person with respect to the Company or any of its Subsidiaries solely to the extent necessary to allow such Person (if it has not been solicited in breach of this Section 5.4) to submit, on a confidential basis to the Board of Directors, an Acquisition Proposal, and the Company shall promptly notify (and in any event such notice to be delivered no later than 48 hours after the Company’s grant of such waiver or termination) Parent thereof after granting any such waiver.
(b)
(i)   Notwithstanding the foregoing, the Company and its Representatives shall be permitted, prior to the Company Stockholders Meeting and subject to the Company first entering into an Acceptable Confidentiality Agreement, to engage in discussions and negotiations with, and/or provide any nonpublic information or data to, any Person (and their respective Representatives) who makes a bona fide written Acquisition Proposal after the execution of this Agreement (that did not result from a breach of this Section 5.4), that the Board of Directors concludes in good faith (after consultation with its outside legal counsel and financial advisors) based on the information then available, either constitutes or would reasonably be expected to lead to a Superior Proposal. The Company shall provide Parent with a copy of any such nonpublic information or data provided to such Person pursuant to the prior sentence concurrently or promptly (and in any event within 48 hours) after furnishing such information to such Person (except to the extent that such nonpublic information or data shall have been previously provided to Parent). Notwithstanding anything to the contrary in this Agreement, upon prior written notice to Parent, the Company may contact any Person submitting a bona fide Acquisition Proposal after the date of this Agreement (that did not result from a breach of this

Section 5.4) solely to clarify the terms of the Acquisition Proposal that are reasonably necessary to determine whether such Acquisition Proposal constitutes or would reasonably be likely to lead to a Superior Proposal.
(ii)   The Company shall inform Parent in writing promptly (and in any event within 24 hours) after the receipt by the Company of any inquiry, indication of interest, proposal or offer received after the execution of this Agreement with respect to an Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal, or any request for nonpublic information relating to the Company or any of its Subsidiaries by any Person that informs the Company or any of its Subsidiaries that it is considering making, or has made, an Acquisition Proposal. Such notice shall indicate the material terms (including price), conditions of any proposals or offers, to the extent known, including the identity of the Person making such Acquisition Proposal, the financing sources thereof and true and complete copies of any written requests, inquiries, indications of interest, proposals or offers and any other material agreements or, if applicable, reasonably detailed written summary of any oral requests, inquiries, indications of interest, proposal or offers from the Person making such Acquisition Proposal. Following such notice, the Company shall keep Parent reasonably informed on a reasonably current basis (but, in any event, within 48 hours after any material change or development) of any material developments regarding any such Acquisition Proposal or any material change to the terms of any such Acquisition Proposal and the status of any such discussions or negotiations with respect thereto.
(iii)   Except as provided in Section 5.4(b)(iv), neither the Board of Directors nor any committee thereof shall (A) withhold, withdraw, modify or qualify in any manner adverse to Parent, Merger Sub I or Merger Sub II or propose publicly to withhold, withdraw, modify or qualify in any manner adverse to Parent, the Company Recommendation, (B) fail to include the Company Recommendation in the Proxy Statement, (C) make or publicly propose to make any recommendation in connection with a tender offer or exchange offer commenced by a third party other than a recommendation against such offer or a customary “stop, look and listen” communication, (D) in the event an Acquisition Proposal has been publicly announced or publicly disclosed, fail to publicly reaffirm the Company Recommendation within 10 Business Days of Parent’s written request that the Company do so (provided that Parent shall be entitled to make such a written request for reaffirmation on no more than two occasions with respect to each Acquisition Proposal unless such Acquisition Proposal is subsequently publicly modified in any material respect in which case Parent may make such request once each time such modification is made) (any of the foregoing clauses (A), (B), (C) or (D), a “Change in Company Recommendation”) or (E) adopt, recommend or declare advisable, or propose or agree to adopt, recommend or declare advisable, or allow the Company or any of its Affiliates to execute or enter into, any Acquisition Agreement constituting, or that would reasonably be expected to lead to, an Acquisition Proposal (excluding, for the avoidance of doubt, any confidentiality or non-disclosure agreement entered into in accordance with Section 5.4(b)(i)).
(iv)   Notwithstanding anything in this Agreement to the contrary, at any time prior to the Company Required Stockholders Vote having been obtained, the Company may make a Change in Company Recommendation (and/or in the case of a Superior Proposal, terminate this Agreement pursuant to Section 7.1(d)), in each case, if and only if (A) in the case of an Acquisition Proposal, a bona fide written Acquisition Proposal (that did not result from a breach of this Section 5.4) is received by the Company, and the Board of Directors has concluded in good faith (after consultation with its outside legal counsel and financial advisors), based on the information then available, that such Acquisition Proposal constitutes a Superior Proposal, (B) the Board of Directors has concluded in good faith (after consultation with its outside legal counsel) that failure to do so would reasonably be expected to be inconsistent with its statutory or fiduciary duties, (C) five Business Days (the “Notice Period”) shall have elapsed since the Company has (1) given written notice to Parent advising Parent that the Company intends to take such action and specifying the material terms or conditions of any such Superior Proposal or Intervening Event that is the basis of the proposed action and (2) provided to Parent a copy of the latest draft of any principal documentation relating to the Superior Proposal or Intervening Event, if any (a “Notice of Recommendation Change”) (it being understood that, in the case of a Superior Proposal, any amendment to any material term of such Superior Proposal shall require a new Notice of Recommendation Change and a new Notice Period, except that the five Business Day Notice Period referenced above shall instead be equal to the longer of (x) three Business Days or (y) the period remaining under the existing Notice Period immediately prior to the delivery of such additional notice under this clause (C)), (D) during the Notice Period, the Company has considered and, at the reasonable request of Parent, engaged in good faith discussions and negotiations with Parent regarding, any adjustment or modification of the terms of this Agreement and the Equity Commitment Letter proposed by Parent such that, in the case of an Acquisition Proposal, such Acquisition Proposal would no longer constitute a Superior Proposal or, in the case of an Intervening Event, such adjustment or modification would obviate the need to make such Change in Company Recommendation, and (E) the Board of Directors, following the Notice Period, again reasonably determines in good faith (after consultation with outside legal counsel and taking into account any adjustment or modification of the terms of this Agreement and the Equity Commitment Letter irrevocably proposed in writing by Parent) that failure to do so would reasonably be expected to be inconsistent with their statutory or fiduciary duties under applicable Law.
(v)   Nothing contained in this Section 5.4 shall prohibit the Board of Directors, the Company or its Subsidiaries from, directly or indirectly through its Representatives, (A) taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act, (B) making a statement contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9 promulgated under the Exchange Act, or from issuing a “stop, look and listen” statement pending disclosure of its position thereunder (for the avoidance of doubt, it being agreed that the issuance by the Company or the Board of Directors of a “stop, look and listen” or similar statement of the type contemplated by Rule 14d-9 promulgated under the Exchange Act shall not constitute a Change in Company Recommendation) or (C) making any other disclosure to the stockholders of the Company that is required by applicable Law or if the Board of Directors determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with their statutory or fiduciary duties under applicable Law; provided, however, that, if any such disclosures or communications do not reaffirm the Company Recommendation in such disclosure or communication or have the effect of withdrawing, qualifying or modifying the Company Recommendation in a manner adverse to Parent, such disclosure or communication shall constitute a Change in Company Recommendation (it being agreed that the foregoing does not apply to any “stop, look and listen” or similar statement of the type contemplated by Rule 14d-9 promulgated under the Exchange Act or disclosing a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act) and nothing in this Section 5.4(b)(v) will be deemed to permit the Board of Directors to make a Change in Company Recommendation except to the extent permitted by this Section 5.4(b)(v).
(c)   For purposes of this Agreement, “Superior Proposal” means a bona fide written Acquisition Proposal made to the Company after the execution of this Agreement and that the Board of Directors has determined in good faith, after consultation with outside legal counsel and its financial advisors, taking into account all legal, financial, financing, regulatory and other aspects of the proposal and the Person making the proposal (including any termination or break-up fees, expense reimbursement provisions, conditions to consummation and certainty and speed of Closing) (i) is more favorable to the stockholders of the Company from a financial point of view than the transactions contemplated by this Agreement (after taking into account any revisions to the terms of this Agreement and the Equity Commitment Letter proposed by Parent pursuant to Section 5.4(b)), and (ii) is reasonably capable of being completed on the terms proposed; provided that, for the purposes of this definition of Superior Proposal, references in the definition of “Acquisition Proposal” to “25%” shall be deemed to be references to “50.1%”.
(d)   For purposes of this Agreement, “Intervening Event” means any event, occurrence, change, development, circumstance, fact or effect that materially affects the Company and its Subsidiaries, taken as a whole, that was not known to the Board of Directors or reasonably foreseeable to the Board of Directors as of the execution and delivery of this Agreement (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable by the Board of Directors as of the execution and delivery of this Agreement); provided that, (i) any change in GAAP or in any applicable Law or (ii) any Effect that (A) relates to any Acquisition Proposal, (B) relates to the fact, in and of itself, that the Company meets or exceeds any internal or published financial projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date hereof (provided that the underlying causes giving rise or contributing to any such Effect may be considered in determining whether an Intervening Event has occurred), (C) results from changes after the date hereof in the market price or trading volume of the Company Common Stock (provided that the underlying causes giving rise or contributing to any such Effect may be considered in determining whether an Intervening Event has occurred) or (D) results from a breach of this Agreement by the Company, shall not be deemed to constitute an Intervening Event.
(e)   It is agreed and understood that any breach of this Section 5.4 by any director or officer of the Company or any of its Subsidiaries will be deemed to be a breach by the Company.
Section 5.5   Stock Exchange De-Listing.   Parent shall use its reasonable best efforts to cause the Company Common Stock and Company Preferred Stock to be delisted from the New York Stock Exchange and de-registered under the Exchange Act as soon as reasonably practicable following the Company Merger Effective Time (and in any event no more than 10 days after the Closing Date). The Company shall not cause the Company Common Stock or Company Preferred Stock to be delisted from the New York Stock Exchange prior to the Company Merger Effective Time without the prior written consent of Parent. If the Surviving Corporation is reasonably likely to be required to file any reports in accordance with the Exchange Act prior to the first Business Day that is at least 10 days after the Closing Date, the Company shall use commercially reasonable efforts to deliver to Parent a substantially final draft of any such reports reasonably in advance of the filing thereof.
Section 5.6   Employee Matters.
(a)   For a period of one year following the Company Merger Effective Time (or such shorter period a Company Employee is employed, as applicable), Parent shall provide, or shall cause to be provided, to each individual who is an employee of the Company or one of its Subsidiaries as of the Company Merger Effective Time (each, a “Company Employee”), (i) a base salary or hourly wage rate (as applicable) and annual incentive compensation opportunities (which annual incentive compensation opportunities may be provided in the form of equity-based awards, cash-based awards or a combination thereof) that are, in each case, no less favorable than those provided to such Company Employee immediately prior to the Company Merger Effective Time, (ii) severance benefits that are no less favorable, in the aggregate, than the severance benefits that would have been provided to such Company Employee in connection with any qualifying termination of employment as of immediately prior to the Company Merger Effective Time, including, solely for Company Employees who do not have a separate contractual entitlement to severance or separation payments and benefits under any existing Company Benefit Plan, as set forth on Section 5.6(a) of the Company Disclosure Letter and (iii) other employee benefits (excluding, for this purpose, the compensation contemplated by clauses (i)-(ii) above, long-term incentive award opportunities, deferred compensation and defined benefit pension plans, post-retirement medical and welfare plans, and retention change in control or similar plans, policies or agreements) that are substantially comparable in the aggregate to those provided to such Company Employee as of immediately prior to the Company Merger Effective Time (subject to the foregoing exclusions).
(b)   For purposes of “employee benefit plans,” as defined in Section 3(3) of ERISA (whether or not subject to ERISA), maintained by Parent or any of its Subsidiaries (including, following the Company Merger Effective Time, any Company Benefit Plans) (collectively, the “New Plans”) providing benefits to any Company Employees after the Company Merger Effective Time, Parent shall, or shall cause its applicable Subsidiary to, use reasonable best efforts to: (i) waive all pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Company Employees and their eligible dependents under any New Plans that are group health plans in which such employees may be eligible to participate after the Company Merger Effective Time; (ii) provide each Company Employee and their eligible dependents under any New Plan that is a group health plan with credit for any co-payments and deductibles paid during the portion of the plan year in which the Company Merger Effective Time occurs under the corresponding Company Benefit Plan (to the same extent that such credit was given under the analogous Company Benefit Plan prior to the Company Merger Effective Time) in satisfying any applicable deductible or out-of-pocket requirements under the New Plan; and (iii) recognize all service of the Company Employees with the Company and its Subsidiaries (and any predecessors or Affiliates thereof), for all purposes under any New Plan in which such employees may be eligible to participate after the Company Merger Effective Time to the same extent such service was taken into account under the analogous Company Benefit Plan prior to the date that the Company Employee first participates in the New Plan; in each case, (A) except to the extent it would result in duplication of benefits, and (B) except for benefit accrual under any defined benefit pension plan, postretirement welfare plan or any New Plan under which similarly situated employees of Parent and its Subsidiaries do not receive credit for prior service or that is grandfathered or frozen, either with respect to level of benefits or participation.
(c)   If requested by Parent in writing at least 10 Business Days prior to the Company Merger Effective Time, to the extent permitted by applicable Law and the terms of the applicable plan or arrangement, the Company shall cause the Company’s 401(k) Plan (the “Company 401(k) Plan”) to be terminated effective immediately prior to the Company Merger Effective Time. In the event that Parent requests that the Company 401(k) Plan be terminated, the Company shall provide Parent with evidence that such plan has been terminated (the form and substance of which shall be subject to review and approval by Parent) not later than the day immediately preceding the Company Merger Effective Time. If the Company 401(k) Plan is terminated pursuant to this Section 5.6(c), then as soon as practicable following the date the Company 401(k) Plan is terminated, Parent and the Company shall take any and all actions as may be required to (i) cause each Company Employee who was a participant in the Company 401(k) Plan to be immediately eligible to participate in the defined contribution plan established, sponsored or administered by Parent immediately following the Company Merger Effective Time (the “Parent 401(k) Plan”), (ii) waive, if applicable, any waiting periods with respect to such participation, and (iii) permit each Company Employee who was a participant in the Company 401(k) Plan immediately prior to the Company Merger Effective Time to make rollover contributions of eligible rollover distributions to the Parent 401(k) Plan (including any outstanding participant loans, to the extent permitted by applicable Law and the terms of the Parent 401(k) Plan as of the date of this Agreement).
(d)   Prior to making any written communications to employees of the Company or any of its Subsidiaries pertaining to compensation or benefit matters that are affected by the transactions contemplated by this Agreement, the Company shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time to review and comment on the communication, and the Company shall consider any such comments in good faith.
(e)   The provisions of this Section 5.6 are solely for the benefit of the parties to this Agreement, and no current or former director, employee or other service provider or any other person shall be a third-party beneficiary of this Agreement, and nothing herein shall be construed as an amendment to any New Plan, Company Benefit Plan or other compensation or Benefit Plan or arrangement for any purpose. Without limiting the generality of the foregoing, nothing contained in this Agreement shall obligate Parent, the Company or any of their respective Affiliates to (i) maintain any particular Benefit Plan or (ii) retain the employment or services of any current or former director, employee or other service provider.
Section 5.7   Fees and Expenses.   Whether or not the Mergers are consummated, all (i) costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense, except as otherwise provided in Section 5.11 and Section 7.3, (ii) expenses incurred in connection with filing, printing and mailing the Proxy Statement shall be borne by the Company and (iii) all filing fees of the parties to this Agreement in connection with any filings required under the Regulatory Laws related to the transactions contemplated by this Agreement (including application fees for any Regulatory Approvals and the CFIUS Approval) shall be equally borne by Parent and the Company.
Section 5.8   Exculpation; Indemnification; Directors’ and Officers’ Insurance.
(a)   From and after the LLC Merger Effective Time, Parent shall and shall cause the Surviving Corporation to, to the fullest extent permitted by applicable Law, exculpate, indemnify, defend and hold harmless, and provide advancement of expenses to, each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the LLC Merger Effective Time, an officer or director of the Company or its Subsidiaries (the “Indemnified Parties”) against all losses, claims, damages, reasonable and documented costs and expenses, liabilities or judgments or amounts arising from any claim, action, suit, proceeding or investigation based in whole or in part on the fact that such Person is or was a director or officer of the Company or its Subsidiaries, as applicable, or was prior to the LLC Merger Effective Time serving at the request of any such party as a director, officer or manager of another Person, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the LLC Merger Effective Time, whether asserted or claimed prior to, or at or after, the LLC Merger Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby), in each case, to the same extent such Persons are exculpated or indemnified or have the right to advancement of expenses as of the date of this Agreement by the Company or any of its Subsidiaries pursuant to any of their Organizational Documents, any indemnification agreement or applicable Law in existence on the date hereof; provided, that any payment of expenses in advance of the final disposition of any such legal proceeding shall be made only upon receipt of an undertaking by such Indemnified Party to repay all amounts advanced if it should be ultimately determined that such Indemnified Party is not entitled to any indemnification.
(b)   Parent agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Company Merger Effective Time now existing in favor of the Indemnified Parties as provided in their respective charter, bylaws or code of regulations (or comparable organizational documents) and any indemnification or other similar agreements of the Company or any of its Subsidiaries, in each case as in effect on the date of this Agreement, shall survive the Company Merger and shall continue in full force and effect in accordance with their terms for a period of not less than six years following the Company Merger Effective Time.
(c)   Prior to the Company Merger Effective Time, the Company may obtain and fully pay for a “tail” prepaid insurance policy, with a claim period of six years from and after the Company Merger Effective Time, with respect to directors’ and officers’ liability insurance and fiduciary insurance (“Company D&O Insurance”) for the current and former directors and officers of the Company and its Subsidiaries, and any person who becomes a director, officer or manager of the Company or any of its Subsidiaries after the date hereof and prior to the LLC Merger Effective Time, as applicable, as to such Persons’ status as a director or officer of the Company or its Subsidiaries or if such Person was serving at the request of any such party as a director, officer or manager of another Person and for facts or events that occurred at or prior to the Company Merger Effective Time, which Company D&O Insurance: (i) shall not have an annual premium in excess of 300% of the last annual premium paid by the Company (300% of such last annual premium paid by the Company, the “Company Maximum Premium,” with respect to, as applicable, the existing directors’ and officers’ liability insurance and fiduciary insurance) prior to the date hereof for its existing directors’ and officers’ liability insurance and fiduciary insurance; (ii) shall have terms, conditions, retentions and limits of coverage no less favorable than the existing directors’ and officers’ liability insurance and fiduciary insurance for the Company with respect to matters existing or occurring prior to the Company Merger Effective Time (including with respect to acts or omissions occurring in connection with this Agreement and consummation of the transactions contemplated hereby); provided, however, that if terms, conditions, retentions and limits of coverage at least as favorable as the existing directors’ and officers’ liability insurance and fiduciary insurance for the Company cannot be obtained or can be obtained only by paying an annual premium in excess of the applicable Company Maximum Premium, the Company and the Surviving Corporation, as the case may be, may obtain as much similar insurance as is reasonably practicable for an annual premium equal to the applicable Company Maximum Premium; and (iii) the Surviving Corporation after the Company Merger Effective Time shall, and Parent shall cause the Surviving Corporation to, maintain such directors’ and officers’ liability insurance and fiduciary insurance policies in full force and effect for each of their full six-year terms and continue to honor its obligations under each policy. If the Company for any reason does not obtain such “tail” prepaid insurance as of the Company Merger Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect, for a period of six years from and after the Company Merger Effective Time for the current and former directors and officers of the Company and its Subsidiaries, and any person who becomes a director, officer or manager of the Company or any of its Subsidiaries after the date hereof and prior to the LLC Merger Effective Time as to such Persons’ status as a director, officer or manager of the Company or its Subsidiaries, as the case may be, and for facts or events that occurred at or prior to the Company Merger Effective Time, the existing directors’ and officers’ liability insurance and fiduciary insurance for the Company, which insurance has terms, conditions, retentions and limits of coverage at least as favorable as the existing directors’ and officers’ liability insurance and fiduciary insurance for the Company, as applicable, with respect to matters existing or occurring prior to the Company Merger Effective Time (including with respect to acts or omissions occurring in connection with this Agreement and consummation of the transactions contemplated hereby); provided, however, that if terms, conditions, retentions and limits of coverage at least as favorable as such existing insurance cannot be obtained or can be obtained only by paying an annual premium in excess of the applicable Company Maximum Premium, the Surviving Corporation

shall only be required to obtain as much similar insurance as is reasonably practicable for an annual premium equal to the applicable Company Maximum Premium; and maintain such directors’ and officers’ liability insurance and fiduciary insurance policies in full force and effect for each of their full six year terms and continue to honor its obligations under each policy.
(d)   If Parent (or the Surviving Corporation) or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent (or the Surviving Corporation), as the case may be, shall assume the obligations set forth in this Section 5.8.
(e)   The provisions of this Section 5.8 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and Representatives, shall be binding on all successors and assigns of Parent, the Company and the Surviving Corporation and shall not be amended in a manner that is adverse to any Indemnified Party (including his or her successors, assigns and heirs) without the prior written consent of such Indemnified Party (including such successors, assigns and heirs) affected thereby, and (ii) are in addition to, and not in substitution for, any other rights to indemnification, contribution or advancement of expenses that any such Person may have by contract or otherwise.
Section 5.9   Public Announcements.   Except with respect to any Change in Company Recommendation or any action taken by the Company or the Board of Directors in accordance with Section 5.4, so long as this Agreement is in effect, the Company, on the one hand, and Parent, on the other hand, shall consult with each other before issuing (and in the case of Parent, before Ultimate Parent issues) any press release or otherwise making any public statements or filings with respect to this Agreement or any of the transactions contemplated by this Agreement and, except as otherwise permitted or required by this Agreement and except for the initial press release that will be mutually agreed in good faith by the such parties and the filing of this Agreement (and a summary of this Agreement) and the Proxy Statement with the SEC, neither the Company nor Parent shall issue (and in the case of Parent, Parent agrees that Ultimate Parent shall not issue) any such press release or make any such public statement or filing prior to obtaining the consent of Parent, in the case of the Company, or the Company, in the case of Parent (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, the restrictions in this Section 5.9 shall not apply to any public statement or filing (a) if the disclosure contained therein regarding this Agreement and the transactions contemplated hereby is consistent in all material respects with any press release, public statement or filing previously issued in compliance with this Section 5.9, (b) as may be required by applicable Law, Order or the applicable rules of any stock exchange or quotation system if, in the case of this clause (b), (i) for any reason it is not reasonably practicable to consult with such other party before making any public statement with respect to this Agreement or any of the transactions contemplated by this Agreement or (ii) the party issuing such press release or making such public statement has used its commercially reasonable efforts to consult with such other party and to obtain such other party’s consent but has been unable to do so in a timely manner, or (c) in the event of any litigation, arbitration of similar adversarial proceedings or Actions between the Company and/or its Affiliates, on the one hand, and Parent and/or its Affiliates, on the other hand.
Section 5.10   Additional Agreements.   In case at any time after the date of this Agreement any further action is necessary or desirable to carry out the purposes of this Agreement or to, following the Closing, vest Parent with full title to all properties, assets, rights, approvals, immunities and franchises of the Company or the Company OP, each Party shall take, and shall cause its Subsidiaries to take, all such necessary action.
Section 5.11   Certain Tax Matters.
(a)   Parent shall prepare, execute and file, or cause to be prepared, executed and filed, all Tax Returns or other documents regarding any real property transfer, sales, use, transfer, value added, stock transfer, recording, registration, stamp or similar Taxes that become payable by the Surviving Corporation and its Subsidiaries in connection with the consummation of the transactions contemplated by this Agreement (collectively, “Transfer Taxes”). The Surviving Corporation shall timely pay, or cause to be timely paid, when due, and be responsible for all such Transfer Taxes. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, the responsibility for, and the payment of, any Transfer Taxes in connection with a transfer of ownership of shares of Company Common Stock or Company OP Common Units, in each case, that is not registered in the transfer records of the Company or Company OP, shall be governed exclusively by Section 2.2(b)(iv).
(b)   At the Closing, (i) each holder of a Company Warrant, and each holder of Company Class B Common Stock (and any other stock of the Company that is not regularly traded on an established securities market within the meaning of Section 1445(b)(6) of the Code), that is legally entitled to, shall have delivered to Parent a duly completed and executed IRS Form W-9, and (ii) the Company OP shall deliver to Parent a certificate, dated as of the Closing Date and prepared in a manner consistent and in accordance with the requirements of Treasury Regulation Section 1.1445-11T(d)(2), stating that (A) 70% or more of the value of the gross assets of the Company OP does not consist of “United States real property interests” (within the meaning of Section 897(c) of the Code and the Treasury Regulations thereunder), and (B) 70% or more of the value of the gross assets of the Company OP does not consist of United States real property interests plus cash or cash equivalents (within the meaning of Treasury Regulation Section 1.1445-11T(d)(1)). For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, Parent’s only recourse for any Person’s failure to deliver a Tax form or certification contemplated in this Section 5.11(b) shall be to make any withholding that is required as a result of such failure.
Section 5.12   Client Consents   If and to the extent required by applicable Law, the organizational documents of the relevant Client, the Fund Documentation and/or the relevant Investment Advisory Arrangement (collectively, the “Consent Requirement”), the Company shall use its reasonable best efforts to obtain the consent of each Client to the “assignment” (as defined in the Advisers Act) of its Investment Advisory Arrangement and the indirect change of control of the Investment Adviser Subsidiaries and the general partners (or equivalent) of the Funds, in each case, resulting from the transactions contemplated by this Agreement (the “Client Consent”) in accordance with the following:
(a)   Client Consent.   If necessary to obtain a Client Consent, the Company shall solicit the consent (the “Client Investor Consent”) of the requisite percentage or number of the limited partners, unit holders, shareholders, other equity holders or other investors (each, a “Client Investor”) of such Client, or, if any such Client has a board of directors, advisory committee or other governing body (“Client Governing Body”) and if permitted by the Consent Requirement, solicit the consent (“Client Governing Body Consent”) of the requisite percentage of the members of such Client Governing Body. If a Client Consent is required by any Consent Requirement for any Client, such Client Consent shall be deemed received if the Client Investor Consent and/or the Client Governing Body Consent is obtained in accordance with the Consent Requirement and remains in full force and effect at Closing. If the applicable Consent Requirement does not require express written consent nor expressly prohibit “negative consent” (i.e., deemed consent (“Negative Consent”) as a consequence of a failure to object to or reject a written request (a “Consent Request”) for a Client Investor Consent), such Client Investor Consent shall be deemed to have been given if the Client Investor does not (i) object in writing to such Consent Request by the means specified in such Consent Request by the later of (A) 30 days after receipt of such Consent Request or (B) such longer period as may be required by a Consent Requirement (the later of clauses (A) and (B), the “Negative Consent Period”), (ii) in the case of a Client Investor in a Fund that permits voluntary redemptions under its Fund Documentation, such Client Investor does not submit an irrevocable request to redeem all of its investment in such Fund prior to the end of the Negative Consent Period and (iii) terminate the applicable Investment Advisory Arrangement prior to the end of the Negative Consent Period. If the Client is a Fund that is a pooled investment vehicle sponsored or controlled by the Company or its Subsidiaries, Client Investor Consent shall be deemed obtained if a majority in interest of the Client Investors in such Fund who are not Affiliates, directors, officers or employees of the Company or its Subsidiaries (or, if all of the Client Investors in respect of such Client are Affiliates, directors, officers or employees of any Subsidiary of the Company, then a majority in interest of such Client Investors) or such higher percentage as may be required under the Consent Requirement, gives their consent (including by means of Negative Consent, as applicable). The Company shall, and shall cause its Subsidiaries to, as applicable, send a notice to each Client as promptly as reasonably practicable, and in any event within 25 Business Days of the date hereof, in form and substance reasonably satisfactory to Parent, informing each Client of the transactions contemplated by this Agreement and seeking such Client’s consent (including by means of Negative Consent, as applicable) as required by this Section 5.12. Parent shall reasonably cooperate with the Company and its

Affiliates in connection with the obtaining of Client Consents, including, if reasonably requested by the Company, participating with the Company in calls and meetings with any Fund, Client Investor, Client Governing Body or any investor therein.
(b)   No Accommodations.   In no event shall the Company or any of its Subsidiaries be required to offer or grant any accommodation or alteration of terms (financial or otherwise) in respect of any Fund or any Fund Documentation, or pay any fee or other amount, or assume any liability or obligation, to obtain any Client Consents.
(c)   Fees and Expenses.   For the avoidance of doubt, each Party shall bear 100% of its fees and expenses incurred in connection with any Client Consent solicitation contemplated by this Section 5.12.
(d)   Contact.   Prior to Closing, without the prior written consent of the Company, none of Parent or its Affiliates or their respective employees, directors, officers, agents or other Representatives will, directly or indirectly, contact or communicate with any Client, any Client Investor, any Client Governing Body or any of their Affiliates or Representatives (including any consultants) regarding the transactions contemplated by this Agreement.
(e)   Investor Communication.   In connection with obtaining the Client Consents and other actions required by this Section 5.12, at all times prior to Closing, the Company shall take reasonable steps to keep Parent reasonably informed of the status of obtaining such Client Consents and, upon Parent’s reasonable request, make available to Parent copies of all such executed Client Consents. Without limiting the foregoing, in connection with obtaining the Client consents required under this Section 5.12, Parent shall have the right to review in advance of distribution the form of notice or other materials to be distributed by the Company or any of its Subsidiaries to Clients to solicit the Client Consents and the Company will consider Parent’s reasonable comments thereon in good faith.
Section 5.13   Notification of Certain Matters; Transaction Litigation.
(a)   The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of any written notice or other written communication received by such Party from any Governmental Entity in connection with this Agreement, the Mergers or the other transactions contemplated by this Agreement, or from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the other transactions contemplated by this Agreement.
(b)   The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of any litigation, claim or other proceeding commenced or, to such Party’s knowledge, threatened against, relating to or involving such Party or any of the Company’s Subsidiaries or Parent’s Subsidiaries (or their respective directors, officers or other Representatives), respectively, which relate to this Agreement, the Mergers or the other transactions contemplated by this Agreement unless doing so would, in the reasonable judgment of such party, jeopardize any applicable privilege of the Company or any of its Subsidiaries with respect thereto. The Company shall give Parent a reasonable opportunity to participate in the defense and settlement of any stockholder litigation against the Company and/or its directors relating to this Agreement and the transactions contemplated hereby, and no such settlement shall be agreed to without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).
Section 5.14   Section 16 Matters.   Each of the Company, Parent, Merger Sub I and Merger Sub II shall take all such steps as may be necessary or appropriate to ensure that any dispositions of Company Preferred Stock or Company Common Stock (including derivative securities related to such stock) resulting from the Company Merger and the other transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, and who would otherwise be subject to Rule 16b-3 promulgated under the Exchange Act, immediately prior to the Company Merger Effective Time are exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 5.15   Parent Financing Matters.
(a)   Parent shall not, and shall not permit the Merger Subs to, consent to, permit or effect, without the prior written consent of the Company, any termination or replacement of the Equity Commitment Letter or any amendment, restatement, repudiation, recission, cancellation, supplement, substitution or modification to, or any waiver of any provision under, the Equity Commitment Letter, except as permitted by the terms of the Equity Commitment Letter.
(b)   The Company shall use commercially reasonable efforts to provide to Parent, and shall use commercially reasonable efforts to cause the Company’s Representatives to provide to Parent, at Parent’s sole cost and expense, customary cooperation to the extent reasonably requested by Parent in connection with the arrangement by Parent or any of its Affiliates of any debt financing for or relating to the transactions contemplated hereby prior to the Closing Date including by using commercially reasonable efforts to (i) participate in a reasonable number of meetings, presentations, road shows, due diligence sessions and sessions with rating agencies, at reasonable times and with reasonable advance notice, and in each case which shall be virtual unless otherwise agreed to by the Company, (ii) provide reasonable and customary assistance to Parent in the preparation of customary offering documents, lender presentations, private placement memoranda, bank information memoranda, syndication memoranda and ratings agency presentations (including providing customary authorization and representation letters authorizing the distribution of information relating to the Company and its Subsidiaries to prospective lenders or investors and containing representations with respect to the presence of or absence of material non-public information relating to the Company and its Subsidiaries and the accuracy of the information relating to the Company and its Subsidiaries contained therein) for such debt financing, (iii) facilitate the execution and delivery at the Closing of definitive documents related to such debt financing, including reasonably facilitating the pledging of collateral at the Closing to Parent’s financing sources to the extent required by such debt financing at the Closing, to the extent applicable and (iv) cooperate with Parent, to the extent reasonably requested by Parent, in the satisfaction of conditions precedent set forth in such debt financing to the extent the satisfaction of such conditions is within the reasonable control of the Company. In no event will the receipt or availability of any financing by Parent or any of its Affiliates be a condition to any of Parent’s obligations under this Agreement.
(c)   Notwithstanding anything to the contrary in this Agreement, the Company’s breach of any of the covenants required to be performed by it under this Section 5.15 in and of itself shall not be considered in determining the satisfaction of the conditions set forth in Section 6.3(b). In no event will the Company be required to take or permit the taking of any action pursuant to this Section 5.15 that would or would reasonably be expected to: (i) require the Company or its Subsidiaries, or any of their respective Affiliates or any persons who are officers or directors of such entities, to undertake any obligation, execute any agreement or pass resolutions or consents to approve or authorize the execution of such obligation or agreement, as applicable, that would be effective, in each case, any earlier than immediately prior to the Company Merger Effective Time (it being understood that in no event shall any officer or director of the Company or any of its Subsidiaries be required to take any such action unless such Person shall be continuing in such role following the Company Merger Effective Time), or enter into, execute or deliver any certificate (other than customary authorization letters), document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement (it being understood that in no event shall any officer or director of the Company or any of its Subsidiaries be required to take any such action unless such Person shall be continuing in such role following the Company Merger Effective Time), (ii) cause any representation, warranty or covenant in this Agreement to be breached by the Company or any of its Affiliates, (iii) require the Company or any of its Affiliates to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with any debt financing, unless such expenses are promptly reimbursed by Parent, in each case, any earlier than immediately prior to the Closing, (iv) reasonably be expected to cause any director, officer, employee or stockholder of the Company or any of its Affiliates to incur any personal liability, (v) reasonably be expected to conflict with the organizational documents of the Company, or any of its Affiliates or any Laws, (vi) reasonably be expected to result in a violation or breach of, or a default (with or without notice, lapse of time, or both) under, or give to others any right of termination, acceleration or cancellation of, any Contract to which the Company or any of its Affiliates is a party, (vii) provide access to or disclose information that the Company or any of its Affiliates believes in good faith could jeopardize any attorney-client privilege or other applicable privilege or protection of the Company or any of its Affiliates, (viii) require the delivery of any opinion of counsel, (ix) require the Company to prepare (A) any financial statements that are not available to it or prepared in the ordinary course of its financial reporting practice or (B) other information that is not available to it or (x) unreasonably interfere with the business or operations of the Company or any of its Subsidiaries. Nothing contained in this

Section 5.15 or otherwise in this Agreement shall require the Company or any of its Affiliates to be an issuer or other obligor with respect to any debt financing prior to the Closing. None of the representations, warranties or covenants of the Company set forth in this Agreement shall be deemed to apply to, or deemed breached or violated by, any of the actions taken by the Company or any of its Subsidiaries at the request of Parent or any of its Affiliates set forth in this Section 5.15. The Company and its Subsidiaries shall have no liability whatsoever to Parent or any of its Affiliates in respect of any financial information or data or other information provided pursuant to this Section 5.15.
(d)   Parent (i) shall promptly, upon request by the Company, reimburse the Company for all reasonable, documented and invoiced out-of-pocket fees, costs and expenses (including (A) reasonable and documented outside attorneys’ fees and (B) fees and expenses of the Company’s accounting firms engaged to assist in connection with any debt financing, including performing additional requested procedures, reviewing any offering documents, participating in any meetings and providing any comfort letters, in each case solely to the extent relating to services that would not have been performed in the absence of such debt financing) to the extent incurred by the Company and its Subsidiaries in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 5.15 and (ii) shall indemnify, defend and hold harmless the Company and its Subsidiaries and their respective directors, officers, employees, accountants, consultants, legal counsel, agents, investment bankers and other representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with arrangement of any debt financing and the performance of their respective obligations under this Section 5.15, and the provision of any information utilized in connection therewith, except in the event such liabilities, obligations or losses arose out of or result from fraud, gross negligence or willful misconduct by the Company and its Subsidiaries in connection with the debt financing. All non-public or otherwise confidential information regarding the Company or any of its Affiliates obtained by Parent or its representatives pursuant to this Section 5.15 shall be kept confidential in accordance with the Confidentiality Agreement; provided that the Company shall permit sharing of such information by the Parent to Parent’s financing sources to conduct customary due diligence and evaluate the assets of the Company and its Subsidiaries, subject to confidentiality agreements reasonably acceptable to the Company.
Section 5.16   Company Preferred Stock.
(a)   Parent may conduct one or more consent solicitations to obtain from the requisite holders of Company Preferred Stock consents to certain amendments to the terms of the articles supplementary to the Company Charter governing Company Series H Preferred Stock, Company Series I Preferred Stock and Company Series J Preferred Stock (such documents, the “Preferred Stock Governing Documents” and such consent solicitations, the “Preferred Stock Consent Solicitation”). The Preferred Stock Consent Solicitation shall be made on terms and conditions (including price to be paid) as are reasonably proposed by Parent, subject to the approval of the Company (such approval not to be unreasonably withheld, conditioned or delayed), and shall be in compliance with the applicable rules and regulations of the SEC; provided that, the Preferred Stock Consent Solicitation shall include the following conditions: (i) the Preferred Stock Consent Solicitation shall not conflict with or violate any applicable Laws (it being understood that the Company shall not be required to take any action that, in the reasonable judgment of the Company based on advice of legal counsel, does not comply with Rule 14D or 14E, to the extent applicable, promulgated under the Exchange Act), (ii) the proposed amendments that are the subject of the Preferred Stock Consent Solicitation shall not become operative substantially any earlier than the Company Merger Effective Time and (iii) receipt of the requisite consents in respect of the Preferred Stock Consent Solicitation. Any documents (including all amendments or supplements thereto) and all mailings to the holders of the Company Series H Preferred Stock, Company Series I Preferred Stock and Company Series J Preferred Stock in connection with the Preferred Stock Consent Solicitation shall be subject to the prior review of, and comment by, the Company and shall be reasonably acceptable in form and substance to the Company. The Company shall not be required to enter into any amendments to the Preferred Stock Governing Documents until following the Company Merger Effective Time. To the extent reasonably requested by Parent, the Company shall use commercially reasonable efforts to provide reasonable and customary assistance, at Parent’s sole cost and expense, in connection with the Preferred Stock Consent Solicitation, including providing reasonable assistance in the preparation of customary documentation for the Preferred Stock Consent Solicitation (which may incorporate, by reference, periodic and current reports filed by the Company with the SEC) in each case in compliance with applicable Laws, including applicable rules and regulations of the SEC.

Notwithstanding anything to the contrary herein, the Company will not be required to, and Parent shall not, solicit or obtain any vote or consent from the common stockholders of the Company prior to the Closing in connection with the Preferred Stock Consent Solicitation and the amendments contemplated thereby. Any solicitation agent, information agent or other agent retained in connection with the Preferred Stock Consent Solicitation will be selected by Parent and shall be reasonably acceptable to the Company and the fees and expenses of such agents will be paid directly by Parent. Any consent, solicitation agent, information agent or tabulation agent fees payable in connection with any Preferred Stock Consent Solicitation shall be payable solely by Parent and not by the Company.
(b)   Parent (i) shall promptly, upon request by the Company, reimburse the Company for all reasonable, documented and invoiced out-of-pocket fees, costs and expenses (including reasonable and documented (A) outside attorneys’ fees and (B) fees and expenses of the Company’s accounting firms engaged to assist in connection with any Preferred Stock Consent Solicitation, including performing additional requested procedures, reviewing any consent solicitation documents and participating in any meetings, in each case solely to the extent relating to services that would not have been performed in the absence of such Preferred Stock Consent Solicitation) to the extent incurred by the Company and its Subsidiaries or their respective directors, officers, employees, accountants, consultants, legal counsel, agents, investment bankers and other representatives in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 5.16 and (ii) shall indemnify, defend and hold harmless the Company and its Subsidiaries and their respective directors, officers, employees, accountants, consultants, legal counsel, agents, investment bankers and other representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with any Preferred Stock Consent Solicitation and the performance of their respective obligations under this Section 5.16 and the provision of any information utilized in connection therewith, except in the event such liabilities, obligations or losses arose out of or result from fraud, gross negligence or willful misconduct by the Company and its Subsidiaries or their respective representatives in connection with the Preferred Stock Consent Solicitation.
(c)   Notwithstanding anything to the contrary in this Agreement, any breach by the Company or failure to perform its obligations under this Section 5.16 in and of itself shall not be considered in determining the compliance by the Company with this Agreement or the satisfaction of any condition to Closing set forth in this Agreement, including the condition set forth in Section 6.3(b), or in determining the entitlement of any party to terminate this Agreement, including any entitlement to termination arising from Section 7.1(g).
ARTICLE VI
CONDITIONS PRECEDENT
Section 6.1   Conditions to Each Party’s Obligation.   The respective obligations of each Party to effect the Mergers shall be subject to the satisfaction at or prior to the Closing of the following conditions unless (to the extent permitted by applicable Law) waived by such Party in writing:
(a)   Company Stockholder Approval.   The Company shall have obtained the Company Required Stockholders Vote.
(b)   HSR Act; Regulatory Approvals.   (i) The waiting period applicable to the Mergers pursuant to the HSR Act (and any extension thereof, including any agreement with any Governmental Entity to delay the Closing entered into in connection therewith) shall have expired or otherwise been terminated and (ii) any applicable waiting periods (and extensions thereof), consents or approvals required from any Governmental Entity or under any applicable Law as set forth on Section 6.1(b) of the Company Disclosure Letter shall have expired, been terminated or obtained, as the case may be.
(c)   No Orders; Illegality.   No Order issued by any Governmental Entity of competent jurisdiction or applicable Law (collectively, “Restraints”) in the U.S. or any jurisdiction set forth in Section 6.1(c) of the Company Disclosure Letter (the “Applicable Jurisdictions”) shall be in effect enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the Mergers.
Section 6.2   Conditions to Obligations of the Company and Company OP.   The obligation of the Company and Company OP to effect the Mergers is subject to the satisfaction at or prior to the Closing of the following conditions unless (to the extent permitted by applicable Law) waived by the Company in writing:

(a)   Representations and Warranties.   (i) The representations and warranties of Parent set forth in Section 3.2(a) (Organization, Standing and Power) and Section 3.2(b) (Authority), shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (except to the extent made as of an earlier date, in which case as of such date), and (ii) the other representations and warranties of Parent set forth in this Agreement shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (ii), where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or Parent Material Adverse Effect) would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(b)   Performance of Obligations of Parent Entities.   Each of Parent, Merger Sub I and Merger Sub II shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.
(c)   Closing Certificate.   The Company shall have received a certificate signed on behalf of Parent by the Chief Executive Officer or Chief Financial Officer of Parent, dated as of the Closing Date, certifying to the effect that the conditions set forth in Section 6.2(a) (Representations and Warranties) and Section 6.2(b) (Performance of Obligations of Parent Entities) have been satisfied.
Section 6.3   Conditions to Obligations of Parent.   The obligation of Parent to effect the Mergers is subject to the satisfaction of the following conditions at or prior to the Closing unless (to the extent permitted by applicable Law) waived by Parent in writing:
(a)   Representations and Warranties.   (i) The representations and warranties of the Company set forth in Section 3.1(l)(ii) (Absence of Certain Changes) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent made as of an earlier date, in which case as of such date); (ii) the representations and warranties of the Company set forth in Section 3.1(b)(i) (Capital Structure) shall be true and correct in all respects except for any de minimis inaccuracies as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent made as of an earlier date, in which case as of such date); (iii) the representations and warranties set forth in Section 3.1(a) (other than clause (iii) thereof) (Organization, Standing and Power), Section 3.1(b) (other than clauses (i) and (iv) thereof) (Capital Structure), Section 3.1(c)(i) (Authority), Section 3.1(n) (Takeover Statute) and Section 3.1(y) (Brokers or Finders) (A) to the extent qualified by the words “materially”, “material” or “Company Material Adverse Effect” shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date (except to the extent made as of an earlier date, in which case as of such date) and (B) to the extent not qualified by the words “materially”, “material” or “Company Material Adverse Effect” shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (except to the extent made as of an earlier date, in which case as of such date); and (iv) the representations and warranties of the Company set forth in this Agreement (other than those referenced in clauses (i), (ii) and (iii) of this Section 6.3(a)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (iv), where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or Company Material Adverse Effect or other similar qualifications in any such representation, except for references to “Company Material Contracts”) has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   Performance of Obligations of Company.   Each of the Company and Company OP shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date (excluding Section 5.15 (Parent Financing Matters) and Section 5.16 (Company Preferred Stock)).
(c)   No Burdensome Condition.   The Regulatory Approvals shall have been obtained, in each case, without the imposition of a Burdensome Condition.
(d)   Client Consent.   (i) The Company shall have obtained the Client Consent with respect to each of the Flagship Funds and (ii) the Fee-Paying Client Consent Percentage shall be equal to or greater than 85%.

(e)   No Company Material Adverse Effect.   Since the date of this Agreement, no Effect shall have occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.
(f)   Closing Certificate.   Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, certifying to the effect that the conditions set forth in Section 6.3(a) (Representation and Warranties), Section 6.3(b) (Performance of Obligations of Company), Section 6.3(d) (Client Consent) and Section 6.3(e) (No Company Material Adverse Effect) have been satisfied.
ARTICLE VII
TERMINATION AND AMENDMENT
Section 7.1   Termination.   This Agreement may be terminated at any time prior to the Company Merger Effective Time, whether before or after approval of the Mergers by the stockholders of the Company:
(a)   by mutual consent of the Company and Parent in a written instrument;
(b)   by either the Company or Parent upon written notice to the other Party, if any Restraint in the U.S. or any Applicable Jurisdiction having the effect set forth in Section 6.1(c) shall have become final and nonappealable; provided that the Party seeking to terminate this Agreement pursuant to this Section 7.1(b) shall have used the required efforts to prevent the entry of and to remove such Restraint in accordance with its covenants or agreements under this Agreement; and provided, further, that no Party shall be permitted to terminate this Agreement pursuant to this Section 7.1(b) if such Party’s failure to comply with its covenants or agreements under this Agreement is the primary cause of the failure of this condition to be satisfied;
(c)   by either the Company or Parent, upon written notice to the other Party, if the Mergers shall not have been consummated on or before 11:59 p.m. (New York City time) on March 29, 2027 (the “Outside Date”); provided that either Party shall have the right to extend the Outside Date by up to 90 days by delivering written notice to the other Parties and all references to the Outside Date in this Agreement shall reflect such date as extended solely if the conditions set forth in Section 6.1(b) or Section 6.1(c) shall not have been satisfied or waived, but all other conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied by actions taken at the Closing); provided further that the right to terminate this Agreement shall not be available to any Party whose failure (or failure of any of its Subsidiaries that are Parties) to comply with its covenants or agreements pursuant to this Agreement was the primary cause of the failure of the Mergers to occur on or before such date;
(d)   by the Company, upon written notice to Parent, at any time prior to, but not after, the receipt of the Company Required Stockholders Vote, in order to enter into an Acquisition Agreement with respect to a Superior Proposal in accordance with the express terms and conditions of Section 5.4 and the Company has not materially breached Section 5.4 with respect to such Superior Proposal; provided, however, that this Agreement may not be so terminated unless the payment required by Section 7.3(a) is made in full to Parent substantially concurrently with the occurrence and as a condition to the effectiveness, of, such termination and the Company substantially concurrently enters into such Acquisition Agreement;
(e)   by Parent, upon written notice to the Company, at any time prior to the receipt of the Company Required Stockholders Vote, if there shall have been a Change in Company Recommendation;
(f)   by the Company, upon written notice to Parent, if either Parent, Merger Sub I or Merger Sub II shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in each case, which breach or failure to perform or to be true, either individually or in the aggregate, if occurring or continuing on the Closing Date, (i) would result in the failure to be satisfied of the conditions set forth in Section 6.2(a) or (b) and (ii) cannot be or has not been cured by the earlier of (A) the date that is five Business Days prior to the Outside Date and (B) 30 days after the giving of written notice to Parent of such breach; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.1(f) if the Company or Company OP is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach would result in the failure to be satisfied of the conditions set forth in Section 6.3(a) or (b);

(g)   by Parent, upon written notice to the Company, if either the Company or Company OP shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in each case, which breach or failure to perform or to be true, either individually or in the aggregate, if occurring or continuing on the Closing Date, (i) would result in the failure to be satisfied of the conditions set forth in Section 6.3(a) or (b) and (ii) cannot be or has not been cured by the earlier of (A) the date that is five Business Days prior to the Outside Date and (B) 30 days after the giving of written notice to Company of such breach; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.1(g) if Parent, Merger Sub I or Merger Sub II is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach would result in the failure to be satisfied of the conditions set forth in Section 6.2(a) or (b); or
(h)   by either the Company or Parent, if the Company Required Stockholders Vote shall not have been obtained upon a vote taken thereon at the duly convened Company Stockholders Meeting or at any adjournment or postponement thereof made in compliance with the terms of this Agreement, in each case at which a vote on obtaining the Company Required Stockholders Vote was taken.
Section 7.2   Effect of Termination.   Subject to Section 7.3, in the event of the termination of this Agreement by either the Company or Parent as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of the Company, Company OP, Parent, Merger Sub I or Merger Sub II or their respective officers or directors, except (a) with respect to Section 5.2(b), Section 5.7, the last two sentences of Section 5.15, Section 5.16(b), this Section 7.2, Section 7.3 and Article VIII and (b) for the Confidentiality Agreement, which shall survive such termination, and except that (i) no Party shall be relieved or released from any liabilities or damages arising out of its Fraud or Willful Breach of this Agreement or any other Transaction Agreement or (ii) no such termination shall relieve the Company of its obligation to pay the Company Termination Fee or Parent of its obligations to pay the Parent Termination Fee if, as and when required pursuant to Section 7.3.
Section 7.3   Termination Fees.
(a)   Company Termination Fee.
(i)   If the Company shall terminate this Agreement pursuant to Section 7.1(d), then the Company shall pay to Parent the Company Termination Fee by wire transfer of immediately available funds to an account designated in writing by Parent substantially concurrently with and as a condition to the effectiveness of such termination.
(ii)   If Parent shall terminate this Agreement pursuant to Section 7.1(e), then the Company shall pay to Parent the Company Termination Fee by wire transfer of immediately available funds to an account designated in writing by Parent within three Business Days after termination of this Agreement.
(iii)   In the event that (A) after the date hereof a bona fide Acquisition Proposal with respect to the Company shall have been publicly announced or shall have become publicly disclosed and shall not have been publicly withdrawn without qualification at least two Business Days prior to the Company Stockholders Meeting (or, in the case of termination pursuant to Section 7.1(c), the Outside Date, or in the case of termination pursuant to Section 7.1(g), the date of the applicable breach), (B) thereafter this Agreement is terminated (1) by Parent or the Company pursuant to Section 7.1(h), or by Parent or the Company pursuant to Section 7.1(c) and at such time Parent could have terminated pursuant to Section 7.1(h), or (2) by Parent pursuant to Section 7.1(g), and (C) prior to the date that is 12 months after the date of such termination, the Company either (1) consummates a transaction of a type set forth in the definition of “Acquisition Proposal” or (2) enters into a definitive Acquisition Agreement with respect to an Acquisition Proposal and such transaction is later consummated, then the Company shall, on the date such transaction is consummated, pay to Parent the Company Termination Fee by wire transfer of immediately available funds to an account designated in writing by Parent (provided that, for purposes of this clause (C), each reference to “25% or more” in the definitions of “Acquisition Proposal” and “Acquisition Agreement” shall be deemed to be a reference to “50.1% or more”). In no event shall the Company be required to pay the Company Termination Fee on more than one occasion.

(iv)   As used herein, the “Company Termination Fee” shall be an amount in cash equal to $96,000,000.
(v)   In circumstances where the Company Termination Fee is paid in accordance with this Section 7.3, Parent’s receipt of the Company Termination Fee from or on behalf of the Company shall be Parent’s, Merger Sub I’s and Merger Sub II’s and their respective Affiliates’, successors’ and assigns’ sole and exclusive remedy (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable laws or otherwise) against the Company and its Subsidiaries and any of their respective former, current or future direct or indirect equity holders, general or limited partners, controlling persons, stockholders, shareholders, members, managers, directors, officers, employees, agents, Affiliates or assignees (collectively, the “Company Related Parties”) for all losses and damages suffered as a result of the failure of the Mergers or the other transactions contemplated by this Agreement to be consummated, for any breach or failure to perform hereunder or otherwise, and upon payment of such amount, no such Person shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement (except that the Company shall also be obligated with respect to Section 7.3(c)); provided, however, that no such payment shall relieve the Company Related Parties of any liabilities or damages resulting from any Fraud or Willful Breach of a Transaction Agreement that occurs prior to the termination of this Agreement.
(b)   Parent Termination Fee.
(i)   In the event that (A) either Parent or the Company terminates this Agreement pursuant to Section 7.1(b) and, at the time of such termination, any of the conditions set forth in Section 6.1(b) or Section 6.1(c) shall not have been satisfied or waived (to the extent permitted by applicable Law) or (B) either Parent or the Company terminates this Agreement pursuant to Section 7.1(c) and, in the case of this clause (B), at the time of such termination, all of the conditions set forth in Section 6.1(a) and Section 6.3 shall have been satisfied or waived (to the extent permitted by applicable Law) (other than such conditions that are by their nature or terms to be satisfied by actions taken at the Closing; provided, that (1) such conditions could be satisfied if the Closing were to occur on the date of such termination, and (2) a breach by the Company of its obligations under Section 5.3 is not the primary cause of the Restraint giving rise to the termination right under Section 7.1(b) or the failure of any of the conditions set forth in Section 6.1(b) or Section 6.1(c) to be satisfied prior to the Outside Date) then Parent shall pay, or cause to be paid, to the Company an amount equal to $154,000,000 (the “Parent Termination Fee”) by wire transfer of immediately available funds to an account designated in writing by the Company within three Business Days after termination of this Agreement. In no event shall Parent be required to pay the Parent Termination Fee on more than one occasion.
(ii)   In circumstances where the Parent Termination Fee is paid in accordance with this Section 7.3, the Company’s receipt of the Parent Termination Fee from or on behalf of the Parent shall be the Company’s and its Affiliates’, successors’ and assigns’ sole and exclusive remedy (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable laws or otherwise), against Parent, Merger Sub I and Merger Sub II and any of their respective former, current or future direct or indirect equity holders, general or limited partners, controlling persons, stockholders, shareholders, members, managers, directors, officers, employees, agents, Affiliates or assignees (collectively, the “Parent Related Parties”) for all losses and damages suffered as a result of the failure of the Mergers or the other transactions contemplated by this Agreement to be consummated, for any breach or failure to perform hereunder or otherwise, and upon payment of such amount, no such Person shall have any further liability or obligation relating to or arising out of this Agreement, the Equity Commitment Letter or the transactions contemplated by this Agreement or the Equity Commitment Letter, other than with respect to the Confidentiality Agreement, Section 5.2(b), Section 5.7, the last two sentences of Section 5.15, Section 5.16(b) and the obligations under the second sentence of Section 7.3(c); provided, however, that no such payment shall relieve the Parent Related Parties of any liabilities or damages resulting from any Fraud or Willful Breach of this Agreement or the Equity Commitment Letter that occurs prior to the termination of this Agreement.

(c)   Each of the Parties acknowledges that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the Parties would not enter into this Agreement. Accordingly, if the Company or Parent, as the case may be, fails to promptly pay any amount due pursuant to Section 7.3 in accordance with its terms and the other party commences any Action that results in a judgment or order in its favor for such payment, the paying party shall pay or cause to be paid to the other party its costs and expenses (including reasonable and documented out-of-pocket attorney’s fees and expenses) in connection with such Action, together with the interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published by The Wall Street Journal in effect on the date such payment was required to be made. Each of the Parties acknowledges that the Company Termination Fee or the Parent Termination Fee is not a penalty, but rather are liquidated damages in a reasonable amount that will compensate Parent in the circumstances in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision. Prior to the receipt by a party of the Company Termination Fee or the Parent Termination Fee in accordance herewith, the Parties further acknowledge that the right to receive the Company Termination Fee or Parent Termination Fee shall not limit or otherwise affect any Party’s right to specific performance prior to the termination of this Agreement as provided in Section 8.10.
ARTICLE VIII
GENERAL PROVISIONS
Section 8.1   Non-Survival of Representations, Warranties and Agreements.   None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, and agreements, shall survive the LLC Merger Effective Time, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Company Merger Effective Time or which otherwise by their terms survive the termination of this Agreement or the Company Merger Effective Time.
Section 8.2   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon personal delivery to the Party to be notified, (b) when received when sent by email to the Party to be notified (without a bounce-back message); or (c) when delivered by a courier (with confirmation of delivery), in each case to the Party to be notified at the following address (or to such other address as a Party shall specify in written notice to the other Parties):
if to the Company or Company OP, to:
DigitalBridge Group, Inc.
590 Madison Ave., 34th Floor
New York, New York 10022
Attention:   Chief Legal Officer
E-mail:       legal@digitalbridge.com
with copies (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Ave
New York, NY 10017
Attention:
Elizabeth A. Cooper
Matthew B. Rogers
Matthew T. Gabbard

E-mail:
ecooper@stblaw.com
mrogers@stblaw.com
matthew.gabbard@stblaw.com

White & Case LLP
1221 Avenue of the Americas
New York, NY 10020
Attention:
Thomas W. Christopher
O. Keith Hallam, III
Neeta Sahadev

E-mail:
thomas.christopher@whitecase.com
keith.hallam@whitecase.com
neeta.sahadev@whitecase.com

if to Parent, Merger Sub I or Merger Sub II, to:
Duncan Holdco LLC
300 El Camino Real
Menlo Park, CA 94025
Attention:   Legal Department
Telephone:   650-562-8120
E-mail:       dl-sbsp-notice@softbank.com
with copies (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention:
Robert G. DeLaMater
Matthew B. Goodman
Eric M. Diamond

E-mail:
delamaterr@sullcrom.com
goodmanm@sullcrom.com
diamonde@sullcrom.com

Morrison & Foerster LLP
Shin-Marunouchi Building, 29th Floor
5-1, Marunouchi 1-chome
Chiyoda-ku, Tokyo 100-6529
Attention:   Kenneth A. Siegel
E-mail:      ksiegel@mofo.com
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105
Attention:
Erik G. Knudsen
Joseph P. Sulzbach

E-mail:
eknudsen@mofo.com
jsulzbach@mofo.com

Section 8.3   Interpretation.   When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The rule known as the ejusdem generis rule shall not apply, and accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things. The words “or” and “any” are not exclusive unless clearly described as such, including by reference to “either.” The words contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such words. The phrases “herein,” “hereof,” “hereunder” and words of similar import shall be deemed to refer to this Agreement as a whole, including the Exhibits and Schedules hereto, and not to any particular provision of this Agreement. When used herein, the word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such word or phrase shall not simply mean “if.” References to “$” and “dollars” are to the currency of the United States of America. Any dollar or percentage thresholds set forth herein shall not be used as a benchmark for the determination of what is or is not “material,” a “Parent Material Adverse Effect” or a “Company Material Adverse Effect” under this Agreement. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. The words “made available to Parent” and words of similar import refer to documents (a) posted in the online dataroom(s) hosted by Intralinks for Project Duncan by or on behalf of the Company 2:00 a.m. (New York City time) on December 29, 2025 or (b) delivered in person or electronically to Parent, Merger Sub I, Merger Sub II or their respective Representatives by 2:00 a.m. (New York City time) on December 29, 2025. All accounting terms used and not defined herein shall have the same respective meanings given to them under GAAP. All references to any (i) statute include the rules and regulations promulgated thereunder and all applicable, guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Entity and (ii) Law shall be a reference to such Law as amended, re-enacted, consolidated or replaced as of the applicable date or during the applicable period of time, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific Law will be deemed to refer to such Law as of such date. Except as expressly stated otherwise, any Contract defined or referred to herein or in any schedule that is referred to herein means such Contract as from time to time amended, modified or supplemented (to the extent permitted by the applicable provisions thereof and this Agreement), including by waiver or consent, together with any addenda, schedules or exhibits to, any purchase orders or statements of work governed by, and any “terms of services” or similar conditions applicable to, such agreement. The word “shall” denote a directive and obligation, and not an option, and the word “will” shall be construed to have the same meaning and effect as the word “shall.” When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.
Section 8.4   Counterparts.   This Agreement may be executed in counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including by means of electronic delivery), it being understood that the parties need not sign the same counterpart. Signatures to this Agreement transmitted by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.
Section 8.5   Entire Agreement; No Third-Party Beneficiaries.   This Agreement (including the documents and the instruments referred to herein), the Regulatory Efforts Agreement and the Equity Commitment Letter constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof, other than the Confidentiality Agreement, which shall survive the execution and delivery of this Agreement. Except (a) as provided in Section 5.8 (Exculpation; Indemnification; Directors’ and Officers’ Insurance), which shall inure to the benefit of the Persons benefiting therefrom who are expressly intended to be third-party beneficiaries thereof and who may enforce the covenants contained therein or (b) as otherwise expressly provided herein, nothing in this Agreement is intended to confer upon any person other than the Parties or their respective heirs, successors, executors, administrators and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.
Section 8.6   Governing Law.   This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland (without giving effect to choice of law principles thereof or of any other jurisdiction that would cause the application of the laws of any jurisdiction other than the State of Maryland).

Section 8.7   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability and, unless the effect of such invalidity or unenforceability would prevent the parties from realizing the economic benefits of the Mergers that they currently anticipate obtaining therefrom, shall not render invalid or unenforceable the remaining terms and provisions of this Agreement or affect the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.
Section 8.8   Assignment.   Neither this Agreement nor any of the rights, interests or obligations of the Parties hereunder shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties, and any attempt to make any such assignment without such consent shall be null and void. No assignment will relieve Parent, Merger Sub I or Merger Sub II of any of their respective obligations hereunder. Subject to the immediately preceding two sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.
Section 8.9   Submission to Jurisdiction.   Each of the Parties hereby expressly, irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Circuit Court for Baltimore City, Maryland, Business and Technology Case Management Program or if (and only if) such court shall not have jurisdiction, U.S. District Court for the District of Maryland, Northern Division, and any appellate court from any appeal thereof for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action, suit or proceeding except in such courts, (b) agrees that any claim in respect of any such action, suit or proceeding may be heard and determined in the Circuit Court for Baltimore City, Maryland or, in such Federal court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action, suit or proceeding in the Circuit Court for Baltimore City, Maryland or such Federal court, (d) waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action, suit or proceeding in the Circuit Court for Baltimore City, Maryland or such Federal court and (e) consents to, and agrees to cooperate with regard to, the assignment of any suit, action, or other proceeding brought in the Circuit Court for Baltimore City, Maryland to the Business and Technology Case Management Program of such Court pursuant to Maryland Rule 16-308 (or any successor thereof). Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such suit, action or other proceeding by the mailing of copies thereof by registered mail to such Party at its address set forth in Section 8.2 (Notices), such service of process to be effective upon acknowledgment of receipt of such registered mail; provided that nothing in this Section shall affect the right of any Party to serve legal process in any other manner permitted by Law. However, nothing in this Agreement will affect the right of any Party to serve process on any other Party in any other manner permitted by law.
Section 8.10   Specific Enforcement.   The Parties agree that irreparable damage for which monetary relief (including any fees payable pursuant to Section 7.3 (Termination Fees)), even if available, would not be an adequate remedy would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, including if the Parties fail to take any action required of them hereunder to consummate the Mergers and the transactions contemplated hereby. Subject to the following sentence, the Parties acknowledge and agree that (a) the Parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches and threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court identified in Section 8.9 (Submission to Jurisdiction) without proof of the inadequacy of money damages as a remedy, this being in addition to any other remedy to which they are entitled under this Agreement, the Regulatory Efforts Agreement or the Equity Commitment Letter and (b) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right neither the Company nor Parent would have entered into this Agreement. The Parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid or contrary to Law, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the Parties otherwise have an adequate remedy at Law. The Parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.10 shall not be required to provide any bond or other security in connection with any such order or injunction.
Section 8.11   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ITS RIGHTS TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY MATTERS (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT, THE REGULATORY EFFORTS AGREEMENT, THE EQUITY COMMITMENT LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) MAKES THIS WAIVER VOLUNTARILY AND (B) ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 8.11.
Section 8.12   Amendment.   At any time prior to the Company Merger Effective Time, this Agreement may be amended by the Parties, by an instrument in writing signed on behalf of each of the Parties; provided, that after the Company Required Stockholders Vote is obtained, if any such amendment requires further approval by the stockholders of the Company under applicable Law or in accordance with the rules and regulations of the New York Stock Exchange, the effectiveness of such amendment shall be subject to the approval of the stockholders of the Company.
Section 8.13   Extension; Waiver.   At any time prior to the LLC Merger Effective Time, the Parties, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. The failure or delay of a Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights. No single or partial exercise of any right, remedy, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any waiver shall be effective only in the specific instance and for the specific purpose for which given and shall not constitute a waiver to any subsequent or other exercise of any right, remedy, power or privilege hereunder.
Section 8.14   Non-Recourse.   This Agreement may only be enforced against, and any Action that may be based upon, in respect of, arise under, out of or by reason of, be connected with or relate in any manner to this Agreement, or the negotiation, execution, performance or breach, of this Agreement, including, any representation or warranty made or alleged to have been made, in connection with or as an inducement to, this Agreement (each of such above-described legal, equitable or other theories or sources of liability, a “Recourse Theory”) may only be made or asserted against (and are expressly limited to) the Persons that are expressly identified as Parties in the preamble to and signature pages of this Agreement and solely in their capacities as such. No Person who is not a Party (including, (a) any former, current or future direct or indirect equity holder, controlling Person, management company, incorporator, member, partner, manager, director, officer, employee, agent, Affiliate, assignee, attorney or representative of, and any financial advisor or lender to (all above-described Persons in this sub-clause (a), collectively, “Affiliated Persons”) a Party or any Affiliate of such Party, and (b) any Affiliated Persons of such Affiliated Persons but specifically excluding the Parties (the Persons in sub-clauses (a) and (b), together with their respective successors, assigns, heirs, executors or administrators, collectively, but specifically excluding the Parties, the “Non-Parties”)) will have any liability whatsoever in respect of, based upon or arising out of any Recourse Theory under this Agreement. Without limiting the rights of any Party against the other Parties as set forth herein, in no event will any Party, any of its Affiliates or any Person claiming by, through or on behalf of any of them institute any Action under any Recourse Theory against any Non-Party.

ARTICLE IX
DEFINITIONS
As used in this Agreement, the following terms shall have the following meanings:
“Acceptable Confidentiality Agreement” means a confidentiality agreement permitted by Section 5.4(b) between a third party and the Company which (a) have provisions that are not materially less restrictive in the aggregate to such third party than the provisions in the Confidentiality Agreement are on Parent, provided that such agreement need not contain any standstill or similar provision prohibiting the making of an Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to an Acquisition Proposal and (b) shall not restrict the Company from providing the information required to be provided to Parent pursuant to this Agreement, including Section 5.4.
“Acquisition Agreement” has the meaning set forth in Section 5.4(a).
“Acquisition Proposal” means any inquiry, indication of interest, proposal or offer made by any person (other than Parent, Merger Sub I, Merger Sub II, or any Affiliate thereof) or group (as defined in Section 13(d)(3) of the Exchange Act) (a) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions, (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of 25% or more of the shares of Company Common Stock pursuant to a merger, consolidation or other business combination, recapitalization, sale of shares of capital stock, tender offer, exchange offer or similar transaction, or (ii) any one or more assets or businesses of the Company and its Subsidiaries that generated 25% or more of the consolidated revenues or net income of the Company and its subsidiaries taken as a whole during the twelve month period ended September 30, 2025 or that constitute 25% or more of the assets of the Company and its subsidiaries, taken as a whole as the date hereof; (b) to issue, sell or dispose, directly or indirectly, securities (or options, rights, or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 25% or more of the voting power of the Company; (c) enter into any other transaction involving the Company or its subsidiaries pursuant to which any person (as defined in Section 13(d)(3) of the Exchange Act) or group would have beneficial ownership (as defined pursuant to Section 13(d)(3) of the Exchange Act) of securities representing 25% or more of the total outstanding securities of the Company (by vote or economic interests) after giving effect to the consummation of such transaction; or (d) any combination of the foregoing (in each case, other than the transactions contemplated hereby).
“Action” has the meaning set forth in Section 3.1(f).
“Adviser Compliance Policies” has the meaning set forth in Section 3.1(e)(xiv).
“Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder by the SEC.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise; provided, that (a) no Fund, Portfolio Company (or investment vehicle through which any Fund holds its interest in such Portfolio Company), or Subsidiary of any of the foregoing, shall be deemed to be an Affiliate of the Company or Company OP except for purposes of the definition of “Regulatory Laws” and (b) no Parent Fund or Person in which any Parent Fund holds any direct or indirect investment shall be deemed to be an Affiliate of Parent.
“Affiliated Persons” has the meaning set forth in Section 8.14.
“Agreement” has the meaning set forth in the Preamble.
“AI Inputs” means any and all data, content, or materials of any nature used to train, validate, test, improve, or deploy any AI Technology.

“AI Technology” means any artificial intelligence, machine learning, deep learning or other similar technologies.
“Anti-Corruption Laws” means the anti-bribery provisions of the Foreign Corrupt Practices Act of 1977, and Laws of other countries relating to the prevention of corruption, money laundering, and bribery, including those implementing the OECD Convention on Combating Bribery of Foreign Officials.
“Applicable Jurisdictions” has the meaning set forth in Section 6.1(c).
“Articles of Merger” has the meaning set forth in Section 1.1(a)(ii).
“Bankruptcy and Equitable Exception” has the meaning set forth in Section 3.1(c)(i).
“Barclays” has the meaning set forth in Section 3.1(y).
“Base Date” means September 30, 2025.
“Base Date Revenue Run Rate” means the aggregate annualized run rate revenue of all Fee-Paying Clients as of the Base Date as set forth on Section 3.1(i)(ii) of the Company Disclosure Letter.
“Benefit Plan” means each compensation or benefit plan, program, policy, agreement or other arrangement, including each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA), including each bonus, cash- or equity-based incentive, deferred compensation, stock purchase, health, medical, dental, disability, accident, life insurance, or vacation, paid time off, perquisite, fringe benefit, severance, change of control, retention, employment, separation, retirement, pension, or saving, plan, program, policy, agreement or arrangement, in each case, whether or not in writing and whether or not funded, but excluding any plan, program, agreement, or arrangement that is sponsored, mandated, required to be contributed to, or maintained by a Governmental Entity.
“Board of Directors” means the board of directors of the Company.
“Book-Entry Common Share” has the meaning set forth in Section 2.1(b).
“Book-Entry Securities” has the meaning set forth in Section 2.1(f)(iii).
“Burdensome Condition” means taking any action, or accepting any term or restriction that would: (a) require Parent or any of its Affiliates to take any action that would violate any Law applicable to Parent or any of its Affiliates; (b) require Parent or any of its Affiliates to sell, license, divest, or dispose of any assets, entities, or businesses of Parent or any of its Affiliates, (c) require Parent or any of its Affiliates, or the Company or any of its Affiliates, to sell, license, divest, or dispose of material assets, entities, or businesses of the Company, its Subsidiaries, or any of the Portfolio Companies listed on Section 9.1(c) of the Company Disclosure Letter (a “Specified Portfolio Company”), if such sale, license, divesture or disposal of assets, entities, or businesses of the Company, its Subsidiaries, or any of the Specified Portfolio Companies would result in a material adverse effect following the Closing on (i) the Company and its Subsidiaries, taken as a whole, or (ii) the Specified Portfolio Companies, taken as a whole; (d) place the Company, any of its Subsidiaries, or Specified Portfolio Companies into a voting trust, or cause the Company, any of its Subsidiaries or Specified Portfolio Companies to become subject to (i) a proxy agreement or special security agreement, or (ii) an equivalent structure that would cede to a third party, including any Governmental Entity, the direction or control of (A) the Company and its Subsidiaries that, in the case of this clause (A) would be material to the Company and its Subsidiaries taken as a whole, (B) the Specified Portfolio Companies, that, in the case of this clause (B) would be material to the Specified Portfolio Companies, taken as a whole, or (C) the Company and its Subsidiaries’ investment advisory business consistent with applicable investment advisory laws; (e) prohibit Parent or its Affiliates from receiving business and technical information, to the extent permitted by applicable Law, from the Company, its Subsidiaries and the Specified Portfolio Companies, that is material to (i) the Company and its Subsidiaries, taken as a whole, or (ii) the Specified Portfolio Companies, taken as a whole, in each case insofar as the foregoing restrictions relate to Parent’s, its Affiliates or such Specified Portfolio Company’s activities in the United States, European Union and Japan; (f) terminate, assign, or substantially amend any existing contractual relationships or contractual rights or obligations of Parent, Parent’s Affiliates, the Company, the Company’s Subsidiaries or the Portfolio Companies if any such termination, assignment, or substantial amendment would result in a material adverse effect following the Closing on the Company and its Subsidiaries, taken as a whole, or Parent and its Affiliates, taken as a whole; or (g) require that Parent or its Affiliates accept any material term or restriction that relates to any assets, properties, businesses or operations of Parent or its Affiliates other than the Company, its Subsidiaries and its Portfolio Companies.
“Business Day” means any day ending at 11:59 p.m. (Eastern Time) other than a Saturday, Sunday or other day on which the banks in New York, Maryland or Tokyo, Japan are authorized by Law or executive order to be closed.
“Cancelled Shares” has the meaning set forth in Section 2.1(e).
“Cancelled Units” has the meaning set forth in Section 2.1(f)(iv).
“Capitalization Date” has the meaning set forth in Section 3.1(b)(i).
“Carried Interest” shall mean all direct and indirect rights with respect to carried interest, incentive fees, performance fees and other similar payments, distributions and allocations based, in whole or in part, on the investment performance of a Fund or other Client (excluding a return of capital, unrealized losses and allocable expenses and any return thereon).
“Carry Vehicle” means DCP I Management Participants LLC, DC Partners Management (Cayman) LP and Colony Capital Master GP, LP.
“Certificates” has the meaning set forth in Section 2.1(f)(iii).
“CFIUS” means the Committee on Foreign Investment in the United States and each member agency thereof acting in such capacity.
“CFIUS Approval” means, in the event that the parties have filed a CFIUS Declaration pursuant to 31 C.F.R. § 800.401 or 31 C.F.R. § 800.402, that CFIUS has issued written notice that (a) the transactions contemplated hereby are not a “covered transaction” pursuant to the DPA, (b) it has concluded all action under the DPA, or (c) it is not able to complete action under the DPA with respect to the transactions contemplated hereby on the basis of the CFIUS Declaration but has not requested that the parties submit a CFIUS Notice (and Parent has determined not to file a CFIUS Notice and CFIUS has not initiated a unilateral review); and, in the event that the parties have filed a CFIUS Notice pursuant to 31 C.F.R. § 800.501 that (i) CFIUS has issued a written notification issued that it has determined that (A) the transactions contemplated hereby are not a “covered transaction” pursuant to the DPA or (B) there are no unresolved national security concerns with respect to the transactions contemplated hereby and CFIUS has concluded all action with respect to its review (or, if applicable, investigation) of the transactions contemplated hereby, or (ii) if CFIUS has sent a report to the President of the United States requesting the President’s decision with respect to the transactions contemplated hereby, then either (A) the period under the DPA during which the President may announce his decision to take action to suspend or prohibit the transactions contemplated hereby has expired without any such action being announced or taken, or (B) the President has announced a decision not to take any action to suspend or prohibit the transactions contemplated hereby.
“CFIUS Declaration” has the meaning set forth in Section 5.3(c).
“CFIUS Notice” has the meaning set forth in Section 5.3(c).
“Change in Company Recommendation” has the meaning set forth in Section 5.4(b)(iii).
“Client” means any Person to which the Company or any of its Subsidiaries provides (or, during the relevant period, provided) Investment Management Services.
“Client Consent” has the meaning set forth in Section 5.12.
“Client Governing Body” has the meaning set forth in Section 5.12(a).
“Client Governing Body Consent” has the meaning set forth in Section 5.12(a).
“Client Investor” has the meaning set forth in Section 5.12(a).

“Client Investor Consent” has the meaning set forth in Section 5.12(a).
“Closing” has the meaning set forth in Section 1.2.
“Closing Consenting Revenue Run Rate” means the aggregate Base Date Revenue Run Rate attributable to Consenting Fee-Paying Clients.
“Closing Date” has the meaning set forth in Section 1.2.
“Code” means the Internal Revenue Code of 1986.
“Common Stock Certificate” has the meaning set forth in Section 2.1(b).
“Common Stock Consideration” has the meaning set forth in Section 2.1(b).
“Communications Act” means the Communications Act of 1934, and the rules, regulations, and published policies, procedures, orders and decisions of the FCC.
“Communications Laws” means (a) the Communications Act and (b) the State Telecommunications Laws.
“Company” has the meaning set forth in the Preamble.
“Company 401(k) Plan” has the meaning set forth in Section 5.6(c).
“Company Benefit Plans” means any Benefit Plans sponsored, maintained or contributed to by the Company or any of its Subsidiaries.
“Company Cash” has the meaning set forth in Section 2.2(a).
“Company Charter” has the meaning set forth in Section 2.4.
“Company Class A Common Stock” has the meaning set forth in Section 2.1(b).
“Company Class B Common Stock” has the meaning set forth in Section 2.1(b).
“Company Common Stock” has the meaning set forth in Section 2.1(b).
“Company D&O Insurance” has the meaning set forth in Section 5.8(c).
“Company Disclosure Letter” has the meaning set forth in Section 3.1.
“Company DSU Award” means an award of deferred stock units relating to shares of Company Common Stock granted under the Company Equity Incentive Plan.
“Company Employee” has the meaning set forth in Section 5.6(a).
“Company Equity Awards” has the meaning set forth in Section 2.5(g).
“Company Equity Incentive Plan” means individually, each of the DigitalBridge Group, Inc. 2014 Omnibus Stock Incentive Plan and DigitalBridge Group, Inc. 2024 Omnibus Stock Incentive Plan, and collectively, both of the foregoing, in ease case, as applicable.
“Company Financial Advisors” has the meaning set forth in Section 3.1(y).
“Company Intellectual Property” means any Intellectual Property Rights owned or purported to be owned by the Company or any of its Subsidiaries.
“Company IT Assets” means the IT Assets that are owned or otherwise used by the Company or any of its Subsidiaries in connection with the businesses of the Company and its Subsidiaries.
“Company Lease” means each lease, sublease and other agreement (including all amendments, extensions, renewals, and other similar agreements with respect thereto) under which the Company or any of its Subsidiaries leases or subleases (in each case as tenant, subtenant or by other occupancy arrangement) real property.

“Company Material Adverse Effect” means any event, development, change, circumstance, condition, state of facts, occurrence or effect (“Effect”) that, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect on the business, financial condition, properties, assets, operations, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that, no Effects to the extent resulting from the following, either alone or in combination, shall constitute a Company Material Adverse Effect or be taken into account in determining whether a Company Material Adverse Effect has occurred, is occurring or would reasonably be expected to occur: (a) general changes in or with respect to the economy or the banking, credit, capital, securities or financial markets in the United States or elsewhere in the world, including supply chain disruptions, labor shortages, or changes in inflation, prevailing interest rates, credit availability and liquidity, currency exchange rates or price levels or trading volumes in the United States or foreign securities or credit markets; (b) conditions (or changes therein) generally affecting the industries or geographic regions in which the Company or any of its Subsidiaries operates; (c) any political or geopolitical conditions, any anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions (including in connection with any dispute involving the Russian Federation and Ukraine), outbreak of hostilities, armed conflicts, acts of war (whether or not declared), rebellion, insurrection, sabotage, terrorism or military actions, civil unrest, protests, riots or public disorders, cyberattack or cyberterrorism (in each case that generally affects the industry or region in which the Company operates and is not specifically targeted at the Company or any of its Subsidiaries), including any escalation or worsening of the foregoing, or any law or sanction, mandate, directive, pronouncement, guideline or recommendation issued by a Governmental Entity in response to the foregoing, in each case, in the United States or any other country or region of in the world; (d) any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather, condition, explosion or fire or other force majeure event or act of God, or any escalation or worsening of any of the foregoing; (e) the negotiation, execution, announcement, performance, consummation or existence of this Agreement or the transactions contemplated hereby, including (i) the identity of Parent or any of its Affiliates or any communication by Parent or any of its Affiliates regarding their plans or intentions with respect to the conduct of the business of the Company or any of its Subsidiaries after the Closing and (ii) any Action threatened or initiated by current or former equityholders of the Company or Company OP against Parent, Merger Sub I, Merger Sub II, the Company or any of their respective Affiliates, officers or directors, in each case, to the extent arising out of or relating to this Agreement or the transactions contemplated hereby (it being understood that this clause (e) shall not apply with respect to Section 3.1(c)(ii) or Section 3.1(c)(iii) (or for purposes of the condition set forth in Section 6.3(a) with respect to such representations) to the extent the purpose of such representation or warranty is to address the consequences of the execution of this Agreement or the consummation of the transactions contemplated hereby); (f) changes in GAAP or in any applicable Law; (g) any failure by the Company or any of its Subsidiaries to meet any internal or public budgets, projections, forecasts or predictions of financial performance for any period (it being understood that any underlying facts giving rise or contributing to such failure or changes that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account in determining whether a Company Material Adverse Effect has occurred, is occurring or would reasonably be expected to occur); (h) any termination of Client accounts or change in assets under management, fee related earnings margin or fee-earning equity under management in respect of any Fund or other Client (it being understood that any underlying facts giving rise or contributing to such terminations or changes that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account in determining whether a Company Material Adverse Effect has occurred, is occurring or would reasonably be expected to occur), (i) changes in the trading price or trading volume of the Company’s equity securities or a credit ratings downgrade or change in ratings outlook (it being understood that any underlying facts giving rise or contributing to such change or downgrade that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account in determining whether a Company Material Adverse Effect has occurred, is occurring or would reasonably be expected to occur); (j) any outbreak of illness, epidemic, pandemic, plague or other public health event, or worsening of any of the foregoing; (k) the taking of any actions, or the failure to take any actions (i) required or expressly contemplated to be taken or not taken by the Company or any of its Subsidiaries pursuant to this Agreement (except for any obligation to operate in the Ordinary Course of Business) or (ii) by the Company or any of its Subsidiaries at Parent’s written request by or with Parent’s written consent from the individuals set forth on Section 9.1(a) of the Parent Disclosure Letter (only after disclosure to Parent of all material and relevant facts and circumstances); or (l) the availability or cost of equity, debt or other financing to Parent or any Merger Sub;

provided that, with respect to clauses (a), (b), (c), (d), (f) and (j) of this definition, such Effect shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred, is occurring or would reasonably be expected to occur to the extent, and only to the extent, that it has a material and disproportionately adverse effect on the Company and its subsidiaries, taken as a whole, relative to similarly situated participants in the industries in which the Company and its Subsidiaries operate and then solely to the extent of any such disproportionality.
“Company Material Contract” has the meaning set forth in Section 3.1(h).
“Company Maximum Premium” has the meaning set forth in Section 5.8(c).
“Company Merger” has the meaning set forth in Section 1.1(a)(i).
“Company Merger Effective Time” has the meaning set forth in Section 1.1(a)(ii).
“Company OP” has the meaning set forth in the Preamble.
“Company OP Common Unit” has the meaning assigned to “Membership Common Unit” in the Company OP LLC Agreement.
“Company OP Junior Unit” has the meaning assigned to “Company Junior Unit” in the Company OP LLC Agreement.
“Company OP LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of Company OP, dated as of January 10, 2017, as amended.
“Company OP LTIP Unit” means a partnership interest in Company OP that has been designated as an “LTIP Unit”.
“Company OP LTIP Unit Award” means an award of Company OP LTIP Units granted pursuant to the Company Equity Incentive Plan.
“Company OP Minority Member” has the meaning set forth in Section 2.1(f)(iii).
“Company OP Preferred Unit” has the meaning assigned to “Company Preferred Unit” in the Company OP LLC Agreement.
“Company OP Series D Preferred Unit” has the meaning assigned to “Series D Company Preferred Unit” in the Company OP LLC Agreement.
“Company OP Series E Preferred Unit” has the meaning assigned to “Series E Company Preferred Unit” in the Company OP LLC Agreement.
“Company OP Series G Preferred Unit” has the meaning assigned to “Series G Company Preferred Unit” in the Company OP LLC Agreement.
“Company OP Series H Preferred Unit” has the meaning assigned to “Series H Company Preferred Unit” in the Company OP LLC Agreement.
“Company OP Series I Preferred Unit” has the meaning assigned to “Series I Company Preferred Unit” in the Company OP LLC Agreement.
“Company OP Series J Preferred Unit” has the meaning assigned to “Series J Company Preferred Unit” in the Company OP LLC Agreement.
“Company OP Units” means, collectively, the Company OP Common Units and the Company OP Preferred Units.
“Company Preferred Stock” means, collectively, the Company Series H Preferred Stock, the Company Series I Preferred Stock and the Company Series J Preferred Stock.
“Company PSU Award” means an award of performance-based restricted stock units relating to shares of Company Common Stock granted under the Company Equity Incentive Plan.

“Company Recommendation” has the meaning set forth in Section 5.1(e).
“Company Regulatory Agreement” has the meaning set forth in Section 3.1(e)(xi).
“Company Related Parties” has the meaning set forth in Section 7.3(a)(v).
“Company Required Stockholders Vote” has the meaning set forth in Section 3.1(o).
“Company Restricted Stock Award” means an award of shares of Company Common Stock subject to vesting and/or repurchase conditions granted under the Company Equity Incentive Plan.
“Company RSU Award” means an award of time-based restricted stock units relating to shares of Company Common Stock granted under the Company Equity Incentive Plan.
“Company SEC Documents” has the meaning set forth in Section 3.1(d)(i).
“Company Series H Preferred Stock” means the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, of the Company.
“Company Series I Preferred Stock” means the 7.15% Series I Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, of the Company.
“Company Series J Preferred Stock” means the 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, of the Company.
“Company Specified Award” means each Company Restricted Stock Award, Company RSU Award and Company PSU Award, as applicable, granted under the Company Equity Incentive Plan that is vested but not yet settled as of immediately prior to the Company Merger Effective Time (for the avoidance of doubt, excluding any Company Restricted Stock Award, Company RSU Award and Company PSU Award that vests effective as of the Company Merger Effective Time in accordance with its terms).
“Company Stockholders Meeting” has the meaning set forth in Section 5.1(e).
“Company Termination Fee” has the meaning set forth in Section 7.3(a)(iv).
“Company Warrant” means those certain warrants issued by the Company to Wafra Strategic Holdings LP on July 17, 2020, to purchase up to 1,338,000 shares of the Company’s Class A Common Stock.
“Competition Law(s)” means the HSR Act (and any similar Law enforced by any Governmental Antitrust Entity regarding preacquisition notifications for the purpose of competition reviews), the Sherman Act, the Clayton Act, the Federal Trade Commission Act, and all other federal, state, foreign, multinational or supranational antitrust, competition or trade regulation statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate actions or transactions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition or effectuating foreign investment.
“Confidentiality Agreement” has the meaning set forth in Section 5.2(b).
“Consent Request” has the meaning set forth in Section 5.12(a).
“Consent Requirement” has the meaning set forth in Section 5.12.
“Consenting Fee-Paying Client” means each Fee-Paying Client whose Client Consent shall have been obtained or be deemed to be obtained, as applicable, in accordance with Section 5.12 (including pursuant to Negative Consent, as applicable).
“Consents” has the meaning set forth in Section 5.3(b).
“Contract” means any contract, agreement, lease, note, bond, mortgage, indenture or other binding instrument.

“Controlled Group Liability” means any and all liabilities (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Sections 412 and 4971 of the Code, or (iv) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.
“Converted Shares” has the meaning set forth in Section 2.1(e).
“Converted Units” has the meaning set forth in Section 2.1(f)(ii).
“Credit Funds” means DigitalBridge Credit (Onshore), LP (together with its parallel vehicles, DigitalBridge Credit (Offshore), LP, DigitalBridge Credit (Ont), LP and DigitalBridge Credit Lux, SCSp) and DigitalBridge Credit II (Onshore), LP (together with its parallel vehicles, DigitalBridge Credit II (Offshore), LP and DigitalBridge Credit II (Ont), LP).
“Disqualifying Events” has the meaning set forth in Section 3.1(e)(vii).
“Dissenting Shares” has the meaning set forth in Section 2.4.
“DLLCA” has the meaning set forth in Section 1.1(b)(i).
“DOL” has the meaning set forth in Section 3.1(bb)(i).
“DPA” means Section 721 of the Defense Production Act of 1950 (50 U.S.C. § 4565), including, for the avoidance of doubt, the rules codified at 31 C.F.R. Parts 800-802.
“DSS” has the meaning set forth in Section 1.1(b)(ii).
“DTC” has the meaning set forth in Section 2.2(b)(iv).
“EDGAR” has the meaning set forth in Section 3.1.
“Effect” has the meaning set forth in the definition for “Company Material Adverse Effect”.
“Environmental Laws” means any Law relating to the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, or any other natural resource), including any such Law relating to the exposure to, or the use, storage, transportation, handling, recycling, generation, processing, release, discharge or disposal, of Hazardous Materials.
“Equity Commitment Letter” means, the executed equity commitment letter, dated as of the date hereof, addressed to Parent from the Equity Investor.
“Equity Financing” has the meaning set forth in Section 3.2(f).
“Equity Investor” means SoftBank Group Overseas GK, a Japanese limited liability company.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“Exchange Act” has the meaning set forth in Section 3.1(c)(iii).
“Existing Notes Facilities” means, collectively, the Term Notes and the Variable Funding Notes.
“FCC” means the Federal Communications Commission, or any bureau thereof acting on delegated authority, or any successor agency.
“FCC Approval” has the meaning set forth in Section 5.3(b).
“Fee-Paying Client” means a Client from which the Company or any Subsidiary receives or is entitled to receive, directly or indirectly, management fees, performance fees, incentive allocations or other revenues of any kind.
“Fee-Paying Client Consent Percentage” means a fraction (expressed as a percentage), the numerator of which is the Closing Consenting Revenue Run Rate and the denominator of which is the Base Date Revenue Run Rate.

“FERC” means the Federal Energy Regulatory Commission, or any bureau thereof acting on delegated authority, or any successor agency.
“Flagship Funds” means DigitalBridge Partners, LP (together with DigitalBridge Partners (Offshore), LP), DigitalBridge Partners II, LP (together with DigitalBridge Partners II Lux, SCSp) and DigitalBridge Partners III, LP (together with DigitalBridge Partners III Lux, SCSp).
“FPA” means the Federal Power Act, 16 U.S.C. §§ 791a, et seq., and FERC’s implementing rules and regulations promulgated thereunder.
“Fraud” means that a Party committed actual and intentional common law fraud under Delaware common law with respect to making of its representations and warranties expressly set forth in this Agreement with the intent to induce Parent and Merger Subs, in the case of the Company, or the Company, in the case of Parent and Merger Subs, to rely thereon (or with the expectation that such other Party would rely thereon) to enter into this Agreement and, for the avoidance of doubt, does not include constructive fraud or other claims based on constructive knowledge, negligent misrepresentation, reckless misrepresentation, equitable fraud or similar theories.
“Fund” means any investment fund or other investment vehicle that is a distinct entity (including any general or limited partnership, account, parallel vehicle, alternative investment vehicle, co-investment vehicle, trust, limited liability company or other entity) or that is a separately managed account (a) sponsored or controlled by the Company, Company OP or any of their respective Subsidiaries, and (b) for which the Company, Company OP or any of their respective Subsidiaries acts as the investment adviser, investment sub-advisor, general partner, collateral manager, managing member or manager or otherwise provides Investment Management Services; provided, that (i) solely for purposes of clauses (iii), (iv), (vi) and (ix) of Section 3.1(i), the term “Fund” shall not include any entity as to which there is a Sub-advisory Relationship, and (ii) a “Fund” shall not include any Portfolio Company.
“Fund Documentation” means, with respect to each Fund as of any date of determination, all organizational and governing documentation in respect of such Fund, including its memorandum and articles of incorporation or association, limited partnership agreement, operating agreement, stockholders agreement or other constitutional documents, Investment Advisory Arrangement, offering document or memorandum and form of subscription documents and investor side letters (and any compendiums accurately reflecting in all material respects the operative provisions of such side letters), and any material amendments, modifications, supplements or waivers with respect to any of the foregoing, in each case, that as of such date of determination, are in effect.
“Fund Report” has the meaning set forth in Section 3.1(i)(ix).
“Fundamental IOCs” means Section 4.1(b)(i) through Section 4.1(b)(iv), and Section 4.1(b)(xxiii) (to the extent related to any of the foregoing).
“GAAP” means United States generally accepted accounting principles.
“Government Bid” means any outstanding offer, quotation, bid, or proposal by any of the Company, its Portfolio Companies, or its Subsidiaries that, if accepted or awarded, would lead to a Government Contract.
“Government Contract” Contract of the Company, its Portfolio Companies, or its Subsidiaries for which performance has not been completed or for which final payment has not been received, between any of the Company, its Portfolio Companies, or its Subsidiaries on the one hand, and (a) any Governmental Entity, (b) any prime contractor of any Governmental Entity in its capacity as a prime contractor or (c) any higher-tier subcontractor with respect to any Contract of a type described in clauses (a) or (b), in each case, on the other hand. A task, purchase or delivery order under a Government Contract shall not constitute a separate Government Contract for purposes of this definition, but shall be part of the Government Contract to which it relates.
“Governmental Antitrust Entity” means any Governmental Entity with regulatory jurisdiction over enforcement of any applicable Competition Law.

“Governmental Entity” means any government or governmental or regulatory or administrative body thereof, or political subdivision thereof, whether foreign, multi-national or supra-national, national, federal, regional, state, tribunal or local, or any agency, instrumentality, authority, department, commission, board or bureau thereof, or any court, tribunal, arbitrator, or arbitration panel (whether public or private) or similar judicial body thereof, and any other governmental, quasi-governmental or non-governmental self-regulatory organization, agency, or authority, in each case of competent jurisdiction.
“Hazardous Materials” means each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, regulated or identified under, or for which liability or standards of conduct may be imposed pursuant to, Environmental Laws because of its hazardous, toxic, dangerous or deleterious properties or characteristics.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Indemnified Parties” has the meaning set forth in Section 5.8(a).
“Intellectual Property Rights” means, any and all rights in or to any of the following in any jurisdiction in the world, whether registered or unregistered: (a) issued patents and patent applications (whether provisional or non-provisional), including divisionals, continuations, continuations-in-part, substitutions, reissues, reexaminations, extensions, or restorations of any of the foregoing, and other Governmental Entity-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models); (b) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin (including all common law rights and goodwill associated therewith and all registrations, applications for registration, and renewals therefor), as well as Internet domain names and social media accounts or user names; (c) works of authorship, whether or not copyrightable, and copyrights (including all registrations, applications for registration, and renewals therefor), database rights and rights in Software and all common law and moral rights associated therewith; (d) trade secrets, know-how, and other similar rights in confidential or proprietary information; and (e) all other intellectual property or proprietary rights.
“Intervening Event” has the meaning set forth in Section 5.4(d).
“Investment Adviser Subsidiary” has the meaning set forth in Section 3.1(i)(i).
“Investment Advisory Arrangement” means a Contract (including any limited partnership agreement, limited liability company agreement, managed account agreement or similar governing document of a Client) under which the Company or any of its Subsidiaries provides Investment Management Services for any Fund or any other Person (other than the Company or one of its Subsidiaries).
“Investment Company Act” means the Investment Company Act of 1940.
“Investment Management Services” means investment management or advisory services, including sub-advisory services, distribution or marketing services related to the provision of investment management or investment advisory services, including any similar services deemed to be “investment advice” pursuant to the Advisers Act.
“IRS” means the U.S. Internal Revenue Service or any successor agency.
“IT Assets” means technology devices, computers, Software, firmware, middleware, hardware, systems, servers, networks, workstations, routers, hubs, circuits, switches, data communications lines, and all other information technology equipment, and all associated documentation.
“JPM” has the meaning set forth in Section 3.1(y).
“Labor Agreement” has the meaning set forth in Section 3.1(h)(ix).
“Latest Company Balance Sheet” has the meaning set forth in Section 3.1(p).
“Law” means any federal, state, local, tribunal or foreign law (including common law), act, code, statute, ordinance, rule, act, constitution, regulation, Order or agency requirement of any Governmental Entity.

“Leased Real Property” means any real property leased (including ground leased), subleased, licensed or occupied by the Company or one of its Subsidiaries as lessee, sublessee, or licensee pursuant to a Company Lease.
“Letter of Transmittal” has the meaning set forth in Section 2.2(b)(i).
“Lien” means any mortgage, lien, pledge, encumbrance, deed of trust, license, claim, security interest or option (including right of first refusal or first offer), restriction, right of way, title defect, adverse claim, charge, easement or servitude of any kind.
“LLC Certificate of Merger” has the meaning set forth in Section 1.1(b)(ii).
“LLC Merger” has the meaning set forth in Section 1.1(b)(i).
“LLC Merger Consideration” has the meaning set forth in Section 2.1(f)(iii).
“LLC Merger Effective Time” has the meaning set forth in Section 1.1(b)(ii).
“Merger Consideration” means, collectively, (a) Common Stock Consideration to which holders of Company Common Stock become entitled pursuant to Section 2.1(b), (b) Warrant Consideration to which holders of Company Warrants become entitled pursuant to Section 2.1(d), and (c) LLC Merger Consideration to which Company OP Minority Members become entitled pursuant to Section 2.1(f)(iii).
“Merger Sub” has the meaning set forth in the Preamble.
“Merger Sub I” has the meaning set forth in the Preamble.
“Merger Sub II” has the meaning set forth in the Preamble.
“Mergers” has the meaning set forth in Section 1.1(b)(i).
“Negative Consent” has the meaning set forth in Section 5.12(a).
“Negative Consent Period” has the meaning set forth in Section 5.12(a).
“New Plans” has the meaning set forth in Section 5.6(b).
“NISPOM” means the National Industrial Security Program Operating Manual, 31 C.F.R. Part 117, and any supplements, amendments, and revisions thereof.
“NISPOM Notice” has the meaning set forth in Section 5.3(b).
“NNSA” means the National Nuclear Security Administration of the United States Department of Energy, or any successor thereto.
“Non-Parties” has the meaning set forth in Section 8.14.
“Non-U.S. Company Benefit Plan” has the meaning set forth in Section 3.1(j)(i).
“Non-Wholly Owned Subsidiary” has the meaning set forth in Section 3.1(b)(iv).
“Notice of Recommendation Change” has the meaning set forth in Section 5.4(b)(iv).
“Notice Period” has the meaning set forth in Section 5.4(b)(iv).
“OFAC” has the meaning set forth in the definition for “Sanctioned Person”.
“OP Book-Entry Unit” has the meaning set forth in Section 2.1(f)(iii).
“OP Unit Certificate” has the meaning set forth in Section 2.1(f)(iii).
“Order” means any judgment, order, injunction, decree, writ, award, or ruling issued, promulgated, rendered or entered into by or with any Governmental Entity.
“Ordinary Course of Business” means, with respect to actions taken by any Person, the conduct that is in the ordinary course of business of such Person.

“Ordinary Examinations” has the meaning set forth in Section 3.1(e)(x).
“Organizational Documents” means (a) with respect to any Person that is a corporation, its certificate of incorporation and bylaws, or comparable documents, (b) with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, or comparable documents, (c) with respect to any Person that is a limited liability company, its certificate of formation and limited liability company agreement, or comparable documents, (d) with respect to any Person that is a trust, its declaration of trust, or comparable documents and (e) with respect to any other Person that is not an individual, its comparable organizational documents.
“Outside Date” has the meaning set forth in Section 7.1(c).
“Parent” has the meaning set forth in the Preamble.
“Parent 401(k) Plan” has the meaning set forth in Section 5.6(c).
“Parent Disclosure Letter” has the meaning set forth in Section 3.2.
“Parent Fund” means any investment fund or other investment vehicle that is a distinct entity (including any general or limited partnership, account, parallel vehicle, alternative investment vehicle, co-investment vehicle, trust, limited liability company or other entity) or that is a separately managed account (a) sponsored or controlled by Parent or any of its Subsidiaries, and (b) for which Parent or any of its Subsidiaries acts as the investment adviser, investment sub-advisor, general partner, collateral manager, managing member or manager or otherwise provides Investment Management Services.
“Parent Material Adverse Effect” means any Effect that would, or would reasonably be expected to, prevent or materially delay, or materially impair the ability of Parent, Merger Sub I or Merger Sub II to consummate the Mergers and the other transactions contemplated by this Agreement.
“Parent Related Parties” has the meaning set forth in Section 7.3(b)(ii).
“Parent Termination Fee” has the meaning set forth in Section 7.3(b)(i).
“Party” has the meaning set forth in the Preamble.
“Paying Agent” has the meaning set forth in Section 2.2(a).
“Payment Fund” has the meaning set forth in Section 2.2(a).
“Performance Common Stock” has the meaning set forth in Section 2.1(b).
“Permits” has the meaning set forth in Section 3.1(w).
“Permitted Liens” means (a) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained on the financial statements of the Company or the applicable Subsidiary in accordance with GAAP, (b) Liens in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar Liens, in each case, not yet delinquent or that are being contested in good faith and by appropriate proceedings, (c) Liens incurred or deposits made in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance or other types of social security or foreign equivalents to secure public or statutory obligations, (d) with respect to real property, (i) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon that are imposed by any Governmental Entity having jurisdiction over such real property, (ii) easements, covenants, conditions, restrictions and other similar matters of record affecting title to such real property, (iii) Liens encumbering the interest of the fee owner or any superior lessor, sublessor or sublicensor and (iv) any other non-monetary Liens which, in the case of each of the foregoing clauses (i) through (iv), do not, materially impair the continued use, operation or value of the specific parcel of such real property to which they relate or the conduct of the businesses of the Company or Company OP at such real property, (e) Liens, the existence of which are disclosed in the notes to the consolidated financial statements of the Company included in the Company SEC Documents, (f) Liens to be released and terminated in full on or prior to the Closing Date with no further liabilities on any Person following the Closing Date, (g) Liens described in Section 9.1(a) of the

Company Disclosure Letter, (h) non-exclusive licenses granted by the Company or any of its Subsidiaries in the Ordinary Course of Business, (i) Liens in favor of holders of the Existing Notes Facilities, and (j) Liens in favor of trustees, collateral agents and other service providers in connection with the Existing Notes Facilities.
“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity, including a Governmental Entity.
“Personal Information” means information that identifies or is reasonably capable of identifying, a particular individual, household or browser and, when referring to applicable Laws, has the same meaning as the similar or equivalent term defined thereunder.
“Plan Asset Regulation” has the meaning set forth in Section 3.1(bb)(i).
“Plan Client” means any Client or any Fund with respect to which the Company or any of its Affiliates provides or, within the preceding six years, has provided, Investment Management Services, that is (a) an “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to the provisions of Title I of ERISA), (b) a “plan” within the meaning of Section 4975 of the Code (whether or not subject to the provisions of Section 4975 of the Code), or (c) an entity or account that is deemed to hold the assets of any such “employee benefit plan” or “plan” pursuant to the Plan Asset Regulation or other applicable Law.
“Portfolio Companies” means any Person in which any Fund holds any direct or indirect investment.
“Preferred Stock Consent Solicitation” has the meaning set forth in Section 5.16(a).
“Preferred Stock Governing Documents” has the meaning set forth in Section 5.16(a).
“Proxy Statement” has the meaning set forth in Section 5.1(a).
“PTCE” has the meaning set forth in Section 3.1(bb)(iii).
“Public Utilities Laws” means the FPA, and all other federal statutes governing power generation and delivery services and/or facilities and the rules, regulations, and published policies, procedures, orders and decisions of FERC.
“PUC Approvals” has the meaning set forth in Section 5.3(b).
“Recourse Theory” has the meaning set forth in Section 8.14.
“Registered IP” means any Company Intellectual Property that is issued by, registered with, renewed by or the subject of a pending application before any Governmental Entity or Internet domain registrar.
“Regulatory Approvals” means (a) the expiration or termination of any waiting period applicable to the Mergers and the other transactions contemplated by this Agreement under the HSR Act and (b) all other approvals from Governmental Entities set forth on Section 6.1(b) of the Company Disclosure Letter.
“Regulatory Efforts Agreement” has meaning set forth in Recitals.
“Regulatory Laws” means (a) the Competition Laws, (b) the DPA and all other such applicable Laws that prohibit, restrict or regulate foreign investments, (c) the Communications Laws, (d) Public Utilities Laws, (e) any Laws that screens, prohibits, restricts or regulates investments on public order or national security grounds, and (f) any other Law of any Governmental Entity that regulates the Company, any of its Subsidiaries, or any of its Affiliates, or any of their respective business or operations.
“Remedy Action” has the meaning set forth in Section 5.3(h).
“Representatives” means, with respect to any Person, such Person’s directors, managers, officers, employees, agents, or advisors (including investment bankers, financial or other advisors or consultants, auditors, accountants, attorneys, brokers, finders or other agents).
“Restraints” has the meaning set forth in Section 6.1(c).

“SAF” means DigitalBridge Strategic Assets Fund, LP and its parallel, feeder and alternative investment vehicles.
“Sanctioned Jurisdiction” means, a country or territory that is itself or has been since April 24, 2019, the target of comprehensive, territory-wide Sanctions (including Cuba, Iran, North Korea, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic).
“Sanctioned Person” means any Person that is the target of Sanctions, including: (a) any Person listed in any U.S. or non-U.S. Sanctions-related list of designated Persons, including those maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, or the United Kingdom; (b) any Person operating, organized, or resident in a Sanctioned Jurisdiction; (c) the government of a Sanctioned Jurisdiction or the Government of Venezuela; (d) any Person that is, in the aggregate, 50% or more owned, directly or indirectly, or controlled by any such Person or Persons in the foregoing clauses (a)-(c); or (e) any national of a Sanctioned Jurisdiction with whom U.S. persons are prohibited from dealing.
“Sanctions” means all U.S. and non-U.S. economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time, including those imposed by the U.S. government, including those administered by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, or the United Kingdom.
“Sarbanes-Oxley Act” has the meaning set forth in Section 3.1(d)(i).
“SDAT” has the meaning set forth in Section 1.1(a)(ii).
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” has the meaning set forth in Section 3.1(b)(iii).
“Significant Subsidiary” means each of the Company’s “significant subsidiaries” (as such term is defined in Section 1-02 of Regulation S-X under the Exchange Act).
“Similar Law” has the meaning set forth in Section 3.1(bb)(i).
“Software” means computer programs, operating systems, applications, firmware and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof.
“State PUC” means any state public service or public utilities commission, or similar state regulatory agency or body that regulates the business of the Company and its Subsidiaries.
“State Telecommunications Laws” means the state statutes governing intrastate telecommunications services and/or facilities and the rules, regulations, and published policies, procedures, orders and decisions of the State PUCs.
“Sub-advisory Relationship” means any Contract pursuant to which any the Company or any of its Subsidiaries provides sub-advisory services to any investment fund or other collective investment vehicle or any account, in each case, whose sponsor, principal advisor, general partner, managing member, manager or investment adviser is any Person who is not the Company or any of its Subsidiaries.
“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, joint venture, real estate investment trust or other legal entity of which: (a) such Person directly or indirectly owns or controls at least a majority of the capital stock or other equity interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions; (b) such Person holds, directly or indirectly, at least majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation, partnership, limited liability company or other entity; or (c) such Person is the general partner or the managing member; provided, that no Fund,

Portfolio Company (or investment vehicle through which any Fund holds its interest in such Portfolio Company), or Subsidiary of any of the foregoing, shall be deemed to be a direct or indirect Subsidiary of the Company or Company OP.
“Superior Proposal” has the meaning set forth in Section 5.4(c).
“Surviving Company OP” has the meaning set forth in Section 1.1(b)(i).
“Surviving Corporation” has the meaning set forth in Section 1.1(a)(i).
“Tax” or “Taxes” means all U.S. federal, state and local and foreign taxes, levies, fees, imposts or other similar charges in the nature of a tax, including assessments of the Universal Service Administrative Company or similar state entities, in each case, imposed by any taxing authority, including income, estimated income, business, occupation, franchise, real property, payroll, personal property, sales, transfer, stamp, use, employment, commercial rent, withholding, occupancy, premium, gross receipts, profits, windfall profits, deemed profits, license, lease, severance, capital, production, corporation, ad valorem and, excise taxes, and including any interest, penalties and additions to tax imposed by any taxing authority with respect thereto.
“Tax Return” means any report, return, document, form, information return or declaration filed or required to be filed with any taxing authority with respect to Taxes, including any schedule or attachment thereto and any amendment thereof.
“Team Telecom” has the meaning set forth in Section 5.3(b).
“Term Notes” means the 3.933% Secured Fund Fee Revenue Notes, Series 2021-1 issued pursuant to that certain Indenture, dated as of July 9, 2021, among DigitalBridge Issuer, LLC, DigitalBridge Co-Issuer, LLC, the “Asset Entities” party thereto, and Citibank, N.A., as Trustee, as amended by that certain First Amendment to Base Indenture, dated as of April 1, 2022, as supplemented by that certain Series 2021-1 Indenture Supplement, dated as of July 9, 2021 (as amended by Amendment No. 1 to Series 2021-1 Indenture Supplement, dated as of April 1, 2022), and as further amended, amended and restated, supplemented, refinanced, replaced, or otherwise modified from time to time.
“to Parent’s knowledge” or “to the knowledge of Parent” means the actual knowledge of any of the individuals listed in Section 9.1(b) of the Parent Disclosure Letter.
“to the Company’s knowledge” or “to the knowledge of the Company” means the actual knowledge of any of the individuals listed in Section 9.1(b) of the Company Disclosure Letter.
“Trade Controls” means (a) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered, or enforced by the U.S. government, including the Arms Export Control Act (22 U.S.C. § 1778), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701–1706), Section 999 of the Internal Revenue Code, the U.S. customs laws at Title 19 of the U.S. Code, the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120–130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1, and the Foreign Trade Regulations (15 C.F.R. Part 30); and (b) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered or enforced by any other Governmental Entity with jurisdiction over the Company or any of its Subsidiaries, except to the extent inconsistent with U.S. law.
“Transaction Agreements” means this Agreement, the Equity Commitment Letter and the Regulatory Efforts Agreement.
“Transfer Taxes” has the meaning set forth in Section 5.11(a).
“Ultimate Parent” means SoftBank Group Corp.
“Variable Funding Notes” means the Secured Fund Fee Revenue Variable Funding Notes, Series 2021-1, Class A-1, issued pursuant to that certain Indenture, dated as of July 9, 2021, among DigitalBridge Issuer, LLC, DigitalBridge Co-Issuer, LLC, the “Asset Entities” party thereto, and Citibank, N.A., as Trustee, as amended by that certain First Amendment to Base Indenture, dated as of April 1, 2022, as supplemented by that certain Series 2021-1 Indenture Supplement, dated as of July 9, 2021 (as amended by Amendment No. 1 to Series 2021-1 Indenture Supplement, dated as of April 1, 2022), and as further amended, amended and restated, supplemented, refinanced, replaced, or otherwise modified from time to time.
“Vested Company OP LTIP Unit” has the meaning set forth in Section 2.5(f)(i).
“Violation” has the meaning set forth in Section 3.1(c)(ii).
“Warehoused Assets” has the meaning set forth in Section 4.1(b)(v).
“Warrant Consideration” has the meaning set forth in Section 2.1(d).
“Willful Breach” means, with respect to any Person, a deliberate and willful act or a deliberate and willful failure to act, in each case, which action or failure to act (as applicable) occurs with the actual knowledge that such act or failure to act constitutes, or would reasonably be expected to constitute, a material breach of a covenant set forth in any Transaction Agreement, regardless of whether breaching was the intent and object of the act or the failure to act, and which in fact does cause a breach of any Transaction Agreement, it being understood that such term shall include, in any event, the failure to consummate the Closing when required to do so by this Agreement or to consummate the Equity Financing when required to do so by the Equity Commitment Letter.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, Company, Company OP, Parent, Merger Sub I and Merger Sub II have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first set forth above.
DIGITALBRIDGE GROUP, INC.
By:
/s/ Marc C. Ganzi

Name: Marc C. Ganzi
Title:  Chief Executive Officer
DIGITALBRIDGE OPERATING COMPANY, LLC
By:
DigitalBridge Group, Inc., its managing member

By:
/s/ Marc C. Ganzi

Name: Marc C. Ganzi
Title:  Chief Executive Officer
[Signature Page to Merger Agreement]

IN WITNESS WHEREOF, Company, Company OP, Parent, Merger Sub I and Merger Sub II have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first set forth above.
DUNCAN HOLDCO LLC
By:
/s/ Vikas Parekh

Name: Vikas Parekh
Title:   President
DUNCAN SUB I INC.
By:
/s/ Vikas Parekh

Name: Vikas Parekh
Title:   President
DUNCAN SUB II LLC
By:
/s/ Vikas Parekh

Name: Vikas Parekh
Title:   President
[Signature Page to Merger Agreement]

Exhibit A
Amended and Restated Charter of the Surviving Corporation
[Attached.]

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EXHIBIT A
DIGITALBRIDGE GROUP, INC.
SECOND AMENDED AND RESTATED CHARTER
ARTICLE I
NAME
The name of the corporation (the “Corporation”) is:
DigitalBridge Group, Inc.
ARTICLE II
PURPOSE
The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in Maryland are CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.
ARTICLE IV
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS
Section 4.1   Number of Directors.   The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation currently shall be seven (7), which number may be increased or decreased pursuant to the bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualified are [•].
Section 4.2   Extraordinary Actions.   Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 4.3   Authorization by Board of Stock Issuance.   The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter of this Corporation (the “Charter”) or the Bylaws.
Section 4.4   Preemptive Rights.   Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 5.4 or as may otherwise be provided by contract, no stockholder shall have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which the Corporation may issue or sell.

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Section 4.5   Determinations by Board.   The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with this Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation.
Section 4.6   Removal of Directors.   Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors.
Section 4.7   Rights of Objecting Stockholders.   Holders of shares of stock of the Corporation shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland General Corporation Law unless the Board of Directors of the Corporation, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights shall apply, with respect to all or any classes or series of stock, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares of stock of the Corporation would otherwise be entitled to exercise such rights.
ARTICLE V
STOCK
Section 5.1   Authorized Shares.   The Corporation has authority to issue [500,000,000] shares of stock, consisting of [250,000,000] shares of Common Stock, $0.001 par value per share (“Common Stock”) and [250,000,000] shares of Preferred Stock, $0.01 par value per share (“Preferred Stock” and, together with the Common Stock, “Capital Stock”). The aggregate par value of all authorized shares of stock having par value is $[2,750,000]. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. To the extent permitted by Maryland law, the Board of Directors, without any action by the stockholders of the Corporation, may amend this Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.
Section 5.2   Common Stock.   Except as may otherwise be specified in this Charter, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.
Section 5.3   Preferred Stock.   The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more classes or series of stock. The descriptions of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of (i) the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock are attached hereto as Exhibit A, (ii) the 7.15% Series I Cumulative Redeemable Perpetual Preferred Stock are attached hereto as Exhibit B, and (iii) the 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock are attached hereto as Exhibit C, which are incorporated herein by reference and made a part hereof.

A-A-3

Section 5.4   Classified or Reclassified Shares.   Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, including, without limitation, restrictions on transferability, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside this Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.
Section 5.5   Charter and Bylaws.   All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of this Charter and the Bylaws.
ARTICLE VI
LIMITATION OF LIABILITY; INDEMNIFICATION
Section 6.1   Limitation of Liability.   To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.
Section 6.2   Indemnification and Advance of Expenses.   To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of and solely to the extent related to his or her service in that capacity, and (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager, trustee, employee or agent of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of and solely to the extent related to his or her service in that capacity, in either case, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The rights to indemnification and advance of expenses provided by this Charter shall vest immediately upon election of a director or officer. The Corporation may, with the approval of the Board of Directors, provide such indemnification and advancement of expenses to an individual who served a predecessor of the Corporation in any of the capacities described in clauses (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in this Charter shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
Section 6.3   Amendment or Repeal.   Neither the amendment nor repeal of this Article VI, nor the adoption or amendment of any other provision of this Charter or Bylaws inconsistent with this Article VI, shall apply to or affect in any respect the applicability of the preceding sections of this Article VI with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
ARTICLE VII
AMENDMENTS
The Corporation reserves the right from time to time to make any amendment to this Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set

A-A-4

forth in this Charter, of any shares of outstanding stock. All rights and powers conferred by this Charter on stockholders, directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in this Charter, any amendment to this Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

A-A-5

Exhibit A
7.125% Series H Cumulative Redeemable Perpetual Preferred Stock
(1)   Designation and Number.   A series of Preferred Stock, designated as the “7.125% Series H Cumulative Redeemable Perpetual Preferred Stock” (the “Series H Preferred Stock”), is hereby established. The par value of the Series H Preferred Stock is $0.01 per share. The number of shares of the Series H Preferred Stock shall be [•].
(2)   Ranking.   The Series H Preferred Stock will, with respect to rights to receive dividends and to participate in distributions or payments upon liquidation, dissolution or winding up of the Corporation, rank (a) senior to the Common Stock (as defined in the Charter) and any other class of capital stock of the Corporation, now or hereafter issued and outstanding, the terms of which provide that such capital stock ranks, as to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Corporation, junior to such Series H Preferred Stock (“Junior Stock”), (b) on a parity with the 7.15% Series I Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, and any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series H Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation (“Parity Stock”); and (c) junior to any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank senior to the Series H Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation (“Senior Stock”). Any authorization or issuance of Senior Stock would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series H Preferred Stock voting together as a single class with all other classes or series of Parity Stock upon which like voting rights have been conferred and are exercisable. Any convertible or exchangeable debt securities that the Corporation may issue are not considered to be equity securities for these purposes.
(3)   Dividends.
(a)   Holders of the then outstanding shares of Series H Preferred Stock shall be entitled to receive, when, as and if authorized by the Board and declared by the Corporation, out of funds legally available for payment of dividends, cumulative cash dividends at the rate of 7.125% per annum of the $25.00 liquidation preference of each share of Series H Preferred Stock (equivalent to $1.78125 per annum per share).
(b)   Dividends on each outstanding share of Series H Preferred Stock shall be cumulative from and including January 15, 2017 and shall be payable (i) for the period from January 15, 2017 to April 14, 2017, on April 15, 2017, and (ii) for each quarterly distribution period thereafter, quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on July 15, 2017 (each such day being hereinafter called a “Series H Dividend Payment Date”) at the then applicable annual rate; provided, however, that if any Series H Dividend Payment Date falls on any day other than a Business Day (as hereinafter defined), the dividend that would otherwise have been payable on such Series H Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series H Dividend Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series H Dividend Payment Date to such next succeeding Business Day. Each dividend is payable to holders of record as they appear on the stock records of the Corporation at the close of business on the record date, not exceeding 30 days preceding the applicable Series H Dividend Payment Date, as shall be fixed by the Board. Dividends shall accumulate from January 15, 2017 or the most recent Series H Dividend Payment Date to which full cumulative dividends have been paid, whether or not in any such dividend period or periods there shall be funds legally available for the payment of such dividends, whether the Corporation has earnings or whether such dividends are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series H Preferred Stock that may be in arrears. Holders of the Series H Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Series H Preferred Stock. Dividends payable on the Series H Preferred Stock for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Series H Preferred Stock for each full dividend period will be computed

A-A-6

by dividing the applicable annual dividend rate by four. After full cumulative distributions on the Series H Preferred Stock have been paid, the holders of Series H Preferred Stock will not be entitled to any further distributions with respect to that dividend period.
(c)   So long as any shares of Series H Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Stock for any period unless full cumulative dividends have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series H Preferred Stock for all prior dividend periods. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon the Series H Preferred Stock and all dividends authorized and declared upon any other series or class or classes of Parity Stock shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series H Preferred Stock and such Parity Stock.
(d)   So long as any shares of Series H Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in Junior Stock of, or in options, warrants or rights to subscribe for or purchase, Junior Stock) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary, or a conversion into or exchange for Junior Stock), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Stock), unless in each case full cumulative dividends on all outstanding shares of Series H Preferred Stock and any Parity Stock at the time such dividends are payable shall have been paid or set apart for payment for all past dividend periods with respect to the Series H Preferred Stock and all past dividend periods with respect to such Parity Stock.
(e)   Any dividend payment made on the Series H Preferred Stock, including any capital gains dividends, shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.
(f)   Except as provided herein, the Series H Preferred Stock shall not be entitled to participate in the earnings or assets of the Corporation.
(g)   As used herein, the term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.
(h)   As used herein, the term “dividend” does not include dividends payable solely in shares of Junior Stock on Junior Stock, or in options, warrants or rights to holders of Junior Stock to subscribe for or purchase any Junior Stock.
(4)   Liquidation Preference.
(a)   In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of Junior Stock, the holders of the Series H Preferred Stock shall be entitled to receive $25.00 per share (the “Liquidation Preference”) plus an amount per share equal to all accrued and unpaid dividends (whether or not earned or declared) thereon to, but not including, the date of final distribution to such holders; but such holders of the Series H Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the Series H Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series H Preferred Stock and any such other Parity Stock ratably in accordance with the respective amounts that would be payable on such Series H Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, none of (i) a consolidation or merger of the Corporation with

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one or more entities, (ii) a statutory stock exchange by the Corporation or (iii) a sale or transfer of all or substantially all of the Corporation’s assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.
(b)   Until payment shall have been made in full to the holders of the Series H Preferred Stock, as provided in this Section 4, and to the holders of Parity Stock, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. Subject to the rights of the holders of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series H Preferred Stock, as provided in this Section 4, any series or class or classes of Junior Stock shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series H Preferred Stock shall not be entitled to share therein.
(5)   Optional Redemption.
(a)   Except as otherwise permitted by the Charter and paragraph (b) below, the Series H Preferred Stock shall not be redeemable by the Corporation prior to April 13, 2020. On and after April 13, 2020, the Corporation, at its option, upon giving notice as provided below, may redeem the Series H Preferred Stock, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series H Preferred Stock (whether or not declared), to, but not including, the redemption date (the “Regular Redemption Right”).
(b)   Upon the occurrence of a Change of Control (as defined herein), the Corporation will have the option, upon giving notice as provided below, to redeem the Series H Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which the Change of Control has occurred (the “Special Redemption Right”), for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series H Preferred Stock (whether or not declared), to, but not including, the redemption date (the “Special Redemption Price”). If the Corporation exercises its Special Redemption Right in connection with a Change of Control, holders of Series H Preferred Stock will not be permitted to exercise their Change of Control Conversion Right (as defined herein) in respect of any shares of Series H Preferred Stock that have been called for redemption, and any shares of Series H Preferred Stock subsequently called for redemption that have been tendered for conversion will be redeemed on the applicable date of redemption instead of converted on the Change of Control Conversion Date (as defined herein). Any partial redemption will be selected by lot or pro rata.
A “Change of Control” will be deemed to have occurred at such time after the original issuance of the Series H Preferred Stock when the following has occurred:
(i)   the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Corporation entitling that person to exercise more than 50% of the total voting power of all shares of the Corporation entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and
(ii)   following the closing of any transaction referred to in clause (i) above, neither the Corporation nor the acquiring or surviving entity has a class of common securities or American Depositary Receipts listed on the NYSE, the NYSE Amex Equities, or NYSE Amex, or NASDAQ, or listed on an exchange that is a successor to the NYSE, NYSE Amex or NASDAQ.
(c)   The following provisions set forth the general procedures for redemption applicable to redemptions pursuant to the Regular Redemption Right and the Special Redemption Right:
(i)   Upon any redemption date applicable to Series H Preferred Stock, the Corporation shall pay on each share of Series H Preferred Stock to be redeemed any accrued and unpaid dividends (whether or not declared), in arrears, for any dividend period ending on or prior to the redemption date. If a redemption date falls after a record date for a Series H Preferred Stock dividend payment and prior to

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the corresponding Series H Dividend Payment Date, then each holder of the Series H Preferred Stock at the close of business on such record date shall be entitled to the dividend payable on such Series H Preferred Stock on the corresponding Series H Dividend Payment Date notwithstanding the redemption of such Series H Preferred Stock prior to such Series H Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on any shares of Series H Preferred Stock called for redemption.
(ii)   If full cumulative dividends on the Series H Preferred Stock and any class or classes of Parity Stock have not been paid or declared and set apart for payment, the Corporation may not purchase, redeem or otherwise acquire Series H Preferred Stock in part or any Parity Stock other than in exchange for Junior Stock.
(iii)   On and after the date fixed for redemption, provided that the Corporation has made available at the office of the registrar and transfer agent a sufficient amount of cash to effect the redemption, dividends will cease to accrue on the shares of Series H Preferred Stock called for redemption (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series H Dividend Payment Date, holders of Series H Preferred Stock on the applicable dividend payment record date will be entitled on such Series H Dividend Payment Date to receive the dividend payable on such shares on the corresponding Series H Dividend Payment Date), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Series H Preferred Stock shall cease except the right to receive the cash payable upon such redemption, without interest from the date of such redemption.
(d)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Regular Redemption Right.
(i)   A notice of redemption (which may be contingent upon the occurrence of a future event) shall be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the Series H Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the redemption of any shares of the Series H Preferred Stock except as to the holder to whom notice was defective or not given. In addition to any information required by law or by the applicable rules of any exchange upon which the Series H Preferred Stock may be listed or admitted to trading, each notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series H Preferred Stock to be redeemed and, if fewer than all the shares of Series H Preferred Stock held by such holder are to be redeemed, the number of such shares of Series H Preferred Stock to be redeemed from such holder; (D) the place or places where the certificates, if any, evidencing the shares of Series H Preferred Stock are to be surrendered for payment of the redemption price; and (E) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.
(ii)   If fewer than all the outstanding shares of the Series H Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata (as nearly as practicable without creating fractional shares).
(iii)   At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series H Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series H Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies so deposited which remain unclaimed by the holders of the Series H Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.

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(e)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Special Redemption Right.
(i)   A notice of special optional redemption will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the Series H Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the special optional redemption of the shares of Series H Preferred Stock except as to the holder to whom notice was defective or not given. Each notice will state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series H Preferred Stock to be redeemed; (D) the place or places where the certificates, if any, evidencing the shares of Series H Preferred Stock are to be surrendered for payment; (E) that the shares of Series H Preferred Stock are being redeemed pursuant to the Corporation’s special optional redemption right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; (F) that the holders of shares of Series H Preferred Stock to which the notice relates will not be able to tender such shares of Series H Preferred Stock for conversion in connection with the Change of Control and each share of Series H Preferred Stock tendered for conversion that is selected for redemption, prior to the Change of Control Conversion Date, will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date; and (G) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.
(ii)   If fewer than all the shares of Series H Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of shares of Series H Preferred Stock to be redeemed from such holder. If fewer than all of the outstanding shares of Series H Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata.
(iii)   On and after the date fixed for redemption, provided that the Corporation has given a notice of redemption and has paid or set aside sufficient funds for the redemption in trust for the benefit of the holders of shares of Series H Preferred Stock called for redemption, those shares of Series H Preferred Stock will be treated as no longer being outstanding, no further dividends will accrue on the share of Series H Preferred Stock called for redemption and all other rights of the holders of those shares of Series H Preferred Stock will terminate (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series H Dividend Payment Date, holders of Series H Preferred Stock on the applicable record date will be entitled on such Series H Dividend Payment Date to receive the dividend payable on such shares on the corresponding Series H Dividend Payment Date). The holders of those shares of Series H Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid dividends to (but not including) the redemption date, without interest from the date of such redemption.
(iv)   At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series H Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series H Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies so deposited which remain unclaimed by the holders of the Series H Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.
(f)   Any shares of Series H Preferred Stock that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.
(6)   Voting Rights.   Except as otherwise set forth herein, the Series H Preferred Stock shall not have any relative, participating, optional or other voting rights or powers, and the consent of the holders thereof

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shall not be required for the taking of any corporate action. In any matter in which the holders of Series H Preferred Stock are entitled to vote, each such holder shall have the right to one vote for each share of Series H Preferred Stock held by such holder.
(a)   If and whenever six quarterly dividends (whether or not consecutive) payable on the Series H Preferred Stock are in arrears, whether or not earned or declared, the number of members then constituting the Board will be increased by two and the holders of Series H Preferred Stock, voting together as a class with the holders of any other series of Parity Stock upon which like voting rights have been conferred and are exercisable (any such other series, the “Voting Preferred Stock”), will have the right to elect two additional directors of the Corporation (the “Preferred Stock Directors”) at an annual meeting of stockholders or a properly called special meeting of the holders of the Series H Preferred Stock and such Voting Preferred Stock and at each subsequent annual meeting of stockholders until all such dividends and dividends for the then current quarterly period on the Series H Preferred Stock and such other Voting Preferred Stock have been paid or declared and set aside for payment. Whenever all arrears in dividends on the Series H Preferred Stock and the Voting Preferred Stock then outstanding have been paid and full dividends on the Series H Preferred Stock and the Voting Preferred Stock for the then current quarterly dividend period have been paid in full or declared and set apart for payment in full, then the right of the holders of the Series H Preferred Stock and the Voting Preferred Stock to elect the two Preferred Stock Directors will cease, the terms of office of the Preferred Stock Directors will forthwith terminate and the number of members of the Board will be reduced accordingly; provided, however, that the right of the holders of the Series H Preferred Stock and the Voting Preferred Stock to elect the Preferred Stock Directors will again vest if and whenever six quarterly dividends are in arrears, as described above. In no event shall the holders of Series H Preferred Stock be entitled pursuant to these voting rights to elect a director that would cause the Corporation to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of the Corporation’s stock is listed. In class votes with other Voting Preferred Stock, preferred stock of different series shall vote in proportion to the liquidation preference of the preferred stock.
(b)   So long as any shares of Series H Preferred Stock are outstanding, the approval of two-thirds of the votes entitled to be cast by the holders of outstanding Series H Preferred Stock, voting separately as a class, either at a meeting of stockholders or by written consent, is required (i) to amend, alter or repeal any provisions of the Charter, whether by merger, consolidation or otherwise, to affect materially and adversely the voting powers, rights or preferences of the holders of the Series H Preferred Stock, unless in connection with any such amendment, alteration or repeal, the Series H Preferred Stock remains outstanding without the terms thereof being materially changed in any respect adverse to the holders thereof or is converted into or exchanged for preferred stock of the surviving entity having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof that are substantially similar to those of the Series H Preferred Stock, or (ii) to authorize, create, or increase the authorized amount of any class or series of capital stock having rights senior to the Series H Preferred Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up (provided that if such amendment affects materially and adversely the rights, preferences, privileges or voting powers of one or more but not all of the other series of Voting Preferred Stock, the consent of the holders of at least two-thirds of the outstanding shares of each such series so affected is required). However, the Corporation may create additional classes of Parity Stock and Junior Stock, amend the Charter to increase the authorized number of shares of Parity Stock (including the Series H Preferred Stock) and Junior Stock and issue additional series of Parity Stock and Junior Stock without the consent of any holder of Series H Preferred Stock.
(c)   The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series H Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.
(7)   Information Rights.   During any period in which the Corporation is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any shares of Series H Preferred Stock are outstanding, the Corporation will (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series H Preferred Stock, as their names and addresses appear in the record books of the Corporation and without cost to such holders, copies of the annual reports on

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Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation were subject thereto (other than any exhibits that would have been required) and (ii) promptly, upon request, supply copies of such reports to any prospective holder of Series H Preferred Stock. The Corporation will mail (or otherwise provide) the information to the holders of Series H Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which the Corporation would be required to file such periodic reports if the Corporation were a “non-accelerated filer” within the meaning of the Exchange Act.
(8)   Other Limitations.   Ownership and Transfer of the Series H Preferred Stock. The Series H Preferred Stock constitutes Capital Stock (as defined in the Charter) of the Corporation and is governed by and issued subject to all the ownership and transfer restrictions of the Charter applicable to Capital Stock generally. The foregoing sentence shall not be construed to limit the applicability to the Series H Preferred Stock of any other term or provision of the Charter.
(9)   Conversion Upon a Change of Control.   The Series H Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 9.
(a)   Upon the occurrence of a Change of Control, each holder of Series H Preferred Stock will have the right, subject to the Special Redemption Right of the Corporation, to convert some or all of the shares of Series H Preferred Stock held by such holder (the “Change of Control Conversion Right”) on the relevant Change of Control Conversion Date (as defined herein) into a number of shares of Common Stock (as defined in the Charter) per share of Series H Preferred Stock (the “Common Stock Conversion Consideration”) equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) $25.00, plus (y) an amount equal to any accrued and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (as defined herein), except if such Change of Control Conversion Date is after a record date for a Series H Preferred Stock dividend payment and prior to the corresponding Series H Dividend Payment Date, in which case the amount pursuant to this clause (i)(y) shall equal $0.00 in respect of such dividend payment to be made on such Series H Dividend Payment Date, by (ii) the Common Stock Price (as defined herein) (such quotient, the “Conversion Rate”), and (B) 2.8198 (the “Share Cap”), subject to the immediately succeeding paragraph.
The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a Common Stock dividend), subdivisions or combinations (in each case, a “Share Split”) with respect to Common Stock as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Common Stock that is equivalent to the product of (i) the Share Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.
For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Common Stock (or equivalent Alternative Conversion Consideration (as defined herein), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed [•] shares of Common Stock (or equivalent Alternative Conversion Consideration, as applicable), subject to increase to the extent the underwriters’ over-allotment option to purchase additional Series H Preferred Stock in the initial public offering of Series H Preferred Stock is exercised, not to exceed [•] shares of Common Stock in total (or equivalent Alternative Conversion Consideration, as applicable) (the “Exchange Cap”). The Exchange Cap is subject to pro rata adjustments for any Share Splits with respect to Common Stock as follows: the adjusted Exchange Cap as the result of a Share Split will be the number of shares of Common Stock that is equivalent to the product of (i) the Exchange Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.
In the case of a Change of Control as a result of which holders of Common Stock are entitled to receive consideration other than solely shares of Common Stock, including other securities, other property

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or assets (including cash or any combination thereof) with respect to or in exchange for shares of Common Stock (the “Alternative Form Consideration”), a holder of Series H Preferred Stock shall be entitled thereafter to convert (subject to the Corporation’s Special Redemption Right) such Series H Preferred Stock not into Common Stock but solely into the kind and amount of Alternative Form Consideration which the holder of Series H Preferred Stock would have owned or been entitled to receive upon such Change of Control as if such holder of Series H Preferred Stock then held the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration,” and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, shall be referred to herein as the “Conversion Consideration”).
If the holders of Common Stock have the opportunity to elect the form of consideration to be received in such Change of Control, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of Common Stock that voted for such an election (if electing between two types of consideration) or holders of a plurality of Common Stock that voted for such an election (if electing between more than two types of consideration), as the case may be.
As used herein, “Common Stock Price” will mean (i) if the consideration to be received in the Change of Control by holders of shares of Common Stock is solely cash, the amount of cash consideration per share of Common Stock, (ii) if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash, the average of the closing price per share of Common Stock on the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, and (iii) if there is not a readily determinable closing price for the Common Stock or Alternative Form Consideration (as defined herein), the fair market value of Common Stock or such Alternative Form Consideration (as determined by the Board or a committee thereof).
(b)   No fractional shares of Common Stock shall be issued upon the conversion of Series H Preferred Stock. In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price.
(c)   Within 15 days following the occurrence of a Change of Control, the Corporation shall provide to holders of Series H Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the conversion of any Series H Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state the following: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of Series H Preferred Stock may exercise their Change of Control Conversion Right, which shall be the Change of Control Conversion Date; (iv) the method and period for calculating the Common Stock Price; (v) the Change of Control Conversion Date, which will be a business day occurring within 20 to 35 days following the date of the notice; (vi) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series H Preferred Stock; (vii) the name and address of the paying agent and the conversion agent; and (viii) the procedures that the holders of Series H Preferred Stock must follow to exercise the Change of Control Conversion Right.
(d)   The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation’s website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides notice pursuant to paragraph (c) above to the holders of Series H Preferred Stock.
(e)   In order to exercise the Change of Control Conversion Right, a holder of Series H Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) evidencing the shares of Series H Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the transfer agent. Such conversion notice shall state: (i) the relevant Change of Control Conversion Date; (ii) the number of shares of Series H Preferred Stock to be converted; and (iii) that the shares of Series H Preferred Stock are to be converted pursuant to the applicable provisions of the Series H Preferred Stock. Notwithstanding the foregoing, if the shares of Series H Preferred Stock are held in global form, such notice shall comply with applicable

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procedures of the Depository Trust Company (“DTC”). The “Change of Control Conversion Date” shall be a Business Day set forth in the notice of Change of Control provided in accordance with paragraph 9(c) hereof that is no less than 20 days nor more than 35 days after the date on which the Corporation gives such notice pursuant to paragraph 9(c) hereof.
(f)   Holders of Series H Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Corporation’s transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal must state: (i) the number of withdrawn shares of Series H Preferred Stock; (ii) if certificated shares of Series H Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series H Preferred Stock; and (iii) the number of shares of Series H Preferred Stock, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the shares of Series H Preferred Stock are held in global form, the notice of withdrawal shall comply with applicable DTC procedures.
(g)   Series H Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date.
(h)   In connection with the exercise of any Change of Control Conversion Right, the Corporation will comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of Series H Preferred Stock into Common Stock.
(10)   Record Holders.   The Corporation and the transfer agent for the Series H Preferred Stock may deem and treat the record holder of any Series H Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent shall be affected by any notice to the contrary.

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Exhibit B
7.15% Series I Cumulative Redeemable Perpetual Preferred Stock
(1)   Designation and Number.   A series of Preferred Stock, designated as the “7.15% Series I Cumulative Redeemable Perpetual Preferred Stock” (the “Series I Preferred Stock”), is hereby established. The par value of the Series I Preferred Stock is $0.01 per share. The number of shares of the Series I Preferred Stock shall be [•].
(2)   Ranking.   The Series I Preferred Stock will, with respect to rights to receive dividends and to participate in distributions or payments upon liquidation, dissolution or winding up of the Corporation, rank (a) senior to the Common Stock (as defined in the Charter) and any other class of capital stock of the Corporation, now or hereafter issued and outstanding, the terms of which provide that such capital stock ranks, as to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Corporation, junior to such Series I Preferred Stock (“Junior Stock”), (b) on a parity with the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 7.125% Series J Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, and any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series I Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation (“Parity Stock”); and (c) junior to any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank senior to the Series I Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation (“Senior Stock”). Any authorization or issuance of Senior Stock would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series I Preferred Stock voting together as a single class with all other classes or series of Parity Stock upon which like voting rights have been conferred and are exercisable. Any convertible or exchangeable debt securities that the Corporation may issue are not considered to be equity securities for these purposes.
(3)   Dividends.
(a)   Holders of the then outstanding shares of Series I Preferred Stock shall be entitled to receive, when, as and if authorized by the Board and declared by the Corporation, out of funds legally available for payment of dividends, cumulative cash dividends at the rate of 7.15% per annum of the $25.00 liquidation preference of each share of Series I Preferred Stock (equivalent to $1.7875 per annum per share).
(b)   Dividends on each outstanding share of Series I Preferred Stock shall be cumulative from and including June 5, 2017 and shall be payable (i) for the period from June 5, 2017 to July 14, 2017, on July 15, 2017, and (ii) for each quarterly distribution period thereafter, quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on July 15, 2017 (each such day being hereinafter called a “Series I Dividend Payment Date”) at the then applicable annual rate; provided, however, that if any Series I Dividend Payment Date falls on any day other than a Business Day (as hereinafter defined), the dividend that would otherwise have been payable on such Series I Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series I Dividend Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series I Dividend Payment Date to such next succeeding Business Day. Each dividend is payable to holders of record as they appear on the stock records of the Corporation at the close of business on the record date, not exceeding 30 days preceding the applicable Series I Dividend Payment Date, as shall be fixed by the Board. Dividends shall accumulate from June 5, 2017 or the most recent Series I Dividend Payment Date to which full cumulative dividends have been paid, whether or not in any such dividend period or periods there shall be funds legally available for the payment of such dividends, whether the Corporation has earnings or whether such dividends are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series I Preferred Stock that may be in arrears. Holders of the Series I Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Series I Preferred Stock. Dividends payable on the Series I Preferred Stock for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Series I Preferred Stock for each full dividend period will be computed by dividing the

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applicable annual dividend rate by four. After full cumulative distributions on the Series I Preferred Stock have been paid, the holders of Series I Preferred Stock will not be entitled to any further distributions with respect to that dividend period.
(c)   So long as any shares of Series I Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Stock for any period unless full cumulative dividends have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series I Preferred Stock for all prior dividend periods. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon the Series I Preferred Stock and all dividends authorized and declared upon any other series or class or classes of Parity Stock shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series I Preferred Stock and such Parity Stock.
(d)   So long as any shares of Series I Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in Junior Stock of, or in options, warrants or rights to subscribe for or purchase, Junior Stock) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary, or a conversion into or exchange for Junior Stock), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Stock), unless in each case full cumulative dividends on all outstanding shares of Series I Preferred Stock and any Parity Stock at the time such dividends are payable shall have been paid or set apart for payment for all past dividend periods with respect to the Series I Preferred Stock and all past dividend periods with respect to such Parity Stock.
(e)   Any dividend payment made on the Series I Preferred Stock, including any capital gains dividends, shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.
(f)   Except as provided herein, the Series I Preferred Stock shall not be entitled to participate in the earnings or assets of the Corporation.
(g)   As used herein, the term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.
(h)   As used herein, the term “dividend” does not include dividends payable solely in shares of Junior Stock on Junior Stock, or in options, warrants or rights to holders of Junior Stock to subscribe for or purchase any Junior Stock.
(4)   Liquidation Preference.
(a)   In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of Junior Stock, the holders of the Series I Preferred Stock shall be entitled to receive $25.00 per share (the “Liquidation Preference”) plus an amount per share equal to all accrued and unpaid dividends (whether or not earned or declared) thereon to, but not including, the date of final distribution to such holders; but such holders of the Series I Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the Series I Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series I Preferred Stock and any such other Parity Stock ratably in accordance with the respective amounts that would be payable on such Series I Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, none of (i) a consolidation or merger of the Corporation with one or more

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entities, (ii) a statutory stock exchange by the Corporation or (iii) a sale or transfer of all or substantially all of the Corporation’s assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.
(b)   Until payment shall have been made in full to the holders of the Series I Preferred Stock, as provided in this Section 4, and to the holders of Parity Stock, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. Subject to the rights of the holders of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series I Preferred Stock, as provided in this Section 4, any series or class or classes of Junior Stock shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series I Preferred Stock shall not be entitled to share therein.
(5)   Optional Redemption.
(a)   Except as otherwise permitted by the Charter and paragraph (b) below, the Series I Preferred Stock shall not be redeemable by the Corporation prior to June 5, 2022. On and after June 5, 2022, the Corporation, at its option, upon giving notice as provided below, may redeem the Series I Preferred Stock, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series I Preferred Stock (whether or not declared), to, but not including, the redemption date (the “Regular Redemption Right”).
(b)   Upon the occurrence of a Change of Control (as defined herein), the Corporation will have the option, upon giving notice as provided below, to redeem the Series I Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which the Change of Control has occurred (the “Special Redemption Right”), for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series I Preferred Stock (whether or not declared), to, but not including, the redemption date (the “Special Redemption Price”). If the Corporation exercises its Special Redemption Right in connection with a Change of Control, holders of Series I Preferred Stock will not be permitted to exercise their Change of Control Conversion Right (as defined herein) in respect of any shares of Series I Preferred Stock that have been called for redemption, and any shares of Series I Preferred Stock subsequently called for redemption that have been tendered for conversion will be redeemed on the applicable date of redemption instead of converted on the Change of Control Conversion Date (as defined herein). Any partial redemption will be selected by lot or pro rata.
A “Change of Control” will be deemed to have occurred at such time after the original issuance of the Series I Preferred Stock when the following has occurred:
(i)   the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Corporation entitling that person to exercise more than 50% of the total voting power of all shares of the Corporation entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and
(ii)   following the closing of any transaction referred to in clause (i) above, neither the Corporation nor the acquiring or surviving entity has a class of common securities or American Depositary Receipts listed on the NYSE, the NYSE Amex Equities, or NYSE Amex, or NASDAQ, or listed on an exchange that is a successor to the NYSE, NYSE Amex or NASDAQ.
(c)   The following provisions set forth the general procedures for redemption applicable to redemptions pursuant to the Regular Redemption Right and the Special Redemption Right:
(i)   Upon any redemption date applicable to Series I Preferred Stock, the Corporation shall pay on each share of Series I Preferred Stock to be redeemed any accrued and unpaid dividends (whether or not declared), in arrears, for any dividend period ending on or prior to the redemption date. If a redemption date falls after a record date for a Series I Preferred Stock dividend payment and prior to the

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corresponding Series I Dividend Payment Date, then each holder of the Series I Preferred Stock at the close of business on such record date shall be entitled to the dividend payable on such Series I Preferred Stock on the corresponding Series I Dividend Payment Date notwithstanding the redemption of such Series I Preferred Stock prior to such Series I Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on any shares of Series I Preferred Stock called for redemption.
(ii)   If full cumulative dividends on the Series I Preferred Stock and any class or classes of Parity Stock have not been paid or declared and set apart for payment, the Corporation may not purchase, redeem or otherwise acquire Series I Preferred Stock in part or any Parity Stock other than in exchange for Junior Stock.
(iii)   On and after the date fixed for redemption, provided that the Corporation has made available at the office of the registrar and transfer agent a sufficient amount of cash to effect the redemption, dividends will cease to accrue on the shares of Series I Preferred Stock called for redemption (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series I Dividend Payment Date, holders of Series I Preferred Stock on the applicable dividend payment record date will be entitled on such Series I Dividend Payment Date to receive the dividend payable on such shares on the corresponding Series I Dividend Payment Date), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Series I Preferred Stock shall cease except the right to receive the cash payable upon such redemption, without interest from the date of such redemption.
(d)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Regular Redemption Right.
(i)   A notice of redemption (which may be contingent upon the occurrence of a future event) shall be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the Series I Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the redemption of any shares of the Series I Preferred Stock except as to the holder to whom notice was defective or not given. In addition to any information required by law or by the applicable rules of any exchange upon which the Series I Preferred Stock may be listed or admitted to trading, each notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series I Preferred Stock to be redeemed and, if fewer than all the shares of Series I Preferred Stock held by such holder are to be redeemed, the number of such shares of Series I Preferred Stock to be redeemed from such holder; (D) the place or places where the certificates, if any, evidencing the shares of Series I Preferred Stock are to be surrendered for payment of the redemption price; and (E) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.
(ii)   If fewer than all the outstanding shares of the Series I Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata (as nearly as practicable without creating fractional shares).
(iii)   At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series I Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series I Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies so deposited which remain unclaimed by the holders of the Series I Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.
(e)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Special Redemption Right.

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(i)   A notice of special optional redemption will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the Series I Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the special optional redemption of the shares of Series I Preferred Stock except as to the holder to whom notice was defective or not given. Each notice will state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series I Preferred Stock to be redeemed; (D) the place or places where the certificates, if any, evidencing the shares of Series I Preferred Stock are to be surrendered for payment; (E) that the shares of Series I Preferred Stock are being redeemed pursuant to the Corporation’s special optional redemption right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; (F) that the holders of shares of Series I Preferred Stock to which the notice relates will not be able to tender such shares of Series I Preferred Stock for conversion in connection with the Change of Control and each share of Series I Preferred Stock tendered for conversion that is selected for redemption, prior to the Change of Control Conversion Date, will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date; and (G) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.
(ii)   If fewer than all the shares of Series I Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of shares of Series I Preferred Stock to be redeemed from such holder. If fewer than all of the outstanding shares of Series I Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata.
(iii)   On and after the date fixed for redemption, provided that the Corporation has given a notice of redemption and has paid or set aside sufficient funds for the redemption in trust for the benefit of the holders of shares of Series I Preferred Stock called for redemption, those shares of Series I Preferred Stock will be treated as no longer being outstanding, no further dividends will accrue on the share of Series I Preferred Stock called for redemption and all other rights of the holders of those shares of Series I Preferred Stock will terminate (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series I Dividend Payment Date, holders of Series I Preferred Stock on the applicable record date will be entitled on such Series I Dividend Payment Date to receive the dividend payable on such shares on the corresponding Series I Dividend Payment Date). The holders of those shares of Series I Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid dividends to (but not including) the redemption date, without interest from the date of such redemption.
(iv)   At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series I Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series I Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies so deposited which remain unclaimed by the holders of the Series I Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.
(f)   Any shares of Series I Preferred Stock that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.
(6)   Voting Rights.   Except as otherwise set forth herein, the Series I Preferred Stock shall not have any relative, participating, optional or other voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action. In any matter in which the holders of Series I Preferred Stock are entitled to vote, each such holder shall have the right to one vote for each share of Series I Preferred Stock held by such holder.

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(a)   If and whenever six quarterly dividends (whether or not consecutive) payable on the Series I Preferred Stock are in arrears, whether or not earned or declared, the number of members then constituting the Board will be increased by two and the holders of Series I Preferred Stock, voting together as a class with the holders of any other series of Parity Stock upon which like voting rights have been conferred and are exercisable (any such other series, the “Voting Preferred Stock”), will have the right to elect two additional directors of the Corporation (the “Preferred Stock Directors”) at an annual meeting of stockholders or a properly called special meeting of the holders of the Series I Preferred Stock and such Voting Preferred Stock and at each subsequent annual meeting of stockholders until all such dividends have been paid and dividends for the then current quarterly period on the Series I Preferred Stock and such other Voting Preferred Stock have been paid or declared and set aside for payment. Whenever all arrears in dividends on the Series I Preferred Stock and the Voting Preferred Stock then outstanding have been paid and full dividends on the Series I Preferred Stock and the Voting Preferred Stock for the then current quarterly dividend period have been paid in full or declared and set apart for payment in full, then the right of the holders of the Series I Preferred Stock and the Voting Preferred Stock to elect the two Preferred Stock Directors will cease, the terms of office of the Preferred Stock Directors will forthwith terminate and the number of members of the Board will be reduced accordingly; provided, however, that the right of the holders of the Series I Preferred Stock and the Voting Preferred Stock to elect the Preferred Stock Directors will again vest if and whenever six quarterly dividends are in arrears, as described above. In no event shall the holders of Series I Preferred Stock be entitled pursuant to these voting rights to elect a director that would cause the Corporation to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of the Corporation’s stock is listed. In class votes with other Voting Preferred Stock, preferred stock of different series shall vote in proportion to the liquidation preference of the preferred stock.
(b)   So long as any shares of Series I Preferred Stock are outstanding, the approval of two-thirds of the votes entitled to be cast by the holders of outstanding Series I Preferred Stock, voting separately as a class, either at a meeting of stockholders or by written consent, is required (i) to amend, alter or repeal any provisions of the Charter, whether by merger, consolidation or otherwise, to affect materially and adversely the voting powers, rights or preferences of the holders of the Series I Preferred Stock, unless in connection with any such amendment, alteration or repeal, the Series I Preferred Stock remains outstanding without the terms thereof being materially changed in any respect adverse to the holders thereof or is converted into or exchanged for preferred stock of the surviving entity having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof that are substantially similar to those of the Series I Preferred Stock, or (ii) to authorize, create, or increase the authorized amount of any class or series of capital stock having rights senior to the Series I Preferred Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up (provided that if such amendment affects materially and adversely the rights, preferences, privileges or voting powers of one or more but not all of the other series of Voting Preferred Stock, the consent of the holders of at least two-thirds of the outstanding shares of each such series so affected is required). However, the Corporation may create additional classes of Parity Stock and Junior Stock, amend the Charter to increase the authorized number of shares of Parity Stock (including the Series I Preferred Stock) and Junior Stock and issue additional series of Parity Stock and Junior Stock without the consent of any holder of Series I Preferred Stock.
(c)   The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series I Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.
(7)   Information Rights.   During any period in which the Corporation is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any shares of Series I Preferred Stock are outstanding, the Corporation will (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series I Preferred Stock, as their names and addresses appear in the record books of the Corporation and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation were subject thereto (other than any exhibits that would have been required) and (ii) promptly, upon

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request, supply copies of such reports to any prospective holder of Series I Preferred Stock. The Corporation will mail (or otherwise provide) the information to the holders of Series I Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which the Corporation would be required to file such periodic reports if the Corporation were a “non-accelerated filer” within the meaning of the Exchange Act.
(8)   Other Limitations.   Ownership and Transfer of the Series I Preferred Stock. The Series I Preferred Stock constitutes Capital Stock (as defined in the Charter) of the Corporation and is governed by and issued subject to all the ownership and transfer restrictions of the Charter applicable to Capital Stock generally. The foregoing sentence shall not be construed to limit the applicability to the Series I Preferred Stock of any other term or provision of the Charter.
(9)   Conversion Upon a Change of Control.   The Series I Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 9.
(a)   Upon the occurrence of a Change of Control, each holder of Series I Preferred Stock will have the right, subject to the Special Redemption Right of the Corporation, to convert some or all of the shares of Series I Preferred Stock held by such holder (the “Change of Control Conversion Right”) on the relevant Change of Control Conversion Date (as defined herein) into a number of shares of Common Stock (as defined in the Charter) per share of Series I Preferred Stock (the “Common Stock Conversion Consideration”) equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) $25.00, plus (y) an amount equal to any accrued and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (as defined herein), except if such Change of Control Conversion Date is after a record date for a Series I Preferred Stock dividend payment and prior to the corresponding Series I Dividend Payment Date, in which case the amount pursuant to this clause (i)(y) shall equal $0.00 in respect of such dividend payment to be made on such Series I Dividend Payment Date, by (ii) the Common Stock Price (as defined herein) (such quotient, the “Conversion Rate”), and (B) 3.6075 (the “Share Cap”), subject to the immediately succeeding paragraph.
The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a Common Stock dividend), subdivisions or combinations (in each case, a “Share Split”) with respect to Common Stock as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Common Stock that is equivalent to the product of (i) the Share Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.
For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Common Stock (or equivalent Alternative Conversion Consideration (as defined herein), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed [•] shares of Common Stock (or equivalent Alternative Conversion Consideration, as applicable), subject to increase to the extent the underwriters’ over-allotment option to purchase additional Series I Preferred Stock in the initial public offering of Series I Preferred Stock is exercised, not to exceed [•] shares of Common Stock in total (or equivalent Alternative Conversion Consideration, as applicable) (the “Exchange Cap”). The Exchange Cap is subject to pro rata adjustments for any Share Splits with respect to Common Stock as follows: the adjusted Exchange Cap as the result of a Share Split will be the number of shares of Common Stock that is equivalent to the product of (i) the Exchange Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.
In the case of a Change of Control as a result of which holders of Common Stock are entitled to receive consideration other than solely shares of Common Stock, including other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for shares of Common Stock (the “Alternative Form Consideration”), a holder of Series I Preferred Stock shall be entitled thereafter to convert (subject to the Corporation’s Special Redemption Right) such Series I Preferred Stock

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not into Common Stock but solely into the kind and amount of Alternative Form Consideration which the holder of Series I Preferred Stock would have owned or been entitled to receive upon such Change of Control as if such holder of Series I Preferred Stock then held the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration,” and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, shall be referred to herein as the “Conversion Consideration”).
If the holders of Common Stock have the opportunity to elect the form of consideration to be received in such Change of Control, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of Common Stock that voted for such an election (if electing between two types of consideration) or holders of a plurality of Common Stock that voted for such an election (if electing between more than two types of consideration), as the case may be.
As used herein, “Common Stock Price” will mean (i) if the consideration to be received in the Change of Control by holders of shares of Common Stock is solely cash, the amount of cash consideration per share of Common Stock, (ii) if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash, the average of the closing price per share of Common Stock on the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, and (iii) if there is not a readily determinable closing price for the Common Stock or Alternative Form Consideration (as defined herein), the fair market value of Common Stock or such Alternative Form Consideration (as determined by the Board or a committee thereof).
(b)   No fractional shares of Common Stock shall be issued upon the conversion of Series I Preferred Stock. In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price.
(c)   Within 15 days following the occurrence of a Change of Control, the Corporation shall provide to holders of Series I Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the conversion of any Series I Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state the following: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of Series I Preferred Stock may exercise their Change of Control Conversion Right, which shall be the Change of Control Conversion Date; (iv) the method and period for calculating the Common Stock Price; (v) the Change of Control Conversion Date, which will be a business day occurring within 20 to 35 days following the date of the notice; (vi) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series I Preferred Stock; (vii) the name and address of the paying agent and the conversion agent; and (viii) the procedures that the holders of Series I Preferred Stock must follow to exercise the Change of Control Conversion Right.
(d)   The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation’s website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides notice pursuant to paragraph (c) above to the holders of Series I Preferred Stock.
(e)   In order to exercise the Change of Control Conversion Right, a holder of Series I Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) evidencing the shares of Series I Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the transfer agent. Such conversion notice shall state: (i) the relevant Change of Control Conversion Date; (ii) the number of shares of Series I Preferred Stock to be converted; and (iii) that the shares of Series I Preferred Stock are to be converted pursuant to the applicable provisions of the Series I Preferred Stock. Notwithstanding the foregoing, if the shares of Series I Preferred Stock are held in global form, such notice shall comply with applicable procedures of the Depository Trust Company (“DTC”). The “Change of Control Conversion Date” shall be a Business Day set forth in the notice of Change of Control provided in accordance with paragraph 9(c)

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hereof that is no less than 20 days nor more than 35 days after the date on which the Corporation gives such notice pursuant to paragraph 9(c) hereof.
(f)   Holders of Series I Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Corporation’s transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal must state: (i) the number of withdrawn shares of Series I Preferred Stock; (ii) if certificated shares of Series I Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series I Preferred Stock; and (iii) the number of shares of Series I Preferred Stock, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the shares of Series I Preferred Stock are held in global form, the notice of withdrawal shall comply with applicable DTC procedures.
(g)   Series I Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date.
(h)   In connection with the exercise of any Change of Control Conversion Right, the Corporation will comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of Series I Preferred Stock into Common Stock.
(10)   Record Holders.   The Corporation and the transfer agent for the Series I Preferred Stock may deem and treat the record holder of any Series I Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent shall be affected by any notice to the contrary.

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Exhibit C
7.125% Series J Cumulative Redeemable Perpetual Preferred Stock
(1)   Designation and Number.   A series of Preferred Stock, designated as the “7.125% Series J Cumulative Redeemable Perpetual Preferred Stock” (the “Series J Preferred Stock”), is hereby established. The par value of the Series J Preferred Stock is $0.01 per share. The number of shares of the Series J Preferred Stock shall be [•].
(2)   Ranking.   The Series J Preferred Stock will, with respect to rights to receive dividends and to participate in distributions or payments upon liquidation, dissolution or winding up of the Corporation, rank (a) senior to the Common Stock (as defined in the Charter) and any other class of capital stock of the Corporation, now or hereafter issued and outstanding, the terms of which provide that such capital stock ranks, as to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Corporation, junior to such Series J Preferred Stock (“Junior Stock”), (b) on a parity with the 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, the 7.15% Series I Cumulative Redeemable Perpetual Preferred Stock, liquidation preference $25.00 per share, and any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series J Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation (“Parity Stock”); and (c) junior to any equity securities the Corporation may authorize or issue in the future that, pursuant to the terms thereof, rank senior to the Series J Preferred Stock with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation (“Senior Stock”). Any authorization or issuance of Senior Stock would require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series J Preferred Stock voting together as a single class with all other classes or series of Parity Stock upon which like voting rights have been conferred and are exercisable. Any convertible or exchangeable debt securities that the Corporation may issue are not considered to be equity securities for these purposes.
(3)   Dividends.
(a)   Holders of the then outstanding shares of Series J Preferred Stock shall be entitled to receive, when, as and if authorized by the Board and declared by the Corporation, out of funds legally available for payment of dividends, cumulative cash dividends at the rate of 7.125% per annum of the $25.00 liquidation preference of each share of Series J Preferred Stock (equivalent to $1.78125 per annum per share).
(b)   Dividends on each outstanding share of Series J Preferred Stock shall be cumulative from and including September 22, 2017 and shall be payable (i) for the period from September 22, 2017 to January 14, 2018, on January 15, 2018, and (ii) for each quarterly distribution period thereafter, quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on January 15, 2018 (each such day being hereinafter called a “Series J Dividend Payment Date”) at the then applicable annual rate; provided, however, that if any Series J Dividend Payment Date falls on any day other than a Business Day (as hereinafter defined), the dividend that would otherwise have been payable on such Series J Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series J Dividend Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series J Dividend Payment Date to such next succeeding Business Day. Each dividend is payable to holders of record as they appear on the stock records of the Corporation at the close of business on the record date, not exceeding 30 days preceding the applicable Series J Dividend Payment Date, as shall be fixed by the Board. Dividends shall accumulate from September 22, 2017 or the most recent Series J Dividend Payment Date to which full cumulative dividends have been paid, whether or not in any such dividend period or periods there shall be funds legally available for the payment of such dividends, whether the Corporation has earnings or whether such dividends are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series J Preferred Stock that may be in arrears. Holders of the Series J Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Series J Preferred Stock. Dividends payable on the Series J Preferred Stock for any period greater or less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Series J Preferred Stock for each full dividend period will be

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computed by dividing the applicable annual dividend rate by four. After full cumulative distributions on the Series J Preferred Stock have been paid, the holders of Series J Preferred Stock will not be entitled to any further distributions with respect to that dividend period.
(c)   So long as any shares of Series J Preferred Stock are outstanding, no dividends, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Stock for any period unless full cumulative dividends have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series J Preferred Stock for all prior dividend periods. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends authorized and declared upon the Series J Preferred Stock and all dividends authorized and declared upon any other series or class or classes of Parity Stock shall be authorized and declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series J Preferred Stock and such Parity Stock.
(d)   So long as any shares of Series J Preferred Stock are outstanding, no dividends (other than dividends or distributions paid solely in Junior Stock of, or in options, warrants or rights to subscribe for or purchase, Junior Stock) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary, or a conversion into or exchange for Junior Stock), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Stock), unless in each case full cumulative dividends on all outstanding shares of Series J Preferred Stock and any Parity Stock at the time such dividends are payable shall have been paid or set apart for payment for all past dividend periods with respect to the Series J Preferred Stock and all past dividend periods with respect to such Parity Stock.
(e)   Any dividend payment made on the Series J Preferred Stock, including any capital gains dividends, shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.
(f)   Except as provided herein, the Series J Preferred Stock shall not be entitled to participate in the earnings or assets of the Corporation.
(g)   As used herein, the term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.
(h)   As used herein, the term “dividend” does not include dividends payable solely in shares of Junior Stock on Junior Stock, or in options, warrants or rights to holders of Junior Stock to subscribe for or purchase any Junior Stock.
(4)   Liquidation Preference.
(a)   In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of Junior Stock, the holders of the Series J Preferred Stock shall be entitled to receive $25.00 per share (the “Liquidation Preference”) plus an amount per share equal to all accrued and unpaid dividends (whether or not earned or declared) thereon to, but not including, the date of final distribution to such holders; but such holders of the Series J Preferred Stock shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the Series J Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series J Preferred Stock and any such other Parity Stock ratably in accordance with the respective amounts that would be payable on such Series J Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, none of (i) a consolidation or merger of the Corporation with one

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or more entities, (ii) a statutory stock exchange by the Corporation or (iii) a sale or transfer of all or substantially all of the Corporation’s assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.
(b)   Until payment shall have been made in full to the holders of the Series J Preferred Stock, as provided in this Section 4, and to the holders of Parity Stock, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Stock upon the liquidation, dissolution or winding up of the Corporation. Subject to the rights of the holders of Parity Stock, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series J Preferred Stock, as provided in this Section 4, any series or class or classes of Junior Stock shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series J Preferred Stock shall not be entitled to share therein.
(5)   Optional Redemption.
(a)   Except as otherwise permitted by the Charter and paragraph (b) below, the Series J Preferred Stock shall not be redeemable by the Corporation prior to September 22, 2022. On and after September 22, 2022, the Corporation, at its option, upon giving notice as provided below, may redeem the Series J Preferred Stock, in whole, at any time, or in part, from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series J Preferred Stock (whether or not declared), to, but not including, the redemption date (the “Regular Redemption Right”).
(b)   Upon the occurrence of a Change of Control (as defined herein), the Corporation will have the option, upon giving notice as provided below, to redeem the Series J Preferred Stock, in whole, at any time, or in part, from time to time, within 120 days after the first date on which the Change of Control has occurred (the “Special Redemption Right”), for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends on the Series J Preferred Stock (whether or not declared), to, but not including, the redemption date (the “Special Redemption Price”). If the Corporation exercises its Special Redemption Right in connection with a Change of Control, holders of Series J Preferred Stock will not be permitted to exercise their Change of Control Conversion Right (as defined herein) in respect of any shares of Series J Preferred Stock that have been called for redemption, and any shares of Series J Preferred Stock subsequently called for redemption that have been tendered for conversion will be redeemed on the applicable date of redemption instead of converted on the Change of Control Conversion Date (as defined herein). Any partial redemption will be selected by lot or pro rata.
A “Change of Control” will be deemed to have occurred at such time after the original issuance of the Series J Preferred Stock when the following has occurred:
(i)   the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Corporation entitling that person to exercise more than 50% of the total voting power of all shares of the Corporation entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and
(ii)   following the closing of any transaction referred to in clause (i) above, neither the Corporation nor the acquiring or surviving entity has a class of common securities or American Depositary Receipts listed on the NYSE, the NYSE Amex Equities, or NYSE Amex, or NASDAQ, or listed on an exchange that is a successor to the NYSE, NYSE Amex or NASDAQ.
(c)   The following provisions set forth the general procedures for redemption applicable to redemptions pursuant to the Regular Redemption Right and the Special Redemption Right:
(i)   Upon any redemption date applicable to Series J Preferred Stock, the Corporation shall pay on each share of Series J Preferred Stock to be redeemed any accrued and unpaid dividends (whether or not declared), in arrears, for any dividend period ending on or prior to the redemption date. If a redemption date falls after a record date for a Series J Preferred Stock dividend payment and prior to

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the corresponding Series J Dividend Payment Date, then each holder of the Series J Preferred Stock at the close of business on such record date shall be entitled to the dividend payable on such Series J Preferred Stock on the corresponding Series J Dividend Payment Date notwithstanding the redemption of such Series J Preferred Stock prior to such Series J Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on any shares of Series J Preferred Stock called for redemption.
(ii)   If full cumulative dividends on the Series J Preferred Stock and any class or classes of Parity Stock have not been paid or declared and set apart for payment, the Corporation may not purchase, redeem or otherwise acquire Series J Preferred Stock in part or any Parity Stock other than in exchange for Junior Stock.
(iii)   On and after the date fixed for redemption, provided that the Corporation has made available at the office of the registrar and transfer agent a sufficient amount of cash to effect the redemption, dividends will cease to accrue on the shares of Series J Preferred Stock called for redemption (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series J Dividend Payment Date, holders of Series J Preferred Stock on the applicable dividend payment record date will be entitled on such Series J Dividend Payment Date to receive the dividend payable on such shares on the corresponding Series J Dividend Payment Date), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Series J Preferred Stock shall cease except the right to receive the cash payable upon such redemption, without interest from the date of such redemption.
(d)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Regular Redemption Right.
(i)   A notice of redemption (which may be contingent upon the occurrence of a future event) shall be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the Series J Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the redemption of any shares of the Series J Preferred Stock except as to the holder to whom notice was defective or not given. In addition to any information required by law or by the applicable rules of any exchange upon which the Series J Preferred Stock may be listed or admitted to trading, each notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series J Preferred Stock to be redeemed and, if fewer than all the shares of Series J Preferred Stock held by such holder are to be redeemed, the number of such shares of Series J Preferred Stock to be redeemed from such holder; (D) the place or places where the certificates, if any, evidencing the shares of Series J Preferred Stock are to be surrendered for payment of the redemption price; and (E) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.
(ii)   If fewer than all the outstanding shares of the Series J Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata (as nearly as practicable without creating fractional shares).
(iii)   At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series J Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series J Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies so deposited which remain unclaimed by the holders of the Series J Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.
(e)   The following provisions set forth the procedures for redemption, in addition to those general procedures set forth in Section 5(c) hereof, pursuant to the Special Redemption Right.

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(i)   A notice of special optional redemption will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the Series J Preferred Stock at their addresses as they appear on the Corporation’s stock transfer records. A failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the special optional redemption of the shares of Series J Preferred Stock except as to the holder to whom notice was defective or not given. Each notice will state: (A) the redemption date; (B) the redemption price; (C) the number of shares of Series J Preferred Stock to be redeemed; (D) the place or places where the certificates, if any, evidencing the shares of Series J Preferred Stock are to be surrendered for payment; (E) that the shares of Series J Preferred Stock are being redeemed pursuant to the Corporation’s special optional redemption right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; (F) that the holders of shares of Series J Preferred Stock to which the notice relates will not be able to tender such shares of Series J Preferred Stock for conversion in connection with the Change of Control and each share of Series J Preferred Stock tendered for conversion that is selected for redemption, prior to the Change of Control Conversion Date, will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date; and (G) that dividends on the shares to be redeemed will cease to accrue on such redemption date except as otherwise provided herein.
(ii)   If fewer than all the shares of Series J Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder will also specify the number of shares of Series J Preferred Stock to be redeemed from such holder. If fewer than all of the outstanding shares of Series J Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot or pro rata.
(iii)   On and after the date fixed for redemption, provided that the Corporation has given a notice of redemption and has paid or set aside sufficient funds for the redemption in trust for the benefit of the holders of shares of Series J Preferred Stock called for redemption, those shares of Series J Preferred Stock will be treated as no longer being outstanding, no further dividends will accrue on the share of Series J Preferred Stock called for redemption and all other rights of the holders of those shares of Series J Preferred Stock will terminate (except that, in the case of a redemption date after a dividend payment record date and prior to the related Series J Dividend Payment Date, holders of Series J Preferred Stock on the applicable record date will be entitled on such Series J Dividend Payment Date to receive the dividend payable on such shares on the corresponding Series J Dividend Payment Date). The holders of those shares of Series J Preferred Stock will retain their right to receive the redemption price for their shares and any accrued and unpaid dividends to (but not including) the redemption date, without interest from the date of such redemption.
(iv)   At its election, the Corporation, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to the redemption date) of the Series J Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series J Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates evidencing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to the redemption date). Subject to applicable escheat laws, any monies so deposited which remain unclaimed by the holders of the Series J Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Corporation.
(f)   Any shares of Series J Preferred Stock that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.
(6)   Voting Rights.   Except as otherwise set forth herein, the Series J Preferred Stock shall not have any relative, participating, optional or other voting rights or powers, and the consent of the holders thereof shall not be required for the taking of any corporate action. In any matter in which the holders of Series J Preferred Stock are entitled to vote, each such holder shall have the right to one vote for each share of Series J Preferred Stock held by such holder.

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(a)   If and whenever six quarterly dividends (whether or not consecutive) payable on the Series J Preferred Stock are in arrears, whether or not earned or declared, the number of members then constituting the Board will be increased by two and the holders of Series J Preferred Stock, voting together as a class with the holders of any other series of Parity Stock upon which like voting rights have been conferred and are exercisable (any such other series, the “Voting Preferred Stock”), will have the right to elect two additional directors of the Corporation (the “Preferred Stock Directors”) at an annual meeting of stockholders or a properly called special meeting of the holders of the Series J Preferred Stock and such Voting Preferred Stock and at each subsequent annual meeting of stockholders until all such dividends have been paid and dividends for the then current quarterly period on the Series J Preferred Stock and such other Voting Preferred Stock have been paid or declared and set aside for payment. Whenever all arrears in dividends on the Series J Preferred Stock and the Voting Preferred Stock then outstanding have been paid and full dividends on the Series J Preferred Stock and the Voting Preferred Stock for the then current quarterly dividend period have been paid in full or declared and set apart for payment in full, then the right of the holders of the Series J Preferred Stock and the Voting Preferred Stock to elect the two Preferred Stock Directors will cease, the terms of office of the Preferred Stock Directors will forthwith terminate and the number of members of the Board will be reduced accordingly; provided, however, that the right of the holders of the Series J Preferred Stock and the Voting Preferred Stock to elect the Preferred Stock Directors will again vest if and whenever six quarterly dividends are in arrears, as described above. In no event shall the holders of Series J Preferred Stock be entitled pursuant to these voting rights to elect a director that would cause the Corporation to fail to satisfy a requirement relating to director independence of any national securities exchange on which any class or series of the Corporation’s stock is listed. In class votes with other Voting Preferred Stock, preferred stock of different series shall vote in proportion to the liquidation preference of the preferred stock.
(b)   So long as any shares of Series J Preferred Stock are outstanding, the approval of two-thirds of the votes entitled to be cast by the holders of outstanding Series J Preferred Stock, voting separately as a class, either at a meeting of stockholders or by written consent, is required (i) to amend, alter or repeal any provisions of the Charter, whether by merger, consolidation or otherwise, to affect materially and adversely the voting powers, rights or preferences of the holders of the Series J Preferred Stock, unless in connection with any such amendment, alteration or repeal, the Series J Preferred Stock remains outstanding without the terms thereof being materially changed in any respect adverse to the holders thereof or is converted into or exchanged for preferred stock of the surviving entity having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof that are substantially similar to those of the Series J Preferred Stock, or (ii) to authorize, create, or increase the authorized amount of any class or series of capital stock having rights senior to the Series J Preferred Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up (provided that if such amendment affects materially and adversely the rights, preferences, privileges or voting powers of one or more but not all of the other series of Voting Preferred Stock, the consent of the holders of at least two-thirds of the outstanding shares of each such series so affected is required). However, the Corporation may create additional classes of Parity Stock and Junior Stock, amend the Charter to increase the authorized number of shares of Parity Stock (including the Series J Preferred Stock) and Junior Stock and issue additional series of Parity Stock and Junior Stock without the consent of any holder of Series J Preferred Stock.
(c)   The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series J Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.
(7)   Information Rights.   During any period in which the Corporation is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any shares of Series J Preferred Stock are outstanding, the Corporation will (i) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series J Preferred Stock, as their names and addresses appear in the record books of the Corporation and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation were subject thereto (other than any exhibits that would have been required) and (ii) promptly, upon

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request, supply copies of such reports to any prospective holder of Series J Preferred Stock. The Corporation will mail (or otherwise provide) the information to the holders of Series J Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the Securities and Exchange Commission if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which the Corporation would be required to file such periodic reports if the Corporation were a “non-accelerated filer” within the meaning of the Exchange Act.
(8)   Other Limitations.   Ownership and Transfer of the Series J Preferred Stock. The Series J Preferred Stock constitutes Capital Stock (as defined in the Charter) of the Corporation and is governed by and issued subject to all the ownership and transfer restrictions of the Charter applicable to Capital Stock generally. The foregoing sentence shall not be construed to limit the applicability to the Series J Preferred Stock of any other term or provision of the Charter.
(9)   Conversion Upon a Change of Control.   The Series J Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation, except as provided in this Section 9.
(a)   Upon the occurrence of a Change of Control, each holder of Series J Preferred Stock will have the right, subject to the Special Redemption Right of the Corporation, to convert some or all of the shares of Series J Preferred Stock held by such holder (the “Change of Control Conversion Right”) on the relevant Change of Control Conversion Date (as defined herein) into a number of shares of Common Stock (as defined in the Charter) per share of Series J Preferred Stock (the “Common Stock Conversion Consideration”) equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) $25.00, plus (y) an amount equal to any accrued and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (as defined herein), except if such Change of Control Conversion Date is after a record date for a Series J Preferred Stock dividend payment and prior to the corresponding Series J Dividend Payment Date, in which case the amount pursuant to this clause (i)(y) shall equal $0.00 in respect of such dividend payment to be made on such Series J Dividend Payment Date, by (ii) the Common Stock Price (as defined herein) (such quotient, the “Conversion Rate”), and (B) 3.7908 (the “Share Cap”), subject to the immediately succeeding paragraph.
The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a Common Stock dividend), subdivisions or combinations (in each case, a “Share Split”) with respect to Common Stock as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Common Stock that is equivalent to the product of (i) the Share Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.
For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Common Stock (or equivalent Alternative Conversion Consideration (as defined herein), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed [•] shares of Common Stock (or equivalent Alternative Conversion Consideration, as applicable), subject to increase to the extent the underwriters’ option to purchase additional Series J Preferred Stock in the initial public offering of Series J Preferred Stock is exercised, not to exceed [•] shares of Common Stock in total (or equivalent Alternative Conversion Consideration, as applicable) (the “Exchange Cap”). The Exchange Cap is subject to pro rata adjustments for any Share Splits with respect to Common Stock as follows: the adjusted Exchange Cap as the result of a Share Split will be the number of shares of Common Stock that is equivalent to the product of (i) the Exchange Cap in effect immediately prior to such Share Split multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.
In the case of a Change of Control as a result of which holders of Common Stock are entitled to receive consideration other than solely shares of Common Stock, including other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for shares of Common Stock (the “Alternative Form Consideration”), a holder of Series J Preferred Stock shall be entitled thereafter to convert (subject to the Corporation’s Special Redemption Right) such Series J Preferred Stock

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not into Common Stock but solely into the kind and amount of Alternative Form Consideration which the holder of Series J Preferred Stock would have owned or been entitled to receive upon such Change of Control as if such holder of Series J Preferred Stock then held the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration,” and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, shall be referred to herein as the “Conversion Consideration”).
If the holders of Common Stock have the opportunity to elect the form of consideration to be received in such Change of Control, the Conversion Consideration will be deemed to be the kind and amount of consideration actually received by holders of a majority of Common Stock that voted for such an election (if electing between two types of consideration) or holders of a plurality of Common Stock that voted for such an election (if electing between more than two types of consideration), as the case may be.
As used herein, “Common Stock Price” will mean (i) if the consideration to be received in the Change of Control by holders of shares of Common Stock is solely cash, the amount of cash consideration per share of Common Stock, (ii) if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash, the average of the closing price per share of Common Stock on the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, and (iii) if there is not a readily determinable closing price for the Common Stock or Alternative Form Consideration (as defined herein), the fair market value of Common Stock or such Alternative Form Consideration (as determined by the Board or a committee thereof).
(b)   No fractional shares of Common Stock shall be issued upon the conversion of Series J Preferred Stock. In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price.
(c)   Within 15 days following the occurrence of a Change of Control, the Corporation shall provide to holders of Series J Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. A failure to give such notice or any defect in the notice or in its mailing shall not affect the validity of the proceedings for the conversion of any Series J Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state the following: (i) the events constituting the Change of Control; (ii) the date of the Change of Control; (iii) the last date on which the holders of Series J Preferred Stock may exercise their Change of Control Conversion Right, which shall be the Change of Control Conversion Date; (iv) the method and period for calculating the Common Stock Price; (v) the Change of Control Conversion Date, which will be a business day occurring within 20 to 35 days following the date of the notice; (vi) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series J Preferred Stock; (vii) the name and address of the paying agent and the conversion agent; and (viii) the procedures that the holders of Series J Preferred Stock must follow to exercise the Change of Control Conversion Right.
(d)   The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Corporation’s website, in any event prior to the opening of business on the first Business Day following any date on which the Corporation provides notice pursuant to paragraph (c) above to the holders of Series J Preferred Stock.
(e)   In order to exercise the Change of Control Conversion Right, a holder of Series J Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) evidencing the shares of Series J Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the transfer agent. Such conversion notice shall state: (i) the relevant Change of Control Conversion Date; (ii) the number of shares of Series J Preferred Stock to be converted; and (iii) that the shares of Series J Preferred Stock are to be converted pursuant to the applicable provisions of the Series J Preferred Stock. Notwithstanding the foregoing, if the shares of Series J Preferred Stock are held in global form, such notice shall comply with applicable procedures of the Depository Trust Company (“DTC”). The “Change of Control Conversion Date” shall be a Business Day set forth in the notice of Change of Control provided in accordance with paragraph 9(c)

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hereof that is no less than 20 days nor more than 35 days after the date on which the Corporation gives such notice pursuant to paragraph 9(c) hereof.
(f)   Holders of Series J Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Corporation’s transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date. The notice of withdrawal must state: (i) the number of withdrawn shares of Series J Preferred Stock; (ii) if certificated shares of Series J Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series J Preferred Stock; and (iii) the number of shares of Series J Preferred Stock, if any, which remain subject to the conversion notice. Notwithstanding the foregoing, if the shares of Series J Preferred Stock are held in global form, the notice of withdrawal shall comply with applicable DTC procedures.
(g)   Series J Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date.
(h)   In connection with the exercise of any Change of Control Conversion Right, the Corporation will comply with all U.S. federal and state securities laws and stock exchange rules in connection with any conversion of Series J Preferred Stock into Common Stock.
(10)   Record Holders.   The Corporation and the transfer agent for the Series J Preferred Stock may deem and treat the record holder of any Series J Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent shall be affected by any notice to the contrary.

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Exhibit B
Amended and Restated Limited Liability Company Agreement of Surviving Company OP
[Attached.]

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FOURTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
DIGITALBRIDGE OPERATING COMPANY, LLC
THIS FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of DigitalBridge Operating Company, LLC, a Delaware limited liability company (the “Company”), is made as of December 29, 2025 (the “Effective Date”), by the undersigned, DigitalBridge Group, Inc., a Maryland corporation, as the sole member (the “Member”).
R E C I T A L S
WHEREAS, the Company was formed pursuant to a Certificate of Formation filed in the Office of the Secretary of State of the State of Delaware on March 25, 2011 (the “Formation Date”), pursuant to the provisions of the Delaware Limited Liability Company Act (6 Del. C. §18-101 et seq., as amended, the “Act”);
WHEREAS, on December 28, 2025, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 28, 2025 (as amended from time to time in accordance with its terms, the “Merger Agreement”), by and among Duncan Holdco LLC, a Delaware limited liability company (“Parent”), Duncan Sub I Inc., a Maryland corporation and wholly owned subsidiary of Parent (“Merger Sub I”), Duncan Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of Merger Sub I (“Merger Sub II” and, together with Merger Sub I, each a “Merger Sub”), the Member and the Company, (i) Merger Sub I merged with and into the Member, with the Member surviving the merger (the “Duncan Merger”), and (ii) Merger Sub II merged with and into the Company, with the Company surviving the merger and becoming a wholly owned subsidiary of the Member (the “Company Merger”); and
WHEREAS, in connection with the consummation of the Company Merger, the Member desires to amend and restate the Third Amended and Restated Limited Liability Company Agreement of the Company to read in its entirety as set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual promises and agreements herein made and intending to be legally bound hereby, the Member agrees as follows:
A G R E E M E N T
1.   Name.   The name of the Company shall be DigitalBridge Operating Company, LLC or such other name as the Member may from time to time hereafter designate.
2.   Definitions.   Capitalized terms not otherwise defined herein shall have the meanings set forth in the Act.
3.   Purpose.    The purpose of the Company shall be, directly or indirectly through subsidiaries or affiliates, to engage in any lawful activity permitted by the Act or the laws of any jurisdiction in which the Company may do business. The Company shall have the power to engage in all activities and transactions which the Member deems necessary or advisable in connection with the foregoing.
4.   Offices.
a.   Principal Office.   The principal place of business and office of the Company shall initially be located at, and the Company’s business shall be conducted from, such place or such other places as the Member may designate from time to time.
b.   Registered Office.   The address of the registered office of the Company in the State of Delaware shall be c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware shall be Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The Member may from time to time, without the consent of any other person or entity, change the registered agent or office by an amendment to the certificate of formation of the Company and this Agreement.

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5.   Members.   The sole member of the Company as of the date hereof is the Member, whose business address as of the date hereof is 750 Park of Commerce Drive, Suite 210, Boca Raton, Florida 33487.
6.   Term.   The term of the Company commenced on the Formation Date and shall continue until the Company is dissolved and its affairs are wound up in accordance with Section 11 of this Agreement and a certificate of cancellation is filed in accordance with the Act.
7.   Management of the Company.
a.   Authority of the Board.   Subject to the other provisions of this Agreement, the right to manage the business of the Company shall be vested in the Board of Managers (the “Board”), initially consisting of 7 managers (collectively, the “Managers”). The number of Managers of the Company may be modified from time to time by the Member. The Board shall administer the Company as it determines appropriate. The Managers shall devote such time and attention to the business and affairs of the Company as the Managers deem reasonably appropriate. The Board shall be deemed the “manager” (as defined in the Act). Upon any such action being approved by the Requisite Vote (as defined below), each Manager may, and hereby is authorized to:
i.   exercise management powers of the Company pursuant to this Agreement, and each Manager is hereby designated as an authorized person of the Company, within the meaning of the Act;
ii.   take, on behalf of the Company, any and all actions that the Board may deem necessary, appropriate or advisable to the business or operations of the Company;
iii.   in the name and on behalf of the Company to (x) incur and pay or cause to be paid all fees, expenses and taxes, including legal fees and expenses as the Board shall in its judgment determine to be necessary, appropriate or advisable, (y) engage such persons and appoint such agents as the Board shall in its judgment determine to be necessary, appropriate or advisable, and (z) do any and all other acts and things as the Board deems necessary, appropriate or advisable to carry out fully the intent and purposes of the Company; and
iv.   without limiting the foregoing, negotiate, sign, acknowledge, file, record, publish, execute and deliver, from time to time, in the name and on behalf of the Company, any and all documents, instruments, agreements, amendments, certificates, directions, requests, receipts or filings deemed necessary, appropriate or advisable in connection with the Company’s business or operations, all on such terms and conditions as the Board approving any such documents, instruments, agreements, amendments, certificates, directions, requests, receipts or filings and making such filings or delivering such notices or documents in any jurisdiction around the world shall in its sole and absolute discretion approve.
b.   Discretion; Duties.   To the fullest extent permitted by applicable law, whenever the Managers are permitted or required to make a decision or take an action, the Managers shall consider the best interests of the Company and its Member, excluding their own interests. The Managers shall carry out their duties in accordance with reasonable diligence, reasonable care and the skill of a prudent manager on behalf of the Company.
c.   Quorum; Votes.   A majority of Managers at any time in office shall constitute a quorum of the Board. If at any meeting of the Board there shall be less than such a quorum, a majority of the Managers present may adjourn the meeting, from time to time, without further notice other than announcement at the meeting until a quorum shall be present. Each Manager shall be entitled to cast one vote with respect to any matter coming before the Board.
d.   Action at Meeting.   Every act or decision permitted to be done or made by the Board must be approved by at least a majority of the Managers then in office (the “Requisite Vote”) and any such act or decision shall be regarded as the act of the Board, unless a greater number is required by law or this Agreement. Any action required or permitted to be taken by the Board herein must be approved as provided herein.

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e.   Meetings.   Meetings of the Board shall be held on the date and at such place and time as determined by the Member or by the Requisite Vote (unless such meeting shall be waived by all of the Managers). Meetings of the Board shall be held on not less than five (5) business days’ notice to all Managers in writing, by telephone, by facsimile transmission or by any other reasonable means of communication (unless such notice shall be waived by all of the Managers). Managers may participate in meetings of the Board by means of conference, telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.
f.   Action by Written Consent.   Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, if all Managers consent to the action in writing or by electronic transmission, and the written consents or electronic transmissions are filed with the minutes of proceedings of the Board. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
g.   Removal; Resignation.   Any Manager may be removed (with or without cause) at any time by the Member. Any Manager may resign by delivering a resignation in writing or by electronic transmission to the Company at its principal office and to the Member. Such resignation shall be effective upon delivery unless it is specified to be effective at some later time or upon the happening of some later event.
h.   Officers; Authorized Signatories.   The Board may from time to time designate any person as an officer, employee, representative or agent of the Company with such authority and power to do any and all acts in the name and on behalf of the Company as may be delegated to such person by the Board for the furtherance of the purposes described herein.
8.   Capital Contributions; Membership Units.
a.   Capital Contributions.   The Member shall make capital contributions to the Company in such amounts and at such times as it determines in its sole and absolute discretion are necessary in furtherance of the Company’s purposes. At any time the Member makes capital contributions to the Company, in exchange for such contribution, the Company shall issue additional Membership Units (as defined below) to the Member. Notwithstanding any other provisions of this Agreement, for the avoidance of doubt, the contribution of capital to the Company and the issuance of Membership Units, in exchange therefor, may only be made and done, as applicable, as approved in writing by the Member. No real or other property of the Company shall be deemed to be owned by the Member individually, but shall be owned by, and title thereto shall be vested solely in the Company.
b.   Membership Units.   The equity of the Company shall be issued, designated and held in the form of units of the Company (“Membership Units”). There shall be four classes of such Membership Units with identical rights, obligations and privileges, except as otherwise expressly provided in this Agreement and the “Membership Unit Designations” attached hereto as Exhibit B, Exhibit C and Exhibit D. The four classes of Membership Units shall be designated as Membership Common Units, Series H Company Preferred Units, Series I Company Preferred Units and Series J Company Preferred Units (together with the Series H Company Preferred Units and Series I Company Preferred Units, the “Company Preferred Units”). All Membership Units shall be issued for such consideration as determined in the applicable issuance. Except to the extent specifically set forth in any Membership Unit Designation attached hereto, a Membership Unit of any class or series other than a Membership Common Unit shall not entitle the holder thereof to vote on, or consent to, any matter. Each Membership Common Unit of the Company shall entitle the holder thereof to one vote per Membership Common Unit on all matters submitted to, or actions to be taken by, the Member for approval. The Member’s Membership Units shall constitute personal property. Membership Units of the Company shall be uncertificated, unless determined otherwise by the Board. Exhibit A to this Agreement sets forth a Schedule of Membership Units of the Company held by the Member, which shall be updated by the Board, from time to time, to reflect the then-outstanding Membership Units held by the Member.
9.   Resignation.   The Member shall not resign from the Company except upon the transfer of all of its Membership Units or the concurrent dissolution of the Company.

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10.   Distributions.   Subject to the terms of any Membership Unit Designation attached hereto that provides for a class or series of Membership Units with a preference with respect to the payment of distributions, the Member may receive distributions in cash or in kind in such amounts and at such times as it shall determine in its sole and absolute discretion, subject to the requirements of the Act and other applicable law.
11.   Dissolution.   The Company shall be dissolved and its affairs wound up upon the first to occur of the following:
a.   at any time there is no member of the Company, unless the Company is continued in accordance with the Act;
b.   the resignation of the Member pursuant to Section 9 of this Agreement; or
c.   when required by a decree of judicial dissolution under Section 18-802 of the Act.
d.   The bankruptcy (as defined in the Act) of a member of the Company shall not cause such member to cease to be a member of the Company, and upon the occurrence of such an event, the Company shall continue without dissolution.
12.   Prior Indemnitees.   The Company’s obligations under Section 11 of the Third Amended and Restated Limited Liability Company Agreement of the Company, as in effect on December 29, 2025, in respect of any Prior Indemnitees (as defined below) shall continue in full force and effect with respect to any and all matters occurring, in whole or in part, prior to the Company Merger Effective Time (as defined in the Merger Agreement), regardless of when any claim, demand, action, suit or proceeding (civil, criminal, administrative or investigative) is first asserted, commenced, or threatened. This Section 12 is for the benefit of those Indemnified Persons (as defined in the Merger Agreement) who were entitled to indemnification and/or advancement of expenses under Section 11 of the Third Amended and Restated Limited Liability Company Agreement of the Company (each, a “Prior Indemnitee”) and their respective heirs, successors, assigns, and administrators, and shall not be deemed to create any rights for the benefit of any other person. Such rights constitute vested contractual rights of the Prior Indemnitees that shall survive this Agreement and shall not be eliminated or impaired by any amendment, modification, or repeal of this Agreement, and shall be enforceable to the fullest extent permitted by applicable law.
13.   Amendments.   Notwithstanding any other provisions of this Agreement, this Agreement may be amended only upon the written consent of the Member.
14.   Miscellaneous.   The Member shall have no liability for the debts, obligations or liabilities of the Company except to the extent provided by the Act. This Agreement shall be governed by, and construed under, the laws of the State of Delaware without regard to principles of conflicts of laws thereof.
[signature page follows]

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IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first written above.
MEMBER:
DIGITALBRIDGE GROUP, INC.
By:
Name:
Title:
[SIGNATURE PAGE TO THE LIMITED LIABILITY COMPANY AGREEMENT OF DIGITALBRIDGE OPERATING COMPANY, LLC]

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EXHIBIT A
DIGITALBRIDGE OPERATING COMPANY, LLC
SCHEDULE OF MEMBERSHIP UNITS
Member	Membership Common Units	Series H Company Preferred Units	Series I Company Preferred Units	Series J Company Preferred Units
DIGITALBRIDGE GROUP, INC.	[•]	[•]	[•]	[•]
[exhibit a — schedule of units]

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EXHIBIT B
SERIES H COMPANY PREFERRED UNIT DESIGNATION
A.   Designation and Number.   A series of Company Preferred Units, designated as Series H Company Preferred Units, is hereby established. The maximum number of Series H Company Preferred Units shall be [•].
B.   Rank.   The Series H Company Preferred Units will, with respect to rights to receive distributions and to participate in distributions or payments upon liquidation, dissolution or winding up of the Company, rank (a) senior to the Membership Common Units and any other class of Membership Units of the Company, now or hereafter issued and outstanding, the terms of which provide that such Membership Units rank, as to distributions and upon liquidation, dissolution or winding up of the Company, junior to such Series H Company Preferred Units (“Junior Units”), (b) on a parity with any Membership Units the Company may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series H Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Parity Units”); and (c) junior to all Membership Units of the Company the terms of which specifically provide that such Membership Units rank senior to the Series H Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Senior Units”). Any authorization or issuance of Senior Units would require the affirmative vote of the holders of at least two-thirds of the outstanding Series H Company Preferred Units voting together as a single class with all other classes or series of Parity Units upon which like voting rights have been conferred and are exercisable. Any convertible or exchangeable debt securities that the Company may issue are not considered to be equity securities for these purposes.
C.   Distributions.
(i)   The Member, in its capacity as the holder of the then outstanding Series H Company Preferred Units, shall be entitled to receive, when, as and if authorized by the Company, out of funds legally available for payment of distributions, cumulative cash distributions at the rate of 7.125% per annum of the $25.00 liquidation preference of each Series H Company Preferred Unit (equivalent to $1.78125 per annum per Series H Company Preferred Unit).
(ii)   Distributions on each outstanding Series H Company Preferred Unit shall be payable quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on [•] (each such day being hereinafter called a “Series H Distribution Payment Date”) at the then applicable annual rate; provided, however, that if any Series H Distribution Payment Date falls on any day other than a Business Day (as defined in Exhibit A to the Second Amended and Restated Charter of the Member (which contains the terms of articles supplementary establishing and fixing the rights and preferences of the Series H Preferred Shares of the Member (the “Series H Preferred Shares”)) (the “Series H Preferred Share Terms”)), the distribution that would otherwise have been payable on such Series H Distribution Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series H Distribution Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series H Distribution Payment Date to such next succeeding Business Day. Each distribution is payable to holders of record as they appear on the books and records of the Company at the close of business on the record date, not exceeding 30 days preceding the applicable Series H Distribution Payment Date, as shall be fixed by the Company. Distributions shall accumulate from the most recent Series H Distribution Payment Date to which distributions have been paid, whether or not in any such distribution period or periods there shall be funds legally available for the payment of such distributions, whether the Company has earnings or whether such distributions are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series H Company Preferred Units that may be in arrears. Holders of the Series H Company Preferred Units shall not be entitled to any distributions, whether payable in cash, property or stock, in excess of full cumulative distributions, as herein provided, on the Series H Company Preferred Units. Distributions payable on the Series H Company Preferred Units for any period greater or less than a full distribution period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions payable on the Series H Company Preferred Units for each full distribution period will be computed by dividing the applicable

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annual distribution rate by four. After full cumulative distributions on the Series H Company Preferred Units have been paid, the holders of Series H Company Preferred Units will not be entitled to any further distributions with respect to that distribution period.
(iii)   So long as any Series H Company Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Units for any period unless full cumulative distributions have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series H Company Preferred Units for all prior distribution periods. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions authorized and declared upon the Series H Company Preferred Units and all distributions authorized and declared upon any other series or class or classes of Parity Units shall be authorized and declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series H Company Preferred Units and such Parity Units.
D.   So long as any Series H Company Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units of, or in options, warrants or rights to subscribe for or purchase, Junior Units) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Membership Units made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Member or any subsidiary, or a conversion into or exchange for Junior Units or redemptions for the purpose of preserving the Member’s qualification as a REIT (as defined in the Second Amended and Restated Charter of the Member), or redemptions of Membership Units pursuant to the Limited Liability Company Agreement of the Company), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such units) by the Company, directly or indirectly (except by conversion into or exchange for Junior Units) unless in each case full cumulative distributions on all outstanding shares of Series H Company Preferred Units and any Parity Units at the time such distributions are payable shall have been paid or set apart for payment for all past distribution periods with respect to the Series H Company Preferred Units and all past distribution periods with respect to such Parity Units.
(i)   Any distribution payment made on the Series H Company Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series H Company Preferred Units which remains payable.
(ii)   Except as provided herein, the Series H Company Preferred Units shall not be entitled to participate in the earnings or assets of the Company.
(iii)   As used herein, the term “distribution” does not include distributions payable solely in Junior Units on Junior Units, or in options, warrants or rights to holders of Junior Units to subscribe for or purchase any Junior Units.
E.   Liquidation Preference.
(i)   In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Units, the holders of the Series H Company Preferred Units shall be entitled to receive $25.00 per Series H Company Preferred Unit (the “Liquidation Preference”) plus an amount per Series H Company Preferred Unit equal to all accrued and unpaid distributions (whether or not earned or declared) thereon to, but not including, the date of final distribution to such holders; but such holders of the Series H Company Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series H Company Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series H Company Preferred Units and any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series H Company Preferred Units and any such

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other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section D, none of (i) a consolidation or merger of the Company with one or more entities, (ii) a statutory unit exchange by the Company, or (iii) a sale or transfer of all or substantially all of the Company’s assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Company.
(ii)   Until payment shall have been made in full to the holders of the Series H Company Preferred Units, as provided in this Section D, and to the holders of Parity Units, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Units upon the liquidation, dissolution or winding up of the Company. Subject to the rights of the holders of Parity Units, upon any liquidation, dissolution or winding up of the Company, after payment shall have been made in full to the holders of the Series H Company Preferred Units, as provided in this Section D, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series H Company Preferred Units shall not be entitled to share therein.
F.   Redemption.   In connection with the redemption by the Member of any Series H Preferred Shares in accordance with the provisions of the Series H Preferred Share Terms, and at such times as the Member is required or determines to make, deposit or set aside such payment, the Company shall provide cash to the Member for such purpose which shall be equal to the redemption price (as set forth in the Series H Preferred Share Terms), plus any accrued and unpaid dividends on the Series H Preferred Shares (whether or not declared), to, but not including, the redemption date, and one Series H Company Preferred Unit shall be concurrently redeemed with respect to each Series H Preferred Share so redeemed by the Member. If a redemption date for Series H Preferred Shares falls after a record date for a Series H Preferred Shares dividend payment and prior to the corresponding dividend payment date, then the Company shall provide cash to the Member equal to the dividend payable on such Series H Preferred Shares on such dividend payment date notwithstanding the redemption of such Series H Preferred Shares and corresponding Series H Company Preferred Units prior to such dividend payment date. From and after the applicable redemption date, the Series H Company Preferred Units so redeemed shall no longer be outstanding and all rights hereunder, to distributions or otherwise, with respect to such Series H Company Preferred Units shall cease. Any Series H Company Preferred Units so redeemed may be reissued to the Member at such time as the Member reissues a corresponding number of Series H Preferred Shares so redeemed or repurchased, in exchange for the contribution by the Member to the Company of the proceeds from such reissuance.
G.   Voting Rights.   Except as required by applicable law or the Fourth Amended and Restated Limited Liability Company Agreement of the Company, the holder of the Series H Company Preferred Units, as such, shall have no voting rights.
H.   Conversion.   The Series H Company Preferred Units are not convertible into or exchangeable for any other property or securities of the Company, except as provided herein.
(i)   In the event of a conversion of any Series H Preferred Shares into Class A common stock of the Member, par value $0.01 per share (“Common Stock”), in accordance with the Series H Preferred Share Terms, upon conversion of such Series H Preferred Shares, the Company shall convert an equal whole number of the Series H Company Preferred Units into Membership Common Units as such Series H Preferred Shares are converted into shares of Common Stock. In the event of a conversion of any Series H Preferred Shares into consideration other than Common Stock in accordance with the Series H Preferred Share Terms, the Company shall retire a number of Series H Company Preferred Units equal to the number of Series H Preferred Shares converted into such other form of consideration. In the event of a conversion of the Series H Preferred Shares into Common Stock, to the extent the Member is required to pay cash in lieu of fractional shares of Common Stock pursuant to the Series H Preferred Share Terms in connection with such conversion, the Company shall distribute an equal amount of cash to the Member.
(ii)   Following any such conversion or retirement by the Company pursuant to this Section G, the Company shall make such revisions to the Fourth Amended and Restated Limited Liability Company Agreement of the Company as it determines are necessary to reflect such conversion.
I.   Restriction on Ownership.   The Series H Company Preferred Units shall be owned and held solely by the Member.

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J.   Allocations.   Allocations of the Company’s items of income, gain, loss and deduction with respect to the Series H Company Preferred Units shall be allocated to the Member as the sole holder of Series H Company Preferred Units in accordance with Section 10 of the Fourth Amended and Restated Limited Liability Company Agreement of the Company.
[EXHIBIT B — SERIES H COMPANY PREFERRED UNIT DESIGNATION]

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EXHIBIT C
SERIES I COMPANY PREFERRED UNIT DESIGNATION
A.   Designation and Number.   A series of Company Preferred Units, designated as Series I Company Preferred Units, is hereby established. The maximum number of Series I Company Preferred Units shall be [•].
B.   Rank.   The Series I Company Preferred Units will, with respect to rights to receive distributions and to participate in distributions or payments upon liquidation, dissolution or winding up of the Company, rank (a) senior to the Membership Common Units and any other class of Membership Units of the Company, now or hereafter issued and outstanding, the terms of which provide that such Membership Units rank, as to distributions and upon liquidation, dissolution or winding up of the Company, junior to such Series I Company Preferred Units (“Junior Units”), (b) on a parity with any Membership Units the Company may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series I Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Parity Units”); and (c) junior to all Membership Units of the Company the terms of which specifically provide that such Membership Units rank senior to the Series I Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Senior Units”). Any authorization or issuance of Senior Units would require the affirmative vote of the holders of at least two-thirds of the outstanding Series I Company Preferred Units voting together as a single class with all other classes or series of Parity Units upon which like voting rights have been conferred and are exercisable. Any convertible or exchangeable debt securities that the Company may issue are not considered to be equity securities for these purposes.
C.   Distributions.
(i)   The Member, in its capacity as the holder of the then outstanding Series I Company Preferred Units, shall be entitled to receive, when, as and if authorized by the Company, out of funds legally available for payment of distributions, cumulative cash distributions at the rate of 7.15% per annum of the $25.00 liquidation preference of each Series I Company Preferred Unit (equivalent to $1.7875 per annum per Series I Company Preferred Unit).
(ii)   Distributions on each outstanding Series I Company Preferred Unit shall be payable quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on [•] (each such day being hereinafter called a “Series I Distribution Payment Date”) at the then applicable annual rate; provided, however, that if any Series I Distribution Payment Date falls on any day other than a Business Day (as defined in Exhibit B to the Second Amended and Restated Charter of the Member (which contains the terms of articles supplementary establishing and fixing the rights and preferences of the Series I Preferred Shares of the Member (the “Series I Preferred Shares”)) (the “Series I Preferred Share Terms”)), the distribution that would otherwise have been payable on such Series I Distribution Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series I Distribution Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series I Distribution Payment Date to such next succeeding Business Day. Each distribution is payable to holders of record as they appear on the books and records of the Company at the close of business on the record date, not exceeding 30 days preceding the applicable Series I Distribution Payment Date, as shall be fixed by the Company. Distributions shall accumulate from the most recent Series I Distribution Payment Date to which distributions have been paid, whether or not in any such distribution period or periods there shall be funds legally available for the payment of such distributions, whether the Company has earnings or whether such distributions are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series I Company Preferred Units that may be in arrears. Holders of the Series I Company Preferred Units shall not be entitled to any distributions, whether payable in cash, property or stock, in excess of full cumulative distributions, as herein provided, on the Series I Company Preferred Units. Distributions payable on the Series I Company Preferred Units for any period greater or less than a full distribution period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions payable on the Series I Company Preferred Units for each full distribution period will be computed by dividing the applicable annual distribution rate by

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four. After full cumulative distributions on the Series I Company Preferred Units have been paid, the holders of Series I Company Preferred Units will not be entitled to any further distributions with respect to that distribution period.
(iii)   So long as any Series I Company Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Units for any period unless full cumulative distributions have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series I Company Preferred Units for all prior distribution periods. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions authorized and declared upon the Series I Company Preferred Units and all distributions authorized and declared upon any other series or class or classes of Parity Units shall be authorized and declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series I Company Preferred Units and such Parity Units.
(iv)   So long as any Series I Company Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units of, or in options, warrants or rights to subscribe for or purchase, Junior Units) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Membership Units made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Member or any subsidiary, or a conversion into or exchange for Junior Units or redemptions for the purpose of preserving the Member’s qualification as a REIT (as defined in the Second Amended and Restated Charter of the Member), or redemptions of Membership Units pursuant to the Limited Liability Company Agreement of the Company), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such units) by the Company, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case full cumulative distributions on all outstanding shares of Series I Company Preferred Units and any Parity Units at the time such distributions are payable shall have been paid or set apart for payment for all past distribution periods with respect to the Series I Company Preferred Units and all past distribution periods with respect to such Parity Units.
(v)   Any distribution payment made on the Series I Company Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series I Company Preferred Units which remains payable.
(vi)   Except as provided herein, the Series I Company Preferred Units shall not be entitled to participate in the earnings or assets of the Company.
(vii)   As used herein, the term “distribution” does not include distributions payable solely in Junior Units on Junior Units, or in options, warrants or rights to holders of Junior Units to subscribe for or purchase any Junior Units.
D.   Liquidation Preference.
(i)   In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Units, the holders of the Series I Company Preferred Units shall be entitled to receive $25.00 per Series I Company Preferred Unit (the “Liquidation Preference”) plus an amount per Series I Company Preferred Unit equal to all accrued and unpaid distributions (whether or not earned or declared) thereon to, but not including, the date of final distribution to such holders; but such holders of the Series I Company Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series I Company Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series I Company Preferred Units and any such other Parity Units ratably in accordance with the

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respective amounts that would be payable on such Series I Company Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section D, none of (i) a consolidation or merger of the Company with one or more entities, (ii) a statutory unit exchange by the Company, or (iii) a sale or transfer of all or substantially all of the Company’s assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Company.
(ii)   Until payment shall have been made in full to the holders of the Series I Company Preferred Units, as provided in this Section D, and to the holders of Parity Units, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Units upon the liquidation, dissolution or winding up of the Company. Subject to the rights of the holders of Parity Units, upon any liquidation, dissolution or winding up of the Company, after payment shall have been made in full to the holders of the Series I Company Preferred Units, as provided in this Section D, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series I Company Preferred Units shall not be entitled to share therein.
E.   Redemption.   In connection with the redemption by the Member of any Series I Preferred Shares in accordance with the provisions of the Series I Preferred Share Terms, and at such times as the Member is required or determines to make, deposit or set aside such payment, the Company shall provide cash to the Member for such purpose which shall be equal to the redemption price (as set forth in the Series I Preferred Share Terms), plus any accrued and unpaid dividends on the Series I Preferred Shares (whether or not declared), to, but not including, the redemption date, and one Series I Company Preferred Unit shall be concurrently redeemed with respect to each Series I Preferred Share so redeemed by the Member. If a redemption date for Series I Preferred Shares falls after a record date for a Series I Preferred Shares dividend payment and prior to the corresponding dividend payment date, then the Company shall provide cash to the Member equal to the dividend payable on such Series I Preferred Shares on such dividend payment date notwithstanding the redemption of such Series I Preferred Shares and corresponding Series I Company Preferred Units prior to such dividend payment date. From and after the applicable redemption date, the Series I Company Preferred Units so redeemed shall no longer be outstanding and all rights hereunder, to distributions or otherwise, with respect to such Series I Company Preferred Units shall cease. Any Series I Company Preferred Units so redeemed may be reissued to the Member at such time as the Member reissues a corresponding number of Series I Preferred Shares so redeemed or repurchased, in exchange for the contribution by the Member to the Company of the proceeds from such reissuance.
F.   Voting Rights.   Except as required by applicable law or the Fourth Amended and Restated Limited Liability Company Agreement of the Company, the holder of the Series I Company Preferred Units, as such, shall have no voting rights.
G.   Conversion.   The Series I Company Preferred Units are not convertible into or exchangeable for any other property or securities of the Company, except as provided herein.
(i)   In the event of a conversion of any Series I Preferred Shares into Class A common stock of the Member, par value $0.01 per share (“Common Stock”), in accordance with the Series I Preferred Share Terms, upon conversion of such Series I Preferred Shares, the Company shall convert an equal whole number of the Series I Company Preferred Units into Membership Common Units as such Series I Preferred Shares are converted into shares of Common Stock. In the event of a conversion of any Series I Preferred Shares into consideration other than Common Stock in accordance with the Series I Preferred Share Terms, the Company shall retire a number of Series I Company Preferred Units equal to the number of Series I Preferred Shares converted into such other form of consideration. In the event of a conversion of the Series I Preferred Shares into Common Stock, to the extent the Member is required to pay cash in lieu of fractional shares of Common Stock pursuant to the Series I Preferred Share Terms in connection with such conversion, the Company shall distribute an equal amount of cash to the Member.
(ii)   Following any such conversion or retirement by the Company pursuant to this Section G, the Company shall make such revisions to the Fourth Amended and Restated Limited Liability Company Agreement of the Company as it determines are necessary to reflect such conversion.

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H.   Restriction on Ownership.   The Series I Company Preferred Units shall be owned and held solely by the Member.
I.   Allocations.   Allocations of the Company’s items of income, gain, loss and deduction with respect to the Series I Company Preferred Units shall be allocated to the Member as the sole holder of Series I Company Preferred Units in accordance with Section 10 of the Fourth Amended and Restated Limited Liability Company Agreement of the Company.
[EXHIBIT C — SERIES I COMPANY PREFERRED UNIT DESIGNATION]

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EXHIBIT D
SERIES J COMPANY PREFERRED UNIT DESIGNATION
A.   Designation and Number.   A series of Company Preferred Units, designated as Series J Company Preferred Units, is hereby established. The maximum number of Series J Company Preferred Units shall be [•].
B.   Rank.   The Series J Company Preferred Units will, with respect to rights to receive distributions and to participate in distributions or payments upon liquidation, dissolution or winding up of the Company, rank (a) senior to the Membership Common Units and any other class of Membership Units of the Company, now or hereafter issued and outstanding, the terms of which provide that such Membership Units rank, as to distributions and upon liquidation, dissolution or winding up of the Company, junior to such Series J Company Preferred Units (“Junior Units”), (b) on a parity with any Membership Units the Company may authorize or issue in the future that, pursuant to the terms thereof, rank on parity with the Series J Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Parity Units”); and (c) junior to all Membership Units of the Company the terms of which specifically provide that such Membership Units rank senior to the Series J Company Preferred Units with respect to distributions or payments in the event of the liquidation, dissolution or winding up of the Company (“Senior Units”). Any authorization or issuance of Senior Units would require the affirmative vote of the holders of at least two-thirds of the outstanding Series J Company Preferred Units voting together as a single class with all other classes or series of Parity Units upon which like voting rights have been conferred and are exercisable. Any convertible or exchangeable debt securities that the Company may issue are not considered to be equity securities for these purposes.
C.   Distributions.
(i)   The Member, in its capacity as the holder of the then outstanding Series J Company Preferred Units, shall be entitled to receive, when, as and if authorized by the Company, out of funds legally available for payment of distributions, cumulative cash distributions at the rate of 7.125% per annum of the $25.00 liquidation preference of each Series J Company Preferred Unit (equivalent to $1.78125 per annum per Series J Company Preferred Unit).
(ii)   Distributions on each outstanding Series J Company Preferred Unit shall be payable quarterly in equal amounts in arrears on the 15th day of each January, April, July and October, commencing on [•] (each such day being hereinafter called a “Series J Distribution Payment Date”) at the then applicable annual rate; provided, however, that if any Series J Distribution Payment Date falls on any day other than a Business Day (as defined in Exhibit C to the Second Amended and Restated Charter of the Member (which contains the terms of articles supplementary establishing and fixing the rights and preferences of the Series J Preferred Shares of the Member (the “Series J Preferred Shares”)) (the “Series J Preferred Share Terms”)), the distribution that would otherwise have been payable on such Series J Distribution Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Series J Distribution Payment Date, and no interest or other sums shall accrue on the amount so payable from such Series J Distribution Payment Date to such next succeeding Business Day. Each distribution is payable to holders of record as they appear on the books and records of the Company at the close of business on the record date, not exceeding 30 days preceding the applicable Series J Distribution Payment Date, as shall be fixed by the Company. Distributions shall accumulate from the most recent Series J Distribution Payment Date to which distributions have been paid, whether or not in any such distribution period or periods there shall be funds legally available for the payment of such distributions, whether the Company has earnings or whether such distributions are authorized. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series J Company Preferred Units that may be in arrears. Holders of the Series J Company Preferred Units shall not be entitled to any distributions, whether payable in cash, property or stock, in excess of full cumulative distributions, as herein provided, on the Series J Company Preferred Units. Distributions payable on the Series J Company Preferred Units for any period greater or less than a full distribution period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions payable on the Series J Company Preferred Units for each full distribution period will be computed by dividing the applicable annual distribution rate by four. After full

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cumulative distributions on the Series J Company Preferred Units have been paid, the holders of Series J Company Preferred Units will not be entitled to any further distributions with respect to that distribution period.
(iii)   So long as any Series J Company Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Parity Units for any period unless full cumulative distributions have been declared and paid or are contemporaneously declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series J Company Preferred Units for all prior distribution periods. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions authorized and declared upon the Series J Company Preferred Units and all distributions authorized and declared upon any other series or class or classes of Parity Units shall be authorized and declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series J Company Preferred Units and such Parity Units.
(iv)   So long as any Series J Company Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units of, or in options, warrants or rights to subscribe for or purchase, Junior Units) shall be authorized and declared or paid or set apart for payment or other distribution authorized and declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Membership Units made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Member or any subsidiary, or a conversion into or exchange for Junior Units or redemptions for the purpose of preserving the Member’s qualification as a REIT (as defined in the Second Amended and Restated Charter of the Member), or redemptions of Membership Units pursuant to the Limited Liability Company Agreement of the Company), for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such units) by the Company, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case full cumulative distributions on all outstanding shares of Series J Company Preferred Units and any Parity Units at the time such distributions are payable shall have been paid or set apart for payment for all past distribution periods with respect to the Series J Company Preferred Units and all past distribution periods with respect to such Parity Units.
(v)   Any distribution payment made on the Series J Company Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series J Company Preferred Units which remains payable.
(vi)   Except as provided herein, the Series J Company Preferred Units shall not be entitled to participate in the earnings or assets of the Company.
(vii)   As used herein, the term “distribution” does not include distributions payable solely in Junior Units on Junior Units, or in options, warrants or rights to holders of Junior Units to subscribe for or purchase any Junior Units.
D.   Liquidation Preference.
(i)   In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of Junior Units, the holders of the Series J Company Preferred Units shall be entitled to receive $25.00 per Series J Company Preferred Unit (the “Liquidation Preference”) plus an amount per Series J Company Preferred Unit equal to all accrued and unpaid distributions (whether or not earned or declared) thereon to, but not including, the date of final distribution to such holders; but such holders of the Series J Company Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series J Company Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series J Company Preferred Units and any such other Parity Units ratably in accordance with the

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respective amounts that would be payable on such Series J Company Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section D, none of (i) a consolidation or merger of the Company with one or more entities, (ii) a statutory unit exchange by the Company, or (iii) a sale or transfer of all or substantially all of the Company’s assets shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Company.
(ii)   Until payment shall have been made in full to the holders of the Series J Company Preferred Units, as provided in this Section D, and to the holders of Parity Units, subject to any terms and provisions applying thereto, no payment will be made to any holder of Junior Units upon the liquidation, dissolution or winding up of the Company. Subject to the rights of the holders of Parity Units, upon any liquidation, dissolution or winding up of the Company, after payment shall have been made in full to the holders of the Series J Company Preferred Units, as provided in this Section D, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series J Company Preferred Units shall not be entitled to share therein.
E.   Redemption.   In connection with the redemption by the Member of any Series J Preferred Shares in accordance with the provisions of the Series J Preferred Share Terms, and at such times as the Member is required or determines to make, deposit or set aside such payment, the Company shall provide cash to the Member for such purpose which shall be equal to the redemption price (as set forth in the Series J Preferred Share Terms), plus any accrued and unpaid dividends on the Series J Preferred Shares (whether or not declared), to, but not including, the redemption date, and one Series J Company Preferred Unit shall be concurrently redeemed with respect to each Series J Preferred Share so redeemed by the Member. If a redemption date for Series J Preferred Shares falls after a record date for a Series J Preferred Shares dividend payment and prior to the corresponding dividend payment date, then the Company shall provide cash to the Member equal to the dividend payable on such Series J Preferred Shares on such dividend payment date notwithstanding the redemption of such Series J Preferred Shares and corresponding Series J Company Preferred Units prior to such dividend payment date. From and after the applicable redemption date, the Series J Company Preferred Units so redeemed shall no longer be outstanding and all rights hereunder, to distributions or otherwise, with respect to such Series J Company Preferred Units shall cease. Any Series J Company Preferred Units so redeemed may be reissued to the Member at such time as the Member reissues a corresponding number of Series J Preferred Shares so redeemed or repurchased, in exchange for the contribution by the Member to the Company of the proceeds from such reissuance.
F.   Voting Rights.   Except as required by applicable law or the Fourth Amended and Restated Limited Liability Company Agreement of the Company, the holder of the Series J Company Preferred Units, as such, shall have no voting rights.
G.   Conversion.   The Series J Company Preferred Units are not convertible into or exchangeable for any other property or securities of the Company, except as provided herein.
(i)   In the event of a conversion of any Series J Preferred Shares into Class A common stock of the Member, par value $0.01 per share (“Common Stock”), in accordance with the Series J Preferred Share Terms, upon conversion of such Series J Preferred Shares, the Company shall convert an equal whole number of the Series J Company Preferred Units into Membership Common Units as such Series J Preferred Shares are converted into shares of Common Stock. In the event of a conversion of any Series J Preferred Shares into consideration other than Common Stock in accordance with the Series J Preferred Share Terms, the Company shall retire a number of Series J Company Preferred Units equal to the number of Series J Preferred Shares converted into such other form of consideration. In the event of a conversion of the Series J Preferred Shares into Common Stock, to the extent the Member is required to pay cash in lieu of fractional shares of Common Stock pursuant to the Series J Preferred Share Terms in connection with such conversion, the Company shall distribute an equal amount of cash to the Member.
(ii)   Following any such conversion or retirement by the Company pursuant to this Section G, the Company shall make such revisions to the Fourth Amended and Restated Limited Liability Company Agreement of the Company as it determines are necessary to reflect such conversion.

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H.   Restriction on Ownership.   The Series J Company Preferred Units shall be owned and held solely by the Member.
I.   Allocations.   Allocations of the Company’s items of income, gain, loss and deduction with respect to the Series J Company Preferred Units shall be allocated to the Member as the sole holder of Series J Company Preferred Units in accordance with Section 10 of the Fourth Amended and Restated Limited Liability Company Agreement of the Company.

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Annex B
745 Seventh Avenue New York, NY 10019 United States
CONFIDENTIAL
Board of Directors
DigitalBridge Group, Inc.
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
Members of the Board of Directors:
We understand that DigitalBridge Group, Inc., a Maryland corporation (the “Company”) intends to enter into a transaction (the “Proposed Transaction”) with Duncan Holdco LLC, a Delaware limited liability company (“Parent”), Duncan Sub I Inc., a Maryland corporation and wholly owned subsidiary of Parent (“Merger Sub I”), Duncan Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of Merger Sub I (“Merger Sub II”) and DigitalBridge Operating Company, LLC, a Delaware limited liability company (“Company OP”), pursuant to which, among other things, (i) Merger Sub I will be merged with and into the Company (the “Company Merger”) with the Company surviving as a wholly owned subsidiary of Parent, (ii) promptly following the Company Merger, Merger Sub II will be merged with and into Company OP (the “LLC Merger”) with Company OP surviving as a wholly owned subsidiary of Parent, (iii) at the effective time of the Company Merger (the “Company Merger Effective Time”), (w) each share of Class A common stock, par value $0.01 per share, of the Company (the “Class A Common Stock”), (x) each share of Class B common stock, par value $0.01 per share (the “Class B Common Stock”), and (y) each share of Performance common stock, par value $0.01 per share, of the Company (the “Performance Common Stock” and together with the Class A Common Stock and the Class B Common Stock, in each case other than any Cancelled Shared, Converted Shares and Dissenting Shares (each as defined in the Agreement), the “Company Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time, will be canceled and converted automatically into the right to receive $16.00 in cash, without interest and subject to any withholding required under applicable Tax Law (as defined in the Agreement) (the “Common Stock Consideration”) and (z) each share of Company Series H Preferred Stock, Company Series I Preferred Stock and Company Series J Preferred Stock, in each case, as issued and outstanding immediately prior to the Company Merger Effective Time shall remain outstanding as a corresponding share of preferred stock of the Surviving Corporation (as defined in the Agreement) and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in either the Company Charter (as defined in the Agreement) or the applicable articles supplementary of the Company Charter pertaining to such preferred stock, and (iv) at the effective time of the LLC Merger (the “LLC Merger Effective Time”), (x) except as otherwise agreed to in writing between a holder of Company OP Common Units and Parent, each Company OP Common Unit (as defined in the Agreement) issued and outstanding immediately prior to the LLC Merger Effective Time, other than any Cancelled Units or Converted Units (each as defined in the Agreement) shall automatically be converted into the right to receive $16.00 in cash, without interest and subject to any withholding required under applicable Tax Law (the “LLC Merger Consideration”) and (y) each Company OP Preferred Unit (as defined in the Agreement) outstanding immediately prior to the LLC Merger Effective Time shall remain outstanding as preferred units in the Surviving Company OP (as defined in the Agreement) following the LLC Merger Effective Time and no payment shall be made pursuant to the LLC Merger with respect thereto. The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger, by and among the Company, Company OP, Parent, Merger Sub I and Merger Sub II (the “Agreement”). The summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreement.
We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the holders of the Company Common Stock (the “Common Stockholders”) of the Common Stock Consideration to be offered to such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the fairness of the Proposed Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company or Company OP (including the Company Series H Preferred Stock, Company Series I Preferred Stock, Company Series J Preferred Stock, Company OP Common Units and Company OP Preferred Units). We have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Proposed Transaction or the likelihood of consummation of the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the Common Stock Consideration to be offered to the Common Stockholders of the Company in the Proposed Transaction. Our opinion does not address the relative merits of the Proposed Transaction as compared to any other transaction or business strategy in which the Company might engage.
In arriving at our opinion, we reviewed and analyzed: (i) a draft of the Agreement, dated as of December 28, 2025 and the specific terms of the Proposed Transaction; (ii) publicly available information concerning the Company that we believe to be relevant to our analysis, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025, June 30, 2025 and September 30, 2025; (iii) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by management of the Company; (iv) a trading history of the Company’s common stock from December 26, 2024 to December 26, 2025 and a comparison of that trading history with those of other companies that we deemed relevant; (v) a comparison of the historical financial results and present financial condition of the Company with those of other companies that we deemed relevant; (vi) published estimates of independent research analysts with respect to the future financial performance and price targets of the Company; (vii) the results of our efforts to solicit indications of interest from third parties with respect to a sale of the Company; and (viii) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other recent transactions that we deemed relevant. In addition, we have had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.
In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information) and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of the Company, upon the advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company will perform substantially in accordance with such projections. We assume no responsibility for and we express no view as to any such projections or estimates or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter.
We have assumed that the executed Agreement will conform in all material respects to the last draft reviewed by us. In addition, we have assumed the accuracy of the representations and warranties contained in the Agreement and all agreements related thereto. We have also assumed, upon the advice of the Company, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the Agreement and that the Proposed Transaction will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that the Common Stock Consideration to be offered to the Common Stockholders of the Company in the Proposed Transaction is fair to such stockholders from a financial point of view.
We are acting as financial advisor to the Company in connection with the Proposed Transaction and will receive fees for our services, a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse a portion of our expenses and indemnify us for certain liabilities that may arise out of our engagement and the rendering of this opinion. We have performed various investment banking services for the Company and for SoftBank Group Corp. (“SoftBank”), an affiliate of Parent, in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. Specifically, in the past two years, we have performed the following investment banking and financial services directly or through an affiliate: (a) for the Company or funds managed by the Company: (i) acting as note purchaser, letter of credit provider and administrative agent in connection with DigitalBridge Issuer, LLC’s and certain other affiliates of the Company’s Class A-1 Note Purchase Agreement, dated as of July 9, 2021 (as amended); and (ii) acting as a lender in the Company’s revolving credit facility and (b) for SoftBank: (i) acting as joint bookrunner and/or joint global coordinator in connection with various issuances by SoftBank of senior debt securities; (ii) acting as a lender in connection with various syndicated senior unsecured term loans to SoftBank in connection with the financing for various acquisition transactions; (iii) acting as joint lead arranger and a lender in SoftBank’s revolving credit facility; (iv) acting as counterparty in various interest rate and equity-linked derivatives transactions; and (v) acting as agent in facilitating certain unregistered secondary share sales on behalf of SoftBank.
In addition, we and our affiliates in the past have provided, currently are providing, or in the future may provide, investment banking services to certain of the Company’s and SoftBank’s affiliates and portfolio companies and have received or in the future may receive customary fees for rendering such services, including (i) having acted or acting as financial advisor to certain of its portfolio companies and affiliates in connection with certain mergers and acquisition transactions; (ii) having acted or acting as arranger, bookrunner and/or lender for certain of its portfolio companies and affiliates in connection with the financing for various acquisition transactions; and (iii) having acted or acting as underwriter, initial purchaser and placement agent for various equity and debt offerings undertaking by certain of its portfolio companies and affiliates.
Barclays Capital Inc., its subsidiaries and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company or SoftBank for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.
This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.
Very truly yours,
BARCLAYS CAPITAL INC.

Annex C
December 28, 2025
The Board of Directors
DigitalBridge Group, Inc.
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487
Members of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders (as defined in the Agreement (as defined below)) of common stock, par value $0.01 per share (the “Company Common Stock”), of DigitalBridge Group, Inc. (the “Company”) of the consideration to be paid to such holders in the proposed mergers (the “Transaction”) of the Company with Duncan Sub I Inc., a wholly-owned subsidiary of Duncan Holdco LLC (the “Acquiror”) and of the Company OP (as defined in the Agreement) with Duncan Sub II LLC, a wholly-owned subsidiary of Duncan Sub I Inc. Pursuant to the Agreement and Plan of Merger (the “Agreement”), among the Company, the Company OP, the Acquiror, Duncan Sub I Inc. and Duncan Sub II LLC, the Company will become a wholly-owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock, other than shares of Company Common Stock held in treasury, owned by the Company and its subsidiaries, owned by the Acquiror and its affiliates and any Dissenting Shares (as defined in the Agreement), will be converted into the right to receive $16.00 per share in cash (the “Consideration”).
In connection with preparing our opinion, we have (i) reviewed a draft dated December 28, 2025 of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.
In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.
In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement, and that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us. We have also assumed that the representations and warranties made by the Company and the Acquiror in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with

C-1

respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.
Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.
We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement.
During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company, for which we and such affiliates have received customary compensation. Such services during such period have included rendering certain investment banking services in connection with global securitized products. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Acquiror, for which we and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger on credit facilities in December 2024, February 2025, April 2025, November 2025 and December 2025, and acting as joint lead bookrunner on offerings of debt securities in July 2025 and October 2025. During the two years preceding the date of this letter, neither we nor our affiliates have had any other material financial advisory or other material commercial or investment banking relationships with portfolio companies of the Company. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company and the Acquiror, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and the Acquiror. In the ordinary course of our businesses, we and our affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or the Acquiror for our own account or for the accounts of customers and, accordingly, we likely hold long or short positions in such securities or other financial instruments.
On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.
The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.
Very truly yours,
J.P. MORGAN SECURITIES LLC
J.P. Morgan Securities LLC

C-2

ANNEX D
SECTION 5.10 OF THE CHARTER OF DIGITALBRIDGE
Section 5.10    Appraisal Rights.   Holders of shares of Common Stock (as defined herein) shall be entitled to exercise the rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute. In addition to such statutory rights of an objecting stockholder and notwithstanding the limitations on exercising the rights of an objecting stockholder under Section 3-202(c)(1) of the MGCL, a holder of Class A Common Stock or Class B Common Stock shall have the additional right, pursuant to this Section 5.10, to demand and receive payment of the fair value of such stockholder’s shares of Common Stock in any merger, consolidation or statutory share exchange if the holder of such shares of Common Stock is required by the terms of an agreement or plan of merger, consolidation, or statutory share exchange to accept for such shares of Common Stock anything except (a) shares of stock of the corporation surviving or resulting from such merger, consolidation or statutory share exchange, or depository receipts in respect thereof, (b) shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation or statutory share exchange will be either listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash in lieu of fractional shares or fractional depository receipts described in the foregoing subsections (a) and (b) of this Section 5.10, or (d) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subsections (a), (b) and (c) of this Section 5.10. This Section 5.10 shall not alter the effect of Section 3-202(c)(3) of the MGCL. Holders of shares of Common Stock exercising the rights of an objecting stockholder provided in this Section 5.10 shall comply with the requirements to properly exercise such rights set forth in Title 3, Subtitle 2 of the MGCL to the same extent as if the holders were exercising the rights of an objecting stockholder provided for in Title 3, Subtitle 2 of the MGCL or any successor statute including, without limitation, voting against the transaction and providing the Corporation with all required notices.
TITLE 3, SUBTITLE 2 OF THE MARYLAND GENERAL CORPORATION LAW
§3-201.
(a)
In this subtitle the following words have the meanings indicated.

(b)
“Affiliate” has the meaning stated in § 3-601 of this title.

(c)
“Associate” has the meaning stated in § 3-601 of this title.

(d)
“Beneficial owner”, when used with respect to any voting stock, means a person that:

(1)
Individually or with any of its affiliates or associates, beneficially owns voting stock, directly or indirectly;

(2)
Individually or with any of its affiliates or associates, has:

(i)
The right to acquire voting stock (whether the right is exercisable immediately or within 60 days after the date on which beneficial ownership is determined), in accordance with any agreement, arrangement, or understanding, on the exercise of conversion rights, exchange rights, warrants, or options, or otherwise; or

(ii)
Except solely by virtue of a revocable proxy, the right to vote voting stock in accordance with any agreement, arrangement, or understanding; or

(3)
Except solely by virtue of a revocable proxy, has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of voting stock with any other person that beneficially owns, or the affiliates or associates of which beneficially own, directly or indirectly, the voting stock.

(e)
“Executive officer” means a corporation’s president, any vice president in charge of a principal business unit, division, or function, such as sales, administration, or finance, any other person who performs a policy making function for the corporation, or any executive officer of a subsidiary of the corporation who performs a policy making function for the corporation.
(f)
(1)
“Successor”, except when used with respect to a share exchange, includes a corporation which amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock, unless the right to do so is reserved by the charter of the corporation.

(2)
“Successor”, when used with respect to a share exchange, means the corporation the stock of which was acquired in the share exchange.

(g)
“Voting stock” has the meaning stated in § 3-601 of this title.

§3-202.
(a)
Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder’s stock from the successor if:

(1)
The corporation consolidates or merges with another corporation;

(2)
The stockholder’s stock is to be acquired in a share exchange;

(3)
The corporation transfers its assets in a manner requiring action under § 3-105(e) of this title;

(4)
The corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder’s rights, unless the right to do so is reserved by the charter of the corporation;

(5)
The transaction is governed by § 3-602 of this title or exempted by § 3-603(b) of this title; or

(6)
The corporation is converted in accordance with § 3-901 of this title.

(b)
(1)
Fair value is determined as of the close of business:

(i)
With respect to a merger under § 3-106 or § 3-106.1 of this title, on the day notice is given or waived under § 3-106 or § 3-106.1 of this title; or

(ii)
With respect to any other transaction, on the day the stockholders voted on the transaction objected to.

(2)
Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.

(3)
In any transaction governed by § 3-602 of this title or exempted by § 3-603(b) of this title, fair value shall be value determined in accordance with the requirements of § 3-603(b) of this title.

(c)
Unless the transaction is governed by § 3-602 of this title or is exempted by § 3-603(b) of this title, a stockholder may not demand the fair value of the stockholder’s stock and is bound by the terms of the transaction if:

(1)
Except as provided in subsection (d) of this section, any shares of the class or series of the stock are listed on a national securities exchange:

(i)
With respect to a merger under § 3-106 or § 3-106.1 of this title, on the date notice is given or waived under § 3-106 or § 3-106.1 of this title; or

(ii)
With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

(2)
The stock is that of the successor in a merger, unless:

(i)
The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or

(ii)
The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

(3)
The stock is not entitled, other than solely because of § 3-106 or § 3-106.1 of this title, to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

(4)
The charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under this subtitle; or

(5)
The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

(d)
With respect to a merger, consolidation, or share exchange, a stockholder of a Maryland corporation who otherwise would be bound by the terms of the transaction under subsection (c)(1) of this section may demand the fair value of the stockholder’s stock if:

(1)
In the transaction, stock of the corporation is required to be converted into or exchanged for anything of value except:

(i)
Stock of the corporation surviving or resulting from the merger, consolidation, or share exchange, stock of any other corporation, or depositary receipts for any stock described in this item;

(ii)
Cash in lieu of fractional shares of stock or fractional depositary receipts described in item (i) of this item; or

(iii)
Any combination of the stock, depositary receipts, and cash in lieu of fractional shares or fractional depositary receipts described in items (i) and (ii) of this item;

(2)
The directors and executive officers of the corporation were the beneficial owners, in the aggregate, of 5 percent or more of the outstanding voting stock of the corporation at any time within the 1-year period ending on:

(i)
The day the stockholders voted on the transaction objected to; or

(ii)
With respect to a merger under § 3-106 or § 3-106.1 of this title, the effective date of the merger; and

(3)
Unless the stock is held in accordance with a compensatory plan or arrangement approved by the board of directors of the corporation and the treatment of the stock in the transaction is approved by the board of directors of the corporation, any stock held by persons described in item (2) of this subsection, as part of or in connection with the transaction and within the 1-year period described in item (2) of this subsection, will be or was converted into or exchanged for stock of a person, or an affiliate of a person, who is a party to the transaction on terms that are not available to all holders of stock of the same class or series.

(e)
If directors or executive officers of the corporation are beneficial owners of stock in accordance with § 3-201(d)(2)(i) of this subtitle, the stock is considered outstanding for purposes of determining beneficial ownership by a person under subsection (d)(2) of this section.

§3-203.
(a)
A stockholder of a corporation who desires to receive payment of the fair value of the stockholder’s stock under this subtitle:

(1)
Shall file with the corporation a written objection to the proposed transaction:

(i)
With respect to a merger under § 3-106 or § 3-106.1 of this title, within 30 days after notice is given or waived under § 3-106 or § 3-106.1 of this title; or

(ii)
With respect to any other transaction, at or before the stockholders’ meeting at which the transaction will be considered or, in the case of action taken under § 2-505(b) of this article, within 10 days after the corporation gives the notice required by § 2-505(b) of this article;

(2)
May not vote in favor of the transaction; and

(3)
Shall make a written demand on the successor for payment for the stockholder’s stock, stating the number and class of shares for which the stockholder demands payment:

(i)
Within 20 days after the Department accepts the articles for record; or

(ii)
Within 20 days after consummation of the transfer or transaction with respect to:

1.
A transfer of assets in a manner requiring stockholder approval under § 3-105 of this title; or

2.
A transaction that is governed by § 3-603(b) of this title or exempted by § 3-603(b) of this title, for which no articles are required to be filed with the Department.

(b)
A stockholder who fails to comply with this section is bound by the terms of the consolidation, merger, share exchange, transfer of assets, or charter amendment.

§3-204.
A stockholder who demands payment for his stock under this subtitle:
(1)
Has no right to receive any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under § 3-202 of this subtitle; and

(2)
Ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

§3-205.
A demand for payment may be withdrawn only with the consent of the successor.
§3-206.
(a)
The rights of a stockholder who demands payment are restored in full, if:

(1)
The demand for payment is withdrawn;

(2)
A petition for an appraisal is not filed within the time required by this subtitle;

(3)
A court determines that the stockholder is not entitled to relief; or

(4)
The transaction objected to is abandoned or rescinded.

(b)
The restoration of a stockholder’s rights entitles him to receive the dividends, distributions, and other rights he would have received if he had not demanded payment for his stock. However, the restoration does not prejudice any corporate proceedings taken before the restoration.

§3-207.
(a)
(1)
The successor promptly shall notify each objecting stockholder in writing of the date the articles are accepted for record by the Department.

(2)
The successor also may send a written offer to pay the objecting stockholder what it considers to be the fair value of his stock. Each offer shall be accompanied by the following information relating to the corporation which issued the stock:

(i)
A balance sheet as of a date not more than six months before the date of the offer;

(ii)
A profit and loss statement for the 12 months ending on the date of the balance sheet; and

(iii)
Any other information the successor considers pertinent.

(b)
The successor shall deliver the notice and offer to each objecting stockholder personally or mail them to him by certified mail, return receipt requested, bearing a postmark from the United States Postal Service, at the address he gives the successor in writing, or, if none, at his address as it appears on the records of the corporation which issued the stock.

§3-208.
(a)
Within 50 days after the Department accepts the articles for record, the successor or an objecting stockholder who has not received payment for his stock may petition a court of equity in the county where the principal office of the successor is located or, if it does not have a principal office in this State, where the resident agent of the successor is located, for an appraisal to determine the fair value of the stock.

(b)
(1)
If more than one appraisal proceeding is instituted, the court shall direct the consolidation of all the proceedings on terms and conditions it considers proper.

(2)
Two or more objecting stockholders may join or be joined in an appraisal proceeding.

§3-209.
(a)
At any time after a petition for appraisal is filed, the court may require the objecting stockholders parties to the proceeding to submit their stock certificates to the clerk of the court for notation on them that the appraisal proceeding is pending. If a stockholder fails to comply with the order, the court may dismiss the proceeding as to him or grant other appropriate relief.

(b)
If any stock represented by a certificate which bears a notation is subsequently transferred, the new certificate issued for the stock shall bear a similar notation and the name of the original objecting stockholder. The transferee of this stock does not acquire rights of any character with respect to the stock other than the rights of the original objecting stockholder.

§3-210.
(a)
If the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Each appraiser shall take an oath to discharge his duties honestly and faithfully.

(b)
Within 60 days after their appointment, unless the court sets a longer time, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report stating the conclusion of the majority as to the fair value of the stock.

(c)
The report shall state the reasons for the conclusion and shall include a transcript of all testimony and exhibits offered.

(d)
(1)
On the same day that the report is filed, the appraisers shall mail a copy of it to each party to the proceedings.

(2)
Within 15 days after the report is filed, any party may object to it and request a hearing.

§3-211.
(a)
The court shall consider the report and, on motion of any party to the proceeding, enter an order which:

(1)
Confirms, modifies, or rejects it; and

(2)
If appropriate, sets the time for payment to the stockholder.

(b)
(1)
If the appraisers’ report is confirmed or modified by the order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding for the appraised fair value of his stock.

(2)
If the appraisers’ report is rejected, the court may:

(i)
Determine the fair value of the stock and enter judgment for the stockholder; or

(ii)
Remit the proceedings to the same or other appraisers on terms and conditions it considers proper.

(c)
(1)
Except as provided in paragraph (2) of this subsection, a judgment for the stockholder shall award the value of the stock and interest from the date as at which fair value is to be determined under § 3-202 of this subtitle.

(2)
The court may not allow interest if it finds that the failure of the stockholder to accept an offer for the stock made under § 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

(i)
The price which the successor offered for the stock;

(ii)
The financial statements and other information furnished to the stockholder; and

(iii)
Any other circumstances it considers relevant.

(d)
(1)
The costs of the proceedings, including reasonable compensation and expenses of the appraisers, shall be set by the court and assessed against the successor. However, the court may direct the costs to be apportioned and assessed against any objecting stockholder if the court finds that the failure of the stockholder to accept an offer for the stock made under § 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

(i)
The price which the successor offered for the stock;

(ii)
The financial statements and other information furnished to the stockholder; and

(iii)
Any other circumstances it considers relevant.

(2)
Costs may not include attorney’s fees or expenses. The reasonable fees and expenses of experts may be included only if:

(i)
The successor did not make an offer for the stock under § 3-207 of this subtitle; or

(ii)
The value of the stock determined in the proceeding materially exceeds the amount offered by the successor.

(e)
The judgment is final and conclusive on all parties and has the same force and effect as other decrees in equity. The judgment constitutes a lien on the assets of the successor with priority over any mortgage or other lien attaching on or after the effective date of the consolidation, merger, transfer, or charter amendment.

§3-212.
The successor is not required to pay for the stock of an objecting stockholder or to pay a judgment rendered against it in a proceeding for an appraisal unless, simultaneously with payment:
(1)
The certificates representing the stock are surrendered to it, indorsed in blank, and in proper form for transfer; or

(2)
Satisfactory evidence of the loss or destruction of the certificates and sufficient indemnity bond are furnished.

§3-213.
(a)
A successor which acquires the stock of an objecting stockholder is entitled to any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under § 3-202 of this subtitle.

(b)
After acquiring the stock of an objecting stockholder, a successor in a transfer of assets may exercise all the rights of an owner of the stock.

(c)
Unless the articles provide otherwise, stock in the successor of a consolidation, merger, or share exchange otherwise deliverable in exchange for the stock of an objecting stockholder has the status of authorized but unissued stock of the successor. However, a proceeding for reduction of the capital of the successor is not necessary to retire the stock or to reduce the capital of the successor represented by the stock.

0DIGITALBRIDGE GROUP, INC.Proxy for Special Meeting of Stockholders on April 23, 2026, at 9:00 A.M. Eastern Time Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints Thomas Mayrhofer and Geoffrey Goldschein, and each of them,with full power of substitution and power to act alone, as proxies to vote all the shares of common stock of DigitalBridge Group, Inc. which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of DigitalBridge Group, Inc., to be held virtually at edge.media-server.com/mmc/p/m6yurafk; passcode: digitalbridge2026 (unique 11-digit control num- ber required, found on the other side of this card) on April 23, 2026, at 9:00 A.M. Eastern Time, and at any adjournments or postponements thereof, and at the discretion of the proxies on any other matters that may properly come before the special meeting. If specific voting instructions are not provided and the signed card is returned, the proxies will vote in accordance with the Board of Directors recommen- dation listed on the reverse side.(Continued and to be signed on the reverse side.)1.1 14475

SPECIAL MEETING OF STOCKHOLDERS OFDIGITALBRIDGE GROUP, INC.April 23, 2026, at 9:00 A.M. Eastern TimeIMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FORTHE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2026, AT 9:00 A.M. EASTERN TIME.The Notice of The Special Meeting and Proxy Statement are available at www.astproxyportal.com/ast/26965/specialPlease sign, date and mail your proxy card in theenvelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.00040000003003000000 3 042326THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xFOR AGAINST ABSTAINTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.1. To approve the Company merger contemplated by the Agreement and Plan of Merger, dated as of December 29, 2025 (as amended or modified from time to time in accordance with its terms, the “merger agreement”), by and among Duncan Holdco LLC (“Parent”), Duncan Sub I Inc. (“Merger Sub I”), Duncan Sub II LLC, DigitalBridge Group, Inc. (“DigitalBridge”) and DigitalBridge Operating Company, LLC, pursuant to which, subject to the terms and conditions set forth therein, among other matters, Merger Sub I will be merged with and into DigitalBridge, the separate existence of Merger Sub I will cease, and DigitalBridge will survive the merger as a wholly owned subsidiary of Parent (the “merger proposal”).2. To approve, on a non-binding, advisory basis, certain compen- sation that will or may be paid by DigitalBridge to its named executive officers that is based on or otherwise relates to the mergers.3. To adjourn the special meeting, from time to time, as deter- mined in accordance with the merger agreement by the DigitalBridge board of directors, including for the purpose of soliciting additional votes for the approval of the merger pro- posal if there are insufficient votes at the time of the special meeting to approve the merger proposal.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OFDIGITALBRIDGE GROUP, INC.April 23, 2026, at 9:00 A.M. Eastern Time PROXY VOTING INSTRUCTIONSINTERNET - Access www.voteproxy.com and follow the instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.Vote online or by phone until 11:59 P.M. Eastern Time the day before the special meeting.MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.VIRTUALLY AT THE SPECIAL MEETING - The company will be hosting the special meeting live via the Internet. To attend the virtual special meeting, please visit have your control number available and visit:edge.media-server.com/mmc/p/m6yurafk passcode: digitalbridge2026.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible docu- ments online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBERIMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FORTHE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2026, AT 9:00 A.M. EASTERN TIME.The Notice of The Special Meeting and Proxy Statement are available at www.astproxyportal.com/ast/26965/specialPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.00040000003003000000 3 042326THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xFOR AGAINST ABSTAINTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.1. To approve the Company merger contemplated by the Agreement and Plan of Merger, dated as of December 29, 2025 (as amended or modified from time to time in accordance with its terms, the “merger agreement”), by and among Duncan Holdco LLC (“Parent”), Duncan Sub I Inc. (“Merger Sub I”), Duncan Sub II LLC, DigitalBridge Group, Inc. (“DigitalBridge”) and DigitalBridge Operating Company, LLC, pursuant to which, subject to the terms and conditions set forth therein, among other matters, Merger Sub I will be merged with and into DigitalBridge, the separate existence of Merger Sub I will cease, and DigitalBridge will survive the merger as a wholly owned subsidiary of Parent (the “merger proposal”).2. To approve, on a non-binding, advisory basis, certain compen- sation that will or may be paid by DigitalBridge to its named executive officers that is based on or otherwise relates to the mergers.3. To adjourn the special meeting, from time to time, as deter- mined in accordance with the merger agreement by the DigitalBridge board of directors, including for the purpose of soliciting additional votes for the approval of the merger pro- posal if there are insufficient votes at the time of the special meeting to approve the merger proposal.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.